UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Visual Sciences

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To Omniture Stockholders and Visual Sciences Stockholders:

The boards of directors of Omniture, Inc. and Visual Sciences, Inc. have each unanimously approved Omniture’s acquisition of Visual Sciences pursuant to the Agreement and Plan of Reorganization, dated October 25, 2007, by and among Omniture, Voyager Acquisition Corp, a wholly-owned subsidiary of Omniture, and Visual Sciences through a merger transaction.

Upon the completion of the proposed merger, Visual Sciences stockholders, other than those exercising appraisal rights, will receive 0.49 of a share of Omniture common stock and $2.39 in cash, without interest, for each share of Visual Sciences common stock they own as of the effective time of the merger. The fixed ratio for exchange will not be adjusted prior to consummation of the merger, other than to reflect any stock splits, combinations or the like. Omniture common stock is traded on the Nasdaq Global Market under the trading symbol “OMTR.” On December 11, 2007, the last trading day prior to the date of this joint proxy statement/prospectus, Omniture common stock closed at $28.92 per share. The aggregate number of shares of Omniture common stock to be issued to Visual Sciences stockholders and optionholders in connection with the merger (including upon the exercise of options assumed by Omniture in the merger) will equal approximately 11.9 million shares. The actual number of shares of Omniture common stock issuable pursuant to the assumption of Visual Sciences stock options will vary depending upon the final calculation of the option exchange ratio, as described herein. The aggregate amount of cash to be paid by Omniture to the Visual Sciences stockholders in the merger will equal approximately $50.2 million.

The merger cannot be completed unless Visual Sciences stockholders adopt the merger agreement and Omniture stockholders approve the issuance of Omniture common stock in connection with the merger, each at their respective special meetings of stockholders. More detailed information about Omniture, Visual Sciences and the proposed merger is contained in this joint proxy statement/prospectus. We encourage you to carefully read this joint proxy statement/prospectus before voting, including the section entitled “Risk Factors” beginning on page 27.

The Visual Sciences board of directors unanimously recommends that Visual Sciences stockholders vote “FOR” the adoption of the merger agreement. The Omniture board of directors unanimously recommends that Omniture stockholders vote “FOR” the issuance of Omniture common stock in connection with the merger.

The date, time and place of each of the special meetings of stockholders are as follows:

For Omniture stockholders:	For Visual Sciences stockholders:

January 17, 2008	January 17, 2008
11:00 a.m. local time	10:00 a.m. local time
550 East Timpanogos Circle	10182 Telesis Court, 6th Floor
Orem, Utah 84097	San Diego, California 92121

Your vote is very important.  Whether or not you plan to attend Omniture’s or Visual Sciences’ special meeting of stockholders, please take the time to vote by completing and mailing the enclosed proxy card. If your shares are held in “street name,” you must instruct your broker in order to vote.

Sincerely,	Sincerely,

Joshua G. James	James W. MacIntyre, IV
Chief Executive Officer	President and Chief Executive Officer
Omniture, Inc.	Visual Sciences, Inc.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THIS TRANSACTION OR THE SECURITIES OF OMNITURE TO BE ISSUED PURSUANT TO THE MERGER, OR DETERMINED IF THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This joint proxy statement/prospectus is dated December 12, 2007, and is first being mailed to stockholders of Omniture and Visual Sciences on or about December 17, 2007.

ADDITIONAL INFORMATION

This joint proxy statement/prospectus incorporates important business and financial information about Omniture, Inc. and Visual Sciences, Inc. from documents that Omniture and Visual Sciences have filed with the Securities and Exchange Commission, which we refer to as the SEC, that are not included in or delivered with this joint proxy statement/prospectus.

Omniture will provide you with copies of information relating to Omniture, without charge, upon written or oral request to:

OMNITURE, INC.
550 East Timpanogos Circle
Orem, Utah 84097
Attention: Investor Relations
Telephone: (801) 722-7037

PLEASE REQUEST DOCUMENTS FROM OMNITURE NO LATER THAN JANUARY 10, 2008.

UPON REQUEST, OMNITURE WILL MAIL ANY DOCUMENTS TO YOU BY FIRST CLASS MAIL BY THE NEXT BUSINESS DAY.

In addition, you may obtain copies of this information from Omniture’s website, http://www.omniture.com, or by sending an email to ir@omniture.com. Information contained on Omniture’s website does not constitute part of this joint proxy statement/prospectus.

Visual Sciences will provide you with copies of information relating to Visual Sciences, without charge, upon written or oral request to:

VISUAL SCIENCES, INC.
10182 Telesis Court, 6th Floor
San Diego, California 92121
Attention: Investor Relations
Telephone: (858) 546-0040

PLEASE REQUEST DOCUMENTS FROM VISUAL SCIENCES NO LATER THAN JANUARY 10, 2008.

UPON REQUEST, VISUAL SCIENCES WILL MAIL ANY DOCUMENTS TO YOU BY FIRST CLASS MAIL BY THE NEXT BUSINESS DAY.

In addition, you may obtain copies of this information from Visual Sciences’ website, http://www.visualsciences.com, or by sending an email to investor@visualsciences.com. Information contained on Visual Sciences’ website does not constitute part of this joint proxy statement/prospectus.

See the section entitled “Where You Can Find More Information” beginning on page 142 of this joint proxy statement/prospectus for more information about the documents incorporated by reference in this joint proxy statement/prospectus.

You should rely only on the information contained in, or incorporated by reference into, this joint proxy statement/prospectus in deciding how to vote on each of the proposals. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this joint proxy statement/prospectus. This joint proxy statement/prospectus is dated December 12, 2007. You should not assume that the information contained in, or incorporated by reference into, this joint proxy statement/prospectus is accurate as of any date other than that date.

This joint proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Information contained in this joint proxy statement/prospectus regarding Omniture and Voyager Acquisition Corp has been provided by Omniture and Voyager Acquisition Corp and information contained in this joint proxy statement/prospectus regarding Visual Sciences has been provided by Visual Sciences.

OMNITURE, INC.
550 East Timpanogos Circle
Orem, Utah 84097
(801) 722-7037

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held January 17, 2008

Dear Stockholders of Omniture, Inc.:

You are cordially invited to a special meeting of stockholders of Omniture, Inc. at its headquarters located at 550 East Timpanogos Circle, Orem, Utah 84097, on January 17, 2008, at 11:00 a.m. local time. Only stockholders who hold shares of Omniture, Inc. common stock at the close of business on December 11, 2007, the record date for the special meeting, are entitled to vote at the special meeting and any adjournments or postponements of the special meeting.

At the special meeting, you will be asked to consider and vote upon and approve the following proposals:

1.	Issuance of shares of Omniture, Inc. common stock in connection with the merger contemplated by the Agreement and Plan of Reorganization, dated as of October 25, 2007, by and among Omniture, Inc., Voyager Acquisition Corp, a wholly-owned subsidiary of Omniture, Inc., and Visual Sciences, Inc.

2.	Adjournment or postponement of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the issuance of shares of Omniture, Inc. common stock in connection with the merger, which we refer to as the adjournment proposal.

No other business will be conducted at the special meeting. These proposals are described more fully in this joint proxy statement/prospectus. Please give your careful attention to all of the information included, or incorporated by reference, in this joint proxy statement/prospectus.

Omniture, Inc.’s board of directors has unanimously approved the issuance of Omniture, Inc. common stock in connection with the merger and recommends that Omniture stockholders vote “FOR” the proposal to approve the issuance of shares and “FOR” the proposal to grant discretionary authority to Omniture management to vote stockholder shares to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the issuance of Omniture common stock in connection with the merger.

This joint proxy statement/prospectus contains detailed information about Omniture, Inc., Visual Sciences, Inc. and the proposed merger. We urge you to carefully read this joint proxy statement/prospectus in its entirety. In particular, see the section entitled “Risk Factors” beginning on page 27 of this joint proxy statement/prospectus for a discussion of the risks related to the merger. For specific instructions on how to vote your shares, please refer to the section of this joint proxy statement/prospectus entitled “The Special Meeting of Omniture Stockholders” beginning on page 110.

Whether or not you plan to attend the special meeting, please vote as soon as possible so that your shares are represented at the meeting. If you do not vote, it may make it more difficult for Omniture, Inc. to approve the issuance of Omniture common stock in connection with the merger because your shares may not be counted for purposes of determining whether a quorum is present at the special meeting.

By Order of the Board of Directors,

Shawn J. Lindquist
Chief Legal Officer

Orem, Utah
December 12, 2007

VISUAL SCIENCES, INC.
10182 Telesis Court, 6th Floor
San Diego, California 92121
(858) 546-0040

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held January 17, 2008
Dear Stockholders of Visual Sciences, Inc.:

You are cordially invited to a special meeting of stockholders of Visual Sciences, Inc. at its headquarters located at 10182 Telesis Court, 6th Floor, San Diego, California 92121, on January 17, 2008, at 10:00 a.m. local time. Only stockholders who hold shares of Visual Sciences, Inc. common stock at the close of business on December 11, 2007, the record date for the special meeting, are entitled to vote at the special meeting and any adjournments or postponements of the special meeting.

At the special meeting, you will be asked to consider and vote upon and approve the following proposals:

1.	Adoption of the Agreement and Plan of Reorganization, dated as of October 25, 2007, by and among Visual Sciences, Inc., Omniture, Inc. and Voyager Acquisition Corp, a wholly-owned subsidiary of Omniture, Inc.

2.	The adjournment or postponement of the special meeting to a later date or dates, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the adoption of the merger agreement, which we refer to as the adjournment proposal.

No other business will be conducted at the special meeting. These proposals are described more fully in this joint proxy statement/prospectus. Please give your careful attention to all of the information included, or incorporated by reference, in this joint proxy statement/prospectus.

Visual Sciences, Inc.’s board of directors has unanimously approved the merger agreement and recommends that Visual Sciences stockholders vote “FOR” adoption of the merger agreement and “FOR” the proposal to grant discretionary authority to Visual Sciences management to vote stockholder shares to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement.

This joint proxy statement/prospectus contains detailed information about Visual Sciences, Inc., Omniture, Inc., and the proposed merger. We urge you to carefully read this joint proxy statement/prospectus in its entirety. In particular, see the section entitled “Risk Factors” beginning on page 27 of this joint proxy statement/prospectus for a discussion of the risks related to the merger and owning Omniture common stock. For specific instructions on how to vote your shares, please refer to the section of this joint proxy statement/prospectus entitled “The Special Meeting of Visual Sciences Stockholders” beginning on page 114.

Appraisal rights are available under Section 262(d) of the Delaware General Corporation Law in connection with the merger. In order to exercise appraisal rights, Visual Sciences stockholders must deliver a written demand to Visual Sciences no later than the date of the special meeting and must not vote “FOR” the proposal to adopt the merger agreement. A copy of the applicable Delaware statutory provision is included as Annex B of the attached joint proxy statement/prospectus, and a summary of these provisions can be found under “The Merger and Issuance of Common Stock — Appraisal Rights” in the attached joint proxy statement/prospectus.

Whether or not you plan to attend the special meeting, please vote as soon as possible so that your shares are represented at the meeting. If you do not vote, it will have the same effect as a vote against the proposal to adopt the merger agreement and make it more difficult for Visual Sciences, Inc. to achieve a quorum at the special meeting.

By Order of the Board of Directors,

Andrew S. Greenhalgh
Senior Vice President, General Counsel and Secretary

San Diego, California
December 12, 2007

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QUESTIONS AND ANSWERS ABOUT THE MERGER
AND SPECIAL MEETINGS OF OMNITURE AND VISUAL SCIENCES

The following are some questions that you, as a stockholder of either Omniture or Visual Sciences, may have regarding the merger and the special meetings of Omniture and Visual Sciences stockholders and brief answers to such questions. Omniture and Visual Sciences urge you to read carefully the entirety of this joint proxy statement/prospectus because the information in this section does not provide all the information that may be important to you with respect to the adoption of the merger agreement or the issuance of Omniture common stock in connection with the merger. Additional information is also contained in the annexes to, and the documents incorporated by reference in, this joint proxy statement/prospectus.

GENERAL QUESTIONS AND ANSWERS

Q:	Why am I receiving this joint proxy statement/prospectus?

A:	Omniture has agreed to acquire Visual Sciences under the terms of an Agreement and Plan of Reorganization, dated as of October 25, 2007, by and among Visual Sciences Inc., Omniture, Inc. and Voyager Acquisition Corp, a wholly-owned subsidiary of Omniture, Inc. We refer to the Agreement and Plan of Reorganization as the merger agreement in this joint proxy statement/prospectus. Please see “Agreements Related to the Merger — The Merger Agreement” beginning on page 89 of this joint proxy statement/prospectus for a description of the material terms of the merger agreement. A copy of the merger agreement is attached to this joint proxy statement/prospectus as Annex A.

In order to complete the merger, Visual Sciences stockholders must adopt the merger agreement, and all other conditions to the consummation of the merger must be satisfied or waived. In addition, Omniture stockholders must approve the issuance of Omniture common stock in connection with the merger. Omniture and Visual Sciences will hold special meetings of their respective stockholders to obtain these approvals.

This joint proxy statement/prospectus contains important information about both Omniture and Visual Sciences and the merger, the merger agreement and the special meetings of the stockholders of Omniture and Visual Sciences, and you should read this joint proxy statement/prospectus carefully.

Your vote is very important. We encourage you to vote as soon as possible. The enclosed voting materials allow you to vote your Omniture and Visual Sciences shares without attending your respective company’s special meeting. For more specific information on how to vote, please see the questions and answers below and the sections entitled “The Special Meeting of Omniture Stockholders — How You Can Vote” and “The Special Meeting of Visual Sciences Stockholders — How You Can Vote” on pages 111 and 115, respectively, of this joint proxy statement/prospectus.

Q:	What will happen in the merger?

A:	Pursuant to the terms of the merger agreement, Voyager Acquisition Corp, a wholly-owned subsidiary of Omniture, will merge with and into Visual Sciences, and Visual Sciences will survive and continue as a wholly-owned subsidiary of Omniture, which we refer to as the first merger. Under certain circumstances more fully described below under the heading “Agreements Related to the Merger — The Merger Agreement — Structure of the Merger,” the first merger will be followed immediately by the merger of the surviving corporation in the first merger with and into a limited liability company wholly-owned by Omniture that is disregarded as an entity for U.S. federal income tax purposes, referred to as the second merger. Visual Sciences stockholders who do not exercise appraisal rights will receive 0.49 of a share of Omniture common stock and $2.39 cash, without interest, for each share of Visual Sciences common stock they own as of the effective time of the merger. In lieu of any fractional share resulting from the exchange, each Visual Sciences stockholder will also be entitled to receive an amount of cash equal to the value of the fractional share remaining after aggregating all the shares of Omniture common stock such stockholder would otherwise be entitled to receive in connection with the merger. Omniture stockholders will continue to hold the Omniture shares they currently own.

Q:	What stockholder approvals are required to complete the merger?

A:	A majority of the outstanding shares of Visual Sciences common stock entitled to vote at the special meeting, voting together as a single class, must vote “FOR” the adoption of the merger agreement. The affirmative vote of a majority of the votes cast at the Omniture special meeting must vote “FOR” the issuance of Omniture common stock in connection with the merger.

Q:	When do you expect the merger to be completed?

A:	We expect to complete the merger shortly after the Visual Sciences and Omniture Stockholders meetings are held on January 17, 2008. However, it is possible that factors outside of our control could require us to complete the merger at a later time or not complete it at all. We expect to complete the merger as soon as reasonably practicable.

Q:	Where can I find more information about Omniture and Visual Sciences?

A:	You can find more information about Omniture and Visual Sciences from reading this joint proxy statement/prospectus and the various sources described in this joint proxy statement/prospectus under the section entitled “Where You Can Find More Information” beginning on page 142 of this joint proxy statement/prospectus.

Q:	What percentage of Omniture capital stock will former stockholders of Visual Sciences common stock own after the merger?

A:	Following the merger, the former stockholders of Visual Sciences will own approximately 10.3 million shares of Omniture common stock (not including stock issuable upon the exercise of Visual Sciences stock options assumed in connection with the merger). If the merger had closed on December 11, 2007, the record date for determining stockholders entitled to vote upon the adoption of the merger agreement at the special meeting, the stockholders of Visual Sciences would have owned approximately 14.68% of the shares of Omniture common stock issued and outstanding on such date. Such percentage does not include the effect of outstanding stock options or other stock-based awards to purchase Omniture or Visual Sciences common stock or the issuance of shares of Visual Sciences or Omniture common stock following such date.

Q:	What do I need to do now?

A:	After you carefully read this joint proxy statement/prospectus, mail your signed proxy card in the enclosed return envelope, or submit your proxy by telephone in accordance with the instructions on the proxy card. In order to assure that your vote is recorded, please vote your proxy as soon as possible even if you currently plan to attend your meeting in person. If you own your shares in “street name” through a broker or bank, you must instruct your bank or broker how to vote your shares using the enclosed voting instruction card. Telephone and Internet voting may be available in accordance with the instructions on the voting instruction card.

Q:	Why is my vote important?

A:	If you do not return your proxy card or submit your proxy by telephone or through the Internet or vote in person at your special meeting, it will be more difficult for Omniture and Visual Sciences to obtain the necessary quorum to transact business at their special meetings. In addition, if you are a Visual Sciences stockholder, your failure to vote will have the same effect as a vote against the adoption of the merger agreement.

Q:	What risks should I consider in deciding whether to vote in favor of the issuance of Omniture common stock in connection with the merger or the adoption of the merger agreement?

A:	You should carefully review the section of this joint proxy statement/prospectus entitled “Risk Factors” beginning on page 27, which presents risks and uncertainties relating to the merger and the businesses of each of Omniture and Visual Sciences.

Q:	How do I instruct my broker or bank to vote in connection with the adoption of the merger agreement or the issuance of Omniture common stock in connection with the merger?

A:	If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the special meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the special meeting to vote your shares. Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by mail, by methods listed on the voting instruction card or in person with a proxy from the record holder.

Q:	If my shares are held in “street name,” will my broker vote my shares for me?

A:	If you do not provide your broker with instructions on how to vote your “street name” shares, your broker will not be permitted to vote them for either the adoption of the merger agreement by Visual Sciences stockholders or approval of the issuance of Omniture common stock in connection with the merger by Omniture stockholders.

Q:	If my shares are held in “street name,” what if I fail to instruct my broker or bank?

A:	If you fail to instruct your broker or bank to vote your shares and the broker or bank submits an unvoted proxy, the resulting “broker non-votes” will be counted toward a quorum at the respective special meeting, but they will not be voted and they will have the consequences set forth above under “Why is my vote important?”

Q:	Can I change my vote after I have mailed my proxy card?

A:	You can change your vote at any time before your proxy card is voted at your company’s special meeting. You can do this in one of four ways:

• delivering a valid, later-dated proxy by mail, or a later-dated proxy by telephone;

• delivering a signed written notice to your company’s Secretary before the meeting that you have revoked your proxy;

• voting at a later date by telephone; or

• voting by ballot at either the Omniture special meeting or the Visual Sciences special meeting, as applicable. Your attendance at either of the special meetings alone will not revoke your proxy.

If you have instructed a broker or bank to vote your shares by executing a voting instruction card or by using the telephone or Internet, you must follow directions from your broker or bank to change those instructions.

Q:	Should I send in my stock certificates now?

A:	No. If Omniture stockholders approve the issuance of Omniture common stock in connection with the merger and Visual Sciences stockholders approve the adoption of the merger agreement, after the merger is completed, Omniture will send Visual Sciences stockholders written instructions for exchanging their stock certificates. Omniture stockholders will keep their existing stock certificates.

Q:	Am I entitled to appraisal rights?

A:	Under Delaware law, holders of Visual Sciences common stock are entitled to appraisal rights in connection with the merger pursuant to Section 262(d) of the Delaware General Corporation Law. Failure to take any of the steps required under Section 262(d) of the Delaware General Corporation Law on a timely basis may result in a loss of those appraisal rights. The provisions of Delaware law that grant appraisal rights and govern such procedures are attached as Annex B. Holders of Omniture common stock are not entitled to appraisal rights in connection with the merger. See “The Merger and Issuance of Common Stock — Appraisal Rights” on page 85.

QUESTIONS AND ANSWERS FOR OMNITURE STOCKHOLDERS

Q:	When and where is the Omniture special meeting?

A:	The Omniture special meeting will take place at its headquarters located at 550 East Timpanogos Circle, Orem, UT 84097, on January 17, 2008, at 11:00 a.m. local time. Please allow ample time for check-in procedures.

Q:	Can I attend the Omniture special meeting? (See page 110)

A:	Yes, if you were an Omniture stockholder as of the close of business on December 11, 2007, the record date for the Omniture special meeting, or you hold a valid proxy for the special meeting, you may attend the Omniture special meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a record holder, your name will be verified against the list of record holders on the record date prior to being admitted to the meeting. If you are not a record holder but hold shares through a broker, bank or other nominee (i.e., in street name), you will need to provide proof of beneficial ownership on the record date, such as your most recent account statement prior to December 11, 2007, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the special meeting.

Q:	How does the Omniture board of directors recommend that I vote? (See page 110)

A:	After careful consideration, Omniture’s board of directors unanimously recommends that Omniture stockholders vote “FOR” approval of the issuance of Omniture common stock in connection with the merger and “FOR” the proposal to grant discretionary authority to Omniture management to vote stockholder shares to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the issuance of Omniture common stock in connection with the merger. For a description of the reasons underlying the recommendation of Omniture’s board of directors, see the section entitled “The Merger and Issuance of Common Stock — Consideration of the Merger by the Omniture Board of Directors” beginning on page 57 of this joint proxy statement/prospectus and “The Special Meeting of Omniture Stockholders — Recommendation of the Omniture Board of Directors” beginning on page 110 of this joint proxy statement/prospectus.

Q:	As an Omniture stockholder, how can I vote? (See page 111)

A:	Registered stockholders as of the record date may vote in person at the special meeting or by one of the following methods:

• complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided; or

• call the toll-free telephone number on the proxy card and follow the recorded instructions.

Stockholders who hold shares of Omniture common stock in street name may vote by following the instructions provided by the broker, bank or other holder of record of their shares, including by one of the following methods:

• complete, sign, date and return your voting instruction card in the enclosed pre-addressed envelope;

• other methods listed on your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet; or

• in person at the special meeting with a legal proxy from your bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the special meeting.

For a more detailed explanation of the voting procedures, please see the section entitled “The Special Meeting of Omniture Stockholders — How You Can Vote” beginning on page 111 of this joint proxy statement/prospectus.

Q:	What happens if I do not indicate how to vote on my proxy card?

A:	If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be counted as a vote “FOR” the proposals being considered.

Q:	Will I, as an Omniture stockholder, receive any shares as a result of the merger?

A:	No. Omniture stockholders will continue to hold the Omniture shares they currently own.

Q:	Who can help answer my questions about the merger?

A:	If you are an Omniture stockholder and would like additional copies of this joint proxy statement/prospectus, or if you have questions about the merger, including the procedures for voting your shares, you should contact by letter or phone:

The Altman Group, Inc.
1200 Wall Street West
3rd Floor
Lyndhurst, NJ 07071
1-800-217-0538

QUESTIONS AND ANSWERS FOR VISUAL SCIENCES STOCKHOLDERS

Q:	As a Visual Sciences stockholder, what will I receive upon completion of the merger? (See page 89-90)

A:	If the merger is completed, you will be entitled to receive 0.49 of a share of Omniture common stock and $2.39 in cash, without interest, unless you exercise appraisal rights, for each share of Visual Sciences’ common stock you own at the effective time of the merger. In lieu of any fractional share of Omniture common stock resulting from the exchange, you will be entitled to receive an amount of cash equal to the value of the fractional share remaining after aggregating all of the shares of Omniture common stock you would otherwise be entitled to receive in connection with the merger.

Q:	What will happen to options to acquire Visual Sciences common stock? (See page 90)

A:	Options to purchase shares of Visual Sciences common stock outstanding at the effective time of the merger, whether or not vested, will be assumed by Omniture and will become exercisable, subject to vesting, for shares of Omniture common stock and will continue to be subject to all the same terms and conditions as in effect prior to the merger except as otherwise described herein. The number of shares of Omniture common stock issuable upon the exercise of these options will be equal to the number of shares of Visual Sciences common stock subject to the assumed option immediately prior to the effective time of the merger multiplied by the option exchange ratio, rounded down to the nearest whole number. The exercise price per share of each assumed Visual Sciences option will be equal to the exercise price of the assumed Visual Sciences option immediately prior to the effective time of the merger divided by the option exchange ratio, rounded up to the nearest whole cent. The “option exchange ratio” equals 0.49 plus the quotient obtained by dividing $2.39 by the average closing sale price on the Nasdaq Global Market for one share of Omniture common stock for the ten trading days ending on the trading day prior to the closing date. Other than with respect to the number of shares subject to the option and the exercise price, both of which will be adjusted as described above, the assumed options will continue to have the same terms and conditions as they had prior to their assumption.

Q:	What will happen to my restricted stock? (See page 90)

A:	Each share of Visual Sciences restricted common stock that is unvested and is subject to a risk of forfeiture, a repurchase option or other conditions pursuant to an applicable restricted stock purchase agreement or other agreement with Visual Sciences shall be exchanged for 0.49 of a share of Omniture common stock and $2.39 in cash (without interest). The Omniture common stock and cash portion of the merger consideration issued in exchange for such shares of Visual Sciences restricted common stock will remain unvested and continue to be subject to the same repurchase option, risk of forfeiture or other conditions. Omniture shall hold the cash portion of the merger consideration until such repurchase option, risk of forfeiture or other condition expires or is otherwise extinguished at which time it will be distributed to such former holder of shares of Visual Sciences restricted common stock. In the event that a share of Omniture restricted common stock issued in exchange for Visual Sciences restricted common stock is forfeited by the holder thereof pursuant to its terms, the cash portion of the merger consideration will be permanently retained by Omniture.

Q:	When and where is the Visual Sciences special meeting? (See page 114)

A:	The special meeting of Visual Sciences stockholders will begin promptly at 10:00 a.m., local time, on January 17, 2008, at its headquarters located at 10182 Telesis Court, 6th Floor, San Diego, CA 92121. Please allow ample time for the check-in procedures.

Q:	As a Visual Sciences stockholder, will I be able to trade the Omniture common stock that I receive in connection with the merger? (See page 85)

A:	The shares of Omniture common stock issued in connection with the merger will be listed on the Nasdaq Global Market under the symbol “OMTR.” Certain persons who are deemed affiliates of Visual Sciences prior to the merger will be required to comply with Rule 145 promulgated under the Securities Act of 1933, as amended, which we refer to as the Securities Act, if they wish to sell or otherwise transfer any of the shares of Omniture common stock received in connection with the merger. Shares of restricted Omniture common stock issued in exchange for Visual Sciences restricted common stock will be subject to the same restrictions on transfer as were the shares of Visual Sciences restricted common stock for which they were exchanged.

Q:	Can I attend the Visual Sciences special meeting? (See page 114)

A:	You are entitled to attend the special meeting only if you were a Visual Sciences stockholder as of the close of business on December 11, 2007, the record date for the Visual Sciences special meeting, or you hold a valid proxy for the special meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a record holder, your name will be verified against the list of record holders on the record date prior to being admitted to the meeting. If you are not a record holder but hold shares through a broker, bank or other nominee (i.e., in street name), you will need to provide proof of beneficial ownership on the record date, such as your most recent account statement prior to December 11, 2007, or other similar evidence of ownership. If you do not provide valid government-issued photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the special meeting.

Q:	How does the Visual Sciences board of directors recommend that I vote? (See page 69)

A:	After careful consideration, Visual Sciences’ board of directors unanimously recommends that Visual Sciences stockholders vote “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to grant discretionary authority to Visual Sciences management to vote stockholder shares to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement. For a description of the reasons underlying the recommendation of Visual Sciences’ board of directors, see the section entitled “The Merger and Issuance of Common Stock — Consideration of the Merger by the Visual Sciences Board of Directors” beginning on page 65 of this joint proxy statement/prospectus and “The Special Meeting of Visual Sciences Stockholders — Recommendation of the Visual Sciences Board of Directors” beginning on page 114 of this joint proxy statement/prospectus.

Q:	What is the vote of Visual Sciences stockholders required to adopt the merger agreement? (See page 116)

A:	The affirmative vote of a majority of the outstanding shares of Visual Sciences common stock entitled to vote at the special meeting, voting together as a single class, is required to adopt the merger agreement.

Q:	As a Visual Sciences stockholder, how can I vote? (See page 115)

A:	Registered stockholders as of the record date may vote in person at the special meeting or by one of the following methods:

• complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided; or

• call the toll-free telephone number on the proxy card and follow the recorded instructions.

Stockholders who hold shares of Visual Sciences common stock in street name may vote by following the instructions provided by the broker, bank or other holder of record of their shares, including by one of the following methods:

• complete, sign, date and return your voting instruction card in the enclosed pre-addressed envelope;

• other methods listed on your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet; or

• in person at the special meeting with a legal proxy from your bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the special meeting.

For a more detailed explanation of the voting procedures, please see the section entitled “The Special Meeting of Visual Sciences Stockholders — How You Can Vote” beginning on page 115 of this joint proxy statement/prospectus.

Q:	What happens if I do not indicate how to vote on my proxy card?

A:	If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be counted as a vote “FOR” the proposals being considered.

Q:	What are the material U.S. federal income tax consequences of the merger to me? (See page 81)

A:	The merger has been structured to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. The merger for this purpose includes the first merger and the second merger, if it occurs, as part of one integrated plan of reorganization for U.S. federal income tax purposes. It is a closing condition to the merger that Omniture and Visual Sciences receive opinions of counsel regarding such qualification. Assuming the merger qualifies as a reorganization, a holder of Visual Sciences common stock who receives a combination of Omniture common stock and cash in exchange for Visual Sciences common stock in the merger will not be permitted to recognize loss, but will recognize gain, if any, equal to the lesser of (1) the amount of cash received in the exchange (other than cash received in lieu of a fractional share) or (2) the excess of (A) the sum of the cash (other than cash received in lieu of a fractional share) plus the fair market value of the Omniture common stock received in the exchange (treating any fractional shares as received for this purpose) over (B) the tax basis of the Visual Sciences common stock surrendered.

Tax matters are very complicated, and the tax consequences of the merger to a particular stockholder of Visual Sciences will depend in part on such stockholder’s circumstances. Accordingly, we urge you to consult your own tax advisor for a full understanding of the tax consequences of the merger to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

For more information, please see the section entitled “The Merger and Issuance of Common Stock — Material U.S. Federal Income Tax Consequences” beginning on page 81.

Q:	As a Visual Sciences stockholder, who can help answer my questions?

A:	If you are a Visual Sciences stockholder and would like additional copies of this joint proxy statement/prospectus, or if you have questions about the merger, including the procedures for voting your shares, you should contact by letter or phone:

The Altman Group, Inc.
1200 Wall Street West
3rd Floor
Lyndhurst, NJ 07071
1-800-217-0538

SUMMARY OF THE MERGER

The Companies

Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097
(801) 722-7037
http://www.omniture.com

Omniture, Inc. (NASDAQ: OMTR) is a leading provider of online business optimization software, enabling customers to manage and enhance online, offline and multi-channel business initiatives. Omniture’s software, which it hosts and delivers to its customers as an on-demand subscription service, enables customers to capture, store and analyze information generated by their Web sites and other sources and to gain critical business insights into the performance and efficiency of marketing and sales initiatives and other business processes. In addition, Omniture offers a range of professional services that complement its online services, including implementation, best practices, consulting, customer support and user training through Omniture Universitytm. Omniture’s 2,700 customers include eBay, AOL, Wal-Mart, Gannett, Microsoft, Neiman Marcus, Oracle, General Motors, Sony and HP.

Visual Sciences, Inc.
10182 Telesis Court, 6th Floor
San Diego, California 92121
(858) 546-0040
http://www.visualsciences.com

Founded in 1996, Visual Sciences, Inc. (formerly known as WebSideStory, Inc.) (NASDAQ: VSCN) is a leading provider of real-time analytics applications. Visual Sciences’ analytics applications, based on its patent pending on-demand service and software platform, enable fast and detailed analytics on large volumes of streaming and stored data. Approximately 1,590 enterprises worldwide rely on the answers delivered by these applications to provide them with actionable intelligence to optimize their business operations. Visual Sciences provides real-time analytics applications for Web sites, contact centers, retail points-of-sale, messaging systems and the intelligence community. In addition, Visual Sciences’ line of analytics-driven offerings leverages its analytics technology to automatically optimize Web sites and related marketing applications. Visual Sciences’ flexible technology platform, Visual Sciences Technology Platform 5tm, allows Visual Sciences to rapidly introduce tailored solutions to meet its clients’ needs. Visual Sciences is headquartered in San Diego, California, and has East Coast offices in Herndon, Virginia and European headquarters in Amsterdam, The Netherlands.

Voyager Acquisition Corp
550 East Timpanogos Circle
Orem, Utah 84097
(801) 722-7037

Voyager Acquisition Corp is a wholly-owned subsidiary of Omniture that was incorporated in Delaware in October 2007. Voyager Acquisition Corp does not engage in any operations and exists solely to facilitate the merger.

The Internet addresses provided in this joint proxy statement/prospectus are textual references only. The Omniture and Visual Sciences websites are not part of this joint proxy statement/prospectus and the information contained in, or that can be accessed through, these websites is not part of this joint proxy statement/prospectus and should not be relied upon in making an investment decision.

Structure of the Merger (See page 89)

The merger agreement provides for the merger of Voyager Acquisition Corp, a newly formed, wholly-owned subsidiary of Omniture, with and into Visual Sciences, which we refer to as the first merger. Visual Sciences will survive the merger as a wholly-owned subsidiary of Omniture.

An alternative structure for the merger will be utilized, however, if all of the conditions to closing have been satisfied or waived, except that Omniture and Visual Sciences cannot deliver certain tax representation letters relating to the first merger, and the tax opinion closing condition has not been waived by both Omniture and Visual Sciences, but the closing could occur if certain alternative tax representations letters were delivered by Omniture and Visual Sciences relating to the alternative structure. In that case, immediately following the first merger, Visual Sciences would be merged as part of one integrated transaction into a limited liability company wholly owned by Omniture that is disregarded as an entity for U.S. federal income tax purposes, referred to as the second merger.

When we refer to the merger we refer to the first merger, taken together with the second merger, if it occurs. The merger consideration payable to Visual Sciences stockholders will not change if the second merger is completed.

Consideration in the Merger (See page 89)

Upon completion of the merger, each share of Visual Sciences common stock outstanding immediately prior to the effective time of the merger, other than those shares held by stockholders exercising appraisal rights, will be canceled and automatically converted into the right to receive the merger consideration which is comprised of (1) 0.49 of a share of Omniture common stock and (2) $2.39 in cash, without interest, upon surrender of such share of Visual Sciences common stock in the manner provided in the merger agreement.

The per share stock exchange ratio in the merger will be adjusted to reflect fully the effect of any stock split, reverse stock split, subdivisions, stock dividend (including any dividend or distribution of securities convertible into Omniture common stock or Visual Sciences common stock), reorganization, recapitalization, reclassification combination or exchange of shares or other like change with respect to Omniture common stock (including any amendment to Omniture’s certificate of incorporation that disproportionately affects Omniture common stock to be delivered to the holders of Visual Sciences common stock in comparison to the effect such amendment has on the Omniture common stock outstanding immediately prior to such amendment) or Visual Sciences common stock having a record date on or after the date of the merger agreement and prior to the effective time of the merger.

Based on the exchange ratio and the number of shares of Visual Sciences common stock outstanding as of December 11, 2007, a total of approximately 10.3 million shares of Omniture common stock will be issued and approximately $50.2 million in cash will be delivered in connection with the merger to holders of shares of Visual Sciences common stock.

Treatment of Visual Sciences Options and Restricted Stock (See page 90)

At the effective time of the merger, Omniture will assume each outstanding option to purchase shares of Visual Sciences common stock, whether vested or unvested, and convert it into an option to purchase that number of shares of Omniture common stock equal to the number of shares of Visual Sciences common stock subject to the original Visual Sciences option immediately prior to the effective time of the merger multiplied by an option exchange ratio, and rounded down to the nearest whole share. The exercise price per share for each assumed Visual Sciences option will be equal to the exercise price per share of the original Visual Sciences option immediately prior to the effective time of the merger divided by the option exchange ratio, rounded up to the nearest whole cent. Each assumed option will be subject to all other terms and conditions that were applicable to the original Visual Sciences option. The option exchange ratio will be equal to 0.49 plus the quotient obtained by dividing $2.39 by the average closing sale price on the Nasdaq Global Market for one share of Omniture common stock for the ten trading days ending on the trading day prior to the closing date. Each assumed option will be vested immediately following the effective time of the merger as to the same percentage of shares as immediately prior to the effective time of the merger, except to the extent such option provided for acceleration of vesting. As of December 7, 2007, options to purchase approximately 3.3 million shares of Visual Sciences common stock were outstanding under Visual Sciences’ stock option plans.

At the effective time of the merger, each outstanding unvested share of Visual Sciences restricted stock will be converted into the merger consideration. Such merger consideration will remain unvested and continue to be subject to the same repurchase option, risk of forfeiture or other conditions as applied to the restricted stock prior to the merger. The merger consideration issued in exchange for the restricted stock will vest and be released from the repurchase option, risk of forfeiture or other conditions following the effective time of the merger as to the same percentage of shares that would have otherwise vested immediately prior to the effective time of the merger. Omniture shall hold the cash portion of the merger consideration until such repurchase option, risk of forfeiture or other condition expires or is otherwise extinguished at which time it will be distributed to such former holder of shares of Visual Sciences restricted common stock. In the event that a share of Omniture restricted common stock issued in exchange for Visual Sciences restricted common stock is forfeited by the holder thereof pursuant to its terms, the cash portion of the merger consideration will be permanently retained by Omniture.

Omniture has agreed to file, no later than ten business days following the effective date of the merger, a registration statement on Form S-8, if available, to register the sale of shares of Omniture common stock issuable in connection with the assumed options that are eligible to be registered on Form S-8, and to cause the registration statement to become and shall use all reasonable efforts to cause such registration statement to remain effective until the date on which such assumed options and restricted stock are no longer outstanding.

Recommendation of Board of Directors to Stockholders (See pages 59 and 69)

To Omniture Stockholders.  The Omniture board of directors has unanimously determined that the issuance of shares of Omniture common stock in connection with the merger is advisable to, and in the best interests of, Omniture and its stockholders. The Omniture board of directors unanimously recommends that the Omniture stockholders vote “FOR” the issuance of Omniture common stock in connection with the merger agreement. In addition, the Omniture board of directors unanimously recommends that Omniture stockholders vote “FOR” the proposal to adjourn or postpone Omniture’s special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the proposal regarding the issuance of Omniture common stock.

To Visual Sciences Stockholders.  The Visual Sciences board of directors has unanimously determined that the merger and the adoption of the merger agreement are advisable and fair to, and in the best interests of, Visual Sciences and its stockholders. The Visual Sciences board of directors unanimously recommends that the Visual Sciences stockholders vote “FOR” the adoption of the merger agreement. In addition, the Visual Sciences board of directors unanimously recommends that Visual Sciences stockholders vote “FOR” the proposal to adjourn or postpone Visual Sciences’ special meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the proposal regarding the adoption of the merger agreement.

Risk Factors (See page 27)

The “Risk Factors” beginning on page 27 of this joint proxy statement/prospectus should be considered carefully by Omniture stockholders in evaluating whether to approve the issuance of shares of Omniture common stock in connection with the merger and by Visual Sciences stockholders in evaluating whether to adopt the merger agreement. These risk factors should be considered along with the additional risk factors contained in the periodic reports of Omniture and Visual Sciences filed with the SEC and the other information included, or incorporated by reference, in this joint proxy statement/prospectus.

Opinion of Omniture’s Financial Advisor (See page 59)

Omniture’s financial advisor, Credit Suisse Securities (USA) LLC, which we refer to as Credit Suisse, rendered its oral opinion to the Omniture board of directors (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion dated the same date) to the effect that, as of October 23, 2007, and based upon and subject to the various considerations described in its written opinion, the merger consideration to be paid in the merger was fair to Omniture, from a financial point of view.

The full text of the Credit Suisse opinion, which sets forth, among other things, the procedures followed, assumptions made, matters considered and limitations on the scope of the review undertaken by Credit Suisse in rendering its opinion, is attached as Annex C to this joint proxy statement/prospectus and is incorporated by reference in its entirety. Holders of Omniture common stock are urged to carefully read the opinion in its entirety. Credit Suisse provided its opinion for the information and assistance of the board of directors of Omniture in connection with its consideration of the merger. The Credit Suisse opinion addresses only the fairness, from a financial point of view, of the merger consideration to be paid by Omniture as of the date of the Credit Suisse opinion. The Credit Suisse opinion does not address any other aspect of the proposed merger and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the merger. The summary of the Credit Suisse opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the Credit Suisse opinion.

Opinion of Visual Sciences’ Financial Advisor (See page 69)

Goldman, Sachs & Co., referred to in this joint proxy statement/prospectus as Goldman Sachs, delivered its opinion to Visual Sciences’ board of directors that, as of October 25, 2007 and based upon and subject to the factors and assumptions set forth therein, the cash consideration and stock consideration to be received by the holders of shares of Visual Sciences common stock, taken in the aggregate, pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated October 25, 2007, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D. Goldman Sachs provided its opinion for the information and assistance of Visual Sciences’ board of directors in connection with its consideration of the transaction. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of Visual Sciences common stock should vote with respect to the transaction or any other matter.

Vote Required by Omniture’s and Visual Sciences’ Stockholders (See pages 112 and 116)

A majority of the outstanding shares of Visual Sciences common stock entitled to vote at the special meeting, voting together as a single class, must vote “FOR” the adoption of the merger agreement. The affirmative vote of a majority of the votes cast at the Omniture special meeting must vote “FOR” the issuance of Omniture common stock in connection with the merger.

Share Ownership of Omniture’s and Visual Sciences’ Directors and Executive Officers

As of the record date for the Visual Sciences special meeting, Visual Sciences’ directors, executive officers and their affiliates, as a group, owned and were entitled to vote 647,268 shares of Visual Sciences common stock, or approximately 3.1% of the outstanding shares of Visual Sciences common stock. As of the record date for the Omniture special meeting, Omniture’s directors, executive officers and their affiliates, as a group, owned and were entitled to vote 11,936,258 shares of Omniture common stock, or approximately 19.95% of the outstanding shares of Omniture common stock.

Interests of Visual Sciences’ Directors and Executive Officers in the Merger (See page 76)

In considering the recommendation of Visual Sciences’ board of directors that Visual Sciences stockholders vote in favor of the proposal to adopt the merger agreement, Visual Sciences stockholders should be aware that directors and executive officers of Visual Sciences have interests in, and will receive benefits from, the merger agreement that are different from, or in addition to, those of Visual Sciences stockholders generally. Visual Sciences’ board of directors was aware of these interests during its deliberations on the merits of the merger and in making its decision to recommend to Visual Sciences stockholders that they vote to approve the terms of the merger.

Regulatory Filings and Approvals Must be Obtained (see page 84)

Visual Sciences and Omniture are required to make filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the HSR Act, with the Antitrust Division of the United States Department of Justice, or the DOJ, and the United States Federal Trade Commission, or the FTC. Visual Sciences and Omniture filed the required notification and report forms on November 7, 2007, and early termination of the waiting period was granted on December 5, 2007.

Omniture will List Shares of Omniture Common Stock Issued to Visual Sciences Stockholders on the Nasdaq Global Market (See page 85)

Omniture will use its reasonable efforts to cause the shares of Omniture common stock to be issued, and those required to be reserved for issuance, in connection with the merger to be authorized for listing on the Nasdaq Global Market before the completion of the merger, subject to official notice of issuance.

Visual Sciences will Delist and Withdraw from Registration its Shares of Common Stock (See page 85)

If Omniture and Visual Sciences complete the merger, Visual Sciences stock will no longer be quoted on the Nasdaq Global Market or any other market or exchange.

Restrictions on the Ability to Sell Omniture Common Stock (See page 85)

The shares of Omniture common stock to be issued in connection with the merger will be registered under the Securities Act and will be freely transferable, except for shares of Omniture common stock issued to any person who is deemed to be an “affiliate” of Visual Sciences prior to the merger and except for shares of restricted Omniture common stock issued in exchange for Visual Sciences restricted common stock, which will be subject to the same restrictions on transfer as were the shares of Visual Sciences restricted common stock for which they were exchanged.

Appraisal Rights (See page 85)

Under Delaware law, holders of Visual Sciences common stock are entitled to appraisal rights in connection with the merger pursuant to Section 262(d) of the Delaware General Corporation Law. Failure to take any of the steps required under Section 262(d) of the Delaware General Corporation Law on a timely basis may result in a loss of those appraisal rights. The provisions of Delaware law that grant appraisal rights and govern such procedures are attached as Annex B. Holders of Omniture common stock are not entitled to appraisal rights in connection with the merger.

Differences between the Rights of Omniture Stockholders and Visual Sciences Stockholders (See page 132)

After the merger, Visual Sciences stockholders will become Omniture stockholders and their rights as stockholders will be governed by the certificate of incorporation and bylaws of Omniture and the Delaware General Corporations Law. There are a number of differences between Omniture’s certificate of incorporation and Visual Sciences’ certificate of incorporation and their respective bylaws.

Accounting Treatment of the Merger (See page 84)

Omniture will account for the merger using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” with Omniture treated as the acquiring entity. Accordingly, consideration paid by Omniture will be allocated to Visual Sciences’ assets and liabilities based upon their estimated fair values as of the date of the closing of the merger. The results of operations of Visual Sciences will be included in Omniture’s results of operations from the date of the closing of the merger.

U.S. Federal Income Tax Consequences of the Merger (See page 81)

The merger has been structured to qualify as a reorganization within the meaning of Section 368(a) of the Code, and it is expected that Wilson Sonsini Goodrich & Rosati, Professional Corporation, will render a tax opinion to Omniture and that Latham & Watkins LLP will render a tax opinion to Visual Sciences regarding such qualification. The merger for this purpose includes the first merger and the second merger, if it occurs, as part of one integrated plan of reorganization for U.S. federal income tax purposes. Assuming the merger qualifies as a reorganization, a holder of Visual Sciences common stock who receives a combination of Omniture common stock and cash in exchange for Visual Sciences common stock in the merger will not be permitted to recognize loss, but will recognize gain, if any, equal to the lesser of (1) the amount of cash received in the exchange (other than cash received in lieu of a fractional share) or (2) the excess of (A) the sum of the cash (other than cash received in lieu of a fractional share) plus the fair market value of the Omniture common stock received in the exchange (treating any fractional share as received for this purpose) over (B) the tax basis of the Visual Sciences common stock surrendered. The gain recognized by Visual Sciences stockholders will generally be a capital gain, and will be long term capital gain if the stockholder’s holding period for his, her, or its Visual Sciences common stock is more than one year at the time of completion of the merger, provided that the receipt of the cash does not have the effect of a dividend for U.S. tax purposes. In general, the determination of whether the receipt of cash pursuant to the merger will be treated as a dividend for U.S. federal income tax purposes depends upon the extent to which a Visual Sciences stockholder’s receipt of cash reduces its deemed percentage stock ownership of Omniture. For purposes of this determination, a Visual Sciences stockholder will be treated as if it first exchanged all of its Visual Sciences common stock solely for Omniture common stock, and then Omniture immediately redeemed a portion of such Omniture common stock in exchange for the cash that such stockholder actually received. The deemed redemption will not be treated as a dividend for U.S. federal income tax purposes only if it results in a “meaningful reduction” in the stockholder’s deemed percentage stock ownership of Omniture, taking into account certain constructive ownership rules. The Internal Revenue Service, or the IRS, has ruled that a minority stockholder in a publicly held corporation whose relative stock interest is minimal and who exercises no control with respect to corporate affairs is considered to have a “meaningful reduction” if the stockholder has even a minor reduction in percentage stock ownership under the above analysis. As these rules are complex and dependent upon a Visual Sciences stockholder’s specific circumstances, each Visual Sciences stockholder should consult its tax advisor to determine whether the receipt of cash by such stockholder may be treated as a dividend for U.S. federal income tax purposes. Long-term capital gains of non-corporate taxpayers currently are taxed at a maximum 15% federal rate. Short-term capital gains are taxed at ordinary income rates. Subject to certain exceptions, dividends received by non-corporate stockholders currently are taxed at a maximum 15% federal rate, provided certain holding period requirements are met.

Tax matters are very complicated, and the tax consequences of the merger to a particular stockholder of Visual Sciences will depend in part on such stockholder’s circumstances. Accordingly, we urge you to consult your own tax advisor for a full understanding of the tax consequences of the merger to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

Conditions to Completion of the Merger (See page 103)

The obligations of Omniture and Visual Sciences to consummate the merger are subject to the satisfaction or waiver of the following mutual conditions:

•	valid adoption of the merger agreement by the stockholders of Visual Sciences and valid approval of the issuance of shares of Omniture common stock by the stockholders of Omniture;

•	no law, regulation or order shall have been enacted or issued by a governmental entity which has the effect of making the merger illegal or otherwise prohibiting completion of the merger;

•	the SEC shall have declared Omniture’s registration statement, of which this joint proxy statement/prospectus is a part, effective;

•	all waiting periods under the HSR Act shall have expired or terminated early and all material foreign antitrust approvals required to be obtained prior to the consummation of the merger shall have been obtained or satisfied;

•	Omniture and Visual Sciences shall have each received from its respective tax counsel a written opinion to the effect that the merger will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and such opinions shall not have been withdrawn; provided that, (1) if Visual Sciences’ tax counsel does not render its opinion to Visual Sciences, then, this condition shall be satisfied if Omniture causes such opinion to be delivered to Visual Sciences from alternative tax counsel working at a nationally-recognized law firm (other than by the firm rendering Omniture’s tax opinion) and (2) if Omniture’s tax counsel does not render its opinion to Omniture, then this condition shall be satisfied if Visual Sciences causes such opinion to be delivered to Omniture by a nationally-recognized law firm (other than by the firm rendering Visual Sciences’ tax opinion); and

•	the shares of Omniture common stock to be issued pursuant to the merger shall have been authorized for listing on the Nasdaq Global Market, subject to official notice of issuance.

In addition, the obligations of each of Omniture and Visual Sciences to consummate the merger are subject to the satisfaction or waiver of the following additional conditions:

•	the representations and warranties of the other parties shall be true and correct on the date of the merger agreement and as of the closing of the merger to the extent specified in the merger agreement;

•	the other party shall have performed or complied in all material respects with all agreements and covenants required by the merger agreement to be performed or complied with by it prior to the completion of the merger; and

•	the other party shall not have suffered a “material adverse effect” since the date of the merger agreement which is continuing.

In addition, the obligations of Omniture to effect the merger are subject to the satisfaction or waiver of the following additional condition:

•	that there shall be no pending suit, action or proceeding asserted by any governmental entity (1) challenging or seeking to restrain or prohibit the merger or any of the other transactions contemplated by the merger agreement the effect of which would be to cause the merger to be illegal or otherwise prohibit consummation of the merger or (2) seeking to require Omniture or Visual Sciences to agree to any action which is reasonably likely to have a material adverse effect on Omniture or Visual Sciences as specified in the merger agreement.

Prohibition from Soliciting Other Offers (See page 100)

Visual Sciences has agreed that it will not:

•	solicit or initiate, or knowingly facilitate, encourage or induce any inquiry with respect to, or the making, submission or announcement of, any acquisition proposal, as defined in the merger agreement;

•	participate in any discussions or negotiations with, or furnish any nonpublic information, to any person that has made an acquisition proposal, to any person that has informed Visual Sciences directly or indirectly that it is considering an acquisition proposal;

•	approve, endorse or recommend any acquisition proposal, except as provided in the merger agreement;

•	withdraw or modify the Visual Sciences board recommendation in a manner adverse to Omniture, except as provided in the merger agreement; or

•	enter into any letter of intent or similar document or agreement or commitment contemplating or otherwise relating to any acquisition proposal.

However, if Visual Sciences receives an unsolicited, bona fide written acquisition proposal from a third party that its board of directors has concluded is, or would reasonably be expected to lead to, a superior offer, as defined in the merger agreement, then it may furnish nonpublic information to such third party and engage in discussions and negotiations with the third party with respect to the acquisition proposal, if its board of directors has concluded that failure to take such action would reasonably be expected to result in a breach of its fiduciary obligations under applicable law.

Termination of the Merger Agreement (See page 104)

The merger agreement may be terminated under certain circumstances in accordance with its terms at any time prior to completion of the merger, whether before or after adoption of the merger agreement by Visual Sciences’ stockholders or approval of the issuance of shares of Omniture common stock in connection with the merger by Omniture’s stockholders.

Payment of Termination Fee (See page 106)

Under the terms of the merger agreement, Visual Sciences must pay a termination fee of $11.8 million to Omniture upon termination of the merger agreement due to certain specified circumstances if such termination is preceded by or concurrent with, the occurrence of certain triggering events.

Visual Sciences must also pay a termination fee of $11.8 million to Omniture in connection with a termination of the merger agreement resulting from (A) the failure to complete the merger by the end date, as defined in the merger agreement, if an acquisition proposal had been announced publicly or privately after the date of the merger agreement and not withdrawn prior to the date of such termination, or (B) the proposal for the adoption of the merger agreement failing to receive the requisite affirmative vote at the Visual Sciences special meeting or at any adjournment of that meeting if an acquisition proposal had been announced publicly and not withdrawn prior to the date of such stockholders meeting, or (C) breach of the merger agreement by Visual Sciences if an acquisition proposal had been announced publicly or privately prior to the breach giving rise to such right of termination and, in each case, within twelve months of such termination Visual Sciences enters into a definitive agreement for, or consummates any acquisition of Visual Sciences. This termination fee would be payable upon completion of such acquisition.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF OMNITURE

Presented below is Omniture’s selected condensed consolidated financial data. The selected condensed consolidated statement of operations data for the years ended December 31, 2004, 2005 and 2006, and the selected condensed consolidated balance sheet data as of December 31, 2005 and 2006 have been derived from Omniture’s audited consolidated financial statements incorporated by reference into this joint proxy statement/prospectus. The selected condensed consolidated statement of operations data for the years ended December 31, 2002 and 2003, and the selected condensed consolidated balance sheet data as of December 31, 2002, 2003 and 2004, have been derived from Omniture’s audited consolidated financial statements which are not incorporated by reference into this joint proxy statement/prospectus. The condensed consolidated statement of operations data for the nine months ended September 30, 2006 and 2007, and the condensed consolidated balance sheet data as of September 30, 2007, have been derived from Omniture’s unaudited condensed consolidated financial statements incorporated by reference into this joint proxy statement/prospectus. The unaudited condensed consolidated financial statements include, in the opinion of Omniture management, all adjustments, which include only normal recurring adjustments, that management considers necessary for the fair statement of the financial information set forth in those statements. You should read this information together with Omniture’s “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Omniture’s consolidated financial statements and related notes thereto, which can be found in the documents incorporated by reference into this joint proxy statement/prospectus. For a complete list of the documents incorporated by reference into this joint proxy statement/prospectus, please see “Where You Can Find More Information” beginning on page 142 of this joint proxy statement/prospectus. Historical results are not necessarily indicative of the results to be expected in any future period.

						Nine Months
	Year Ended December 31,					Ended September 30,
	2002	2003	2004	2005	2006 (1)	2006	2007 (2)
			(In thousands, except per share data)			(Unaudited)

Condensed Consolidated Statement of Operations Data:
Total revenues	$3,715	$8,654	$20,566	$42,804	$79,749	$56,288	$100,014
(Loss) income from operations	(1,241)	273	(2,332)	(17,385)	(8,143)	(7,011)	(10,099)
Net (loss) income	(1,378)	143	(1,318)	(17,441)	(7,725)	(6,962)	(7,602)
Net (loss) income per share:
Basic	$(0.11)	$0.01	$(0.10)	$(1.27)	$(0.25)	$(0.28)	$(0.15)
Diluted	$(0.11)	$0.01	$(0.10)	$(1.27)	$(0.25)	$(0.28)	$(0.15)
Weighted-average number of shares used in per share amounts:
Basic	12,270	12,306	13,094	13,694	30,332	24,662	51,806
Diluted	12,270	22,677	13,094	13,694	30,332	24,662	51,806

						As of
	As of December 31,					September 30,
	2002	2003	2004	2005	2006	2007(2)
			(In thousands)			(Unaudited)

Condensed Consolidated Balance Sheet Data:
Cash, cash equivalents and short-term investments	$317	$2,187	$8,927	$22,196	$68,287	$170,467
Working (deficit) capital	(1,248)	(2,638)	(1,422)	1,191	52,028	150,863
Total assets	1,616	6,926	32,768	73,051	135,210	334,888
Total long-term obligations, including current portion	381	2,054	9,028	5,992	10,191	6,532
Convertible preferred stock	10,108	10,108	22,770	61,882	—	—
Total stockholders’ (deficit) equity	(12,379)	(12,205)	(13,413)	(30,266)	86,425	262,267

(1)	Effective January 1, 2006, Omniture adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123R, Share-Based Payment, or SFAS No. 123R, using the prospective transition method, which requires Omniture to apply its provisions only to awards granted, modified, repurchased or cancelled after the effective date. Under this transition method, stock-based compensation expense recognized beginning January 1, 2006 is based on the following: (1) the grant-date fair value of stock option awards granted or modified on or after January 1, 2006; and (2) the balance of deferred stock-based compensation related to stock option awards granted prior to January 1, 2006, which was calculated using the intrinsic-value method as previously permitted under APB Opinion No. 25. Results for prior periods have not been restated. As a result of adopting SFAS No. 123R on January 1, 2006, Omniture’s loss from operations, taxes and net loss for the year ended December 31, 2006 were $1,787,000 greater than if it had continued to account for stock-based compensation under APB Opinion No. 25. Basic and diluted net loss per share for the year ended December 31, 2006 would have decreased by $0.06 if Omniture had not adopted SFAS No. 123R.

(2)	On January 18, 2007, Omniture acquired all of the outstanding voting stock of Instadia A/S, or Instadia, for an aggregate purchase price of $14,349,000. On March 1, 2007, Omniture acquired all of the outstanding voting stock of Touch Clarity Limited, or Touch Clarity, for a preliminary aggregate purchase price of $61,231,000. The results of operations of Instadia and Touch Clarity are included in Omniture’s results of operations from their respective acquisition dates.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF VISUAL SCIENCES

Presented below is Visual Sciences’ selected condensed consolidated financial data. The selected condensed consolidated statement of operations data for the years ended December 31, 2004, 2005 and 2006, and the selected condensed consolidated balance sheet data as of December 31, 2005 and 2006, have been derived from Visual Sciences’ audited consolidated financial statements incorporated by reference into this joint proxy statement/prospectus. The selected condensed consolidated statement of operations data for the years ended December 31, 2002 and 2003, and the selected condensed consolidated balance sheet data as of December 31, 2002, 2003 and 2004, have been derived from Visual Sciences’ audited consolidated financial statements not incorporated by reference into this joint proxy statement/prospectus. The condensed consolidated statement of operations data for the nine months ended September 30, 2006 and 2007, and the condensed consolidated balance sheet data as of September 30, 2007, have been derived from Visual Sciences’ unaudited consolidated financial statements incorporated by reference into this joint proxy statement/prospectus. The unaudited condensed consolidated financial statements include, in the opinion of Visual Sciences’ management, all adjustments, which include only normal recurring adjustments, that management considers necessary for the fair statement of the results of the financial information set forth in those statements. You should read this information together with Visual Sciences’ “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Visual Sciences’ consolidated financial statements and related notes thereto, which can be found in the documents incorporated by reference into this joint proxy statement/prospectus. For a complete list of the documents incorporated by reference into this joint proxy statement/prospectus, please see “Where You Can Find More Information” beginning on page 142 of this joint proxy statement/prospectus. Historical results are not necessarily indicative of the results to be expected in any future period.

						Nine Months
	Year Ended December 31,					Ended September 30,
	2002	2003	2004	2005 (1)	2006 (2)(3)	2006	2007
			(In thousands, except per share data)			(Unaudited)

Condensed Consolidated Statement of Operations Data:
Total revenues	$13,570	$16,360	$22,602	$39,452	$64,527	$46,136	$60,626
(Loss) income from operations	(1,887)	(2,608)	1,642	5,758	(11,155)	(8,750)	(2,232)
(Benefit from) provision for income taxes	(19)	(31)	46	(3,073)	(4,491)	(3,554)	(921)
Cumulative effect of change in accounting principle	—	—	—	—	13	13	—
Net (loss) income	(2,625)	(2,078)	1,768	9,659	(7,716)	(6,001)	(1,657)
Net (loss) income attributable to common stockholders	(3,992)	(3,644)	(947)	9,659	(7,716)	(6,001)	(1,657)
Basic net (loss) income per share:
Before cumulative effect of change in accounting principle	$(1.05)	$(0.91)	$(0.13)	$0.56	$(0.41)	$(0.32)	$(0.08)
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—
Basic net (loss) income per share	$(1.05)	$(0.91)	$(0.13)	$0.56	$(0.41)	$(0.32)	$(0.08)

						Nine Months
	Year Ended December 31,					Ended September 30,
	2002	2003	2004	2005 (1)	2006 (2)(3)	2006	2007
			(In thousands, except per share data)			(Unaudited)

Diluted net (loss) income per share:
Before cumulative effect of change in accounting principle	$(1.05)	$(0.91)	$(0.13)	$0.51	$(0.41)	$(0.32)	$(0.08)
Cumulative effect of change in accounting principle	—	—	—	—	—	—	—
Diluted net (loss) income per share	$(1.05)	$(0.91)	$(0.13)	$0.51	$(0.41)	$(0.32)	$(0.08)
Weighted-average number of shares used in per share amounts:
Basic	3,807	4,002	7,301	17,231	18,678	18,540	20,165
Diluted	3,807	4,002	7,301	18,775	18,678	18,540	20,165

						As of
	As of December 31,					September 30,
	2002	2003	2004	2005 (1)	2006 (3)	2007
			(In thousands)			(Unaudited)

Condensed Consolidated Balance Sheet Data:
Cash, cash equivalents and short-term investments	$4,563	$5,690	$22,033	$31,680	$25,319	$14,509
Working capital (deficit)	2,740	2,679	17,664	24,692	(5,360)	1,578
Total assets	8,605	9,917	37,618	87,743	137,568	142,996
Total long-term obligations, including current portion	679	19	145	173	19,796	4,056
Redeemable preferred stock	12,519	14,056	—	—	—	—
Convertible redeemable preferred stock	30,008	28,837	—	—	—	—
Total stockholders’ (deficit) equity	(38,273)	(39,179)	28,145	69,816	85,753	101,218

(1)	Visual Sciences acquired Avivo Corporation, referred to herein as Avivo, on May 4, 2005. Therefore, the condensed consolidated statement of operations data for the year ended December 31, 2005 includes the results of operations of Avivo beginning May 4, 2005 and the condensed consolidated balance sheet data includes the related assets and liabilities of Avivo as of December 31, 2005.

(2)	Effective January 1, 2006, Visual Sciences adopted the fair value recognition provisions of Statement of Financial Accounting Standards No. 123R, Share-Based Payment, or SFAS No. 123R, using the modified prospective transition method. Under this method, unvested awards at the date of adoption are amortized based on the grant date fair value estimated in accordance with the original provisions of SFAS No. 123, Accounting for Stock-Based Compensation, with the exception of options granted prior to Visual Sciences’ initial public offering, or IPO. The pre-IPO awards will continue to be amortized based on the grant date intrinsic value in accordance with APB Opinion No. 25. Awards that are granted or modified after the date of adoption will be measured and accounted for in accordance with SFAS No. 123R. Based on Visual Sciences’ analysis of the requirements of SFAS No. 123R, Visual Sciences reclassified its unamortized deferred compensation related to the issuance of unvested common stock awards (excluding pre-IPO awards) that was reported in the equity section of the balance sheet to additional paid in capital. As a result of the adoption of SFAS 123R, Visual Sciences’ loss from continuing operations and loss before income taxes for the year ended December 31, 2006 were each approximately $7.3 million higher and net loss was approximately $4.4 million higher. Basic and diluted net loss per common share for the year ended December 31, 2006 both increased by $0.24.

(3)	Visual Sciences merged with Visual Sciences Technologies, LLC (formerly known as Visual Sciences, LLC) on February 1, 2006. Therefore, the condensed consolidated statement of operations data for the year ended December 31, 2006 includes the results of operations of Visual Sciences Technologies, LLC beginning February 1, 2006 and the condensed consolidated balance sheet data includes the related assets and liabilities of Visual Sciences Technologies, LLC as of December 31, 2006.

SELECTED UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL DATA

The following selected unaudited pro forma condensed combined financial data is designed to show how the acquisitions by Omniture of Touch Clarity Limited, or Touch Clarity, and Visual Sciences might have affected its historical financial statements if the acquisitions had been completed at an earlier time and was prepared based on the historical financial results reported by Omniture, Touch Clarity and Visual Sciences. Subsequent to the acquisition of Touch Clarity, Omniture changed the name of Touch Clarity Limited to Omniture Limited. To avoid potential confusion, Omniture Limited is referred to as Touch Clarity or Touch Clarity Limited in this joint proxy statement/prospectus. The following should be read in connection with “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 119 and the Omniture, Touch Clarity and Visual Sciences audited consolidated financial statements, which are incorporated by reference into this joint proxy statement/prospectus.

The unaudited pro forma condensed combined financial statements exclude the results of operations of Visual Sciences Technologies, LLC for the one month period ended January 31, 2006 because they were not material. The unaudited pro forma condensed combined financial statements also exclude the results of operations and financial position of Offermatica Corporation, or Offermatica, because (1) the Offermatica acquisition had not yet closed as of the date of this joint proxy statement/prospectus and the acquisition did not meet the significance thresholds for inclusion pursuant to Regulation S-X promulgated under the Securities Act of 1933, (2) Offermatica is not under common control with Visual Sciences, and (3) the consummation of neither the Visual Sciences nor the Offermatica acquisition is contingent upon the completion of the other.

The pro forma data in the tables assume that the Touch Clarity and Visual Sciences acquisitions are accounted for using the purchase method of accounting and represent a current estimate based on available information of the combined companies’ results of operations for the periods presented. As of the date of this document, Omniture has not completed the detailed valuation studies necessary to arrive at the required estimates of the fair value of the Visual Sciences’ assets to be acquired and liabilities to be assumed and the related allocations of purchase price, nor has it identified all the adjustments necessary to conform Visual Sciences’ financial data to Omniture’s accounting policies. However, Omniture has made certain adjustments to the historical book values of the assets and liabilities as of September 30, 2007 to reflect certain preliminary estimates of the fair values necessary to prepare the unaudited pro forma combined data. The fair value adjustments included in the unaudited pro forma condensed combined financial data represent management’s estimate of these adjustments based upon currently available information. The preliminary Visual Sciences purchase price allocation assigned value to certain identifiable intangible assets. Actual results may differ from this pro forma condensed combined financial data once Omniture has determined the final purchase price for Visual Sciences and has completed the detailed valuation studies necessary to finalize the required purchase price allocations and identified any necessary conforming accounting policy changes for Visual Sciences. Accordingly, the final purchase price allocation, which will be determined subsequent to the closing of the acquisition, and its effect on results of operations, may differ materially from the pro forma combined amounts included in this section, although these amounts represent Omniture’s management’s best estimates as of the date of this document.

The unaudited pro forma condensed combined balance sheet data assumes that the Visual Sciences acquisition took place on September 30, 2007 and combines Omniture’s historical consolidated balance sheet as of September 30, 2007 with Visual Science’s historical consolidated balance sheet as of September 30, 2007. The unaudited pro forma condensed combined statement of operations data for the year ended December 31, 2006 and for the nine months ended September 30, 2007 give effect to the Touch Clarity and Visual Sciences acquisitions as if they occurred on January 1, 2006.

The unaudited pro forma condensed combined financial data is presented for illustrative purposes only and is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the entities been a single company during these periods.

		Nine Months
	Year Ended	Ended
	December 31,	September 30,
	2006	2007
	(In thousands, except per
	share amounts)
	(Unaudited)

Statement of Operations Data:
Total revenue	$138,739	$161,447
Loss from operations	$(47,051)	$(22,823)
Net loss	$(51,716)	$(22,766)
Net loss per share, basic and diluted	$(1.28)	$(0.36)
Weighted-average number of shares, basic and diluted	40,321	62,524

As of
September 30, 2007
(In thousands)
(Unaudited)

Balance Sheet Data:
Cash, cash equivalents and short-term investments	$135,570
Working capital	91,301
Total assets	789,370
Total long-term obligations, including current portion	10,588
Total stockholders’ equity	625,008

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

The following tables set forth the historical net loss and book value per share of Omniture, Visual Sciences and Touch Clarity common stock and the unaudited pro forma combined net loss and book value per share. The unaudited pro forma combined net loss per share data reflects the acquisitions of Touch Clarity and Visual Sciences as if they had been consummated on January 1, 2006 and the unaudited pro forma combined book value per share data reflects the acquisition of Visual Sciences as if it had been consummated on September 30, 2007.

The unaudited pro forma data in the tables assume that the Touch Clarity and Visual Sciences acquisitions are accounted for using the purchase method of accounting and represent a current estimate based on available information of the combined companies’ results of operations for the periods presented. As of the date of this joint proxy statement/prospectus, Omniture has not completed their detailed valuation studies necessary to arrive at the required estimates of the fair value of the Visual Sciences’ assets to be acquired and liabilities to be assumed and the related allocations of purchase price, nor has it identified all the adjustments necessary to conform Visual Sciences’ data to Omniture’s accounting policies. However, Omniture has made certain adjustments to the historical book values of the assets and liabilities as of September 30, 2007 to reflect certain preliminary estimates of the fair values necessary to prepare the unaudited pro forma combined data. The fair value adjustments included in the unaudited pro forma combined consolidated financial data represent management’s estimate of these adjustments based upon currently available information. The preliminary Visual Sciences purchase price allocation assigned value to certain identifiable intangible assets. Actual results may differ from this unaudited pro forma combined financial data once Omniture has determined the final purchase price for Visual Sciences and has completed the detailed valuation studies necessary to finalize the required purchase price allocations and identified any necessary conforming accounting policy changes for Visual Sciences. Accordingly, the final purchase price allocation, which will be determined subsequent to the closing of the acquisition, and its effect on results of operations, may differ materially from the unaudited pro forma combined amounts included in this section, although these amounts represent Omniture’s management’s best estimates as of the date of this joint proxy statement/prospectus.

The unaudited pro forma combined financial data is provided for illustrative purposes only and does not purport to represent what the actual consolidated results of operations or the consolidated financial position of Omniture would have been had the acquisitions of Touch Clarity and Visual Sciences occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

	Year Ended	Nine Months Ended
	December 31, 2006	September 30, 2007

Omniture historical data:
Net loss per share, basic and diluted	$(0.25)	$(0.15)
Book value per share as of the end of the period(1)	$1.79	$4.42

	Year Ended	Nine Months Ended
	December 31, 2006	September 30, 2007

Visual Sciences historical data:
Net loss per share, basic and diluted	$(0.41)	$(0.08)
Book value per share as of the end of the period(1)	$4.46	$4.83

	Year Ended	Two Months Ended
	December 31, 2006	February 28, 2007

Touch Clarity historical data:
Net loss per share, basic and diluted	$(0.82)	$(0.11)
Book value per share as of the end of the period(1)	$(1.65)

	Year Ended	Nine Months Ended
	December 31, 2006	September 30, 2007

Pro forma combined data:
Net loss per share, basic and diluted(2)	$(1.28)	$(0.36)
Book value per share as of the end of the period(1)		$8.98
Pro forma combined equivalent data:
Net loss per share, basic and diluted(3)	$(0.63)	$(0.18)
Book value per share as of the end of the period		$4.40

(1)	The historical book value per share is computed by dividing total stockholders’ equity by the total number of shares of Omniture, Visual Sciences or Touch Clarity common stock outstanding at the end of the period. The pro forma combined book value per share is computed by dividing the pro forma combined stockholders’ equity by the pro forma combined number of shares of Omniture common stock outstanding at September 30, 2007, assuming the merger had occurred as of that date.

(2)	Shares used to calculate unaudited pro forma combined basic and diluted net loss per share are based on the sum of the following:

a.	The number of Omniture weighted-average shares used in computing historical net loss per share, basic and diluted;

b.	The number of Visual Sciences weighted-average shares used in computing historical net loss per share, basic and diluted multiplied by the exchange ratio of 0.49; and

c.	The number of Omniture common shares issued to the former Touch Clarity shareholders as consideration for that acquisition.

(3)	The pro forma combined equivalent data is calculated by multiplying the pro forma combined data amounts by the exchange ratio of 0.49 shares of Omniture common stock for each share of Visual Sciences common stock.

COMPARATIVE PER SHARE MARKET PRICE DATA

Visual Sciences’ common stock trades on the Nasdaq Global Market under the symbol “VSCN.” Omniture’s common stock trades on the Nasdaq Global Market under the symbol “OMTR.”

The following table shows the closing prices per share of Omniture common stock and Visual Sciences common stock each as reported on the Nasdaq Global Market on (1) October 24, 2007, the last full trading day preceding the public announcement that Omniture and Visual Sciences had entered into the merger agreement, and (2) December 11, 2007.

The table also includes the market value of Visual Sciences common stock on an equivalent price per share basis, as determined by reference to the value of the merger consideration to be received in respect of each share of Visual Sciences common stock in the merger. This equivalent price per share reflects the fluctuating value of the Omniture common stock that Visual Sciences stockholders would receive in exchange for each share of Visual Sciences common stock if the merger was completed on either of these dates applying the exchange ratio of 0.49 of a share of Omniture common stock for each share of Visual Sciences common stock exchanged in the merger, plus $2.39 cash, without interest.

			Equivalent Value of
	Omniture	Visual Sciences	Visual Sciences
	Common Stock	Common Stock	Common Stock

October 24, 2007	31.94	17.37	18.04
December 11, 2007	28.92	16.36	16.56

As of December 11, 2007, there were approximately 85 holders of record of Omniture common stock, including the Depository Trust Company, which holds shares of Omniture’s common stock on behalf of an indeterminate number of beneficial holders, and 59,839,780 shares of Omniture common stock outstanding. As of December 11, 2007, there were approximately 266 holders of record of Visual Sciences common stock, including the Depository Trust Company, which holds shares of Visual Sciences’ common stock on behalf of an indeterminate number of beneficial holders, and 21,024,561 shares of Visual Sciences common stock outstanding.

The foregoing table shows only historical information. This table may not provide meaningful information to you in determining whether to adopt the merger agreement. Because the number of shares of Omniture common stock to be issued for each share of Visual Sciences common stock is fixed, changes in the market price of Omniture common stock will affect the dollar value of Omniture common stock to be received by Visual Sciences stockholders pursuant to the merger. Visual Sciences stockholders should obtain current market quotations for Omniture common stock and review carefully the other information contained in this joint proxy statement/prospectus or incorporated by reference into this joint proxy statement/prospectus in considering whether to adopt the merger agreement. See the section entitled “Where You Can Find More Information” on page 142.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This joint proxy statement/prospectus and the documents incorporated by reference into this joint proxy statement/prospectus contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, as well as assumptions, that, if they never materialize or prove incorrect, could cause the results of Omniture, Visual Sciences or the combined company to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements generally are identified by the words “may,” “will,” “project,” “might,” “expects,” “anticipates,” “believes,” “intends,” “estimates,” “should,” “could,” “would,” “strategy,” “plan,” “continue,” “pursue”, or the negative of these words or other words or expressions of similar meaning. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include projections of earnings, revenues, synergies, accretion or other financial items; any statements of the plans, strategies and objectives of management for future operations, including the execution of integration and restructuring plans and the anticipated timing of filings, approvals and the closing related to the merger; any statements concerning proposed new products, services or developments; any statements regarding future economic conditions or performance; statements of belief and any statement of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include the risk that the merger does not close, including the risk that required stockholder and regulatory approvals for the merger and related transactions may not be obtained; the possibility that expected synergies and cost savings will not be obtained; the difficulty of integrating the business, operations and employees of the two companies; as well as developments in the market for online business optimization software and related products and services; and other risks and uncertainties described in the section entitled “Risk Factors” and in the documents that are incorporated by reference into this joint proxy statement/prospectus. You should note that the discussion of Omniture’s and Visual Sciences’ respective board of directors’ reasons for the merger and the descriptions of their respective financial advisors’ opinions contain forward-looking statements that describe beliefs, assumptions and estimates as of the indicated dates and those forward-looking expectations may have changed as of the date of this joint proxy statement/prospectus.

If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the results of Omniture and Visual Sciences or the combined company could differ materially from the expectations in these statements. The forward-looking statements included in this joint proxy statement/prospectus are made only as of the date of this joint proxy statement/prospectus, and neither Omniture nor Visual Sciences is under any obligation to update their respective forward-looking statements and neither party intends to do so.

RISK FACTORS

If the merger is completed, Visual Sciences and Omniture will operate as a combined company in a market environment that is difficult to predict and that involves significant risks, many of which will be beyond the combined company’s control. In addition to information regarding Visual Sciences and Omniture contained in, or incorporated by reference into, this joint proxy statement/prospectus, you should carefully consider the risks described below before voting your shares. Additional risks and uncertainties not presently known to us or that we do not currently believe are important to an investor, if they materialize, also may adversely affect the merger, Visual Sciences, Omniture and the combined company. A discussion of additional risks and uncertainties regarding Visual Sciences and Omniture can be found in the information which is incorporated by reference in this joint proxy statement/prospectus and referred to in the section entitled “Where You Can Find More Information” beginning on page 142 of this joint proxy statement/prospectus. If any of the events, contingencies, circumstances or conditions described in the following risks actually occur, our respective businesses, financial condition or our results of operations could be seriously harmed. If that happens, the trading price of Omniture common stock or Visual Sciences common stock could decline and you may lose part or all of the value of any Omniture shares or Visual Sciences shares held by you.

Risks Related to the Merger and the Combined Company

The failure to successfully integrate Visual Sciences business and operations in the expected time frame may adversely affect the combined company’s future results.

Omniture believes that the acquisition of Visual Sciences will result in certain benefits, including enhancing profitability, accelerating innovation, achieving operational synergies, and increasing scale and providing for broader presence in key vertical markets. However, Omniture’s ability to realize these anticipated benefits depends on successfully combining the businesses of Omniture and Visual Sciences. The combined company may fail to realize the anticipated benefits of the merger for a variety of reasons, including the following:

•	failure to leverage the increased scale of the combined company quickly and effectively;

•	failure of customers to accept new products or to continue as customers of the combined company;

•	failure to successfully develop interoperability between the products of Omniture and Visual Sciences;

•	revenue or customer attrition;

•	inability to devote resources to the development of new products and services;

•	inability to conduct extensive integration planning prior to the completion of the merger;

•	potential difficulties integrating and harmonizing financial reporting systems;

•	the loss of key employees;

•	failure to effectively coordinate sales and marketing efforts to communicate the capabilities of the combined company; and

•	failure to combine product offerings and product lines quickly and effectively.

The actual integration may result in additional and unforeseen expenses or delays. If Omniture is not able to successfully integrate Visual Sciences’ business and operations, or if there are delays in combining the businesses, the anticipated benefits of the merger may take longer to realize than expected or may not be realized fully or at all.

Because the market price of Omniture common stock will fluctuate, Omniture common stock may not maintain its current value and the value of the Omniture common stock issued in connection with the merger will not be known until the closing of the merger.

Upon the completion of the merger, each share of Visual Sciences common stock outstanding immediately prior to the merger will be converted into the right to receive 0.49 of a share of Omniture’s common stock and $2.39 in cash, without interest. Because the exchange ratio for Omniture common shares to be issued in the merger has been fixed, the value of the merger consideration will depend in part upon the market price of Omniture common stock. The value of Omniture’s common stock to be issued in the merger could be considerably higher or lower than the value at the time the merger consideration was negotiated. The share prices of Omniture common stock and Visual Sciences common stock are subject to the general price fluctuations in the market for publicly traded equity securities, and the prices of both companies’ common stock have experienced significant volatility in the past. Omniture and Visual Sciences urge you to obtain recent market quotations for Omniture common stock and Visual Sciences common stock. Neither Omniture nor Visual Sciences can predict or give any assurances as to the respective market prices of its common stock at any time before or after the completion of the merger. Neither Omniture nor Visual Sciences is permitted to terminate the merger agreement solely because of changes in the market prices of either company’s stock. Stock price changes may result from a variety of factors, including changes in the respective business operations and prospects of Omniture and Visual Sciences, changes in general market and economic conditions, and regulatory considerations. Many of these factors are beyond the control of Omniture or Visual Sciences.

General customer uncertainty related to the merger could harm Omniture, Visual Sciences and the combined company.

Omniture’s and Visual Sciences’ customers may, in response to the announcement of the proposed merger, or due to concerns about the completion of the proposed merger, delay or defer purchasing decisions. Alternatively, customers may purchase a competitor’s product because of such uncertainty. Further, customer concerns about changes or delays in Omniture’s, Visual Sciences’ or the combined company’s product roadmap may negatively affect customer purchasing decisions. Customers could also be reluctant to purchase the products and services of Visual Sciences or Omniture due to uncertainty about the direction of their technology, products and services, and willingness to support and service existing products which may be discontinued. In addition, customers, distributors, resellers, and others may also seek to change existing agreements with Visual Sciences or Omniture as a result of the proposed merger or not support or promote Visual Sciences’ or Omniture’s technology, products and services due to uncertainty created by the proposed merger. If Omniture’s or Visual Sciences’ customers delay or defer purchasing decisions, or choose to purchase from a competitor, the revenues of Omniture and Visual Sciences, respectively, and the revenues of the combined company, could materially decline or any anticipated increases in revenue could be lower than expected.

The integration of Visual Sciences into Omniture may result in significant expenses and accounting charges that adversely affect Omniture’s operating results and financial condition.

In accordance with generally accepted accounting principles, Omniture will account for the merger using the purchase method of accounting. The financial results of Omniture may be adversely affected by the resulting accounting charges incurred in connection with the merger, which could include amortization of acquired intangible assets, stock-based compensation, income taxes, restructuring and integration costs. Omniture also expects to incur additional costs associated with combining the operations of Omniture and Visual Sciences, which may be substantial. Additional costs may include: costs of employee redeployment; relocation and retention, including salary increases or bonuses; accelerated amortization of deferred equity compensation and severance payments; reorganization or closure of facilities; taxes; advisor and professional fees and termination of contracts that provide redundant or conflicting services. Some of these costs may have to be accounted for as expenses that would decrease Omniture’s net income and earnings per share for the periods in which those adjustments are made. The price of Omniture’s common stock could decline to the extent Omniture’s financial results are materially affected by the foregoing charges and costs, or if the foregoing charges and costs are larger than anticipated. In addition, the charges and costs described above may not be reflected in the unaudited pro forma condensed combined financial statements contained in this joint proxy statement/prospectus and the unaudited pro forma condensed combined financial statements may not be indicative of the actual results of the combined company following the merger.

The announcement and pendency of the merger could cause disruptions in the businesses of Omniture and Visual Sciences, which could have an adverse effect on their respective business and financial results, and consequently on the combined company.

Omniture and Visual Sciences have operated and, until the completion of the merger, will continue to operate, independently. Uncertainty about the effect of the merger on employees, customers and distributors may have an adverse effect on Omniture and Visual Sciences and consequently on the combined company. These uncertainties may impair Omniture’s and Visual Sciences’ ability to retain and motivate key personnel and could cause customers, distributors, suppliers and others with whom each company deals to seek to change existing business relationships which may materially and adversely affect their respective businesses. Due to the limited termination rights agreed to by the parties in the merger agreement, Omniture and Visual Sciences may be obligated to consummate the merger in spite of the adverse effects resulting from the disruption of Omniture’s and Visual Sciences’ ongoing businesses. Furthermore, this disruption could adversely affect the combined company’s ability to maintain relationships with customers, distributors, suppliers and employees after the merger or to achieve the anticipated benefits of the merger. Each of these events could adversely affect Omniture and Visual Sciences in the near term and the combined company if the merger is completed.

Failure to complete the merger could negatively impact the stock price and the future business and financial results of Omniture and Visual Sciences.

Completion of the merger is subject to a number of closing conditions, including obtaining requisite regulatory and stockholder approvals, and Visual Sciences and Omniture may be unable to obtain such approvals on a timely basis or at all. If the merger is not completed, the price of Visual Sciences and Omniture common stock may decline. If the merger is not completed, the ongoing business of Omniture and Visual Sciences may be adversely affected and, without realizing any of the benefits of having completed the merger, Omniture and Visual Sciences will be subject to a number of risks, including the following:

•	Visual Sciences may be required to pay a termination fee of $11.8 million if the merger is terminated under certain circumstances, as described in the merger agreement;

•	Omniture and Visual Sciences will be required to pay certain costs relating to the merger, such as legal, accounting, financial advisor and printing fees whether or not the merger is completed;

•	matters relating to the merger (including integration planning) may require substantial commitments of time and resources by Omniture and Visual Sciences management, which could otherwise have been devoted to other opportunities that may have been beneficial to Omniture and Visual Sciences, as the case may be.

Omniture and Visual Sciences could also be subject to litigation related to any failure to complete the transaction. If the merger is not completed, these risks may materialize and may adversely affect Omniture’s and Visual Sciences’ business, financial results and stock price.

Integrating Omniture and Visual Sciences may divert management’s attention away from the combined company’s operations.

Successful integration of Omniture’s and Visual Sciences’ operations, products and personnel may place a significant burden on the combined company’s management and internal resources. Challenges of integration include the combined company’s ability to incorporate acquired products and business technology into its existing product lines, including consolidating technology with duplicative functionality or designed on a different technological architecture and provide for interoperability, and its ability to sell the acquired products through Omniture’s existing or acquired sales channels. Omniture may also experience difficulty in effectively integrating the different cultures and practices of Visual Sciences, as well as in assimilating Visual Sciences’ geographically dispersed personnel. Further, the difficulties of integrating Visual Sciences could disrupt the combined company’s ongoing business, distract its management focus from other opportunities and challenges, and increase the combined company’s expenses and working capital requirements. The diversion of management attention and any difficulties encountered in the transition and integration process could harm the combined company’s business, financial condition and operating results.

Visual Sciences’ obligation to pay a termination fee under certain circumstances and the restrictions on its ability to solicit other acquisition proposals may discourage other companies from trying to acquire Visual Sciences.

Until the merger is completed or the merger agreement is terminated, with limited exceptions, the merger agreement prohibits Visual Sciences from entering into or soliciting any acquisition proposal or offer for a merger or other business combination with a party other than Omniture. Visual Sciences has agreed to pay Omniture a termination fee of $11.8 million under specified circumstances. These provisions could discourage other companies from trying to acquire Visual Sciences for a higher price.

Visual Sciences must continue to retain and motivate executives and key employees and recruit new employees, which may be difficult in light of uncertainty regarding the merger, and failure to do so could seriously harm the combined company.

In order to be successful, during the period before the merger is completed, Visual Sciences must continue to retain and motivate executives and other key employees and recruit new employees. Experienced personnel in the online business optimization analytics industry are in high demand and competition for their talents is intense. Employees of Visual Sciences may experience uncertainty about their future role with the combined company until or after strategies with regard to the combined company are announced or executed. These potential distractions of the merger may adversely affect Visual Sciences’ ability to attract, motivate and retain executives and key employees and keep them focused on the strategies and goals of the combined company. Any failure by Visual Sciences to retain and motivate executives and key employees during the period prior to the completion of the merger could seriously harm its business, as well as the business of the combined company.

The market price of the shares of Visual Sciences common stock may be affected by factors different from or in addition to those affecting the shares of Omniture common stock.

Upon completion of the merger, holders of Visual Sciences common stock will become holders of Omniture common stock and will have different rights from the shares of Visual Sciences common stock. For a comparison of the different rights, see the section entitled “Comparative Rights of Omniture Stockholders and Visual Sciences Stockholders” beginning on page 132 of this joint proxy statement/prospectus. In addition, an investment in Omniture common stock has different risks than an investment in Visual Sciences common stock. Former holders of Visual Sciences common stock will be subject to risks associated with Omniture upon exchange of their shares of Visual Sciences common stock for Omniture common stock that are different from or in addition to the risks associated with Visual Sciences.

Directors and officers of Visual Sciences have certain interests in the merger that are different from the interests of Visual Sciences stockholders, generally, in recommending that you vote in favor of the proposal to adopt the merger agreement and approve the merger.

When considering the Visual Sciences board of directors’ recommendation that the Visual Sciences stockholders vote in favor of the proposal to adopt the merger agreement, Visual Sciences stockholders should be aware that directors and executive officers of Visual Sciences have interests in the merger that may be different from, or in addition to, the interests of Visual Sciences stockholders generally. These interests include:

•	with respect to the executive officers of Visual Sciences, the receipt of retention and severance and retention payments;

•	with respect to the directors and executive officers of Visual Sciences, accelerated vesting of stock options and other awards under Visual Sciences’ equity plans in the event the executive officer is terminated without “cause” or terminated for “good reason” or as a result of a “constructive termination,” as applicable, (as such terms are defined in the applicable agreement) within a certain period following the merger, and, with respect to directors and certain awards held by James W. MacIntyre, the President and Chief Executive Officer of Visual Sciences, immediately upon the merger;

•	the continued indemnification of current directors and officers of Visual Sciences under the merger agreement and the continuation of directors’ and officers’ liability insurance after the merger; and

•	the retention of some of the officers of Visual Sciences as employees or consultants of Omniture or its subsidiaries.

These interests, among others, may influence Visual Sciences’ directors in making their recommendation that you vote in favor of the proposal to adopt the merger agreement. For a more detailed description of the interests of the directors and executive officers of Visual Sciences, please see the section entitled “The Merger and Issuance of Common Stock — Interests of Visual Sciences’ Directors and Executive Officers in the Merger” beginning on page 76 of this joint proxy statement/prospectus.

Risks Related to Omniture

Omniture has a history of significant net losses, may incur significant net losses in the future and may not achieve or maintain profitability.

Omniture has incurred significant losses in recent periods, including a net loss of $1.3 million in 2004, a net loss of $17.4 million in 2005, a net loss of $7.7 million in 2006 and a net loss of $7.6 million during the first nine months of 2007, primarily as a result of significant investments that Omniture has made in its network infrastructure and sales and marketing organization. At September 30, 2007, Omniture had an accumulated deficit of $46.4 million. Omniture may not be able to achieve or maintain profitability and may continue to incur significant losses in the future. In addition, Omniture expects to continue to increase operating expenses as it implements initiatives to continue to grow its business, which includes, among other things, plans for international expansion, expansion of its infrastructure, expenses incurred to acquire and integrate companies and technologies, the development of new services and general and administrative expenses associated with being a public company. If its revenues do not increase to offset these expected increases in costs and operating expenses, it will not be profitable. You should not consider Omniture’s revenue growth in recent periods as indicative of its future performance. In fact, in future periods its revenues could decline or grow more slowly than expected. Accordingly, Omniture cannot assure you that it will be able to achieve or maintain profitability in the future.

Omniture’s quarterly results of operations may fluctuate in the future. As a result, it may fail to meet or exceed the expectations of securities analysts or investors, which could cause its stock price to decline.

Omniture’s quarterly results of operations may fluctuate as a result of a variety of factors, many of which are outside of its control. If its quarterly results of operations fall below the expectations of securities analysts or investors, the price of its common stock could decline substantially. Fluctuations in its quarterly results of operations may result from a number of factors, including, but not limited to, those listed below:

•	ability to increase sales to existing customers and attract new customers;

•	the addition or loss of large customers;

•	the timing of implementation of new or additional services by customers;

•	the amount and timing of operating costs and capital expenditures related to the maintenance and expansion of its business, operations and infrastructure;

•	the timing and success of new product and service introductions by Omniture or its competitors or any other change in the competitive dynamics of the industry, including consolidation among its competitors or strategic partners;

•	seasonal variations in the demand for services and the implementation cycles for new customers;

•	levels of revenues from larger customers, which have lower per transaction pricing due to higher transaction commitments;

•	changes in Omniture’s pricing policies or those of its competitors;

•	service outages or security breaches;

•	the extent to which any significant customers terminate their service agreements with Omniture or reduce the number of transactions from which it captures data pursuant to service agreements;

•	limitations of the capacity of Omniture’s network and systems;

•	the timing of expenses associated with the addition of new employees to support business growth;

•	the timing of expenses related to the development or acquisition of technologies, services or businesses;

•	potential goodwill and intangible asset impairment charges associated with acquired businesses;

•	potential foreign currency exchange losses associated with transactions denominated in foreign currencies;

•	expenses associated with the management or growth of Omniture’s increasingly international operations;

•	general economic, industry and market conditions and those conditions specific to Internet usage and online businesses;

•	the purchasing and budgeting cycles of Omniture’s customers; and

•	geopolitical events such as war, threat of war or terrorist actions.

Omniture believes that quarterly revenues and results of operations may vary significantly in the future and that period-to-period comparisons of operating results may not be meaningful. You should not rely on the results of one quarter as an indication of future performance.

Omniture has derived substantially all of its subscription revenues from sales of its SiteCatalyst service. If the SiteCatalyst service is not widely accepted by new customers, operating results will be harmed.

Omniture derives substantially all of its revenues from subscriptions to its Omniture SiteCatalyst service, and it expects that it will continue to derive the substantial majority of its revenues from the Omniture SiteCatalyst service in the future. To date, Omniture has not received significant revenues from Omniture DataWarehouse, Omniture Discover, Omniture Genesis, Omniture SearchCenter or Omniture TouchClarity services. Omniture expects that it will continue to be highly dependent on the success of the Omniture SiteCatalyst service for the foreseeable future. If the Omniture SiteCatalyst service is unable to remain competitive and provide value to customers, ability to achieve widespread acceptance of the Omniture SiteCatalyst service may be hindered and revenue growth and business will be harmed.

If Omniture is unable to attract new customers or to sell additional services to existing customers, revenue growth will be adversely affected.

To increase its revenues, Omniture must regularly add new customers, sell additional services to existing customers and encourage existing customers to increase their minimum commitment levels. If existing and prospective customers do not perceive services to be of sufficiently high value and quality, Omniture may not be able to attract new customers or increase sales to existing customers and operating results will be adversely affected. Omniture has incurred significant expenses or made investments in connection with the internal development and acquisition of new products or services, such as Omniture TouchClarity and version 2.0 of Omniture Discover. These products or services have only recently been commercially introduced by Omniture and may not achieve broad commercial acceptance. In that event, operating results may be adversely affected and Omniture may be unable to grow revenue or achieve or maintain profitability.

Omniture’s business depends substantially on customers renewing their subscriptions for online business optimization services. Any decline in customer renewals would harm future operating results.

Omniture sells online business optimization services pursuant to service agreements that are generally one to three years in length. Customers have no obligation to renew their subscriptions for services after the expiration of their initial subscription period and Omniture cannot provide assurance that these subscriptions will be renewed at the same or higher level of service, if at all. In fact, some of Omniture’s customers have elected not to renew their agreements with Omniture. Moreover, under some circumstances, some of Omniture’s customers have the right to cancel their service agreements prior to the expiration of the terms of their agreements. Omniture cannot assure you that it will be able to accurately predict future customer renewal rates. Customers’ renewal rates may decline or fluctuate as a result of a number of factors, including their satisfaction or dissatisfaction with services, the prices of services, the prices of services offered by competitors, mergers and acquisitions affecting the customer base or reductions in customers’ spending levels. If customers do not renew their subscriptions for services or if they renew on less favorable terms, Omniture’s revenues may decline and business will suffer.

The significant capital requirements of Omniture’s business model make it more difficult to achieve positive cash flow and profitability if it continues to grow rapidly.

Omniture’s business model involves making significant upfront and ongoing capital expenditures, primarily for network operations equipment, such as servers and other network devices. Because the time frame for evaluating and implementing services, particularly for larger implementations, can be lengthy, ranging up to 90 days or longer, and because Omniture begins to invoice customers only after the service implementation is complete, these expenditures are made well before Omniture receives any cash from the customer. Consequently, it takes a number of months or longer to achieve positive cash flow for a customer. As a result, rapid growth in customers would require substantial amounts of cash. In addition, because of the lengthy implementation periods for new customers, there is a delay between the increase in operating expenses and the generation of corresponding revenues. Omniture depreciates its capital equipment over a period of approximately four years, with depreciation being included in the cost of subscription revenues beginning immediately upon purchase of the equipment. Omniture recognizes revenue, at the earliest, only when it completes implementation of services and invoices the customer. Thus, it can take a number of months or longer to become profitable with respect to any given new customer.

Omniture’s growth depends upon the ability to add new and retain existing large customers; however, to the extent Omniture is not successful in doing so, its gross margins and ability to achieve profitability and positive cash flow may be impaired.

Omniture’s success depends on its ability to sell online business optimization services to large customers and on those customers continuing to renew their subscriptions in successive years. Omniture derives a significant percentage of its total revenues from a relatively small number of large customers, and the loss of any one or more of those customers could decrease revenues and harm current and future operating results. However, the addition of new large customers or increases in minimum commitment levels by large existing customers requires particularly large capital expenditures and long implementation periods, resulting in longer than usual time periods to profitability and positive cash flow with respect to these customers. In addition, Omniture generally sells services to large customers at a price per transaction lower than for other customers due to their larger transaction commitments. Finally, some customers have in the past required Omniture to allocate dedicated personnel to provide services as a condition to entering into service agreements with Omniture. As a result, new large customers or increased usage of services by large customers may cause gross margins to decline and negatively impact profitability and cash flows in the near term.

Because Omniture recognizes subscription revenue over the term of the applicable agreement, the lack of subscription renewals or new service agreements may not immediately be reflected in operating results.

The majority of Omniture’s quarterly revenues represent revenues attributable to service agreements entered into during previous quarters. As a result, a decline in new or renewed service agreements in any one quarter will not be fully reflected in revenues for the corresponding quarter but will negatively affect revenues in future quarters. Additionally, the effect of significant downturns in sales and market acceptance of services in a particular quarter may not be fully reflected in results of operations until future periods. Omniture’s business model makes it difficult for any rapid increase in new or renewed service agreements to increase revenues in any one period because revenues from new customers must be recognized over the applicable service agreement term.

Omniture has limited experience with respect to its pricing model and if the prices it charges for services are unacceptable to customers, revenues and operating results may experience volatility or be harmed.

Omniture has limited experience with respect to determining the appropriate prices for services that existing and potential customers will find acceptable. As the market for services matures, or as new competitors introduce new products or services that compete with Omniture’s, it may be unable to renew its agreements with existing customers or attract new customers at the same price or based on the same pricing model as used historically. For example, Omniture faces competition from businesses that offer their services at substantially lower prices than its services, and Google Inc. currently offers its web analytics service for free. In addition, Omniture has only recently commercially introduced certain of its services. The price at which customers may be willing to purchase services may be lower or different than expected, which may cause revenue or operating results to be adversely affected. As a result, in the future it is possible that competitive dynamics in the market may require Omniture to change its pricing model or reduce its prices, which could have a material adverse effect on its revenues, gross margin and operating results.

If Omniture is unable to develop or acquire new services, revenue growth will be harmed.

Omniture’s ability to attract new customers and increase revenues from existing customers will depend in large part on its ability to enhance and improve existing services and to introduce new services in the future. The success of any enhancement or new service depends on several factors, including the timely completion, introduction and market acceptance of the enhancement or service. Any new service developed or acquired may not be introduced in a timely or cost-effective manner and may not achieve the broad market acceptance necessary to generate significant revenues. For example, Omniture has recently introduced version 2.0 of Omniture Discover and introduced new products, such as Omniture Genesis and Omniture TouchClarity, but Omniture has not yet received significant revenues from these services. Additionally, existing and prospective customers may develop their own competing technologies or purchase competitive products or services or engage third-party providers. If Omniture is unable to successfully develop or acquire new services or enhance existing services to meet customer requirements, its business and operating results will be adversely affected.

The market for on-demand services, in general, and for online business optimization services, in particular, is at an early stage of development, and if these markets do not develop or develop more slowly than expected, Omniture’s business will be harmed.

The market for on-demand services, in general, and for online business optimization services, in particular, are at early stages of development, and it is uncertain whether these services will achieve and sustain high levels of demand and market acceptance. Omniture’s success will depend to a substantial extent on the willingness of companies to increase their use of on-demand services, in general, and for online business optimization services, in particular. Many companies have invested substantial personnel and financial resources to integrate traditional enterprise software into their businesses, and therefore may be reluctant or unwilling to migrate to on-demand services. Other factors that may affect market acceptance include:

•	the security capabilities, reliability and availability of on-demand services;

•	customer concerns with entrusting a third party to store and manage their data;

•	public concern regarding privacy;

•	the enactment of laws or regulations that restrict the ability to provide existing or new services to customers in the U.S. or internationally;

•	the level of customization or configuration offered by Omniture;

•	the ability to maintain high levels of customer satisfaction;

•	the ability to provide reports in real time during periods of intense activity on customer websites;

•	the price, performance and availability of competing products and services;

•	the rate of continued growth in online commerce and online advertising; and

•	the current and possible future imposition by federal, state and local agencies of taxes on goods and services that are provided over the Internet.

The market for these services may not develop further, or it may develop more slowly than expected, either of which would harm Omniture’s business.

Omniture operates in a highly competitive market, which could make it difficult for it to acquire and retain customers.

Omniture competes in a rapidly evolving and highly competitive market. A significant portion of its business competes with third-party, on-demand services, software vendors and online marketing service providers. Its current principal competitors include:

•	companies such as Coremetrics, Inc., Google Inc., Nedstat Ltd., Visual Sciences, Inc. (formerly WebSideStory, Inc.) and WebTrends Inc. that offer on-demand services;

•	software vendors such as Epiphany, Inc. (acquired by SSA Global), NetRatings, Inc., Sane Solutions, LLC (acquired by Unica Corporation) and SAS Institute, Inc.;

•	online marketing service providers such as aQuantive, Inc., DoubleClick Inc. and 24/7 Real Media, Inc.; and

•	multivariate testing providers, including Offermatica Corporation, Optimost LLC, Memetrics, Kefta Inc. (acquired by Acxiom Corporation) and [x + 1].

Many of the companies that offer web analytics software offer other products or services and as a result could also bundle their products or services, which may result in these companies effectively selling their products or services at or below market prices.

Some of Omniture’s current and potential competitors have longer operating histories, greater name recognition, access to larger customer bases and substantially greater resources, including sales and marketing, financial and other resources. As a result, these competitors may be able to:

•	absorb costs associated with providing their products at a lower price;

•	devote more resources to new customer acquisitions;

•	respond to evolving market needs more quickly than Omniture can; and

•	finance more research and development activities to develop better services.

In addition, large software, Internet and database management companies may enter the market or enhance their web analytics capabilities, either by developing competing services or by acquiring existing competitors or strategic partners of Omniture, and compete against it effectively as a result of their significant resources and pre-existing relationships with current and potential customers. For example, Google Inc. has a web analytics service that it offers free of charge and it has recently entered into an agreement to acquire DoubleClick Inc., one of Omniture’s strategic partners. Further, Microsoft has announced its intention to create and market a web analytics service free of charge and has recently entered into an agreement to acquire aQuantive, Inc.

If Omniture’s services achieve broader commercial acceptance and as it introduces additional services, Omniture expects that it will experience competition from additional companies.

If Omniture is not able to compete successfully against current and future competitors, it will be difficult to acquire and retain customers, and Omniture may experience limited revenue growth, reduced revenues and operating margins and loss of market share.

Omniture relies on a small number of third-party service providers to host and deliver services, and any interruptions or delays in services from these third parties could impair the delivery of services and harm its business.

Omniture hosts its services, and serves all of its customers from seven third-party data center facilities located in California, Texas, Massachusetts, the United Kingdom and Denmark. It does not control the operation of any of these facilities, and depending on service level requirements, it may not operate or maintain redundant data center facilities for all of its services or for all customers’ data, which increases its vulnerability. These facilities are vulnerable to damage or interruption from earthquakes, hurricanes, floods, fires, power loss, telecommunications failures and similar events. They are also subject to break-ins, computer viruses, sabotage, intentional acts of vandalism and other misconduct. The occurrence of a natural disaster or an act of terrorism, a decision to close the facilities without adequate notice or other unanticipated problems could result in lengthy interruptions in services. Additionally, data center facility agreements are of limited durations, and data facilities have no obligation to renew their agreements with Omniture on commercially reasonable terms, or at all. One of the data center facility agreements requires that Omniture pay for a variable component of power costs and provides for discretionary increases, up to a maximum amount, to the price paid for use of the facility, thereby potentially subjecting Omniture to variations in the cost of power and hosting fees. If Omniture is unable to renew its agreements with the provider of these facilities on commercially reasonable terms, it may experience delays in the provisioning of services until an agreement with another data center facility provider can be arranged.

Omniture depends on access to the Internet through third-party bandwidth providers to operate its business. If it loses the services of one or more of its bandwidth providers for any reason, Omniture could experience disruption in its services or it could be required to retain the services of a replacement bandwidth provider.

Omniture’s operations rely heavily on the availability of electricity, which also comes from third-party providers. If Omniture or the third-party data center facilities that it uses to deliver services were to experience a major power outage or if the cost of electricity increases significantly, Omniture’s operations would be harmed. If Omniture or its third-party data centers were to experience a major power outage, Omniture would have to rely on back-up generators, which may not work properly, and their supply might be inadequate during a major power outage. Such a power outage could result in a disruption of Omniture’s business.

Any errors, defects, interruptions, delays, disruptions or other performance problems with services could harm Omniture’s reputation and may damage its customers’ businesses. Interruptions in services might reduce revenues, cause Omniture to issue credits to customers, cause customers to terminate their subscriptions and adversely affect renewal rates. Omniture’s business would be harmed if customers and potential customers believe services are unreliable.

If Omniture fails to respond to rapidly changing technological developments or evolving industry standards, its services may become obsolete or less competitive.

The market for Omniture’s services is characterized by rapid technological advances, changes in customer requirements, changes in protocols and evolving industry standards. If Omniture is unable to develop enhancements to, and new features for, existing services or acceptable new services that keep pace with rapid technological developments, its services may become obsolete, less marketable and less competitive and its business will be harmed.

Omniture has experienced rapid growth in recent periods. If it fails to manage its growth effectively, Omniture may be unable to execute its business plan, maintain high levels of service or address competitive challenges adequately.

Omniture has substantially expanded its overall business, customer base, headcount and operations in recent periods both domestically and internationally. It increased its total number of full-time employees from 157 at December 31, 2004, to 578 at September 30, 2007. In addition, during this same period, Omniture made substantial investments in its network infrastructure operations as a result of growth, and has significantly expanded its geographic presence with the acquisition of two European companies. Omniture will need to continue to expand its business. Omniture anticipates that this expansion will require substantial management effort and significant additional investment in infrastructure. In addition, it will be required to continue to improve operational, financial and management controls and reporting procedures, particularly in view of the complexities associated with more geographically dispersed operations. As such, it may be unable to manage expenses effectively in the future, which may negatively impact gross margins or cause operating expenses to increase in any particular quarter. Historic expansion has placed, and expected future growth will continue to place, a significant strain on managerial, administrative, operational, financial and other resources. If Omniture is unable to manage its growth successfully, its business will be harmed.

Failure to effectively expand Omniture’s sales and marketing capabilities could harm its ability to increase its customer base and achieve broader market acceptance of services.

Increasing the customer base and achieving broader market acceptance of services will depend to a significant extent on Omniture’s ability to expand sales and marketing operations. Omniture expects to be substantially dependent on its direct sales force to obtain new customers. Omniture plans to continue to expand its direct sales force both domestically and internationally. Omniture believes that there is significant competition for direct sales personnel with the sales skills and technical knowledge required. Its ability to achieve significant growth in revenues in the future will depend, in large part, on success in recruiting, training and retaining sufficient numbers of direct sales personnel. New hires require significant training and, in most cases, take a significant period of time before they achieve full productivity. Recent hires, sales personnel added through recent business acquisitions and planned hires may not become as productive as Omniture would like, and it may be unable to hire or retain sufficient numbers of qualified individuals in the future in the markets where it does business. Omniture’s business will be seriously harmed if these expansion efforts do not generate a corresponding significant increase in revenues.

Omniture’s growth depends in part on the success of strategic relationships with third parties, including technology integration, channel partners and resellers of services.

Omniture may not be able to develop or maintain strategic relationships with third parties, including competitors or prospective competitors, with respect to either technology integration or channel development for a number of reasons. For example, Omniture recently launched Omniture Genesis as part of its strategy to broaden its online business optimization platform. If Omniture is unsuccessful in establishing or maintaining strategic relationships with these and other third parties, its ability to compete in the marketplace or to grow revenues would be impaired and operating results would suffer. Further, if search engine or other online marketing providers restrict access to their networks or increase the currently nominal prices they charge for the use of their application programming interfaces, Omniture’s ability to deliver services of sufficiently high value to customers at a profitable price will be negatively affected. Even if Omniture is successful in establishing and maintaining these relationships, it cannot assure you that such relationships will result in increased customers or revenues.

Because Omniture’s long-term success depends, in part, on its ability to expand the sales of its services to customers located outside of the United States, its business will be susceptible to risks associated with international operations.

Omniture currently maintains offices outside of the United States and currently has operations, sales personnel or independent consultants in several countries. In the first quarter of 2007, Omniture acquired Instadia, which has its principal operations in Copenhagen, Denmark, and Touch Clarity, which has its principal operations in London, England. These acquisitions significantly increased the scope of Omniture’s international operations. Omniture has limited experience operating in foreign jurisdictions. Its inexperience in operating businesses outside of the United States increases the risk that its current and any future international expansion efforts will not be successful. In addition, conducting international operations subjects it to new risks that it has not generally faced in the United States. These include:

•	fluctuations in currency exchange rates;

•	unexpected changes in foreign regulatory requirements;

•	longer accounts receivable payment cycles and difficulties in collecting accounts receivable;

•	difficulties in managing and staffing international operations;

•	potentially adverse tax consequences, including the complexities of foreign value added tax systems and restrictions on the repatriation of earnings;

•	localization of services, including translation into foreign languages and associated expenses;

•	dependence on certain third parties to increase customer subscriptions;

•	the burdens of complying with a wide variety of foreign laws and different legal standards, including laws and regulations related to privacy;

•	increased financial accounting and reporting burdens and complexities;

•	political, social and economic instability abroad, terrorist attacks and security concerns in general; and

•	reduced or varied protection for intellectual property rights in some countries.

The occurrence of any one of these risks could negatively affect Omniture’s international business and, consequently, results of operations generally.

Additionally, operating in international markets also requires significant management attention and financial resources. Omniture cannot be certain that the investment and additional resources required in establishing or integrating operations in other countries will produce desired levels of revenues or profitability.

Some of its international subscription fees are currently denominated in United States dollars and paid in local currency. As a result, fluctuations in the value of the United States dollar and foreign currencies may make Omniture’s services more expensive for international customers, which could harm its business.

Omniture may be liable to customers and may lose customers if it provides poor service, if services do not comply with its agreements or if Omniture is unable to collect customer data or otherwise lose customer data.

Because of the large amount of data that Omniture collects and manages, it is possible that hardware failures or errors in its systems could result in data loss or corruption or cause the information that is collected to be incomplete or contain inaccuracies that customers regard as significant. Furthermore, the ability to collect and report data may be interrupted by a number of factors, including the inability to access the Internet, the failure of network or software systems, security breaches or variability in user traffic on customer websites. In addition, computer viruses may harm Omniture’s systems causing it to lose data, and the transmission of computer viruses could expose Omniture to litigation. Omniture may also find, on occasion, that it cannot deliver data and reports to its customers in real time because of significant spikes in consumer activity on their websites. Omniture may be liable to its customers for damages they may incur resulting from these events, such as loss of business, loss of future revenues, breach of contract or for the loss of goodwill to their business. In addition to potential liability, if Omniture supplies inaccurate information or experiences interruptions in its ability to capture, store and supply information in real time or at all, its reputation could be harmed and it could lose customers.

Omniture’s errors and omissions insurance may be inadequate or may not be available in the future on acceptable terms, or at all. In addition, its policy may not cover any claim against it for loss of data or other indirect or consequential damages and defending a suit, regardless of its merit, could be costly and divert management’s attention.

A rapid expansion of Omniture’s network and systems could cause it to lose customer data or cause its network or systems to fail.

In the future, Omniture may need to expand its network and systems at a more rapid pace than it has in the past. For example, if Omniture secures a large customer or a group of customers with extraordinary volumes of information to collect and process, it may suddenly require additional bandwidth and existing systems may not be able to process the information. Omniture’s network or systems may not be capable of meeting the demand for increased capacity, or it may incur additional unanticipated expenses to accommodate these capacity demands. In addition, Omniture may lose valuable data, be able to provide it only on a delayed basis or its network may temporarily shut down if it fails to expand its network to meet future requirements. Any lapse in its ability to collect or transmit data will decrease the value of the data, prevent it from providing the complete data that may be requested by customers and affect some of its customers’ web pages. Any disruption in its network processing or loss of data may damage its reputation and result in the loss of customers.

If a third party asserts that Omniture is infringing upon its intellectual property rights, whether successful or not, it could subject Omniture to costly and time-consuming litigation or expensive licenses, and its business may be harmed.

The Internet, software and technology industries are characterized by the existence of a large number of patents, copyrights, trademarks and trade secrets and by frequent litigation based on allegations of infringement or other violations of intellectual property rights. As Omniture faces increasing competition, the possibility of intellectual property rights claims against it grows. Its technologies may not be able to withstand any third-party claims or rights against their use. Additionally, although Omniture has licensed from other parties proprietary technology covered by patents, it cannot be certain that any such patents will not be challenged, invalidated or circumvented. Furthermore, many of its service agreements require it to indemnify customers for third-party intellectual property infringements claims, which would increase its costs as a result of defending such claims and may require that Omniture pay damages if there were an adverse ruling in any such claims. Omniture, and certain of its customers, have in the past received correspondence from third parties alleging that certain of its services, or customers’ use of its services, violate such third parties’ patent rights. For example, Omniture is aware that five of its customers have received letters from a third party alleging, among other things, that these customers’ online activities, including the use of Omniture services, infringe its patents. A few of these customers have requested that Omniture indemnify them against these allegations. Other customers may receive similar allegations of infringement and make similar requests for indemnification under Omniture service agreements with them or this third party may make claims directly against Omniture. These types of claims could harm Omniture’s relationships with its customers, may deter future customers from subscribing to its services or could expose Omniture to litigation with respect to these claims. Even if Omniture is not a party to any litigation between a customer and a third party, an adverse outcome in any such litigation could make it more difficult for it to defend its intellectual property in any subsequent litigation in which Omniture is a named party. Any of these results could harm brand and operating results.

Any intellectual property rights claim against Omniture or its customers, with or without merit, could be time-consuming, expensive to litigate or settle and could divert management resources and attention. An adverse determination also could prevent Omniture from offering its services to customers and may require that Omniture procure or develop substitute services that do not infringe.

With respect to any intellectual property rights claim against Omniture or its customers, Omniture may have to pay damages or stop using technology found to be in violation of a third party’s rights. Omniture may have to seek a license for the technology, which may not be available on reasonable terms, may significantly increase its operating expenses or require it to restrict its business activities in one or more respects. The technology also may not be available for license to Omniture at all. As a result, Omniture may also be required to develop alternative non-infringing technology, which could require significant effort and expense. For example, in February 2006, Omniture entered into a settlement and patent license agreement with NetRatings, Inc., to resolve a patent infringement lawsuit that NetRatings filed against Omniture in May 2005, and to obtain a non-exclusive, world-wide license to NetRatings’ entire patent portfolio. Under the terms of the agreement, Omniture agreed to pay NetRatings license fees.

Omniture’s exposure to risks associated with the use of intellectual property may be increased as a result of acquisitions, as Omniture has a lower level of visibility into the development process with respect to such technology or the care taken to safeguard against infringement risks. In addition, third parties may make infringement and similar or related claims after Omniture has acquired technology that had not been asserted prior to its acquisition.

The success of Omniture’s business depends in large part on its ability to protect and enforce its intellectual property rights.

Omniture relies on a combination of patent, copyright, service mark, trademark and trade secret laws, as well as confidentiality procedures and contractual restrictions, to establish and protect its proprietary rights, all of which provide only limited protection. Omniture has 19 issued patents in the United States and one patent in the United Kingdom, as well as 46 United States and 36 related international patent applications pending. Omniture cannot assure you that any patents will issue with respect to its current patent applications in a manner that gives it the protection that it seeks, if at all, or that any future patents issued to Omniture will not be challenged, invalidated or circumvented. Omniture’s currently issued patents and any patents that may issue in the future with respect to pending or future patent applications may not provide sufficiently broad protection or they may not prove to be enforceable in actions against alleged infringers. Also, Omniture cannot assure you that any future service mark registrations will be issued with respect to pending or future applications or that any registered service marks will be enforceable or provide adequate protection of its proprietary rights.

Omniture endeavors to enter into agreements with its employees and contractors and agreements with parties with whom it does business in order to limit access to and disclosure of its proprietary information. Omniture cannot be certain that the steps it has taken will prevent unauthorized use of its technology or the reverse engineering of its technology. Moreover, others may independently develop technologies that are competitive to or infringe upon its intellectual property. The enforcement of its intellectual property rights also depends on its legal actions against these infringers being successful, but Omniture cannot be sure these actions will be successful, even when its rights have been infringed.

Furthermore, effective patent, trademark, service mark, copyright and trade secret protection may not be available in every country in which its services are available over the Internet. In addition, the legal standards relating to the validity, enforceability and scope of protection of intellectual property rights in Internet-related industries are uncertain and still evolving.

Omniture relies on its management team and needs additional personnel to grow its business, and the loss of one or more key employees or the inability to attract and retain qualified personnel could harm its business.

Omniture’s success and future growth depends to a significant degree on the skills and continued services of its management team. Omniture’s future success also depends on its ability to attract and retain and motivate highly skilled technical, managerial, marketing and customer service personnel, including members of its management team. All of its employees work for Omniture on an at-will basis. Omniture plans to hire additional personnel in all areas of its business, particularly for its sales, marketing and technology development areas, both domestically and internationally. Competition for these types of personnel is intense, particularly in the Internet and software industries. As a result, Omniture may be unable to successfully attract or retain qualified personnel. Omniture’s inability to retain and attract the necessary personnel could adversely affect its business.

Omniture’s recent acquisitions of Instadia and Touch Clarity subject it to numerous risks associated with acquiring and integrating international companies and there can be no assurance that the anticipated benefits of such acquisitions will be realized.

In January 2007, Omniture acquired Instadia, based in Copenhagen, Denmark. In March 2007, Omniture acquired Touch Clarity, based in London, England.

These two acquisitions and any future acquisitions may result in unforeseen operating difficulties and expenditures, and Omniture can give no assurance that these two acquisitions or any future acquisition will be successful and will not materially adversely affect its business, operating results or financial condition. In particular, Omniture may encounter difficulties assimilating or integrating the acquired businesses, technologies, product and service offerings, internal controls, disclosure controls, information technology infrastructures, personnel and management teams, or operations of the acquired companies (particularly if the key personnel of the acquired company choose not to work for Omniture). In addition, Omniture may experience difficulty retaining the customers of any acquired business due to changes in management and ownership or relating to its ability to continue to support product and service offerings of acquired businesses. Omniture’s failure to successfully integrate acquired businesses into its operations could have a material adverse effect on its business, operating results and financial condition. Moreover, even if such acquisitions are successfully integrated, it may not receive the expected benefits of the transactions if Omniture finds that the acquired business does not further its business strategy or that Omniture paid more than what the business was worth.

In conjunction with its acquisition of Touch Clarity, Omniture may also be required to pay up to an additional $3.0 million in consideration during the first quarter of 2008, contingent upon the achievement of certain revenue milestones during the year ended December 31, 2007. This contingent consideration would increase the aggregate purchase price and goodwill.

In connection with the issuance of shares in the Touch Clarity acquisition, Omniture agreed to file with the SEC a registration statement on Form S-3 to cover resales of the shares. The shares became eligible for resale immediately following the effectiveness of the registration statement, subject to the restrictions contained in a certain registration rights agreement, dated February 14, 2007, among Omniture and the former shareholders of Touch Clarity.

As a result, former Touch Clarity shareholders will have the ability to sell all of such shares in the public trading market without regard to volume limitations imposed by Rule 144 under the Securities Act, which sales could have a depressant effect on the trading price of Omniture’s common stock.

There are numerous risks associated with Omniture’s recent entry into an agreement to acquire Offermatica.

On September 7, 2007, Omniture entered into a definitive agreement to acquire, by merger, all of the outstanding voting stock of Offermatica, an on-demand provider of A/B testing and multivariate testing solutions. There are numerous risks associated with Omniture having entered into this agreement. Omniture cannot assure you that all conditions to the proposed acquisition of Offermatica will be completed and the proposed acquisition consummated. The proposed acquisition of Offermatica is subject to the satisfaction of closing conditions, including obtaining regulatory approvals and obtaining the approval of the stockholders of Offermatica. In the event that the proposed acquisition of Offermatica is not completed, Omniture may be subject to risks, including the costs related to the proposed merger, such as legal, accounting, and advisory fees, which must be paid even if the acquisition is not completed. If the proposed acquisition of Offermatica is not completed, the market price of Omniture common stock could decline.

If Omniture fails to successfully integrate the business and operations of Omniture and Offermatica, it may not realize the potential benefits of the proposed acquisition. If the proposed acquisition of Offermatica is completed, the integration of Omniture and Offermatica will be a time consuming and expensive process and may disrupt Omniture’s operations if it is not completed in a timely and efficient manner. If this integration effort is not successful, Omniture’s results of operations could be harmed and customers could cancel existing orders or choose not to place new ones. In addition, Omniture may not achieve anticipated synergies or other benefits of the proposed acquisition. Subject to certain exceptions, Omniture has agreed to issue shares of its common stock to stockholders of Offermatica, which shares may be eligible for sale in the public trading market following the closing. The resale of all or a significant portion of the shares that are issued to Offermatica stockholders in the public trading market, or the perception that such shares may be sold, could depress the price of Omniture common stock or cause its stock price to experience volatility.

Omniture intends to continue to acquire other companies, which could divert its management’s attention, result in additional dilution to its stockholders and otherwise disrupt its operations and harm its operating results.

As part of its business strategy, Omniture expects to continue to make acquisitions of, or investments in, complementary services, technologies or businesses to address the need to develop new products and enhance existing products. Omniture also may enter into relationships with other businesses in order to expand its service offerings, which could involve preferred or exclusive licenses, additional channels of distribution or discount pricing or investments in other companies.

Negotiating these transactions can be time-consuming, difficult and expensive, and its ability to close these transactions may often be subject to approvals, such as government regulation, which are beyond its control. Consequently, Omniture can make no assurances that these transactions, once undertaken and announced, will close.

Acquisitions may also disrupt Omniture’s ongoing business, divert its resources and require significant management attention that would otherwise be available for ongoing development of its business, as well as cause difficulties in completing projects associated with in-process research and development. Acquisitions also involve risks associated with difficulties in entering markets in which it has no or limited direct prior experience and where competitors in such markets have stronger market positions. In addition, the revenue of an acquired business may be insufficient to offset increased expenses associated with the acquisition. Acquisitions can also lead to large and immediate non-cash charges that can have an adverse effect on Omniture’s results of operations as a result of write-offs for items such as acquired in-process research and development, impairment of goodwill or the recording of stock-based compensation, as well as restructuring charges. In addition, Omniture may lack experience operating in the geographic market of the businesses that it acquires. Further, international acquisitions, such as the two recent European acquisitions, increase its exposure to the risks associated with international operations. Moreover, Omniture cannot assure you that the anticipated benefits of any future acquisition, investment or business relationship would be realized or that it would not be exposed to unknown liabilities. In connection with one or more of those transactions, Omniture may:

•	issue additional equity securities that would dilute its stockholders;

•	use a substantial portion of its cash resources that it may need in the future to operate its business;

•	incur debt on terms unfavorable to Omniture or that it is unable to repay;

•	assume or incur large charges or substantial liabilities, including payments to NetRatings under Omniture’s agreement with it;

•	encounter difficulties retaining key employees of the acquired company or integrating diverse business cultures;

•	become subject to adverse accounting or tax consequences, substantial depreciation, amortization, impairment or deferred compensation charges;

•	make severance payments and provide additional compensation to executives and other personnel;

•	incur charges related to the elimination of duplicative facilities or resources;

•	incur legal, accounting and financial advisory fees, regardless of whether the transaction is completed; and

•	become subject to intellectual property or other litigation.

Material defects or errors in Omniture’s software used to deliver its services could harm Omniture’s reputation, result in significant costs and impair its ability to sell its services.

The software applications underlying Omniture’s services are inherently complex and may contain material defects or errors. Any defects that cause interruptions to the availability of services could result in:

•	lost or delayed market acceptance and sales of Omniture’s services;

•	sales credits or refunds to customers;

•	loss of customers;

•	diversion of development resources;

•	injury to Omniture’s reputation; and

•	increased warranty and insurance costs.

The costs incurred in correcting any material defects or errors in services may be substantial and could adversely affect operating results. After the release of services, defects or errors may also be identified from time to time by an internal team and by customers. These defects or errors may occur in the future.

Changes in financial accounting standards or practices may cause adverse, unexpected financial reporting fluctuations and affect reported results of operations.

A change in accounting standards or practices can have a significant effect on reported results and may even affect Omniture’s reporting of transactions completed before the change is effective. New accounting pronouncements and varying interpretations of accounting pronouncements have occurred and are likely to occur in the future. Changes to existing rules or the questioning of current practices may adversely affect reported financial results or the way Omniture conducts its business. For example, on December 16, 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards, or SFAS, No. 123 (revised 2004), Share-Based Payment, or SFAS No. 123R. SFAS No. 123R, which became effective for fiscal periods beginning after September 15, 2005, requires that employee stock-based compensation be measured based on its fair-value on the grant date and treated as an expense that is reflected in the financial statements over the related service period. As a result of SFAS No. 123R, Omniture’s results of operations in 2006 reflects expenses that are not reflected in prior periods, potentially making it more difficult for investors to evaluate 2006 results of operations relative to prior periods.

Omniture might require additional capital to support business growth, and this capital might not be available on acceptable terms, or at all.

Omniture intends to continue to make investments to support its business growth and may require additional funds to respond to business challenges, including the need to develop new services or enhance existing services, enhance operating infrastructure and acquire complementary businesses and technologies. In addition, Omniture has used a significant amount of its cash to fund the purchase price of its recent acquisitions of Instadia and Touch Clarity, and has agreed to pay in cash a significant portion of the purchase price of the proposed acquisitions of Offermatica and Visual Sciences. Accordingly, Omniture may need to engage in equity or debt financings to secure additional funds. If Omniture raises additional funds through further issuances of equity or convertible debt securities, existing stockholders could suffer significant dilution, and any new equity securities issued could have rights, preferences and privileges superior to those of holders of common stock. Any debt financing secured by Omniture in the future could involve restrictive covenants relating to capital-raising activities and other financial and operational matters, which may make it more difficult for Omniture to obtain additional capital and to pursue business opportunities, including potential acquisitions. In addition, Omniture may not be able to obtain additional financing on terms favorable to it, or at all. If Omniture is unable to obtain adequate financing or financing on terms satisfactory to it, when required, its ability to continue to support its business growth, to pursue additional acquisitions and to respond to business challenges could be significantly limited.

If Omniture fails to maintain proper and effective internal controls, its ability to produce accurate financial statements could be impaired, which could adversely affect its operating results, ability to operate its business and investors’ views of Omniture.

Ensuring that Omniture has adequate internal financial and accounting controls and procedures in place to help ensure that it can produce accurate financial statements on a timely basis is a costly and time-consuming effort that needs to be re-evaluated frequently. Omniture is in the process of documenting, reviewing and, if appropriate, improving its internal controls and procedures in connection with Section 404 of the Sarbanes-Oxley Act, which requires annual management assessments of the effectiveness of its internal controls over financial reporting. Both Omniture and its independent auditors will be testing internal controls in connection with the Section 404 requirements and, as part of that documentation and testing, may identify areas for further attention and improvement. Implementing any appropriate changes to its internal controls may distract directors, officers and employees, and entail substantial costs in order to modify existing accounting systems, take a significant period of time to complete and distract officers, directors and employees from the operation of its business. Further, Omniture may encounter difficulties assimilating or integrating the internal controls, disclosure controls and information technology infrastructure of the businesses that it has acquired or may acquire in the future. These changes may not, however, be effective in maintaining the adequacy of internal controls, and any failure to maintain that adequacy, or consequent inability to produce accurate financial statements on a timely basis, could increase Omniture’s operating costs and could materially impair its ability to operate its business. In addition, investors’ perceptions that Omniture’s internal controls are inadequate or that it is unable to produce accurate financial statements may seriously affect Omniture’s stock price.

Omniture’s net operating loss carryforwards may expire unutilized, which could prevent it from offsetting future taxable income.

At December 31, 2006, Omniture had federal net operating loss carryforwards of approximately $31.3 million that will begin to expire in 2020 and $1.1 million in federal tax credit carryforwards that will begin to expire in 2019. At December 31, 2006, Omniture also had state net operating loss carryforwards of approximately $32.0 million that will begin to expire in 2015 and state research and development credits of approximately $0.5 million that will begin to expire in 2014. Changes in ownership have occurred that have resulted in limitations in its net operating loss carryforwards under Section 382 of the Internal Revenue Code. As a result of these Section 382 limitations, Omniture can only utilize a portion of the net operating loss carryforwards that were generated prior to the ownership changes to offset future taxable income generated in U.S. federal and state jurisdictions. In addition, the timing of when Omniture achieves profitability, if ever, and the dollar amount of such profitability will impact its ability to utilize these net operating loss carryforwards. Omniture may not be able to achieve sufficient profitability to utilize some or all of its net operating loss carryforwards prior to their expiration.

If Omniture cannot maintain its corporate culture as it grows, Omniture could lose the innovation, teamwork and focus that it believes its culture fosters, and its business may be harmed.

Omniture believes that a critical contributor to its success has been its corporate culture, which it believes fosters innovation and teamwork. As Omniture grows and changes, it may find it difficult to maintain important aspects of its corporate culture, which could negatively affect its ability to retain and recruit personnel, and otherwise adversely affect its future success.

Widespread blocking or erasing of cookies or other limitations on Omniture’s ability to use cookies or other technologies that it employs may impede its ability to collect information and reduce the value of its services.

Omniture’s services currently use “cookies,” which are small files of information placed on an Internet user’s computer, and “clear GIFs” (also known as pixel tags or web beacons), which are small images placed on a web page to facilitate the collection of visitor browsing data. These technologies help Omniture to analyze the website usage patterns of visitors to customers’ websites. The use of third-party cookies may be construed as wrongful in the eyes of the public or governmental agencies, including non-U.S. regulators. Omniture encourages customers to send Omniture ’s cookies from their own websites and, when they are unwilling to do so, Omniture marks its third-party cookies with their dual origin to indicate that they are both from a customer’s website and from Omniture. However, Omniture cannot assure you that these measures will succeed in reducing any risks relating to the use of third-party cookies.

Most currently available web browsers allow site visitors to modify their settings to prevent or delete cookies. Additionally, widely available software allows site visitors to sweep all cookies from their computers at once. Similarly, several software programs, sometimes marketed as ad-ware or spyware detectors, may misclassify the cookies customers are using as objectionable and prompt site visitors to delete or block them. In addition, several of these same software programs may block the use of clear GIFs. If a large number of site visitors refuse, disable or delete their cookies or clear GIFs or if Omniture is otherwise unable to use cookies or clear GIFs, and if alternative methods or technologies are not developed in a timely manner, the quality of data Omniture collects for its customers and the value of its services based on that data would decrease substantially.

Omniture interacts with consumers through its customers, so it may be held accountable for customers’ handling of the consumers’ personal information.

On behalf of customers, Omniture collects and uses anonymous and personal information and information derived from the activities of website visitors. This enables Omniture to provide customers with anonymous or personally identifiable information from and about the users of their websites. Federal, state and foreign government bodies and agencies have adopted or are considering adopting laws regarding the collection, use and disclosure of this information. Therefore compliance with privacy laws and regulations and Omniture’s reputation among the public body of website visitors depends on customers’ adherence to privacy laws and regulations and their use of services in ways consistent with consumers’ expectations.

Omniture also relies on representations made to it by customers that their own use of services and the information provided to them via Omniture’s services do not violate any applicable privacy laws, rules and regulations or their own privacy policies. Omniture’s customers also represent to it that they provide their website users the opportunity to “opt-out” of the information collection associated with Omniture’s services. Omniture does not audit its customers to confirm compliance with these representations. If these representations are false or if customers do not otherwise comply with applicable privacy laws, Omniture could face potentially adverse publicity and possible legal or other regulatory action.

Domestic or foreign laws or regulations may limit Omniture’s ability to collect and use Internet user information, resulting in a decrease in the value of its services, and have an adverse impact on the sales of services.

State attorneys general, governmental and non-governmental entities and private persons may bring legal actions asserting that Omniture’s methods of collecting, using and distributing website visitor information are illegal or improper, which could require it to spend significant time and resources defending these claims. The costs of compliance with, and the other burdens imposed by, laws or regulatory actions may prevent it from offering services or otherwise limit the growth of its services. In addition, some companies have been the subject of class-action lawsuits and governmental investigations based on their collection, use and distribution of website visitor information. Any such legal action, even if unsuccessful, may distract management’s attention, divert resources, negatively affect public image and harm its business.

Various state legislatures have enacted legislation designed to protect consumers’ privacy by prohibiting the distribution of “spyware” over the Internet. Such anti-spyware laws typically focus on restricting the proliferation of certain kinds of downloadable software, or spyware, that, when installed on an end user’s computer, are used to intentionally and deceptively take control of the end user’s machine. Omniture does not believe that the data collection methods employed by its technology constitute “spyware” or that such methods are prohibited by such legislation. Similar legislation has been proposed federally. This legislation, if drafted broadly enough, could be deemed to apply to the technology it uses and could potentially restrict its information collection methods. Any restriction or change to its information collection methods would cause Omniture to spend substantial amounts of money and time to make changes and could decrease the amount and utility of the information that it collects.

Both existing and proposed laws regulate and restrict the collection and use of information over the Internet that personally identifies the website visitor. These laws continue to change and vary among domestic and foreign jurisdictions, but certain information such as names, addresses, telephone numbers, credit card numbers and e-mail addresses are widely considered personally identifying. The scope of information collected over the Internet that is considered personally identifying may become more expansive, and it is possible that current and future legislation may apply to information that customers currently collect without the explicit consent of website visitors. If information that customers collect and use without explicit consent is considered to be personally identifying, their ability to collect and use this information will be restricted and they would have to change their methods, which could lead to decreased use of Omniture’s services.

Domestic and foreign governments are also considering restricting the collection and use of Internet usage data generally. Some privacy advocates argue that even anonymous data, individually or when aggregated, may reveal too much information about website visitors. If governmental authorities were to follow privacy advocates’ recommendations and enact laws that limit data collection practices, Omniture’s customers would likely have to obtain the express consent of a user of the customers’ websites before Omniture could collect, share or use any of that user’s information regardless of whether the collection is done on behalf of customers. Any requirement that Omniture obtain consent from the users of customers’ websites would reduce the amount and value of the information that Omniture provides to customers, which might cause some existing customers to discontinue using its services. Omniture would also need to expend considerable effort and resources to develop new information collection procedures to comply with an express consent requirement. Even if customers succeeded in developing new procedures, they might be unable to convince Internet users to agree to the collection and use of the users’

information. This would negatively impact Omniture’s revenues, growth and potential for expanding its business and could cause its stock price to decline.

Omniture may face liability for the unauthorized disclosure or theft of private information, which could expose it to liabilities and harm its stock price.

Unauthorized disclosure of personally identifiable information regarding website visitors, whether through breach of Omniture’s secure network by an unauthorized party, employee theft or misuse, or otherwise, could harm its business. If there were even an inadvertent disclosure of personally identifiable information, or if a third party were to gain unauthorized access to the personally identifiable information Omniture possesses, its operations could be seriously disrupted, its reputation could be harmed and it could be subject to claims (including claims for substantial liquidated damages) pursuant to agreements with customers or other liabilities. In addition, if a person penetrates Omniture’s network security or otherwise misappropriates data, it could be subject to liability. Such perceived or actual unauthorized disclosure of the information it collects or breach of its security could harm its business.

Omniture may face public relations problems as a result of violations of privacy laws and perceived mistreatment of personal information, and these public relations problems may harm its reputation and thereby lead to a reduction in customers and lower revenues.

Any perception of Omniture’s practices as an invasion of privacy, whether or not illegal, may subject it to public criticism. Existing and potential future privacy laws and increasing sensitivity of consumers to unauthorized disclosures and use of personal information may create negative public reactions related to its business practices. Public concerns regarding data collection, privacy and security may cause some website visitors to be less likely to visit websites that subscribe to its services. If enough users choose not to visit its customers’ websites, its ability to collect sufficient amounts of information and provide its services effectively would be adversely affected, and those websites could stop using its services. This, in turn, would reduce the value of its services and inhibit or reverse the growth of Omniture’s business.

Internet-related and other laws could adversely affect Omniture’s business.

Laws and regulations that apply to communications and commerce over the Internet are becoming more prevalent. In particular, the growth and development of the market for online commerce has prompted calls for more stringent tax, consumer protection and privacy laws, both in the United States and abroad, that may impose additional burdens on companies conducting business online. This could negatively affect the businesses of Omniture’s customers and reduce their demand for its services. Internet-related laws, however, remain largely unsettled, even in areas where there has been some legislative action. The adoption or modification of laws or regulations relating to the Internet or its operations, or interpretations of existing law, could adversely affect its business.

The trading price of Omniture’s common stock may be subject to significant fluctuations and volatility, and its stockholders may be unable to resell their shares at a profit.

The stock markets, in general, and the markets for high technology stocks in particular, have experienced high levels of volatility. The market for technology stocks has been extremely volatile and frequently reaches levels that bear no relationship to the past or present operating performance of those companies. These broad market fluctuations may adversely affect the trading price of Omniture’s common stock. In addition, the trading price of its common stock has been subject to significant fluctuations and may continue to fluctuate or decline. Since its initial public offering, which was completed in July 2006, the price of Omniture’s common stock has ranged from an intra-day low of $5.60 to an intra-day high of $38.57 through December 11, 2007. Factors that could cause fluctuations in the trading price of its common stock include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of technology companies in general, and companies in Omniture’s industry specifically;

•	actual or anticipated changes in results of operations or fluctuations in operating results;

•	actual or anticipated changes in the expectations of investors or securities analysts, including changes in financial estimates or investment recommendations by securities analysts who follow Omniture’s business;

•	speculation in the press or investment community;

•	technological advances or introduction of new products by Omniture or its competitors;

•	actual or anticipated developments in Omniture’s competitors’ businesses or the competitive landscape generally;

•	litigation involving Omniture, its industry or both;

•	regulatory developments in the United States, foreign countries or both;

•	major catastrophic events;

•	the sale of its common stock or other securities in the future;

•	the trading volume of its common stock, as well as sales of large blocks of its stock; or

•	departures of key personnel.

These factors, as well as general economic and political conditions and the announcement of proposed and completed acquisitions or other significant transactions, or any difficulties associated with such transactions, by Omniture or its strategic partners, customers or current competitors, may materially adversely affect the market price of its common stock in the future. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been instituted against that company. Such litigation could result in substantial cost and a diversion of management’s attention and resources. In addition, volatility, lack of positive performance in its stock price or changes to its overall compensation program, including its equity incentive program, may adversely affect its ability to retain key employees.

If securities analysts stop publishing research or reports about Omniture’s business, or if they downgrade its stock, the price of its stock could decline.

The trading market for Omniture’s common stock relies in part on the research and reports that industry or financial analysts publish about it. Omniture does not control these analysts. If one or more of the analysts who do cover Omniture downgrade its stock, its stock price would likely decline. Further, if one or more of these analysts cease coverage of Omniture, it could lose visibility in the market, which in turn could cause its stock price to decline.

The concentration of Omniture’s capital stock ownership with insiders will likely limit the ability of other stockholders to influence the outcome of key transactions, including a change of control.

Omniture’s executive officers, directors, five percent or greater stockholders and affiliated entities together beneficially own a substantial amount of the outstanding shares of its common stock. As a result, these stockholders, if acting together, would be able to exert significant influence over most matters requiring approval by its stockholders, including the election of directors and the approval of significant corporate transactions, even if other stockholders oppose them. This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of Omniture that other stockholders may view as beneficial, could deprive its stockholders of an opportunity to receive a premium for their common stock as part of a sale of Omniture and might ultimately affect the market price of its common stock.

Provisions in Omniture’s certificate of incorporation and bylaws under Delaware law might discourage, delay or prevent a change of control of Omniture or changes in its management and, therefore, depress the trading price of its common stock.

Omniture’s certificate of incorporation and bylaws contain provisions that could depress the trading price of its common stock by acting to discourage, delay or prevent a change of control of Omniture or changes in its management that the stockholders of Omniture may deem advantageous. These provisions:

•	establish a classified board of directors so that not all members of the board of directors are elected at one time;

•	authorize the issuance of “blank check” preferred stock that the board of directors could issue to increase the number of outstanding shares to discourage a takeover attempt;

•	prohibit stockholder action by written consent, which requires all stockholder actions to be taken at a meeting of the stockholders;

•	prohibit stockholders from calling a special meeting of the stockholders;

•	provide that the board of directors is expressly authorized to make, alter or repeal the bylaws; and

•	establish advance notice requirements for nominations for elections to the board of directors or for proposing matters that can be acted upon by stockholders at stockholder meetings.

Additionally, Omniture is subject to Section 203 of the Delaware General Corporation Law, which generally prohibits a Delaware corporation from engaging in any of a broad range of business combinations with any “interested” stockholder for a period of three years following the date on which the stockholder became an “interested” stockholder and which may discourage, delay or prevent a change of control of Omniture.

PROPOSAL ONE — THE MERGER AND ISSUANCE OF COMMON STOCK

The following is a description of the material aspects of the proposed merger and related transactions. The following description may not contain all of the information that is important to you. You should read this entire joint proxy statement/prospectus, including the section entitled “Risk Factors” beginning on page 27, and the other documents we refer to carefully for a more complete understanding of the merger and the related transactions.

Background of the Merger

In the past, the respective board of directors and management of Omniture and Visual Sciences (formerly named WebSideStory, Inc.) have each individually regularly reviewed their respective strategic plans, business and operations, with the goal of enhancing stockholder value, including opportunities for consolidation with complementary companies.

In January 2007, Omniture acquired Instadia A/S, a provider of enterprise, on-demand web analytics services based in Copenhagen, Denmark. In March 2007, Omniture acquired Touch Clarity Limited, a provider of enterprise, on-demand, automated onsite behavioral targeting and optimization solutions based in London, England. In addition, on September 7, 2007, Omniture announced a definitive agreement to acquire Offermatica Corporation, an on-demand provider of A/B testing and multivariate testing solutions that enable companies to define and test the structure and other elements of their websites.

From time to time since 2004, Jeffrey W. Lunsford, a director of Visual Sciences and at that time the Chief Executive Officer of Visual Sciences, and Joshua G. James, Chief Executive Officer and co-founder and a director of Omniture, had various telephone conversations and meetings at which they discussed the possibility of a business combination involving Visual Sciences and Omniture. In September 2006, Mr. Lunsford and Mr. James had a telephone conversation to again explore the possibility of a business combination involving Visual Sciences and Omniture. On September 20, 2006, Mr. Lunsford, Mr. James, and Michael S. Herring, Chief Financial Officer of Omniture, met in Provo, Utah to discuss a possible combination of Visual Sciences and Omniture, including a high level discussion of potential cost savings, benefits to customers and investors and management of a combined company. Messrs. Lunsford and James met again in Phoenix, Arizona on October 17, 2006, to continue the September 20 discussion. Shortly after the October 2006 meeting, on October 30, 2006, Visual Sciences announced that Mr. Lunsford was leaving his position as Chief Executive Officer of Visual Sciences effective as of November 20, 2006 and would be succeeded by James W. MacIntyre, IV. Mr. Lunsford would remain as a director. At various times in 2006 and 2007, following Mr. Lunsford’s departure as Chief Executive Officer, Mr. James contacted Mr. MacIntyre as to the possibility of resuming acquisition discussions. However, Omniture and Visual Sciences did not resume their discussions until later in 2007 as described below.

On July 6, 2007, the board of directors of Visual Sciences held a special telephonic meeting. A representative of Latham & Watkins LLP, referred to herein as Latham & Watkins, Visual Sciences’ outside corporate counsel, also participated in the meeting. At this meeting, the board of directors of Visual Sciences discussed the company’s estimated preliminary financial results for the second quarter. In light of those results, the board of directors also discussed short-term and long-term issues and opportunities before Visual Sciences and various alternatives to address the same, as well as the unsolicited inquiries that management had received recently from third parties seeking to discuss potential strategic combination transactions with Visual Sciences. At the meeting, the board of directors of Visual Sciences determined that it would be beneficial to obtain advice from a financial advisor with regard to the unsolicited inquiries received by the company, the company’s preliminary financial results for the second quarter of 2007, and the strategic issues and opportunities before Visual Sciences. As a result, the board of directors of Visual Sciences instructed William H. Harris, Jr., Chairman of the board of directors of Visual Sciences, and Mr. Lunsford to work with the company’s management to contact one or more investment banking firms about potentially advising the company. Later that day, Messrs. Harris, Lunsford and MacIntyre reviewed and discussed the investment banking firms that Visual Sciences had previously worked with or that had recently expressed a desire to work with the company and determined that the company should contact Goldman Sachs about the assignment. Mr. Lunsford then contacted representatives of Goldman Sachs to discuss Goldman Sachs’ potentially serving as financial advisor to the company and its board of directors.

On July 9, 2007, the board of directors of Visual Sciences held a special telephonic meeting in which a representative of Latham & Watkins also participated. At this meeting, Visual Sciences’ management reported about its continuing efforts to finalize the company’s estimated preliminary results for the second quarter. Management also discussed with the board of directors the company’s performance estimates for the remainder of 2007 and alternative scenarios for operating Visual Sciences on an independent basis. Mr. Harris reported that, as requested by the board of directors, Messrs. Harris, Lunsford and MacIntyre had discussed the selection of a financial advisor and determined to contact Goldman Sachs, that Mr. Lunsford had contacted representatives from Goldman Sachs, and that Goldman Sachs had expressed interest in serving as Visual Sciences’ financial advisor. Management then reviewed and discussed with the board of directors the status of the unsolicited acquisition inquiries recently received from various parties. The board of directors also discussed the merits of exploring these inquiries and evaluating other strategic alternatives at this time, including whether or not to retain a financial advisor, and analyzed whether such activities should be announced publicly. At the conclusion of the meeting, the board of directors requested that management schedule a meeting for July 10, 2007, at which representatives from Goldman Sachs would present their views regarding Visual Sciences and its strategic alternatives.

On July 10, 2007, the board of directors of Visual Sciences held a special telephonic meeting. Representatives of Goldman Sachs and a representative of Latham & Watkins also participated in the meeting. At this meeting, the Goldman Sachs representatives discussed with the Visual Sciences’ board of directors various topics, including potential consolidation in the analytics industry, preliminary financial analyses regarding Visual Sciences, a preliminary analysis of several software industry peer companies and potential buyers of the company, certain considerations regarding making a public announcement that the board of directors was evaluating unsolicited acquisition interest, and the possible manner of implementation and impact of a process to evaluate strategic transaction alternatives. After Goldman Sachs departed the meeting, the board of directors discussed with management the company’s stand-alone business case and prospects, the desirability of maintaining the independence of Visual Sciences, and the potential impacts on the company, its business and employees of conducting a process to evaluate acquisition interest, including if the process were to be publicly announced. The board of directors also reviewed with a representative of Latham & Watkins the terms of the proposed engagement letter that had been negotiated with Goldman Sachs. At the conclusion of the meeting and after discussion among the board members, the Visual Sciences board of directors authorized management to retain Goldman Sachs as Visual Sciences’ financial advisor to assist the board of directors in conducting a strategic transaction evaluation process, and determined that the company should proceed with a public announcement of such process.

On July 11, 2007, Mr. Lunsford contacted Mr. James by telephone. In the conversation, Mr. Lunsford inquired as to Omniture’s interest in a business combination with Visual Sciences and indicated that Visual Sciences would be making a public announcement the following day.

On July 12, 2007, Visual Sciences engaged Goldman Sachs as its financial advisor. Also on that day, Visual Sciences issued a press release announcing its preliminary estimated financial results for the second quarter of 2007, and announced in the press release that, in response to unsolicited inquiries from a number of potential strategic buyers, the company had retained Goldman Sachs as its financial advisor to assist the board of directors in evaluating potential business combination transactions.

In response to the Visual Sciences’ announcement and Mr. Lunsford’s inquiry, management of Omniture contacted Credit Suisse Securities (USA) LLC, referred to herein as Credit Suisse, to assist it in evaluating a combination with Visual Sciences. Representatives of Credit Suisse contacted representatives of Goldman Sachs on July 12, 2007, to discuss the process proposed to be conducted by Goldman Sachs on behalf of Visual Sciences. On July 20, 2007, representatives of Credit Suisse spoke with representatives of Goldman Sachs regarding transaction process, including a confidentiality agreement to be entered into by Omniture and Visual Sciences. Representatives of Goldman Sachs sent to representatives of Credit Suisse a proposed confidentiality agreement on July 21, 2007.

From late July to early August 2007, at the instruction of the board of directors of Visual Sciences, Goldman Sachs and Visual Sciences contacted approximately 25 parties (including the parties that had previously expressed interest in discussing an acquisition transaction) to gauge interest in a potential business combination with Visual Sciences. The parties contacted included both strategic and financial buyers. Omniture and seven other parties expressed interest in participating in the process. Between July 27, 2007 and August 16, 2007, Latham & Watkins negotiated confidentiality agreements on behalf of Visual Sciences with each of these parties, and each of these parties subsequently received management presentations by Visual Sciences.

On July 25, 2007, following a series of communications among the directors, the board of directors of Visual Sciences by unanimous written consent formed a special transaction committee, referred to herein as the transaction committee, consisting of Anil Arora, James R. Glynn, Mr. Harris, Douglas S. Lindroth, Mr. Lunsford and James S. Mahan, III. Mr. Harris was named chairman of the transaction committee. The board of directors authorized the transaction committee to analyze the proposed terms and conditions of potential strategic transactions involving Visual Sciences, to retain outside experts, advisors and consultants at its discretion for the purpose of analyzing strategic alternatives and to make a recommendation to Visual Sciences’ board of directors as to whether it was in the best interests of Visual Sciences and its stockholders to enter into any particular strategic transaction.

On August 1, 2007, at a regularly scheduled meeting of the Visual Sciences board of directors, the members of the transaction committee and Goldman Sachs delivered an update to the Visual Sciences board regarding the status of the strategic transaction evaluation process and the activities undertaken by Goldman Sachs and the company’s management in connection with the process since the July 12, 2007 announcement.

On August 3, 2007, representatives of Credit Suisse again spoke with representatives of Goldman Sachs to discuss due diligence information to be provided by Visual Sciences, and the process for submission of indications of interest.

On August 13, 2007, the Visual Sciences board of directors and transaction committee held a telephonic meeting. At the meeting, Andrew S. Greenhalgh, Senior Vice President and General Counsel of Visual Sciences, reported to the board of directors and transaction committee regarding the terms of a proposed settlement agreement that had been negotiated with NetRatings, Inc., or NetRatings, to resolve the lawsuits that the parties had filed against each other in February 2006 in which each party alleged that certain of the other party’s products infringed the patent rights of such party. The board of directors then discussed with management and a representative of Goldman Sachs the anticipated benefits to Visual Sciences and the pending strategic transaction evaluation process of entering into the settlement agreement to resolve the litigation with NetRatings. The Goldman Sachs representative then departed the meeting and the board discussed the litigation settlement in a privileged executive session with representatives from Latham & Watkins, the company’s special litigation counsel with respect to the NetRatings cases. Following that discussion, the board of directors, by unanimous vote of the members in attendance, then authorized Visual Sciences to negotiate and enter into a definitive settlement agreement with NetRatings. The Goldman Sachs representative then rejoined the meeting and delivered an update to the transaction committee regarding the recent management presentations to various parties and the general status of the strategic transaction evaluation process.

On August 14, 2007, Goldman Sachs distributed bid process letters to potential transaction parties. Because Omniture had not yet executed a confidentiality agreement with Visual Sciences, Goldman Sachs did not distribute the bid process letter to Omniture. The bid process letters stated a deadline of August 22, 2007 for prospective buyers to provide preliminary, non-binding indications of interest regarding the potential acquisition of Visual Sciences.

On August 16, 2007, Omniture and Visual Sciences executed a mutual confidentiality agreement. Also on August 16, 2007, Goldman Sachs distributed a bid process letter to Omniture. Between August 16, 2007 and August 24, 2007, certain Visual Sciences preliminary due diligence materials were provided to Omniture.

On August 17, 2007, Visual Sciences entered into the final settlement and patent cross-license agreement with NetRatings to resolve patent infringement lawsuits between the parties, and announced the settlement agreement in a press release issued on August 20, 2007. On August 21, 2007, members of Visual Sciences’ management, Omniture’s management and representatives of Goldman Sachs and Credit Suisse conducted a conference call regarding the terms of the NetRatings settlement and its effect on Visual Sciences’ financial statements and its potential effect on a combined company.

On August 19, August 24, and August 28, 2007, representatives of Omniture, including Mr. Herring, Shawn J. Lindquist, Omniture’s Chief Legal Officer, and representatives of Omniture’s finance staff and representatives of Credit Suisse held conference calls with Claire Long, Chief Financial Officer of Visual Sciences, Kim Rosso, Director of Financial Reporting and Compliance of Visual Sciences, and representatives of Goldman Sachs to conduct financial due diligence on Visual Sciences.

On August 22, 2007, Omniture and another transaction party, referred to herein as Company A, submitted preliminary, non-binding indications of interest to acquire Visual Sciences, in each case subject to further due diligence. Omniture’s preliminary indication of interest proposed a stock-for-stock merger, and Company A’s preliminary indication of interest proposed an all cash merger. No other proposals were submitted.

On August 23, 2007, the transaction committee held a telephonic meeting to discuss the preliminary indications of interest that had been received. Members of Visual Sciences’ management and representatives of Goldman Sachs and Latham & Watkins were also present at the meeting. At this meeting, a representative of Goldman Sachs presented an update on the strategic transaction process, reviewed the material terms of each proposal received, and discussed various data and analyses with the committee. Representatives of Latham & Watkins also reviewed certain regulatory issues with respect to the proposals. At the conclusion of the meeting, the transaction committee instructed management and Goldman Sachs to continue discussions with each party that had submitted a preliminary indication of interest, and to seek to cause each party to increase the value of its proposal.

On August 24, 2007, a representative of Goldman Sachs communicated with representatives of Credit Suisse on behalf of Omniture and the financial advisor to Company A regarding the transaction committee’s desire for each party to increase the value of its proposal. Goldman Sachs also informed representatives of Credit Suisse that the transaction committee desired to receive further clarification and an additional proposal from Omniture regarding the stock pricing and exchange mechanics in its stock-for-stock merger proposal. Goldman Sachs also informed Company A’s financial advisor that Visual Sciences desired to move forward with the due diligence process with Company A with the expectation that Company A would ultimately improve the value of its proposal. Company A and certain of its representatives, including counsel to Company A in the transaction, were given access to the online data room.

On August 27, 2007, Latham & Watkins distributed a draft of the merger agreement to counsel to Company A.

Between August 30, 2007 and September 5, 2007, multiple due diligence meetings were held between members of management of Visual Sciences, Company A and representatives of Goldman Sachs and Company A’s financial advisor.

On September 7, 2007, on behalf of Company A, Company A’s counsel delivered a revised draft of the merger agreement to Latham & Watkins. On September 10, 2007, the transaction committee held a telephonic meeting in which members of Visual Sciences’ management and representatives of Goldman Sachs and Latham & Watkins also participated. At this meeting, a representative of Goldman Sachs presented an update to the committee on the strategic transaction process, and a representative of Latham & Watkins reviewed the most significant issues regarding Company A’s September 7 proposed revisions to the draft of the merger agreement.

During the period from August 22, 2007 to September 10, 2007, representatives of Goldman Sachs conducted several telephone calls with representatives of Credit Suisse concerning the status of the strategic transaction process and of Omniture’s plans with respect to the process.

On September 12, 2007, Company A informed Visual Sciences and Goldman Sachs that due to its own internal strategic developments, it was withdrawing from the strategic transaction process. Later on the afternoon of September 12, 2007, Visual Sciences’ management and members of the transaction committee discussed the development regarding Company A by telephone. As Omniture had not taken any actions since August 24, 2007 to improve or clarify the terms of its preliminary indication of interest, the transaction committee determined that Mr. Lunsford should contact Mr. James to assess Omniture’s interest in resuming its active participation in the strategic transaction process.

On September 13, 2007, Mr. Lunsford contacted Mr. James, to assess Omniture’s interest in resuming its active participation in the strategic transaction process. Mr. James confirmed that Omniture was interested in resuming its participation in the strategic transaction process, but would need additional due diligence information about Visual Sciences and its business in order to continue to participate in the process.

On September 14, 2007, the Visual Sciences board of directors held a special telephonic meeting in which members of Visual Sciences’ management and representatives of Goldman Sachs and Latham & Watkins also participated. At this meeting, a representative of Goldman Sachs presented an update to the board of directors on the strategic transaction process, and the board of directors discussed and evaluated the status of the process and directed that management meet with Omniture to evaluate the seriousness of their interest in acquiring Visual Sciences.

On September 20, 2007, Mr. Harris, Mr. MacIntyre and Ms. Long met with Omniture’s management, including Mr. James, Mr. Herring and Mr. John F. Mellor, Omniture’s Senior Vice President, Business Development and Corporate Strategy, and a representative of Credit Suisse in Salt Lake City, Utah, to conduct business and operational due diligence regarding Visual Sciences and further discuss a possible combination of the companies. The following day, Ms. Long provided additional preliminary financial due diligence information to representatives of Omniture.

On September 25, 2007, a representative from Goldman Sachs was contacted by a party that had previously participated in the strategic transaction process and executed a confidentiality agreement, but which had declined to submit a preliminary indication of interest. This other party, referred to herein as Company B, indicated that it was interested in re-engaging in the strategic transaction process.

On September 26, 2007 and September 27, 2007, representatives of Goldman Sachs and Credit Suisse engaged in discussions regarding the potential financial terms of a merger transaction between Visual Sciences and Omniture.

On September 27, 2007, Mr. James conveyed in a telephone call to Mr. MacIntyre Omniture’s interest in pursuing an acquisition of Visual Sciences, and that it would be willing to pay merger consideration consisting of a mixture of both Omniture stock and cash. On September 28, 2007, a joint telephonic meeting of Visual Sciences’ board of directors and the transaction committee was held in which members of Visual Sciences’ management and representatives of Goldman Sachs and Latham & Watkins also participated. At this meeting, the board of directors and transaction committee reviewed and discussed the Omniture proposal and various other terms relating to a proposed merger with Omniture. At the conclusion of the meeting, the Visual Sciences board of directors authorized management to deliver a non-binding term sheet to, and to commence negotiation of the term sheet with, Omniture. On September 28, 2007, on behalf of Visual Sciences, Goldman Sachs sent an initial draft of the non-binding term sheet to Credit Suisse for delivery to Omniture.

On October 2, 2007, Omniture sent a revised non-binding term sheet to Visual Sciences. Between October 2, 2007 and October 9, 2007, Visual Sciences and Omniture, through their management and respective representatives, including representatives of Goldman Sachs, Credit Suisse, Latham & Watkins and Wilson Sonsini Goodrich & Rosati, Professional Corporation, or WSGR, outside counsel to Omniture, exchanged multiple drafts of the non-binding term sheet, and engaged in extensive negotiations.

On October 3, 2007, Mr. James spoke with Mr. MacIntyre by telephone to discuss the process for completing due diligence and definitive agreements for a transaction. On the call, Mr. MacIntyre also updated Mr. James on preliminary results for Visual Sciences’ third quarter ended September 30, 2007. Mr. MacIntyre requested that, in light of the stock portion of the consideration, Visual Sciences conduct due diligence with respect to Omniture. On October 3, 2007, certain members of Visual Sciences’ management provided a financial presentation to Omniture’s management.

Also on October 3, 2007, Company B submitted a financial and business due diligence request list to Visual Sciences. On October 4, 2007, Company B submitted a technology due diligence request list to Visual Sciences. On October 4, 2007, Company B was given access to an electronic data room containing Visual Sciences’ due diligence materials.

On October 5, 2007, Ms. Long participated in a financial due diligence call with representatives of Company B. Also on that day, Mr. MacIntyre and certain senior technical employees of Visual Sciences met with representatives of Company B to perform product demonstrations and permit Company B to conduct technical due diligence. Between October 6, 2007 and October 18, 2007, a representative of Goldman Sachs engaged in several telephone conversations with management of Company B regarding its interest in pursuing a possible transaction with Visual Sciences. Despite communication of an impending announcement of a transaction, no acquisition proposal was submitted by Company B.

On October 9, 2007, Visual Sciences and Omniture determined that the then-current draft of the non-binding term sheet served as an adequate basis to begin negotiation of a definitive merger agreement. The parties also agreed that additional due diligence activities would be performed. Later that day, Omniture and its representatives were granted access to portions of the electronic data room.

Following finalization of the non-binding term sheet, Latham & Watkins distributed to WSGR and Omniture a draft of the proposed merger agreement. On October 10, 2007, WSGR notified Latham & Watkins that Omniture intended to provide the first draft of the merger agreement that would serve as a basis for further negotiations. Also on that day, WSGR submitted a due diligence request list to Latham & Watkins on behalf of Omniture, and the parties held a conference call to organize due diligence and negotiation of the definitive agreements.

On October 11, 2007, the transaction committee held a telephonic meeting in which members of Visual Sciences’ management and representatives of Goldman Sachs and Latham & Watkins also participated. During the meeting, the transaction committee discussed certain types of confidential information that had been requested by Omniture in its due diligence request list, and the risks and benefits to Visual Sciences of sharing such confidential information. At the conclusion of the meeting, the transaction committee approved the disclosure of the documents requested by Omniture with certain exceptions for competitively sensitive confidential information. Later that day, Latham & Watkins submitted a due diligence request list on behalf of Visual Sciences to WSGR.

Also on October 11, 2007, WSGR distributed to Latham & Watkins the first draft of the merger agreement that WSGR had prepared. On October 13, 2007, Latham & Watkins distributed to WSGR its comments on the draft merger agreement previously provided by WSGR.

Between October 15, 2007 and October 17, 2007, a series of due diligence meetings were held between Visual Sciences and Omniture executives at the offices of Latham & Watkins in San Diego, California. Representatives of Goldman Sachs and Credit Suisse also attended these meetings. The topics discussed at such meetings included a company overview, sales and marketing, human resources, finance and accounting, information technology, operations, intellectual property, product design and product development, corporate strategy and legal matters. In addition, during the period from October 10, 2007 through October 25, 2007, Omniture conducted a legal and financial due diligence review of Visual Sciences through the electronic data room. During the same period, Visual Sciences conducted due diligence on Omniture.

On October 17, 2007, the transaction committee held a telephonic meeting in which members of Visual Sciences’ management and representatives of Goldman Sachs and Latham & Watkins also participated. Representatives of Latham & Watkins reported to the committee regarding the status of the negotiation of the merger agreement with Omniture and its counsel, reviewing the significant open issues between the parties. Later that evening after the meeting had concluded, WSGR distributed to Latham & Watkins a revised draft of the merger agreement.

Also, on October 17, 2007, the Omniture board of directors held a meeting to discuss the proposed transaction. All members of the Omniture board of directors attended the meeting, other than Gregory S. Butterfield, as well as Messrs. Herring, Dodd, and Lindquist and representatives of WSGR and Credit Suisse. At the meeting, representatives of WSGR reviewed with the board of directors their fiduciary duties in the context of the transaction. The representatives of Credit Suisse then provided a summary of the terms of the transaction and provided an overview of Visual Sciences and its historical and potential future financial performance, and various financial analyses of the transaction. Omniture management reviewed with the board of directors the strategic rationale for the transaction, risks related to the transaction and the results to date of their ongoing due diligence investigation. The Omniture board of directors authorized management to continue negotiations.

During the morning of October 19, 2007, the transaction committee held a telephonic meeting in which members of Visual Sciences’ management and representatives of Goldman Sachs and Latham & Watkins also participated. A representative of Latham & Watkins reported to the committee regarding the status of negotiations regarding the merger agreement with Omniture and its counsel, reviewing the significant open issues between the parties.

During the afternoon of October 19, 2007, Latham & Watkins and WSGR conducted extensive telephonic negotiations regarding the merger agreement, including, among other items, the scope of the representations and warranties being made by each company, the covenants of each company prior to closing, and the conditions to closing the merger. Mr. Lindquist and Mr. Greenhalgh also participated in portions of these negotiations.

Early in the morning on October 20, 2007, Latham & Watkins distributed to WSGR a revised draft of the merger agreement. During the afternoon of October 20, 2007, Latham & Watkins and WSGR again conducted extensive telephonic negotiations regarding the merger agreement. Messrs. Lindquist and Greenhalgh also participated in portions of these negotiations. At the conclusion of these negotiations, the parties agreed to provide access to certain customer contracts of Visual Sciences to WSGR (but not Omniture) to perform a due diligence review thereof, subject to WSGR’s first entering into a confidentiality agreement with Visual Sciences which restricted WSGR from disclosing to Omniture any customer pricing information or other specific customer identifying information.

On October 21, 2007, Visual Sciences established data rooms containing certain of its contracts at the offices of Latham & Watkins in Menlo Park, California and San Diego, California. Also on October 21, 2007, representatives from Latham & Watkins and WSGR prepared and negotiated a confidentiality agreement between WSGR and Visual Sciences relating to WSGR’s review of certain customer contracts of Visual Sciences, which restricted WSGR from disclosing to Omniture any customer pricing information or other specific customer identifying information. Later that evening, WSGR distributed to Latham & Watkins a revised draft of the merger agreement.

On October 22, 2007, Visual Sciences and WSGR entered into the proposed confidentiality agreement. On October 23 and 24, 2007, representatives from WSGR conducted a due diligence review of Visual Sciences’ customer contracts at the data rooms.

On October 23, 2007, a joint telephonic meeting of Visual Sciences’ board of directors and the transaction committee was held in which members of Visual Sciences’ management and representatives of Goldman Sachs and Latham & Watkins also participated. At the request of the transaction committee, Mr. James, Mr. Herring, John Mellor, the Senior Vice President, Business Development of Omniture, and a representative from Credit Suisse made a presentation to the Visual Sciences board of directors and transaction committee regarding Omniture, including an overview of the company and its business, its management, its strategy, and its finances, as well as Omniture’s plans and vision for the combined company. After questions from and discussion with the Visual Sciences board of directors, the Omniture and Credit Suisse representatives then departed the meeting. Representatives of Goldman Sachs then discussed with the board of directors Goldman Sachs’ financial analysis of the proposed transaction with Omniture. A representative of Latham & Watkins then reported to the board of directors and the transaction committee regarding the status of the negotiations of the merger agreement with Omniture and its counsel and reviewed the significant open issues between the parties. The representative from Latham & Watkins also discussed with the board of directors and the transaction committee the summary of the merger agreement and voting agreements previously distributed by Latham & Watkins and reviewed with them the fiduciary duties of directors in connection with their consideration of the proposed merger transaction.

Also on October 23, 2007, the Omniture board of directors held a meeting to discuss the proposed transaction. All members of the Omniture board of directors attended the meeting, other than Gregory S. Butterfield, as well as Messrs. Herring, Dodd, and Lindquist and representatives of WSGR and Credit Suisse. At the meeting, the Omniture board of directors formally approved the engagement of Credit Suisse, pursuant to an engagement letter dated October 23, 2007. Representatives of Credit Suisse provided a detailed review of Visual Sciences and its historical and potential future financial performance, and reviewed its financial analyses of the proposed transaction. Representatives of WSGR then again reviewed with the Omniture board of directors their fiduciary duties, and provided a detailed summary of the merger agreement and voting agreements. Representatives of WSGR and management also provided a summary of their due diligence investigation of Visual Sciences. Omniture management also updated the board of directors on integration planning and the effect of the transaction on Omniture’s cash position. Credit Suisse then delivered its oral opinion, (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion dated the same date) to the effect that, as of October 23, 2007, and based upon and subject to the various considerations described in its written opinion, the merger consideration to be paid in the merger was fair to Omniture, from a financial point of view. The full text of the written opinion of Credit Suisse, which sets forth, among other things, the procedures followed, assumptions made, matters considered and limitations on the review undertaken in connection with such opinion, is set forth as Annex C to this joint proxy statement/prospectus. The Omniture board of directors then unanimously determined that the business combination with Visual Sciences was advisable and in the best interests of Omniture and its stockholders and approved the merger agreement and related resolutions, including the issuance of Omniture common stock in connection with the merger. The Omniture board of directors also authorized the submission to Omniture stockholders of the proposal to approve the issuance of Omniture common stock and recommended that Omniture stockholders vote “FOR” the proposal.

On October 24, 2007, Latham & Watkins and WSGR conducted extensive telephonic negotiations regarding the merger agreement, including, among other items, the scope of the representations and warranties being made by each company, the covenants of each company prior to closing and the closing conditions to the merger. Mr. Lindquist and Mr. Greenhalgh also participated in these negotiations. Latham & Watkins then distributed to WSGR a revised draft of the merger agreement early in the morning on October 25, 2007.

On the morning of October 25, 2007, a joint telephonic meeting of Visual Sciences’ board of directors and the transaction committee was held in which members of Visual Sciences’ management and representatives of Goldman Sachs and Latham & Watkins also participated. A representative of Latham & Watkins summarized for the board of directors and the transaction committee the status of negotiations regarding the merger agreement. Mr. MacIntyre reported to the board regarding his negotiations with Mr. James that morning concerning the remaining issues between the parties. At the meeting, representatives of Goldman Sachs presented their financial analyses of the Omniture proposal and delivered to the Visual Sciences board of directors Goldman Sachs’ oral opinion, which was subsequently confirmed by delivery of a written opinion dated October 25, 2007, that, as of such date and based upon and subject to the factors and assumptions set forth therein, the stock consideration and the cash consideration to be received by the holders of shares of Visual Sciences common stock, taken in the aggregate, pursuant to the merger agreement was fair from a financial point of view to such holders. The full text of the written opinion of Goldman Sachs, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion, is set forth as Annex D to this joint proxy statement/prospectus. A representative of Latham & Watkins then reviewed with the board of directors the terms of the proposed merger agreement and voting agreements. The board of directors and transaction committee then discussed the risks and benefits of entering into the merger transaction with Omniture, as well as the risks and challenges of operating as an independent company. The members of the transaction committee present at the meeting then unanimously agreed that the merger be submitted to the board of directors of Visual Sciences for its approval. Following further discussion, the members of the board of directors present at the meeting, acting unanimously: determined that the merger was fair to, and in the best interests of, Visual Sciences and its stockholders and declared the merger to be advisable; authorized management to resolve the remaining issues and to finalize, execute and deliver the merger agreement; directed that the merger agreement be submitted to the stockholders of Visual Sciences for adoption at a special meeting of stockholders; and recommended that Visual Sciences stockholders vote “FOR” the adoption of the merger agreement. The Visual Sciences board of directors then temporarily adjourned the meeting until later that evening.

During the late morning and early afternoon of October 25, 2007, WSGR and Latham & Watkins engaged in additional telephonic negotiations to finalize the merger agreement.

After the close of trading on October 25, 2007, Visual Sciences and Omniture executed the merger agreement. Shortly thereafter, Visual Sciences and Omniture issued a joint press release announcing the execution of the merger agreement.

Early in the evening of October 25, 2007, the Visual Sciences board of directors resumed its special telephonic meeting. A representative of Latham & Watkins noted that the merger agreement had been distributed to the board of directors and summarized for the board members the resolution of the remaining issues regarding the agreement, and the board members attending the meeting unanimously ratified, confirmed and approved: the adoption of the merger agreement; the prior determination by the board of directors that the merger was fair to, and in the best interests of, Visual Sciences and its stockholders and the declaration that the merger was advisable; the board of directors’ direction that the merger agreement be submitted to the stockholders of Visual Sciences for adoption at a special meeting of stockholders; and the board of directors’ recommendation that Visual Sciences stockholders vote “FOR” the adoption of the merger agreement.

Consideration of the Merger by the Omniture Board of Directors

At a meeting held on October 23, 2007, the Omniture board of directors unanimously:

•	determined that the merger agreement and the consummation of the merger is advisable and in the best interests of Omniture and its stockholders and approved the issuance of Omniture common stock in connection with the merger;

•	directed that the issuance of shares of Omniture common stock in connection with the merger be submitted for approval of the stockholders of Omniture; and

•	resolved to recommend that Omniture stockholders vote “FOR” approval of the issuance of shares of Omniture common stock in connection with the merger and “FOR” the proposal to grant discretionary authority to Omniture management to vote stockholder shares to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the issuance of Omniture common stock in connection with the merger.

The Omniture board of directors believes that the following are reasons the merger is expected to be beneficial to Omniture and its stockholders:

•	the merger may strengthen the combined company’s position against larger competitors in industries in which the companies compete;

•	the merger is expected to increase Omniture’s overall profitability with or without synergies;

•	the merger will provide an opportunity to offer Visual Sciences’ customers a broader range of products from the Omniture product suite;

•	the merger will provide an opportunity for a multi-channel product offering through Visual Sciences’ modules;

•	the merger will provide Omniture with strategic relationships with leading customers;

•	the merger will further expand Omniture’s presence in key vertical markets such as government and retail;

•	the merger will result in significant benefits of scale;

•	the combined company will benefit from both companies’ similar on-demand/subscription revenue model; and

•	the merger will provide an opportunity for cost savings as certain operations are consolidated.

In reaching its decision to approve the issuance of Omniture common stock in connection with the merger, the Omniture board of directors consulted with Omniture’s management, Omniture’s legal counsel and other advisors and took into account the opinion of Omniture’s financial advisor with respect to the fairness, from a financial point of view to Omniture, of the merger consideration to be paid by Omniture pursuant to the merger agreement. The factors that the Omniture board of directors considered in reaching its determination include, but were not limited to, the following:

•	the strategic benefits of the merger;

•	historical information concerning Omniture’s and Visual Sciences’ respective businesses, prospects, financial performance and condition, operations, technology, management and competitive position, including public reports concerning results of operations during the most recent fiscal year and fiscal quarter for each company filed with the SEC;

•	Omniture’s management’s view of the financial condition, results of operations and businesses of Omniture and Visual Sciences before and after giving effect to the merger;

•	current financial market conditions and historical market prices, volatility and trading information with respect to Omniture’s common stock and the common stock of Visual Sciences;

•	the relationship between the market value of the common stock of Visual Sciences and the consideration proposed to be paid to stockholders of Visual Sciences in the merger and a comparison of comparable merger transactions;

•	the belief that the terms of the merger agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable;

•	management’s view of the prospects of Omniture as an independent company;

•	other strategic alternatives for Omniture, including the potential to enter into strategic relationships with third parties or acquire or combine with third parties;

•	the financial analysis of Credit Suisse, which was reviewed and discussed with the Omniture board of directors by representatives of Credit Suisse, as well as the oral opinion of Credit Suisse (which was subsequently confirmed in writing by delivery of Credit Suisse’s written opinion dated the same date) to the effect that, as of October 23, 2007, and based upon and subject to the procedures followed, assumptions made, matters considered and limitations on the scope of the review undertaken described in the Credit Suisse opinion, the merger consideration to be paid in the merger was fair to Omniture, from a financial point of view;

•	the impact of the merger on Omniture’s customers, suppliers and employees; and

•	reports from Omniture’s management and Omniture’s legal and financial advisors as to the results of the due diligence investigation of Visual Sciences.

In addition, the Omniture board of directors also identified and considered a variety of potentially negative factors in its deliberations concerning the merger, including, but not limited to:

•	Visual Sciences’ historical financial performance and potential disruption to Visual Sciences’ business from the announcement of its strategic alternatives review;

•	overlap or conflict in certain of Visual Sciences’ and Omniture’s products and services;

•	the risk that the potential benefits sought in the merger might not be fully realized;

•	the possibility that the merger might not be consummated, or that consummation might be unduly delayed;

•	the substantial charges to be incurred in connection with the merger, including costs of integrating the businesses and transaction expenses arising from the merger;

•	the risk that despite the efforts of the combined company, key technical and management personnel might not remain employed by the combined company;

•	challenges associated with the prospective integration of the two companies;

•	the impact of the merger on Omniture’s balance sheet and cash balances;

•	potential risks, costs and delays associated with regulatory approval of the merger; and

•	various other risks commonly associated with transactions such as the merger, including risks associated with the merger and the business of Omniture, Visual Sciences and the combined company, including those described in the section entitled “Risk Factors” beginning on page 27.

The above discussion of the material factors considered by the Omniture board of directors is not intended to be exhaustive, but does set forth the principal factors considered by the Omniture board of directors. The Omniture board of directors collectively reached the conclusion to approve the merger agreement in light of the various factors described above and other factors that each member of the Omniture board of directors felt were appropriate. In view of the wide variety of factors considered by the Omniture board of directors in connection with its evaluation of the merger and the complexity of these matters, the Omniture board of directors did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, the Omniture board of directors made its recommendation based on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors.

Recommendation of the Omniture Board of Directors

After careful consideration and based on the foregoing analysis at a meeting of the Omniture board of directors held on October 23, 2007, the Omniture board of directors determined that the merger is advisable, and is fair to and in the best interests of Omniture and its stockholders, and unanimously approved the merger agreement, the consummation of the merger and the issuance of Omniture common stock in connection with the merger. The Omniture board of directors unanimously recommends that the Omniture stockholders vote “FOR” the issuance of Omniture common stock in connection with the merger agreement.

Opinion of Omniture’s Financial Advisor

Omniture retained Credit Suisse Securities (USA) LLC, which we refer to as Credit Suisse, to act as its exclusive financial advisor in connection with the proposed merger. In connection with Credit Suisse’s engagement, Omniture requested that Credit Suisse evaluate the fairness, from a financial point of view, to Omniture of the merger consideration to be paid by Omniture pursuant to the merger agreement. On October 23, 2007, the Omniture board of directors met to review the proposed merger. During this meeting, Credit Suisse reviewed with the Omniture board of directors certain financial analyses, as described below, and rendered its oral opinion to the Omniture board of directors, which opinion was subsequently confirmed by delivery of a written opinion dated as of October 23, 2007, to the effect that, as of that date and based on and subject to the considerations described in the Credit Suisse opinion, the merger consideration to be paid in the merger was fair to Omniture, from a financial point of view.

The full text of the Credit Suisse opinion, which sets forth, among other things, the procedures followed, assumptions made, matters considered and limitations on the scope of the review undertaken by Credit Suisse in rendering its opinion, is attached as Annex C to this joint proxy statement/prospectus and is incorporated by reference in its entirety. Holders of Omniture common stock are urged to read this opinion carefully and in its entirety.

The Credit Suisse opinion addresses only the fairness, from a financial point of view, to Omniture of the merger consideration to be paid in the merger. The Credit Suisse opinion does not address any other aspect of the proposed merger and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the merger. The summary of the Credit Suisse opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of the Credit Suisse opinion.

In arriving at its opinion, Credit Suisse, among other things:

•	reviewed a draft of the merger agreement dated October 21, 2007, and certain related documents;

•	reviewed certain publicly available business and financial information relating to Visual Sciences and Omniture;

•	reviewed certain other information relating to Visual Sciences and Omniture, including certain publicly available financial forecasts relating to Omniture as discussed with Credit Suisse by the management of Omniture and certain financial forecasts related to Visual Sciences as provided to or discussed with Credit Suisse by Visual Sciences and Omniture, and met with the managements of Visual Sciences and Omniture to discuss the business and prospects of Visual Sciences and Omniture;

•	considered certain financial and stock market data of Visual Sciences and Omniture, and compared that data with similar data for other publicly held companies in businesses Credit Suisse deemed similar to those of Visual Sciences and Omniture;

•	considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have recently been effected or announced; and

•	considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Credit Suisse deemed relevant.

In connection with its review, Credit Suisse did not assume any responsibility for independent verification of any of the foregoing information and relied on such information being complete and accurate in all material respects. With respect to the financial forecasts for Visual Sciences that Credit Suisse reviewed and which were prepared by the management of Omniture, the management of Omniture advised Credit Suisse, and Credit Suisse assumed, that such forecasts were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Omniture as to the future financial performance of Visual Sciences after giving effect to the merger. With respect to the publicly available financial forecasts for Omniture that Credit Suisse reviewed, the management of Omniture advised Credit Suisse, and Credit Suisse assumed, that such publicly available financial forecasts represented reasonable estimates and judgments as to the future financial performance of Omniture. In addition, Credit Suisse relied upon, without independent verification, the assessment of the management of Omniture as to (i) its ability to retain key employees, (ii) the strategic benefits and potential cost savings and other synergies (including the amount, timing and achievability thereof) anticipated to result from the merger, (iii) the existing technology, products and services of Visual Sciences and Omniture and the validity of, and risks associated with, the future technology, products and services of Visual Sciences and Omniture, and (iv) the ability of Omniture to integrate the businesses of Visual Sciences and Omniture. Credit Suisse assumed, with the consent of Omniture, that the merger will be treated as a tax-free reorganization for federal income tax purposes. Credit Suisse also assumed, with the consent of Omniture, that in the course of obtaining any necessary regulatory and third party approvals and consents for the merger, no modification, delay, limitation, restriction or condition will be imposed that will have an adverse effect on Omniture or Visual Sciences or the contemplated benefits of the merger and that the merger will be consummated in accordance with the terms of the merger agreement reviewed by Credit Suisse, without waiver, modification or amendment of any term, condition or agreement therein material to its analyses. Representatives of Omniture advised Credit Suisse, and Credit Suisse further assumed, that the merger agreement when executed would conform to the draft reviewed by Credit Suisse in all respects material to its analysis. In addition, Credit Suisse was not requested to make, and did not make, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Visual Sciences or Omniture, nor has Credit Suisse been furnished with any such evaluations or appraisals. Credit Suisse’s opinion addressed only the fairness, from a financial point of view, to Omniture of the merger consideration to be paid in the merger and did not address any other aspect or implication of the merger or any other agreement, arrangement or understanding entered into in connection with the merger or otherwise. Credit Suisse’s opinion was necessarily based upon information made available to Credit Suisse as of the date of such opinion, and upon financial, economic, market and other conditions as they existed and could be evaluated on such date. The issuance of Credit Suisse’s opinion was approved by an authorized internal committee. Credit Suisse did not express any opinion as to what the value of the shares of Omniture common stock actually will be when issued to holders of Visual Sciences common stock pursuant to the merger or the prices at which such shares of Omniture common stock will trade at any time. Credit Suisse’s opinion did not address the relative merits of the merger as compared to other business strategies or transactions that might be available to Omniture, nor did it address the underlying business decision of Omniture to proceed with the merger.

In preparing its opinion to the Omniture board of directors, Credit Suisse performed a variety of financial and comparative analyses. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, Credit Suisse made qualitative judgments with respect to the analyses and factors that it considered. Credit Suisse arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Credit Suisse believes that its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In its analyses, Credit Suisse considered industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of Visual Sciences and Omniture. No company, transaction or business used by Credit Suisse in its analyses as a comparison is identical to Omniture or Visual Sciences or the proposed merger, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, business segments or transactions analyzed. The estimates contained in the analyses performed by Credit Suisse and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, the analyses performed by Credit Suisse are inherently subject to substantial uncertainty.

The opinion of Credit Suisse and its financial analyses were only one of many factors considered by the Omniture board of directors in its evaluation of the proposed merger and should not be viewed as determinative of the views of the Omniture board of directors or management with respect to the merger or the merger consideration.

The following is a summary of the material financial analyses performed by Credit Suisse in connection with the preparation of its opinion and reviewed with the Omniture board of directors at a meeting of the Omniture board of directors on October 23, 2007. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Credit Suisse, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Credit Suisse.

Discounted Cash Flow Analysis

Credit Suisse calculated the estimated present value of the unlevered, after-tax free cash flows that Visual Sciences could generate over calendar years 2008 through 2012, based on adjustments made by Omniture’s management to estimates for the future financial performance of Visual Sciences provided by Visual Sciences’ management (referred to herein as the Visual Sciences Adjusted Estimates). Credit Suisse then calculated a range of estimated terminal values based on a next twelve month earnings before interest, taxes, depreciation and amortization (EBIDTA) multiple range of 14x to 18x. The estimated after-tax free cash flows and terminal values were then discounted to the present value using discount rates ranging from 11% to 15%.

The following summarizes the range of prices per share of Visual Sciences common stock and exchange ratios, adjusted to reflect a cash payment of $2.39 per share and based on the closing price of Omniture common stock on October 19, 2007 of $33.02 (referred to as the adjusted exchange ratios) implied by this analysis:

Implied Per Share Price	$21.37 - $30.52
Implied Adjusted Exchange Ratio	0.575x - 0.852x

Credit Suisse compared the implied prices per share of Visual Sciences common stock and the implied adjusted exchange ratios to the price per share of Visual Sciences common stock in the merger of $18.57 and the merger exchange ratio of 0.490x. For purposes of its analyses, Credit Suisse assumed that the merger exchange ratio was net of the $2.39 in cash, without interest, per share of Visual Sciences common stock to be paid in the merger, and based its analyses on the closing price of $33.02 per share of Omniture common stock on October 19, 2007.

Relative Discounted Cash Flow Analysis

Credit Suisse performed a relative discounted cash flow analysis. In general, Credit Suisse compared the results of its discounted cash flow analysis of Visual Sciences to the discounted cash flow analysis of Omniture derived by Credit Suisse from publicly available research analyst estimates of Morgan Stanley & Co. Incorporated

(referred to as the Omniture Street Case Estimates) to derive a range of implied prices per share of Visual Sciences common stock and adjusted exchange ratios, which are summarized below:

Implied Per Share Price	$17.13 - $34.71
Implied Adjusted Exchange Ratio	0.447x - 0.979x

Credit Suisse compared the implied prices per share of Visual Sciences common stock and the implied adjusted exchange ratios to the price per share of Visual Sciences common stock in the merger of $18.57 and the merger exchange ratio of 0.490x. For purposes of its analyses, Credit Suisse assumed that the merger exchange ratio was net of the $2.39 in cash, without interest, per share of Visual Sciences common stock to be paid in the merger, and based its analyses on the closing price of $33.02 per share of Omniture common stock on October 19, 2007.

Selected Companies Analysis

Using publicly available information for the selected companies listed below, including publicly available analysts’ estimates, Credit Suisse reviewed the market values and trading multiples of the following publicly traded companies in the on-demand software and internet performance measurement industries:

On-Demand Software	Internet Performance Measurement

Salesforce.com, Inc.	comScore, Inc.
Dealertrack Holdings, Inc.	Keynote Systems, Inc.
J2 Global Communications, Inc.
Concur Technologies, Inc.
Synchronoss Technologies, Inc.
Blackboard Inc.
Ultimate Software Group, Inc.
Websense, Inc.
Kenexa Corporation
Taleo Corporation
Vocus, Inc.
Rightnow Technologies, Inc.
DemandTec, Inc.
Liveperson, Inc.
Website Pros, Inc.
Salary.com, Inc.

The selected companies were chosen because they are publicly traded companies that operate in similar industries to Visual Sciences and have similar lines of business and/or business models to Visual Sciences. Multiples for the selected companies and Visual Sciences were based on closing stock prices as of October 19, 2007. Estimated financial data for the selected companies were based on publicly available equity research analysts’ estimates. Estimated financial data for Visual Sciences were based on publicly available research analyst estimates of JMP Securities LLC (referred to as the Visual Sciences Street Case Estimates).

Credit Suisse reviewed the fully diluted aggregate value (calculated as fully diluted equity value plus net debt) as multiples of revenue or EBITDA for calendar years 2007 and 2008. Credit Suisse also reviewed the estimated quotient of price to calendar year 2008 earnings ratio divided by the long-term projected growth rate, or PEG. Credit Suisse applied ranges of selected revenue, EBITDA and PEG multiples derived from the financial data observed for the selected companies to corresponding data for Visual Sciences. This analysis indicated the following range of implied prices per share of Visual Sciences common stock and adjusted exchange ratios:

Implied Per Share Value	$15.28 - $28.03
Implied Adjusted Exchange Ratio	0.390x - 0.777x

Credit Suisse compared the implied prices per share of Visual Sciences common stock and the implied adjusted exchange ratios to the price per share of Visual Sciences common stock in the merger of $18.57 and the merger exchange ratio of 0.490x. For purposes of its analyses, Credit Suisse assumed that the merger exchange ratio was net of the $2.39 in cash, without interest, per share of Visual Sciences common stock to be paid in the merger, and based its analyses on the closing price of $33.02 per share of Omniture common stock on October 19, 2007.

Selected Transactions Analysis

Using publicly available information, Credit Suisse reviewed several financial metrics of the following 29 selected transactions in the business intelligence and web analytics industry and the following 21 transactions in the on-demand software industry:

Business Intelligence and Web Analytics Transactions

Target	Acquirer

• Optimost LLC	• Interwoven, Inc.
• Business Objects S.A.	• SAP AG
• Latigent LLC	• Cisco Systems, Inc.
• Offermatica Corporation	• Omniture, Inc.
• Bluelithium, Inc.	• Yahoo! Inc.
• Tacoda, Inc.	• Time Warner, Inc.
• aQuantive, Inc.	• Microsoft Corp.
• 24/7 Real Media, Inc.	• WPP Group PLC
• Right Media Inc.	• Yahoo! Inc.
• Doubleclick Inc.	• Google Inc.
• Hyperion Solutions Corporation	• Oracle Corp.
• Touch Clarity Limited	• Omniture, Inc.
• Instadia	• Omniture, Inc.
• TradeDoubler AB	• AOL LLC
• Digitas Inc.	• Publicis Groupe S.A.
• Sane Solutions, LLC	• Unica Corporation
• DoubleClick, Inc.	• Alliance Data Systems Corp.
• FirstLogic Inc.	• Business Objects S.A.
• Visual Sciences, LLC	• WebSideStory, Inc.
• dMarc Broadcasting, Inc.	• Google Inc.
• LeadClick Media, Inc.	• First Advantage Corporation & First American Corporation
• Bigfoot Interactive, Inc.	• Alliance Data Systems Corp.
• Linkshare Corporation	• Rakuten, Inc.
• Fastclick, Inc.	• Valueclick, Inc.
• Web Marketing Holdings, Inc.	• Valueclick, Inc.
• DoubleClick Inc.	• Hellman & Friedman LLC
• CIAO Systems, Inc.	• Greenfield Online, Inc.
• WebTrends Inc.	• Francisco Partners
• Digital Impact, Inc.	• Acxiom Corporation

On-Demand Software Transactions

Target	Acquirer

• Offermatica Corporation	• Omniture, Inc.
• H-G Holdings, Inc.	• Concur Technologies, Inc.
• Postini, Inc.	• Google Inc.
• Zantaz, Inc.	• Autonomy Corporation PLC
• Arkona Inc.	• DealerTrack Holdings, Inc.
• WebEx Communications, Inc.	• Cisco Systems, Inc.
• Touch Clarity Limited	• Omniture, Inc.
• Instadia	• Omniture, Inc.
• PortAuthority Technologies, Inc.	• Websense, Inc.
• BrassRing LLC	• Kenexa Corporation
• Kieden Corp.	• Saleforce.com Inc.
• Salesnet, Inc.	• RightNow Technologies, Inc.
• Sendia Corporation	• Salesforce.com Inc.
• Visual Sciences, LLC	• WebSideStory, Inc.
• Outtask Inc.	• Concur Technologies, Inc.
• WebCT, Inc.	• Blackboard Inc.
• Centra Software, Inc.	• Saba Software, Inc.
• Convergent Voice, Inc.	• RightNow Technologies, Inc.
• WebTrends Inc.	• Francisco Partners
• Avivo Corporation	• WebSideStory, Inc.
• Upshot, Inc.	• Siebel Systems, Inc.

For those selected precedent transactions for which sufficient financial information was publicly available, Credit Suisse calculated multiples of fully diluted aggregate value to certain financial data based on purchase prices paid in such precedent transactions. The calculated multiples included fully diluted aggregate value to next twelve month, or NTM, EBITDA and NTM revenue. Multiples for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. From the observed multiples for the selected transactions, Credit Suisse derived reference ranges of multiples of fully diluted aggregate value to estimated NTM revenue and fully diluted aggregate value to estimated NTM EBITDA. Credit Suisse then applied these derived reference ranges of multiples to corresponding estimated financial data for Visual Sciences based on the Visual Sciences Street Case Estimates to calculate a range of implied prices per share of Visual Sciences common stock and adjusted exchange ratios, which are summarized below:

Implied Per Share Value	$12.74 - $23.89
Implied Adjusted Exchange Ratio	0.313x - 0.651x

Credit Suisse compared the implied prices per share of Visual Sciences common stock and the implied adjusted exchange ratios to the price per share of Visual Sciences common stock in the merger of $18.57 and the merger exchange ratio of 0.490x. For purposes of its analyses, Credit Suisse assumed that the merger exchange ratio was net of the $2.39 in cash, without interest, per share of Visual Sciences common stock to be paid in the merger, and based its analyses on the closing price of $33.02 per share of Omniture common stock on October 19, 2007.

Contribution Analysis

Credit Suisse also reviewed the relative contributions of Visual Sciences and Omniture to revenue, gross profit, EBITDA and net income for calendar years 2006, 2007 and 2008 for the pro forma combined company. This analysis was based on the Omniture Street Case Estimates and the Visual Sciences Adjusted Estimates. This

analysis indicated the following range of implied prices per share of Visual Sciences common stock and adjusted exchange ratios:

Implied Per Share Value	$31.13 - $137.95
Implied Adjusted Exchange Ratio	0.870x - 4.105x

Credit Suisse compared the implied prices per share of Visual Sciences common stock and the implied adjusted exchange ratios to the price per share of Visual Sciences common stock in the merger of $18.57 and the merger exchange ratio of 0.490x. For purposes of its analyses, Credit Suisse assumed that the merger exchange ratio was net of the $2.39 in cash, without interest, per share of Visual Sciences common stock to be paid in the merger, and based its analyses on the closing price of $33.02 per share of Omniture common stock on October 19, 2007.

Miscellaneous

Omniture selected Credit Suisse based on Credit Suisse’s qualifications, expertise and reputation. Credit Suisse is an internationally recognized investment banking and advisory firm. Credit Suisse, as part of its investment banking business, is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. Pursuant to an engagement letter dated as of October 23, 2007, Omniture engaged Credit Suisse to provide financial advisory services to the Omniture board of directors in connection with the merger, including, among other things, rendering its opinion. Pursuant to the terms of the engagement letter, Credit Suisse will receive a customary fee for its services, a significant portion of which is contingent upon the consummation of the merger. Credit Suisse will also receive a fee for rendering its opinion. In addition, Omniture agreed to reimburse Credit Suisse for its expenses, including the fees and expenses of legal counsel, and to indemnify Credit Suisse and certain related persons against certain liabilities and expenses arising out of or in conjunction with its rendering of services under its engagement, including liabilities arising under the federal securities laws. From time to time, Credit Suisse and its affiliates have in the past provided, are currently providing and in the future may provide, investment banking and other financial services to Visual Sciences and Omniture, for which they have received, and would expect to receive, compensation. Credit Suisse is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and other financial services. In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for its and its affiliates’ own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Visual Sciences, Omniture and any other entity that may be involved in the merger, as well as provide investment banking and other financial services to such companies.

Consideration of the Merger by the Visual Sciences Board of Directors

At a joint meeting of the board of directors of Visual Sciences and the transaction committee of the board of directors held on October 25, 2007, the members of the transaction committee in attendance unanimously recommended that the Visual Sciences board of directors approve the merger and the merger agreement, and the Visual Sciences board members in attendance, by unanimous vote:

•	determined that the merger and the merger agreement are fair to, and in the best interests of, Visual Sciences and its stockholders, and declared the merger to be advisable;

•	approved and adopted the merger, the merger agreement and the transactions contemplated by the merger agreement;

•	directed that the merger agreement be submitted to the stockholders of Visual Sciences for adoption at a special meeting of stockholders; and

•	resolved to recommend that the stockholders of Visual Sciences vote “FOR” the adoption of the merger agreement.

In evaluating the merger, the Visual Sciences transaction committee and board of directors consulted extensively with Visual Sciences’ management and the company’s financial and legal advisors, and considered a number of factors in reaching their decisions to approve the merger and the merger agreement and to recommend to Visual Sciences’ stockholders that they vote for the adoption of the merger agreement. These factors included, but were not limited to, the following considerations, all of which were viewed as generally supporting their decisions:

Strategic Considerations.  The Visual Sciences transaction committee and board of directors considered their expectations that the merger would result in a larger, more competitive combined company, better positioned to compete against larger companies in the web analytics and multi-channel analytics industries than Visual Sciences would be on a stand-alone basis. They also considered that the opportunities for strategic investment, customer expansion and new growth would be significantly greater for the combined company than compared to what Visual Sciences could likely achieve as an independent company. The complementary products and capabilities of Omniture and Visual Sciences would enhance the range of products and services to be offered by the combined company, and would provide increased opportunities to offer the products and services of each company to significant customers of the other company.

Considerations Regarding Omniture Common Stock.  Given that a significant portion of the consideration to be received by Visual Sciences’ stockholders would consist of Omniture common stock, the Visual Sciences transaction committee and board of directors also reviewed Omniture’s historical stock price performance and the current valuation of its stock in the public markets relative to other companies in the industry, and also reviewed similar analyses with respect to Visual Sciences common stock. The Visual Sciences transaction committee and board of directors considered the opportunity for Visual Sciences’ stockholders to participate as stockholders in the potential growth of the combined company, in light of the perceived strategic and financial benefits of the proposed merger transaction, as well as a potential reduction in risk as a result of being stockholders in a larger, more diversified company.

Financial Considerations.  The Visual Sciences transaction committee and board of directors considered the operating history, financial performance, financial condition, management, business strategy and anticipated future performance of each of Omniture and Visual Sciences before the merger and after giving effect to the merger. Additionally, the Visual Sciences transaction committee and board of directors considered the benefits of scale that would accrue to the combined company and the significant potential synergies and cost savings that could result from combining the companies.

The Merger Consideration.  The Visual Sciences transaction committee and board of directors considered that the implied value of the merger consideration, including both the 0.49 of a share of Omniture common stock and $2.39 in cash for each share of Visual Sciences common stock, based on the closing price of Omniture’s common stock on October 24, 2007 (the last trading day prior to the announcement of the merger), represented a 3.9% premium to the closing price of Visual Sciences common stock on such date, a 15.0% premium to the 30-trading day average closing price of Visual Sciences common stock prior to Visual Sciences’ public announcement of its strategic transaction process, and a 19.4% premium and a 24.1% premium to the average closing price of Visual Sciences common stock over the 180-trading day and one year periods, respectively, prior to October 24, 2007. Further, the Visual Sciences transaction committee and board of directors considered that the stock component of the merger consideration offers Visual Sciences’ stockholders the opportunity to participate in the growth and success of the combined company, while at the same time, the cash component of the merger consideration allows Visual Sciences’ stockholders to realize some liquidity and an immediate return on their investment in Visual Sciences common stock.

Extensive Strategic Transaction Process.  The Visual Sciences transaction committee and board of directors considered the fact that Visual Sciences, with the assistance of Goldman Sachs, conducted an extensive and thorough strategic transaction evaluation process, including among other things, making an initial public announcement of the process and contacting approximately 25 strategic and financial buyers to encourage their participation in the strategic transaction process, and that at the end of this three and one-half month process the Visual Sciences transaction committee and board of directors concluded that the proposed merger with Omniture was the best alternative for Visual Sciences and its stockholders.

Opinion of Goldman Sachs & Co.  The Visual Sciences board of directors considered the opinion of Goldman Sachs, Visual Sciences’ financial advisor, that, as of October 25, 2007, and based upon and subject to the factors and assumptions set forth in Goldman Sachs’ opinion, the stock consideration and the cash consideration to be received by the holders of Visual Sciences common stock, taken in the aggregate, pursuant to the merger agreement was fair from a financial point of view to holders of Visual Sciences common stock, and Goldman Sachs’ related financial analyses. The full text of the written opinion of Goldman Sachs, dated October 25, 2007, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference. Goldman Sachs provided its opinion for the information and assistance of Visual Sciences’ board of directors in connection with its consideration of the merger or any other matter. Goldman Sachs’ opinion is not a recommendation as to how any holder of shares of Visual Sciences common stock should vote with respect to the merger or any other matter. For a further discussion of Goldman Sachs’ opinion, see “Opinion of Visual Sciences’ Financial Advisor” below.

Terms of the Merger Agreement.  The Visual Sciences transaction committee and board of directors considered the terms and conditions of the merger agreement, including but not limited to the following:

•	the belief that the terms of the merger agreement, including the parties’ mutual representations, warranties, covenants and closing conditions, are reasonable;

•	the provisions in the merger agreement providing that the special stockholders’ meetings of Omniture and Visual Sciences will occur after the parties have received required regulatory clearances to complete the transaction, giving the stockholders of Visual Sciences the opportunity to vote on the adoption of the merger agreement at a time in relatively close proximity to the potential closing date under the merger agreement;

•	Visual Sciences’ ability, under certain conditions, to provide information to and negotiate with a third party that has made an unsolicited acquisition proposal if the Visual Sciences board of directors determines in good faith, after consultation with its financial and legal advisors, that a proposal is or would reasonably be expected to be more favorable financially to the Visual Sciences stockholders than the transactions contemplated by the merger agreement and negotiations are necessary for the board to comply with its fiduciary duties to the Visual Sciences stockholders; and

•	Visual Sciences’ ability to withhold, withdraw, amend or modify its recommendation to vote for the adoption of the merger agreement under certain circumstances if a superior proposal is received from a third party, or if the Visual Sciences board of directors reasonably determines in good faith, after consultation with its financial and legal advisors, that the failure to withhold, withdraw, amend or modify its recommendation would reasonably be expected to be a breach of its fiduciary duties under applicable law, subject to the payment of the termination fee.

Considerations Regarding Operating Visual Sciences as an Independent Company. The Visual Sciences transaction committee and board of directors also considered the risks and uncertainties associated with continuing to operate Visual Sciences as an independent company, including but not limited to the following:

•	the increasingly competitive nature of the industry in which Visual Sciences competes, the performance and positioning of the company’s products and services compared to those of its competitors, and Visual Sciences’ prospects for future growth, as well as the risks and uncertainties in achieving continued growth in the company’s revenues and profits, including the need for Visual Sciences to continue to recruit, attract, hire and train substantial additional sales, marketing and managerial talent in order to maintain its competitiveness and growth;

•	the risks associated with the ability of Visual Sciences to meet its financial projections as a stand-alone company, in light of the increasingly competitive industry in which it competes, and the risks and uncertainties in achieving continued growth in the company’s revenues and profits, as described above;

•	the potential adverse impacts on Visual Sciences’ employees, business, prospects and common stock if Visual Sciences were to terminate its strategic transaction process and elect to continue as an independent company;

•	the risks associated with Visual Sciences’ ability as a stand-alone company to create stockholder value in excess of the merger consideration being offered by Omniture; and

•	the risk of potential dilution to the stockholders of Visual Sciences if the company had to raise additional equity capital as a result of failing to meet its financial projections as a stand-alone company or to fund increases in operating expenses or capital investments if necessary to maintain Visual Sciences’ competitiveness and growth.

Risks and Potentially Negative Factors.  The Visual Sciences transaction committee and board of directors also identified and considered a number of uncertainties, risks and other potentially negative factors in its consideration of the merger and merger agreement, including but not limited to the following:

•	the degree of volatility in the recent trading prices of Omniture common stock, and the risk that the price of Omniture common stock at the time of the closing of the merger could be lower than the price of such stock as of the time of signing the merger agreement, and accordingly, the value of the stock consideration received by the Visual Sciences stockholders in the merger could be materially less than the value of such stock consideration as of the date that the merger agreement was signed;

•	the possibility that the merger might not be consummated, as a result of the failure to obtain required regulatory clearances to consummate the merger or the failure to obtain the requisite votes of the stockholders of each of Visual Sciences and Omniture or otherwise, and the potential adverse effects of the failure to consummate the merger on Visual Sciences’ business, customers, revenues, bookings, financial condition, operating results, employees and overall competitive positioning and prospects;

•	the risk that certain provisions of the merger agreement may have the effect of discouraging proposals for alternative acquisition transactions involving Visual Sciences, including the restriction on Visual Sciences’ ability to solicit proposals for alternative transactions, the requirement that the Visual Sciences board of directors submit the merger agreement to the Visual Sciences stockholders for adoption in certain circumstances, even if the Visual Sciences board of directors withholds, withdraws, amends or modifies its recommendation for the merger, and the requirement that Visual Sciences pay a termination fee of approximately $11.8 million to Omniture in certain circumstances following the termination of the merger agreement;

•	the risk that as a result of the announcement or the completion of the merger, key employees of Visual Sciences might terminate their employment with the company. In addition, the Visual Sciences transaction committee and board of directors considered the risk of diverting management’s attention from the day-to-day operation of Visual Sciences’ business during the pendency of the merger;

•	the risk that as a result of the announcement of the merger, Visual Sciences’ existing relationships with customers could be significantly disrupted and Visual Sciences might have increased difficulty attracting new customers after such announcement;

•	the fees and expenses associated with completing or attempting to complete the merger;

•	the risk that either the Visual Sciences stockholders may fail to approve the adoption of the merger agreement, or the Omniture stockholders may fail to approve the issuance of the Omniture common stock in connection with the merger, as well as the fact that the special stockholders’ meetings at which these approvals will be sought may not occur for some time, as the meetings will not occur until after the parties have received required regulatory clearances to complete the merger;

•	the potential impacts of the restrictions under the merger agreement on Visual Sciences’ ability to take certain actions during the period prior to the closing of the merger (which may delay or prevent Visual Sciences from undertaking business opportunities that may arise pending completion of the merger);

•	the fact that certain of Visual Sciences’ directors and officers may have interests in the merger as individuals that are in addition to or different from the interests of the Visual Sciences stockholders, as further described in the section entitled “The Merger and Issuance of Common Stock — Interests of Visual Sciences’ Directors and Executive Officers in the Merger” beginning on page 76 of this joint proxy statement/prospectus; and

•	various other risks associated with the merger and the businesses of Visual Sciences, Omniture, and the combined company, some of which are described in this joint proxy statement/prospectus under the section entitled “Risk Factors” and in the corresponding sections in documents incorporated by reference into this joint proxy statement/prospectus.

The Visual Sciences transaction committee and board of directors weighed these positive and negative factors and realized that there can be no assurance about future results, including results expected or considered in the factors above. However, the Visual Sciences’ transaction committee and board of directors concluded that the potential positive factors relating to the merger outweighed the risks and other potentially negative factors associated with the merger.

This discussion of information and factors considered by the Visual Sciences transaction committee and board of directors is not intended to be exhaustive, but is intended to summarize the principal factors considered by the Visual Sciences transaction committee and board of directors in evaluating the merger. In view of the number and variety of factors considered in connection with its evaluation of the merger, neither the Visual Sciences board of directors nor the transaction committee considered it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered. Each of the Visual Sciences’ board of directors and transaction committee made its determination based on the totality of the information it considered. In addition, individual directors may have given different weight to different factors.

Recommendation of the Visual Sciences Board of Directors

After careful consideration and based on the foregoing analysis, at a joint meeting of the Visual Sciences board of directors and transaction committee of the board of directors held on October 25, 2007, the Visual Sciences board of directors determined that adoption of the merger agreement is advisable, and that the merger and the merger agreement are fair to, and in the best interests of, Visual Sciences and its stockholders, and the members of the Visual Sciences board of directors attending the meeting unanimously approved the merger agreement and the consummation of the merger. The Visual Sciences board of directors unanimously recommends that the Visual Sciences stockholders vote “FOR” the adoption of the merger agreement.

Opinion of Visual Sciences’ Financial Advisor

Goldman Sachs rendered its opinion to Visual Sciences’ board of directors that, as of October 25, 2007 and based upon and subject to the factors and assumptions set forth therein, the stock consideration and the cash consideration to be received by the holders of shares of Visual Sciences common stock, taken in the aggregate, pursuant to the merger agreement was fair from a financial point of view to such holders.

The full text of the written opinion of Goldman Sachs, dated October 25, 2007, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex D to this joint proxy statement/prospectus. Goldman Sachs provided its opinion for the information and assistance of Visual Sciences’ board of directors in connection with its consideration of the merger. The Goldman Sachs opinion is not a recommendation as to how any holder of Visual Sciences shares should vote with respect to the merger or any other matter.

In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

•	the merger agreement;

•	annual reports to stockholders and Annual Reports on Form 10-K of Visual Sciences for the three fiscal years ended December 31, 2006 and of Omniture for the fiscal year ended December 31, 2006;

•	Omniture’s registration statement on Form S-1, including the prospectus contained therein dated June 27, 2006 relating to Omniture’s initial public offering;

•	certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Visual Sciences and Omniture;

•	certain other communications from Visual Sciences and Omniture to their respective stockholders;

•	certain publicly available research analyst reports for Omniture and Visual Sciences, as reviewed and approved for Goldman Sachs’ use by management of Visual Sciences; and

•	certain internal financial analyses and forecasts for Omniture prepared by its management, as adjusted by the management of Visual Sciences, and certain internal financial analyses, forecasts and sensitivity analyses for Visual Sciences prepared by its management (the “Forecasts”), including certain cost savings and operating synergies projected by management of Visual Sciences and Omniture to result from the merger (the “Synergies”).

Goldman Sachs also held discussions with members of the senior management of Visual Sciences and Omniture regarding their assessment of the strategic rationale for, and the potential benefits of, the merger and the past and current business operations, financial condition and future prospects of their respective companies, including the views of the senior management of Visual Sciences and its board of directors with respect to the risks and uncertainties of achieving Visual Sciences’ forecasts. In addition, Goldman Sachs reviewed the reported price and trading activity for the shares of Visual Sciences common stock and Omniture common stock, compared certain financial and stock market information for Visual Sciences and Omniture with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the software industry specifically and in other industries generally and performed such other studies and analyses, and considered such other factors, as it considered appropriate.

For purposes of rendering its opinion, Goldman Sachs relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by it. In that regard, Goldman Sachs assumed with Visual Sciences’ consent that the Forecasts and the Synergies were reasonably prepared and reflect the best currently available estimates and judgments of the management of Visual Sciences and Omniture, as the case may be. In addition, Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of Visual Sciences or Omniture or any of their respective subsidiaries, nor was any such evaluation or appraisal furnished to Goldman Sachs. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on Visual Sciences or Omniture or the expected benefits of the merger in any way meaningful to its analysis. Goldman Sachs’ opinion does not address any legal, regulatory, tax or accounting matters.

Goldman Sachs’ opinion does not address the underlying business decision of Visual Sciences to engage in the transactions contemplated by the merger agreement, or the relative merits of such transactions as compared to any strategic alternatives that may be available to Visual Sciences. Goldman Sachs did not express any opinion as to the prices at which shares of Omniture common stock will trade at any time. Goldman Sachs’ opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its opinion, and Goldman Sachs assumes no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs’ opinion was approved by a fairness committee of Goldman Sachs.

The following is a summary of the material financial analyses delivered by Goldman Sachs to the Visual Sciences board of directors in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs’ financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 25, 2007 and is not necessarily indicative of current market conditions.

For certain analyses it performed, Goldman Sachs used financial projections for Visual Sciences prepared by Visual Sciences’ management for each of the calendar years 2007 to 2012, referred to in this joint proxy statement/prospectus as the Management Case. For certain analyses it performed, Goldman Sachs used financial projections for Visual Sciences based on Wall Street research, referred to in this joint proxy statement/prospectus as the Wall Street Estimates. As used in this summary of the material financial analyses, “CY” means calendar year.

Implied Transaction Multiples Analysis.  In performing an implied transaction multiples analysis, Goldman Sachs first calculated the implied equity consideration in the merger and the implied enterprise value of Visual Sciences. The implied equity consideration in the merger is the aggregate consideration to be received by holders of Visual Sciences common stock and options in the merger based on the closing price of Omniture common stock on October 24, 2007, the day prior to the announcement of the transaction. The implied enterprise value of Visual Sciences is the implied equity consideration in the Visual Sciences merger plus the book value of Visual Sciences’ outstanding debt and other debt-like obligations less Visual Sciences’ cash and cash equivalents. Goldman Sachs then calculated, in each case based on the Management Case and the Wall Street Estimates:

•	the implied enterprise value of Visual Sciences as a multiple of Visual Sciences’ projected revenue for calendar year 2008;

•	the implied enterprise value of Visual Sciences as a multiple of Visual Sciences’ projected earnings before interest, taxes, depreciation and amortization (“EBITDA”) for calendar year 2008; and

•	the implied equity consideration in the merger as a multiple of Visual Sciences’ normalized projected earnings per share for calendar year 2008 (normalized for a long-term tax rate of 35%).

Goldman Sachs then compared the above ratios with the median ratios for selected comparable business intelligence companies and selected comparable software as a service companies listed below that Goldman Sachs selected, based on financial data as of October 24, 2007, information obtained from SEC filings and estimates provided by the Institutional Brokers’ Estimate System (a data service that compiles estimates issued by securities analysts) (“IBES”) for the selected companies.

The list of the selected companies is as follows:

Selected Comparable Business	Selected Comparable Software as a
Intelligence Companies	Service Companies

• Actuate Corporation	• Blackboard Inc.
• Cognos Incorporated	• Concur Technologies, Inc.
• Informatica Corporation	• Dealer Track Holdings, Inc.
• Microstrategy Incorporated	• Kenexa Corporation
• TIBCO Software Inc.	• Rightnow Technologies, Inc. • Salesforce.com, Inc. • Taleo Corporation • Vocus, Inc.

The results of these analyses are as follows:

					Median of		Median of
					Selected		Selected
					Comparable		Comparable
					Business		Software as
					Intelligence		a Service
	Visual Sciences		Visual Sciences		Companies		Companies
	(based on		(based upon		(based upon		(based upon
	Management		Wall Street		publicly		publicly
	Estimates)		Estimates)		available		available
					information)		information)

CY2008 Implied Enterprise Value/Revenue	3.6	x	3.8	x	3.0	x	5.8	x
CY2008 Enterprise Value/EBITDA	14.1	x	14.5	x	13.5	x	25.7	x
CY2008 Normalized Price/Earnings	27.8	x	36.4	x	20.4	x	43.5	x

Historical Stock Trading Analysis.  Goldman Sachs analyzed the aggregate consideration per share to be received by holders of Visual Sciences common stock pursuant to the merger agreement, which consists of cash of

$2.39 per share and 0.49x shares of Omniture common stock in exchange for each share of Visual Sciences common stock based on the closing price of Omniture common stock on October 24, 2007, in relation to the closing price of Visual Sciences common stock on July 10, 2007 (two trading days prior to the date on which Visual Sciences pre-announced its second quarter financial results, which were below Wall Street expectations, and announced that it had retained Goldman Sachs to evaluate a potential sale of Visual Sciences), the average closing price of Visual Sciences common stock for the 30 trading day period ended July 10, 2007, the average closing price of Visual Sciences common stock for the 30 trading day, 90 trading day, 180 trading day and one-year periods ending October 24, 2007, and the high and low market price of Visual Sciences common stock during the one year period ending October 24, 2007.

This analysis indicated that the implied value of the aggregate consideration per share of $18.04 to be received by the holders of Visual Sciences common stock pursuant to the merger agreement represented:

•	a premium of 3.9%, based on the closing price of $17.37 per share on October 24, 2007;

•	a premium of 11.8%, based on the closing price of $16.14 per share on July 10, 2007;

•	a premium of 15.0% based on the average closing price of $15.68 per share for the 30 trading day period ended July 10, 2007;

•	a premium of 13.7% based on the average closing price of $15.86 per share for the 30 trading day period ended October 24, 2007;

•	a premium of 7.4% based on the average closing price of $16.81 per share for the 90 trading day period ended October 24, 2007;

•	a premium of 19.4% based on the average closing price of $15.11 per share for the 180 trading day period ended October 24, 2007;

•	a premium of 24.1% based on the average closing price of $14.54 per share for the one year period ended October 24, 2007;

•	a discount of (8.4)% based on the high closing price of $19.70 per share for the one year period ended October 24, 2007; and

•	a premium of 66.0% based on the low closing price of $10.87 per share for the one year period ended October 24, 2007.

Discounted Cash Flow Analysis.  Goldman Sachs performed an illustrative discounted cash flow analysis to determine a range of implied present values per share of Visual Sciences common stock based on the Management Case. In performing the illustrative discounted cash flow analysis, Goldman Sachs applied discount rates ranging from 15.0% to 13.0% to the projected cash flows of Visual Sciences for calendar years 2007 to 2012. Goldman Sachs also applied perpetuity growth rates ranging from 5.0% to 7.0% to the 2012 projected cash flow to calculate a range of terminal values. This analysis resulted in a range of implied present values of $18.54 to $30.13 per share of Visual Sciences common stock. Goldman Sachs also performed a sensitivity analysis to illustrate the effect of different assumptions for changes in annual revenue growth and annual earnings before income and taxes (“EBIT”) margins from the Management Case. The sensitivity adjustments to the projected annual revenue growth rates for calendar years 2008 through 2012 ranged from (15.0)% to 5.0%. The sensitivity adjustments to annual projected EBIT margins for calendar years 2008 through 2012 ranged from (10.0)% to 0.0%. This analysis, assuming a 14.0% discount rate and a terminal perpetuity growth rate of 6.0%, resulted in a range of illustrative implied present values of $9.78 to $26.69 per share of Visual Sciences common stock.

Goldman Sachs performed the same illustrative discounted cash flow analysis using the Wall Street Estimates. In conducting the illustrative discounted cash flow analysis using the Wall Street Estimates, the projections for calendar years 2010 through 2012 were extrapolated with annual revenue growth of 17.0% and annual EBIT margins of 19.5% for 2010 through 2012. This analysis resulted in a range of implied present values of $10.98 to $17.54 per share of Visual Sciences common stock. Goldman Sachs also performed a sensitivity analysis to illustrate the effect of different assumptions for changes in revenue growth and EBIT margins from the Wall Street Estimates. The sensitivity adjustments to the projected annual revenue growth rates for calendar years 2008 through

2012 ranged from (10.0)% to 10.0%. The sensitivity adjustments to projected annual EBIT margins for calendar years 2008 through 2012 ranged from of (5.0)% to 5.0%. This analysis, assuming a 14.0% discount rate and a terminal perpetuity growth rate of 6.0%, resulted in a range of illustrative implied present values of $7.86 to $22.60 per share of Visual Sciences common stock.

Illustrative Present Value of Hypothetical Future Share Price Analysis. Goldman Sachs performed an illustrative analysis of the implied present value of the hypothetical future price per share of common stock of Visual Sciences based on the Management Case, which is designed to provide an indication of the present value of a hypothetical future value of a company’s equity as a function of such company’s (1) estimated future EBITDA and its assumed future enterprise value to EBITDA multiple and (2) estimated future earnings and its assumed price to future earnings per share multiple.

For this analysis, Goldman Sachs first calculated the implied values per share by applying enterprise value to one-year forward EBIDTA multiples of 10.0x to 18.0x to estimated EBITDA for calendar year 2009, and then discounted the implied values back one year, using discount rates ranging from 13.0% to 15.0%. This analysis resulted in a range of implied present values of $17.23 to $30.88 per share of Visual Sciences common stock. Goldman Sachs also performed a sensitivity analysis to illustrate the effect of different assumptions for changes in annual revenue growth and annual EBIT margins from the Management Case. The sensitivity adjustments to projected annual revenue growth rates for calendar years 2008 and 2009 ranged from (15.0)% to 5.0%. The sensitivity adjustments to projected annual EBIT margins for calendar years 2008 and 2009 ranged from (10.0)% to 0.0%. This sensitivity analysis, assuming a 14.0% discount rate and a one-year forward EBITDA multiple of 14.0x, resulted in a range of illustrative implied present values of $13.49 to $25.41 per share of Visual Sciences common stock.

Goldman Sachs also performed the same analysis using the Wall Street Estimates. For this analysis, Goldman Sachs used financial projections through calendar year 2009 from the Wall Street Estimates. Applying the same range of enterprise value to one-year forward EBIDTA multiples of 10.0x to 18.0x to EBITDA estimates for calendar year 2009, and then discounting the implied values back one year, using discount rates ranging from 13.0% to 15.0%, this analysis resulted in a range of implied present values of $13.78 to $24.59 per share of Visual Sciences common stock. Goldman Sachs also performed a sensitivity analysis to illustrate the effect of different assumptions for changes in annual revenue growth and annual EBIT margins from the Wall Street Estimates. The sensitivity adjustments to projected annual revenue growth rates for calendar years 2008 and 2009 ranged from (10.0)% to 10.0%. The sensitivity adjustments to projected annual EBIT margins for calendar years 2008 and 2009 ranged from (5.0)% to 5.0%. This sensitivity analysis, assuming a 14.0% discount rate and a one-year forward EBITDA multiple of 14.0x, resulted in a range of illustrative implied present values of $14.19 to $25.38 per share of Visual Sciences common stock.

Using the Management Case, Goldman Sachs then calculated the implied values per share by applying price to one-year forward earnings per share multiples of 20.0x to 30.0x to earnings per share of Visual Sciences common stock estimates for calendar year 2009, and then discounted the implied values back one year, using discount rates ranging from 13.0% to 15.0%. This analysis resulted in a range of implied present values of $15.23 to $23.25 per share of Visual Sciences common stock. Goldman Sachs also performed a sensitivity analysis to illustrate the effect of different assumptions for changes in annual revenue growth and annual EBIT margins from the Management Case. The sensitivity adjustments to projected annual revenue growth rates for calendar years 2008 and 2009 ranged from (15.0)% to 5.0%. The sensitivity adjustments to projected annual EBIT margins for calendar years 2008 and 2009 ranged from (10.0)% to 0.0%. This sensitivity analysis, assuming a 14.0% discount rate and a one-year forward earnings per share multiple of 25.0x, resulted in a range of illustrative implied present values of $8.45 to $20.68 per share of Visual Sciences common stock.

Goldman Sachs also performed the same analysis using the Wall Street Estimates. Applying the same range of price to one-year forward earnings per shares multiples of 20.0x to 30.0x to earnings per share of Visual Sciences common stock estimates for calendar year 2009, and then discounting the implied values back one year, using discount rates ranging from 13.0% to 15.0%, this analysis resulted in a range of implied present values of $12.10 to $18.48 per share of Visual Sciences common stock. Goldman Sachs also performed a sensitivity analysis to illustrate the effect of different assumptions for changes in revenue growth and EBIT margins from the Wall Street

Estimates. The sensitivity adjustments to projected annual revenue growth rates for calendar years 2008 and 2009 ranged from (10.0)% to 10.0%. The sensitivity adjustments to projected annual EBIT margins for calendar years 2008 and 2009 ranged from (5.0)% to 5.0%. This sensitivity analysis, assuming a 14.0% discount rate and a price to one-year forward earnings per share multiple of 25.0x, resulted in a range of illustrative implied present values of $9.89 to $22.06 per share of Visual Sciences common stock.

Pro Forma Stockholder Value Analyses.  Goldman Sachs prepared certain illustrative pro forma analyses of the potential financial impact of the transaction for the combined company taking into account the Synergies, based on the Management Case. For these analyses, Goldman Sachs used the financial projections for Omniture prepared by its management, as adjusted by Visual Sciences’ management, for each of the calendar years 2007 to 2012.

Goldman Sachs performed an illustrative discounted cash flow analysis for the combined company to determine a range of implied potential values to be received by holders of Visual Sciences common stock, taking into account the Synergies. In performing the illustrative discounted cash flow analysis, Goldman Sachs applied discount rates ranging from 13.5% to 11.5% to the projected cash flows of the combined company for calendar years 2007 through 2012. Goldman Sachs also applied perpetuity growth rates ranging from 6.0% to 8.0% to the 2012 projected cash flow to calculate a range of terminal values. This analysis resulted in a range of implied present values of $19.02 to $37.52 per share of Visual Sciences common stock (including $2.39 in cash per share to be received by holders of Visual Sciences common stock). Goldman Sachs performed a sensitivity analysis to illustrate the effect of different assumptions for changes in projected annual revenue growth and projected annual EBIT margins from the Management Case. The sensitivity adjustments to the projected annual revenue growth rates for calendar years 2008 through 2012 ranged from (15.0)% to 5.0%. The sensitivity adjustments to projected annual EBIT margins for calendar years 2008 through 2012 ranged from (10.0)% to 0.0%. This sensitivity analysis, assuming a 12.5% discount rate and a perpetuity growth rate of 7.0%, resulted in a range of implied present values of $23.53 to $25.30 per share of Visual Sciences common stock (including $2.39 in cash per share to be received by holders of Visual Sciences common stock). Goldman Sachs performed an additional sensitivity analysis to illustrate the effect of different assumptions regarding achievement of the Synergies. In performing this sensitivity analysis, Goldman Sachs applied discount rates ranging from 13.5% to 11.5% and a perpetuity growth rate of 7.0% and assumed a certain portion of the Synergies were achieved ranging from 33% to 100%. This sensitivity analysis resulted in a range of implied present values of $19.01 to $30.11 per share of Visual Sciences common stock (including $2.39 in cash per share to be received by holders of Visual Sciences common stock).

Goldman Sachs also performed an illustrative analysis of the implied potential value to be received by holders of Visual Sciences common stock, based on an illustrative analysis of the implied present value of the hypothetical future price per share of common stock of the combined company. Goldman Sachs first calculated the implied values per share by applying enterprise value to one-year forward revenue multiples of 6.0x to 10.0x to estimated revenue of the combined company for calendar year 2009, and then discounted the implied values back one year, using discount rates ranging from 11.5% to 13.5%. This analysis resulted in a range of implied present values of $18.55 to $29.30 per share of Visual Sciences common stock (including $2.39 in cash per share to be received by holders of Visual Sciences common stock). Goldman Sachs performed a sensitivity analysis to illustrate the effect of different assumptions for changes in annual revenue growth from the Management Case. The sensitivity adjustments to projected annual revenue growth rates for calendar years 2008 and 2009 ranged from (15.0)% to 5.0%. This sensitivity analysis, assuming a 12.5% discount rate and a one-year forward revenue multiple of 8.0x, resulted in a range of implied present values of $22.52 to $24.37 per share of Visual Sciences common stock (including $2.39 in cash per share to be received by holders of Visual Sciences common stock).

Goldman Sachs then calculated the implied values per share by applying enterprise value to one-year forward EBITDA multiples of 20.0x to 40.0x to estimated EBITDA of the combined company for calendar year 2009, including the Synergies, and then discounted the implied values back one year, using discount rates ranging from 11.5% to 13.5%. This analysis resulted in a range of implied present values of $20.60 to $38.67 per share of Visual Sciences common stock (including $2.39 in cash per share to be received by holders of Visual Sciences common stock). Goldman Sachs performed a sensitivity analysis to illustrate the effect of different assumptions for changes in annual projected revenue growth and annual projected EBIT margins from the Management Case. The sensitivity adjustments to projected annual revenue growth rates for calendar years 2008 and 2009 ranged from (15.0)% to 5.0%. The sensitivity adjustments to projected annual EBIT margins for calendar years 2008 and 2009 ranged from

(10.0)% to 0.0%. This sensitivity analysis, assuming a 12.5% discount rate and a one-year forward EBITDA multiple of 30.0x, resulted in a range of implied present values of $28.04 to $29.76 per share of Visual Sciences common stock (including $2.39 in cash per share to be received by holders of Visual Sciences common stock). Goldman Sachs performed an additional sensitivity analysis to illustrate the effect of different assumptions regarding achievement of the Synergies. In performing this sensitivity analysis, Goldman Sachs assumed one-year forward EBITDA multiples of 20.0x to 40.0x and assumed a certain portion of the Synergies were achieved ranging from 33% to 100%. This sensitivity analysis resulted in a range of implied present values of $17.86 to $38.85 per share of Visual Sciences common stock (including $2.39 in cash per share to be received by holders of Visual Sciences common stock).

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs’ opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Visual Sciences or the contemplated transaction.

Goldman Sachs prepared these analyses for purposes of Goldman Sachs providing its opinion to Visual Sciences’ board of directors as to the fairness from a financial point of view of the stock consideration and the cash consideration to be received by holders of Visual Sciences common stock in the merger, taken in the aggregate, pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Visual Sciences, Omniture, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

The price to be paid in the merger was determined through arms’-length negotiations between Visual Sciences and Omniture and was unanimously approved by Visual Sciences’ board of directors. Goldman Sachs provided advice to Visual Sciences during certain of these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to Visual Sciences or its board of directors or that any specific amount of consideration constituted the only appropriate consideration for the merger.

As described above, Goldman Sachs’ opinion to Visual Sciences’ board of directors was one of many factors taken into consideration by Visual Sciences’ board of directors in making its determination to approve the merger agreement. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex D to this joint proxy statement/prospectus.

Goldman Sachs and its affiliates are engaged in investment banking and financial advisory services, securities trading, investment management, principal investment, financial planning, benefits counseling, risk management, hedging, financing, brokerage activities and other financial and non-financial activities and services for various persons and entities. In the ordinary course of these activities and services, Goldman Sachs and its affiliates may at any time make or hold long or short positions and investments, as well as actively trade or effect transactions, in the equity, debt and other securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of Visual Sciences, Omniture and any of their respective affiliates or any currency or commodity that may be involved in the transactions contemplated by the merger agreement for their own account and for the accounts of their customers. Goldman Sachs acted as financial advisor to Visual Sciences in connection with, and has participated in certain of the negotiations leading to, the merger. Goldman Sachs may provide investment banking and other financial services to Visual Sciences, Omniture and their respective affiliates in the future. In connection with providing any such services Goldman Sachs may receive compensation.

The Visual Sciences board of directors selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger. Pursuant to a letter agreement dated July 12, 2007, Visual Sciences engaged Goldman Sachs to act as its financial advisor in connection with the contemplated transactions. Pursuant to the terms of this engagement letter, Visual Sciences has agreed to pay Goldman Sachs a transaction fee equal to 1.40% of the aggregate consideration paid by Omniture in the transaction, or approximately $4.5 million, the principal portion of which is contingent upon completion of the transaction. In addition, Visual Sciences has agreed to reimburse Goldman Sachs for its expenses, including attorneys’ fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Interests of Visual Sciences’ Directors and Executive Officers in the Merger

In considering the recommendation of Visual Sciences’ board of directors that Visual Sciences stockholders vote in favor of the proposal to adopt the merger agreement, Visual Sciences’ stockholders should be aware that directors and executive officers of Visual Sciences have interests in, and will receive benefits from, the merger agreement that are different from, or in addition to, those of Visual Sciences stockholders generally. Visual Sciences’ board of directors was aware of these interests during its deliberations on the merits of the merger and in making its decision to recommend to Visual Sciences stockholders that they vote to approve the adoption of the merger agreement.

Retention Bonus Plan

On July 27, 2007, the compensation committee of Visual Sciences’ board of directors approved the adoption of a retention bonus plan under which an aggregate of $5,000,000 will be paid to certain Visual Sciences employees within 15 days following the occurrence of a change of control of Visual Sciences (which would include consummation of the merger). Such bonuses will be paid to the employees whether or not the employee is terminated at or following the time of a change of control. In the event that the employee is terminated for any reason (with or without cause) or the employee dies or becomes disabled prior to the occurrence of a change of control, or if a change of control does not occur prior to July 27, 2008, such employee will not be entitled to receive a retention bonus. The following executive officers under the retention bonus plan are eligible for retention bonuses in the following amounts:

Name	Title	Amount of Bonus

James W. MacIntyre, IV	President and Chief Executive Officer	$187,893
Claire Long	Chief Financial Officer	$125,260
Aaron Bird	Senior Vice President, Services East	$100,210
Robert Chatham	Senior Vice President, Education	$100,210
Andrew Greenhalgh	Senior Vice President, General Counsel and Secretary	$105,220
Daniel Guilloux	Senior Vice President, EMEA	$114,081
Ray Rauch	Senior Vice President, Services West	$100,210
Christopher Reid	Senior Vice President, Sales	$87,679
Sheryl Roland	Senior Vice President, Administration	$87,679
David Rosenthal	Senior Vice President, Development	$100,210
Brian Sullivan	Senior Vice President, General Manager, Search & Content Solutions	$95,203

Employment and Change in Control Severance Agreements

Employment Agreement with James W. MacIntyre, IV.  Pursuant to Mr. MacIntyre’s employment agreement dated as of October 29, 2006, in the event of a change in control of Visual Sciences (which would include consummation of the merger), if Mr. MacIntyre is then employed by Visual Sciences, Visual Sciences’ repurchase rights will lapse as to 50% of Mr. MacIntyre’s restricted stock awards, if any, remaining unvested on the date of the change in control, and his stock options will become immediately exercisable as to 50% of the shares remaining unvested on the date of the change in control. In addition, if Visual Sciences terminates Mr. MacIntyre’s employment other than for death, disability or “cause,” or if he resigns for “good reason,” (as such terms are defined in the employment agreement) in either case within six months prior to the date of a change in control of Visual Sciences in certain circumstances, or within twelve months following a change in control of Visual Sciences (which would include consummation of the merger), in exchange for Mr. MacIntyre signing a general release, (1) he will receive accrued salary and bonus through the date of termination plus twelve months of salary in a lump sum payment, (2) Visual Sciences will continue to pay for his health, dental and disability insurance benefits for twelve months following such termination, (3) Visual Sciences’ repurchase rights will lapse as to 100% of Mr. MacIntyre’s restricted stock awards, if any, remaining unvested on the date of termination and (4) his stock options will become immediately exercisable as to 100% of the shares remaining unvested on the date of termination, other than 125,000 of the then remaining unvested shares, which will vest in equal installments on a monthly basis over a period of 15 months in exchange for Mr. MacIntyre’s continuing to provide transition consulting services to Visual Sciences during such period. In the event that Mr. MacIntyre incurs excise taxes because any of such payments are determined to be excess parachute payments under Section 280G of the Code, Visual Sciences will pay to Mr. MacIntyre an additional amount equal to the lesser of 50% of the excise taxes incurred by Mr. MacIntyre or $500,000.

Employment Agreement with Robert Chatham.  Mr. Chatham entered into an employment agreement with Visual Sciences in December 2005. Mr. Chatham’s employment agreement provides that if Visual Sciences terminates Mr. Chatham without “cause” or Mr. Chatham terminates his employment as a result of a “constructive termination” (as such terms are defined in the employment agreement) and such termination occurs following a change of control of Visual Sciences (which would include consummation of the merger) then, in exchange for the execution of a general release, he will receive accrued salary and bonus through the date of termination plus (1) a lump sum cash payment equal to Mr. Chatham’s then current base salary for nine months plus 50% of the amount of variable compensation Mr. Chatham could potentially earn for the nine month period following his termination in accordance with his variable compensation plan, (2) the acceleration of the vesting of any outstanding and unvested options by an amount equal to the vesting he would have if he remained employed for an additional nine months, (3) continued coverage for nine months at Visual Sciences’ expense under all Visual Sciences employee benefit plans in which Mr. Chatham participated prior to his termination and (4) release from the non-competition restrictions after nine months following termination.

Employment Agreement with Daniel Guilloux.  In August 2000, Visual Sciences entered into an employment agreement with Daniel Guilloux, its general manager, EMEA. Pursuant to the employment agreement, Mr. Guilloux’s employment may be terminated by Visual Sciences upon six months’ notice to Mr. Guilloux and by Mr. Guilloux upon three months’ notice to Visual Sciences.

In addition, if Mr. Guilloux is involuntarily terminated within one year following a change in control for reasons other than failure to satisfy financial obligations established by the chief executive officer before the change in control or for a major company rule violation or an illegality, then 50% of Mr. Guilloux’s then remaining unvested options will immediately vest.

Executive Officer Change in Control Severance Agreements.  On July 27, 2007, the compensation committee of Visual Sciences’ board of directors approved amended and restated change in control severance arrangements, and Visual Sciences entered into such agreements, with each of Ms. Long, Messrs. Bird, Chatham, Guilloux, Greenhalgh, Rauch, Reid, Rosenthal, Sullivan and Ms. Roland. Pursuant to these arrangements, each of these executives will receive certain severance benefits in the event of a qualifying termination of the executive’s employment within twelve months following a change in control of Visual Sciences (which would include consummation of the merger).

In the event that the executive’s employment is terminated “without cause” or by the executive with “good reason” (as such terms are defined in the amended and restated change in control severance agreements), and such termination occurs within twelve months following a change in control of Visual Sciences (which would include consummation of the merger), that occurs on or before July 27, 2008, in exchange for the executive signing a general release, the executive will receive a lump sum cash severance payment equal to twelve months’ base salary, continuing health benefits for twelve months such that the executive’s premium for continued health coverage is the same as it was at the time of termination and 75% of such executive’s unvested stock options and restricted stock will vest as of the date of termination. In the event that the executive’s employment is terminated without “cause” or by the executive with “good reason” (as such terms are defined in the amended and restated change in control severance agreements), and such termination occurs within twelve months following a change in control of Visual Sciences that occurs after July 27, 2008, in exchange for the executive signing a general release, 75% of such executive’s unvested stock options and restricted stock will vest as of the date of termination. In addition, pursuant to her amended and restated change in control agreement, Ms. Long will receive severance pay equal to six months of her base salary. Furthermore, each executive has agreed to: (1) not accept employment with a specified list of competitors in the web analytics industry for twelve months following termination; (2) not solicit Visual Sciences’ employees for twelve months following termination; and (3) be subject to standard non-disclosure and confidential information covenants.

In addition, some members of Visual Sciences management may continue as employees or consultants of Omniture following completion of the merger.

Stock Options and Restricted Stock

At the effective time of the merger, all outstanding Visual Sciences stock options granted under or pursuant to Visual Sciences’ 2006 Employment Commencement Equity Incentive Award Plan, 2004 Equity Incentive Award Plan, Amended and Restated 2000 Equity Incentive Award Plan and Avivo Corporation 1999 Equity Incentive Plan, whether or not exercisable, will be assumed by Omniture and become options to purchase shares of Omniture common stock. The number of shares of Omniture common stock issuable upon exercise of each such option will be equal to the number of shares of Visual Sciences common stock subject to the assumed option immediately prior to the effective time of the merger multiplied by the option exchange ratio. The exercise price per share of each assumed Visual Sciences option will be equal to the exercise price of the assumed Visual Sciences option immediately prior to the effective time of the merger divided by the option exchange ratio, rounded up to the nearest whole cent. The option exchange ratio will be equal to 0.49 plus the quotient obtained by dividing $2.39 by the average closing sale price on the Nasdaq Global Market for one share of Omniture common stock for the ten trading days ending on the trading day prior to the closing date. Except with respect to the adjustments described herein and as described below with respect to accelerated vesting of certain stock options held by executive officers and directors of Visual Sciences, each adjusted option will be subject to the same terms and conditions, including expiration date, vesting and exercise provisions, as were applicable to the corresponding option prior to the effective time of the merger. Pursuant to severance agreements with the executive officers of Visual Sciences, the vesting of Visual Sciences stock options held by such executive officers will accelerate upon resignation for “good reason” or termination without “cause” (as such terms are defined in the applicable severance agreement) of such executive officer at or within one year following the effective time of the merger. Pursuant to change in control letter agreements with the non-employee directors (which includes all directors of Visual Sciences other than Mr. MacIntyre), the vesting of Visual Sciences stock awards held by such directors will accelerate as to all of such awards at the effective time of the merger.

At the effective time of the merger, each outstanding unvested share of Visual Sciences restricted stock issued to executive officers will be converted into the merger consideration. Such merger consideration will remain unvested and continue to be subject to the same repurchase option, risk of forfeiture or other conditions as applied to the restricted stock prior to the merger. The merger consideration issued in exchange for the restricted stock will vest and be released from the repurchase option, risk of forfeiture or other conditions following the effective time of the merger as to the same percentage of shares that would have otherwise vested immediately prior to the effective time of the merger, subject to any vesting acceleration pursuant to the terms of the applicable restricted stock agreements with such executive officers.

Continued Director and Officer Indemnification

Beginning as of the completion of the merger, Omniture will continue to indemnify the existing and former directors, officers, employees and agents of Visual Sciences in accordance with the indemnification provisions of Visual Sciences’ certificate of incorporation and bylaws and Visual Sciences’ standard form of indemnification agreement. In addition, Omniture agreed to indemnify and hold harmless, to the fullest extent permitted by law, those persons for acts or omissions in connection with approval of the merger agreement and the completion of the merger.

For a period of six years after the effective time of the merger, Omniture will cause the surviving corporation to maintain in effect directors’ and officers’ liability insurance covering those persons covered under Visual Sciences’ directors’ and officers’ liability insurance as of October 25, 2007, on terms no less favorable than those applicable to the directors and officers of Visual Sciences as of October 25, 2007. However, in no event will the surviving corporation be required to pay an annual premium in excess of 200% of the annual premium paid by Visual Sciences for such coverage as of October 25, 2007, and to the extent that the annual premium would exceed such amount, the surviving corporation shall maintain the maximum amount of coverage available for such amount. The requirement to maintain insurance may be satisfied if Visual Sciences obtains prior to the completion of the merger a prepaid or “tail” policy, provided Visual Sciences may not without Omniture’s consent expend for such policy more than 200% of the last annual premium paid by Visual Sciences for the period of twelve months before October 25, 2007.

Continued Benefits

Omniture has agreed to honor and to cause the surviving corporation of the merger to honor the Visual Sciences’ Retention Bonus Plan and the agreements described in the section above entitled “Employment and Change in Control Severance Agreements” unless otherwise agreed to in a writing approved by Omniture and each employee who is a party to such plan or agreement. In addition, effective as of the date immediately preceding the closing of the merger, Visual Sciences will terminate certain other benefit plans, including its 401(k) plan, unless Omniture provides written notice to Visual Sciences at least five (5) business days prior to the closing of the merger that such 401(k) plan shall not be terminated. In connection with the termination of the 401(k) plan, all participants will become 100% vested in their accounts under the 401(k) plan, including any matching contribution or other employer contribution accounts. Finally, Omniture will allow Visual Sciences employees who continue employment with Omniture to participate in Omniture’s benefit plans (other than stock compensation plans or arrangements) on terms substantially no less favorable in the aggregate than those provided to similarly situated Omniture employees, including with respect to geographical location. All of Omniture’s executive officers currently participate or are eligible to participate in Omniture’s benefit plans, which include stock plans, medical, dental, vision, life insurance, short term and long term disability, employee assistance program, adoption assistance, a 401(k) plan, bonus plans, and other welfare benefit plans.

Summary of Equity, Incentive and Other Awards of Directors and Executive Officers of Visual Sciences

The following table identifies, for each Visual Sciences director and executive officer, as of December 7, 2007, such person’s relationship to Visual Sciences, the aggregate number of shares subject to outstanding options to purchase shares of Visual Sciences common stock subject to vested options, the aggregate number of shares of Visual Sciences restricted common stock subject to accelerated vesting upon the occurrence of the merger, the weighted average exercise price of all outstanding options, the number of restricted shares and estimated severance payments.

						Aggregate Shares
						Subject to
						Accelerated
		Aggregate	Weighted		Number of	Vesting	Estimated Cash
		Shares	Average	Aggregate	Shares of	Upon or	Severance
		Subject to	Price of	Shares	Restricted	Following the	Payment	Estimated
	Relationship to	Outstanding	Outstanding	Subject to	Common	Occurrence of	per Severance	Retention
Name	Visual Sciences	Options	Options	Vested Options	Stock(1)	the Merger(2)	Agreement(3)	Plan Payment

James W. MacIntyre, IV	President and Chief Executive Officer	500,000	$13.69	105,003	—	394,997(4)	$375,000	$187,893
Claire Long	Chief Financial Officer	140,000	$15.57	44,583	3,000	73,812	$250,000	$125,260
Aaron Bird	Senior Vice President, Services East	86,986	$14.42	13,096	3,000	57,667	$200,000	$100,210
Robert Chatham	Senior Vice President, Education	30,523	$15.24	4,822	3,000	21,525	$200,000	$100,210
Andrew Greenhalgh	Senior Vice President, General Counsel and Secretary	90,000	$16.20	25,416	3,000	50,688	$210,000	$105,220
Daniel Guilloux	Senior Vice President, EMEA	43,391	$7.30	42,944	—	335	$294,962	$114,081
Ray Rauch	Senior Vice President, Services West	91,142	$13.13	24,125	3,000	52,512	$200,000	$100,210
Christopher Reid	Senior Vice President, Sales	81,984	$6.32	69,557	10,000	16,820	$175,000	$87,679
Sheryl Roland	Senior Vice President, Administration	76,436	$11.95	42,759	2,000	26,757	$175,000	$87,679
David Rosenthal	Senior Vice President, Development	121,250	$13.73	9,155	3,000	86,321	$200,000	$100,210
Brian Sullivan	Senior Vice President, General Manager, Search & Content Solutions	86,302	$11.66	29,571	3,000	44,798	$190,000	$95,203
Anil Arora	Director	35,000	$15.98	19,687	3,750	19,063	$—	$—
Charles J. Fitzgerald, Jr.	Director	35,000	$8.50	27,708	—	7,292	$—	$—
James R. Glynn	Director	62,857	$7.08	52,201	3,750	14,406	$—	$—
William H. Harris, Jr.	Director	35,000	$11.00	22,604	3,750	16,146	$—	$—
Kurt R. Jaggers	Director	35,000	$8.50	27,708	—	7,292	$—	$—
Douglas Lindroth	Director	35,000	$13.23	13,125	3,750	25,625	$—	$—
Jeffrey W. Lunsford	Director	82,618	$9.56	47,618	—	35,000	$—	$—
James S. Mahan, III	Director	42,857	$5.25	39,285	3,750	7,322	$—	$—

(1)	All restricted shares are unvested as of December 7, 2007.

(2)	With respect to executive officers, pursuant to the executive officer severance agreements, vesting will accelerate with respect to 75% of the unvested restricted stock awards and unvested stock options held by the executive officer upon the termination of the executive officer’s employment by the company without “cause” or by the executive officer for “good reason” within twelve months following a change in control of Visual Sciences (which would include the consummation of the merger). With respect to directors, pursuant to change in control letter agreements with the non-employee directors (which includes all directors of Visual Sciences other than Mr. MacIntyre), vesting will accelerate with respect to all of the unvested restricted stock awards and unvested stock options held by each such director upon a change in control of Visual Sciences (which would include the consummation of the merger).

(3)	The amount of cash severance benefit identified for each executive officer (1) assumes that the executive officer’s employment is terminated without “cause” by the company or by the executive officer for “good reason” within twelve months following a change in control of Visual Sciences, and with respect to Mr. MacIntyre within six months prior to a change in control of Visual Sciences, and (2) is based upon current base salaries.

(4)	Pursuant to Mr. MacIntyre’s employment agreement, upon a change in control of Visual Sciences (which would include consummation of the merger), Visual Sciences’ repurchase rights will lapse as to 50% of Mr. MacIntyre’s restricted stock awards, if any, remaining unvested on the date of the change in control, and Mr. MacIntyre’s stock options will become immediately exercisable as to 50% of the shares unvested on the date of the change in control. In addition, upon termination of Mr. MacIntyre’s employment by the company other than for “cause” or by Mr. MacIntyre for “good reason” within six months prior to the date of a change in control of Visual Sciences in certain circumstances, or within twelve months following a change in control of Visual Sciences, Visual Sciences’ repurchase rights will lapse as to 100% of Mr. MacIntyre’s restricted stock awards, if any, remaining unvested on the date of termination, and his stock options will become immediately exercisable as to 100% of the shares unvested on the date of termination, other than 125,000 of the then remaining unvested shares, which will vest in equal installments on a monthly basis over a period of 15 months in exchange for Mr. MacIntyre’s continuing to provide transition consulting services to Visual Sciences.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the merger that are expected to apply generally to U.S. Holders (defined below) of Visual Sciences stock upon an exchange of their Visual Sciences common stock for Omniture common stock and cash in the merger. The merger for this purpose includes the first merger and the second merger, if it occurs, as part of one integrated plan of reorganization for U.S. federal income tax purposes. This summary is based upon current provisions of the Code, existing Treasury Regulations, and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect. Any change could alter the tax consequences described in this summary to Omniture, Visual Sciences, or the stockholders of Visual Sciences. This summary is not binding on the Internal Revenue Service, or the IRS, and there can be no assurance that the IRS (or a court, in the event of an IRS challenge) will agree with the conclusions stated herein. The following discussion does not address the tax consequences of the merger under U.S. federal non-income tax laws or under state, local, or foreign tax laws; the tax consequences of transactions effectuated before, after, or at the same time as the merger, whether or not they are in connection with the merger, including, without limitation, transactions in which Visual Sciences shares are acquired or Omniture shares are disposed of; the tax consequences to holders of options issued by Visual Sciences that are assumed, replaced, exercised, or converted, as the case may be, in connection with the merger; the tax consequences of the receipt of Omniture shares other than in exchange for Visual Sciences shares; or the tax consequences of the ownership or disposition of Omniture shares acquired in the merger.

No attempt has been made to comment on all U.S. federal income tax consequences of the merger that may be relevant to particular holders of Visual Sciences common stock that are subject to special treatment under U.S. federal income tax laws, including, without limitation: dealers, brokers, and traders in securities; stockholders who are not U.S. Holders; tax-exempt entities; banks, regulated investment companies, real estate investment trusts, insurance companies and other financial institutions; partnerships, limited liability companies that are not treated as corporations for U.S. federal income tax purposes, subchapter S corporations, and other pass-through entities and investors in such entities; holders who are subject to the alternative minimum tax provisions of the Code; holders who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions; holders who hold shares that constitute small business stock within the meaning of Section 1202 of the Code; U.S. persons with a functional currency other than the U.S. dollar; holders who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle, or other risk reduction strategy; or holders who do not hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment).

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Visual Sciences common stock, the tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors regarding the tax consequences of the merger.

Accordingly, holders of Visual Sciences common stock are advised and expected to consult their own tax advisors regarding the U.S. federal income tax consequences of the merger in light of their personal circumstances, as well as the consequences of the merger under U.S. federal tax laws other than income tax laws, and state, local, and foreign tax laws.

For purposes of this discussion, the term “U.S. Holder” means a beneficial owner of Visual Sciences common stock that for U.S. federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation or partnership, or other entity treated as a corporation or partnership for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to U.S. federal income tax on its income regardless of its sources; or

•	a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. Court, or a trust that validly has elected under applicable Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes.

As a condition to the completion of the merger, Wilson Sonsini Goodrich & Rosati, Professional Corporation, or another nationally recognized law firm, is required to render a tax opinion to Omniture, and Latham & Watkins LLP, or another nationally recognized law firm, is required to render a tax opinion to Visual Sciences, that the merger will constitute a reorganization within the meaning of Section 368 of the Code. If Wilson Sonsini Goodrich & Rosati, Professional Corporation, does not render such opinion to Omniture, this condition shall be deemed satisfied if Visual Sciences causes such opinion to be delivered to Omniture by a nationally recognized law firm (other than Latham & Watkins LLP). If Latham & Watkins LLP, does not render such opinion to Visual Sciences, this condition shall be deemed satisfied if Omniture causes such opinion to be delivered to Visual Sciences by a nationally recognized law firm (other than Wilson Sonsini Goodrich & Rosati, Professional Corporation). Neither Omniture nor Visual Sciences intends to waive this closing condition. However, in the event that this closing condition is waived by both Omniture and Visual Sciences, Visual Sciences will resolicit the approval of the Visual Sciences stockholders after providing appropriate disclosure.

The tax opinions will be conditioned upon certain assumptions stated in the tax opinions, and based upon the truth and accuracy, as of the time of completion of the merger, of certain representations and other statements made by Omniture and Visual Sciences in certificates delivered to counsel. If any such representations are inaccurate, or by the time of the completion of the merger become inaccurate, then the tax opinions may no longer be valid. These tax opinions will not be binding on the IRS or any court and will not preclude the IRS from asserting, or a court from sustaining, a contrary conclusion. No ruling has been or will be requested from the IRS in connection with the merger.

Assuming that the merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368 of the Code, the following material U.S. federal income tax consequences will result:

•	Omniture, Voyager Acquisition Corp, Visual Sciences and the Omniture stockholders will not recognize any gain or loss solely as a result of the merger;

•	subject to the discussion below regarding the treatment of cash received in lieu of a fractional share, a holder of Visual Sciences common stock who receives a combination of Omniture common stock and cash in exchange for Visual Sciences common stock in the merger may recognize gain, but not loss, on the exchange. Such gain, if any, that the holder will recognize will equal the lesser of (1) the amount of cash received in the exchange (other than cash received in lieu of a fractional share) or (2) the excess of (A) the sum of the cash (other than cash received in lieu of a fractional share) plus the fair market value of the Omniture common stock received in the exchange (treating any fractional shares as received for this purpose) over (B) the tax basis of the Visual Sciences common stock surrendered;

•	the aggregate tax basis of the shares of Omniture common stock received by a Visual Sciences stockholder in the merger (including any fractional share deemed received, as described below) will be equal to the aggregate tax basis of the shares of Visual Sciences common stock surrendered in exchange therefor, decreased by any cash received (other than cash received in lieu of a fractional share) and increased by any gain recognized (other than any gain recognized as a result of cash received in lieu of a fractional share);

•	the holding period of the shares of Omniture common stock received by a Visual Sciences stockholder in the merger will include the holding period of the shares of Visual Sciences common stock surrendered in exchange therefor;

•	The gain recognized by stockholders will be a capital gain and will be long term capital gain if the stockholder’s holding period for its Visual Sciences common stock is more than one year, provided that the receipt of the cash does not have the effect of a dividend for U.S. tax purposes. In general, the determination of whether the receipt of cash pursuant to the merger will be treated as a dividend for U.S. federal income tax purposes depends upon the extent to which a Visual Sciences stockholder’s receipt of cash reduces its deemed percentage stock ownership of Omniture. For purposes of this determination, a Visual Sciences stockholder will be treated as if it first exchanged all of its Visual Sciences common stock solely for Omniture common stock, and then Omniture immediately redeemed a portion of such Omniture common stock in exchange for the cash that such stockholder actually received. The deemed redemption will not be treated as a dividend for U.S. federal income tax purposes if it results in a “meaningful reduction” in the stockholder’s deemed percentage stock ownership of Omniture, taking into account certain constructive ownership rules. The IRS has ruled that a minority stockholder in a publicly held corporation whose relative stock interest is minimal and who exercises no control with respect to corporate affairs is considered to have a “meaningful reduction” if the stockholder has even a minor reduction in percentage stock ownership under the above analysis. As these rules are complex and dependent upon a Visual Sciences stockholder’s specific circumstances, each Visual Sciences stockholder should consult its tax advisor to determine whether the receipt of cash by such stockholder may be treated as a dividend for U.S. federal income tax purposes;

•	generally, cash payments received by Visual Sciences’ stockholders in lieu of fractional shares of Omniture common stock will be treated as if such fractional shares were issued in the merger and then redeemed by Omniture for cash resulting in a recognition of gain or loss equal to the difference, if any, between the stockholder’s basis in the fractional share and the amount of cash received in lieu of such fractional share. The gain or loss recognized by stockholders will be a capital gain or loss and will be long term capital gain if the stockholder’s holding period for its Visual Sciences common stock is more than one year; and

•	long-term capital gains of non-corporate taxpayers currently are taxed at a maximum 15% federal rate. Short-term capital gains are taxed at ordinary income rates. Subject to certain exceptions, dividends received by non-corporate stockholders currently are taxed at a maximum 15% federal rate, provided certain holding period requirements are met.

Visual Sciences stockholders who owned at least five percent (by vote or value) of the total outstanding stock of Visual Sciences or Visual Sciences stock with a tax basis of $1,000,000 or more are required to attach a statement to their tax returns for the year in which the merger is completed that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the stockholder’s tax basis in the stockholder’s Visual Sciences common stock and the fair market value of such stock.

For purposes of the above discussion of the basis and holding periods for shares of Visual Sciences common stock and Omniture common stock, stockholders who acquired different blocks of Visual Sciences common stock at different times for different prices must calculate their gains and losses and holding periods separately for each identifiable block of such stock exchanged, converted, cancelled, or received in the merger.

The above discussion does not apply to Visual Sciences stockholders who properly perfect appraisal rights. Generally, a Visual Sciences stockholder who perfects appraisal rights with respect to such stockholder’s shares of Visual Sciences common stock will recognize capital gain or loss equal to the difference between such stockholder’s tax basis in those shares and the amount of cash received in exchange for those shares.

Certain noncorporate Visual Sciences stockholders may be subject to backup withholding, at a rate of 28%, on cash received pursuant to the merger. Backup withholding will not apply, however, to a Visual Sciences stockholder who (1) furnishes a correct taxpayer identification number and certifies that the Visual Sciences stockholder is not subject to backup withholding on IRS Form W-9 or a substantially similar form, (2) provides a certification of foreign status on an appropriate Form W-8 or successor form, or (3) is otherwise exempt from backup withholding. If a Visual Sciences stockholder does not provide a correct taxpayer identification number on IRS Form W-9 or a substantially similar form, then the Visual Sciences stockholder may be subject to penalties imposed by the IRS. Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the Visual Sciences stockholder’s U.S. federal income tax liability, provided that the Visual Sciences stockholder timely furnishes the required information to the IRS.

Tax matters are very complicated, and the tax consequences of the merger to a particular stockholder of Visual Sciences will depend in part on such stockholder’s circumstances. Accordingly, we urge you to consult your own tax advisor for a full understanding of the tax consequences of the merger to you, including the applicability and effect of federal, state, local and foreign income and other tax laws.

Accounting Treatment of the Merger

Omniture will account for the merger using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations,” with Omniture treated as the acquiring entity. Accordingly, consideration paid by Omniture will be allocated to Visual Sciences’ assets and liabilities based upon their estimated fair values as of the date of the closing of the merger. The results of operations of Visual Sciences will be included in Omniture’s results of operations from the date of the closing of the merger.

Regulatory Approvals

Under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended, or HSR Act and related rules, the merger may not be consummated unless certain filings have been submitted to the Federal Trade Commission, or the FTC, and the Antitrust Division of the U.S. Department of Justice, or the DOJ, and the waiting period provided in the HSR Act has expired or been terminated. Omniture and Visual Sciences filed the appropriate notification and report forms with the FTC and the DOJ on November 7, 2007, and early termination of the waiting period was granted on December 5, 2007.

The FTC and the DOJ frequently scrutinize the legality under the antitrust laws of transactions like the merger. At any time before or after the completion of the merger, the FTC or the DOJ could take any action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger or seeking the divestiture of substantial assets of Omniture and Visual Sciences. In addition, certain private parties, as well as state attorneys general and other antitrust authorities, may challenge the transaction under antitrust laws under certain circumstances.

While Omniture and Visual Sciences believe that the completion of the merger will not violate any antitrust laws, there can be no assurance that a challenge to the merger on antitrust grounds will not be made, or, if such a challenge is made, what the result will be. Omniture and Visual Sciences have each agreed to use their reasonable efforts to cause the expiration of the waiting period under the HSR Act, resolve any objections to the merger that may be asserted by any governmental entity and undertake any reasonable actions required to lawfully complete the merger. However, Omniture and Visual Sciences agreed that nothing contained in the merger agreement requires Omniture or Visual Sciences or any of their subsidiaries or affiliates to agree to any action of divestiture which is reasonably likely to have a material adverse effect on the condition (financial or otherwise), business, assets, liabilities or results of operations of either Omniture (or any of its subsidiaries) or Visual Sciences (or any of its subsidiaries), taken individually or in the aggregate, or is not conditioned on the completion of the merger.

Restrictions on Sales of Shares of Omniture Common Stock Received in the Merger

The shares of Omniture common stock to be issued in connection with the merger will be registered under the Securities Act and will be freely transferable, except for shares of Omniture common stock issued to any person who is deemed to be an “affiliate” of Visual Sciences prior to the merger and except for shares of restricted Omniture common stock issued in exchange for Visual Sciences restricted common stock, which will be subject to the same restrictions on transfer as were the shares of Visual Sciences restricted common stock for which they were exchanged. Persons who may be deemed “affiliates” of Visual Sciences prior to the merger include individuals or entities that control, are controlled by, or are under common control with Visual Sciences prior to the merger, and may include officers and directors, as well as principal stockholders of Visual Sciences prior to the merger.

Persons who may be deemed to be affiliates of Visual Sciences prior to the merger may not sell any of the shares of Omniture common stock received by them in connection with the merger except pursuant to:

•	an effective registration statement under the Securities Act covering the resale of those shares;

•	an exemption under paragraph (d) of Rule 145 under the Securities Act; or

•	any other applicable exemption under the Securities Act.

Omniture’s registration statement on Form S-4, of which this joint proxy statement/prospectus forms a part, does not cover the resale of shares of Omniture common stock to be received in connection with the merger by persons who may be deemed to be affiliates of Visual Sciences prior to the merger.

Listing on the Nasdaq Global Market of Omniture Shares Issued Pursuant to the Merger

Omniture will use its reasonable efforts to cause the shares of Omniture common stock to be issued, and those required to be reserved for issuance, in connection with the merger to be authorized for listing on the Nasdaq Global Market before the completion of the merger, subject to official notice of issuance.

Delisting and Withdrawing from Registration of Visual Sciences Common Stock After the Merger

If the merger is completed, Visual Sciences common stock will be delisted from the Nasdaq Global Market and withdrawn from registration under the Exchange Act. In addition, Visual Sciences will cease to be a reporting company under the Exchange Act.

Appraisal Rights

Omniture stockholders are not entitled to appraisal rights in connection with the merger under the General Corporation Law of the State of Delaware.

Holders of shares of Visual Sciences common stock who do not vote in favor of the adoption of the merger agreement and who properly demand appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the General Corporation Law of the State of Delaware.

The following discussion is not a complete statement of the law pertaining to appraisal rights under the General Corporation Law of the State of Delaware and is qualified in its entirety by the full text of Section 262 which is attached to this joint proxy statement/prospectus as Annex B. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.

Under Section 262, holders of shares of Visual Sciences common stock who do not vote in favor of the adoption of the merger agreement and who otherwise follow the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment in cash of the “fair value” of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Court, together with interest, if any, to be paid upon the amount determined to be the fair value.

Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This joint proxy statement/ prospectus shall constitute the notice, and the full text of Section 262 is attached to this joint proxy statement/ prospectus as Annex B. Any holder of common stock of Visual Sciences who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review the following discussion and Annex B carefully because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of common stock, Visual Sciences believes that if a stockholder considers exercising such rights, such stockholder should seek the advice of legal counsel.

Filing Written Demand.  Any holder of common stock of Visual Sciences wishing to exercise appraisal rights must deliver to Visual Sciences, before the vote on the adoption of the merger agreement at the special meeting at which the proposal to adopt the merger agreement will be submitted to the stockholders, a written demand for the appraisal of the stockholder’s shares, and that stockholder must not vote in favor of the adoption of the merger agreement. A holder of shares of common stock of Visual Sciences wishing to exercise appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective date of the merger, since appraisal rights will be lost if the shares are transferred prior to the effective date of the merger. The holder must not vote in favor of the adoption of the merger agreement. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement, and it will constitute a waiver of the stockholder’s right of appraisal and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the adoption of the merger agreement or abstain from voting on the adoption of the merger agreement. Neither voting against the adoption of the merger agreement, nor abstaining from voting or failing to vote on the proposal to adopt the merger agreement, will in and of itself constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the adoption of the merger agreement. The demand must reasonably inform Visual Sciences of the identity of the holder as well as the intention of the holder to demand an appraisal of the “fair value” of the shares held by the holder. A stockholder’s failure to make the written demand prior to the taking of the vote on the adoption of the merger agreement at the special meeting of stockholders will constitute a waiver of appraisal rights.

Only a holder of record of shares of common stock of Visual Sciences is entitled to demand an appraisal of the shares registered in that holder’s name. A demand for appraisal in respect of shares of common stock of Visual Sciences should be executed by or on behalf of the holder of record, fully and correctly, as the holder’s name appears on the holder’s stock certificates, should specify the holder’s name and mailing address and the number of shares registered in the holder’s name and must state that the person intends thereby to demand appraisal of the holder’s shares in connection with the merger. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners. If the shares are held in “street name” by a broker, bank or nominee, the broker, bank or nominee may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising the rights with respect to the shares held for other beneficial owners; in such case, however, the written demand should set forth the number of shares as to which appraisal is sought and where no number of shares is expressly mentioned the demand will be presumed to cover all shares of common stock of Visual Sciences held in the name of the record owner.

Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such a nominee.

All written demands for appraisal pursuant to Section 262 should be sent or delivered to Visual Sciences at 10182 Telesis Court, 6th Floor, San Diego, California 92121, Attention: Secretary.

At any time within 60 days after the effective date of the merger, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the merger agreement by delivering to Visual Sciences, as the surviving corporation, a written withdrawal of the demand for appraisal. However, any such attempt to withdraw the demand made more than 60 days after the effective date of the merger will require written approval of the surviving corporation. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Court deems just; provided, however, that the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the merger consideration offered pursuant to the merger agreement within 60 days after the effective date of the merger. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required, or, except with respect to any stockholder who withdraws such stockholder’s right to appraisal in accordance with the proviso in the immediately preceding sentence, if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration being offered pursuant to the merger agreement.

Notice by the Surviving Corporation.  Within ten days after the effective date of the merger, the surviving corporation must notify each holder of common stock of Visual Sciences who has made a written demand for appraisal pursuant to Section 262, and who has not voted in favor of the adoption of the merger agreement, that the merger has become effective.

Filing a Petition for Appraisal.  Within 120 days after the effective date of the merger, but not thereafter, the surviving corporation or any holder of common stock of Visual Sciences who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all dissenting holders. The surviving corporation is under no obligation to and has no present intention to file a petition and holders should not assume that the surviving corporation will file a petition. Accordingly, it is the obligation of the holders of common stock of Visual Sciences to initiate all necessary action to perfect their appraisal rights in respect of shares of common stock of Visual Sciences within the time prescribed in Section 262. Within 120 days after the effective date of the merger, any holder of common stock of Visual Science who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statement must be mailed within ten days after a written request therefor has been received by the surviving corporation or within ten days after the expiration of the period for delivery of demands for appraisal, whichever is later. Notwithstanding the foregoing, a person who is the beneficial owner of shares of common stock of Visual Sciences held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from Visual Sciences the statement described in this paragraph.

If a petition for an appraisal is timely filed by a holder of shares of common stock of Visual Sciences and a copy thereof is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the Court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares to submit their stock certificates to the

Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to the stockholder.

Determination of Fair Value.  After the Delaware Court of Chancery determines the holders of common stock of Visual Sciences entitled to appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Court shall determine the “fair value” of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment.

In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods that are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the Court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an investment banking opinion as to fairness from a financial point of view is not necessarily an opinion as to fair value under Section 262. Although Visual Sciences believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither Omniture nor Visual Sciences anticipate offering more than the applicable merger consideration to any stockholder of Visual Sciences exercising appraisal rights, and reserve the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of common stock of Visual Sciences is less than the applicable merger consideration. The Delaware courts have stated that the methods which are generally considered acceptable in the financial community and otherwise admissible in court may be considered in the appraisal proceedings. In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting stockholder’s exclusive remedy.

If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the action (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Court and taxed upon the parties as the Court deems equitable under the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by a stockholder in connection with an appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts utilized in the appraisal proceeding, to be charged pro rata against the value of all the shares entitled to be appraised.

If any stockholder who demands appraisal of shares of common stock of Visual Sciences under Section 262 fails to perfect, successfully withdraws or loses such holder’s right to appraisal, the stockholder’s shares of common stock of Visual Sciences will be deemed to have been converted at the effective date of the merger into the right to receive the merger consideration pursuant to the merger agreement. A stockholder will fail to perfect, or effectively lose, the holder’s right to appraisal if no petition for appraisal is filed within 120 days after the effective date of the merger. In addition, as indicated above, a stockholder may withdraw his, her or its demand for appraisal in accordance with Section 262 and accept the merger consideration offered pursuant to the merger agreement.

Failure to comply strictly with all of the procedures set forth in Section 262 of the General Corporation Law of the State of Delaware will result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder wishing to exercise appraisal rights is urged to consult legal counsel before attempting to exercise those rights.

AGREEMENTS RELATED TO THE MERGER

The Merger Agreement

The following is a summary of the material provisions of the merger agreement. This summary is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus and is incorporated into this joint proxy statement/prospectus by reference. You should read the merger agreement in its entirety, as it is the legal document governing the merger, and the provisions of the merger agreement are not easily summarized.

Structure of the Merger

The merger agreement provides for the merger of Voyager Acquisition Corp, a newly formed, wholly-owned subsidiary of Omniture, with and into Visual Sciences. Visual Sciences will survive the merger as a wholly-owned subsidiary of Omniture, which we refer to as the first merger.

An alternative structure for the merger will be utilized, however, if all of the conditions to closing have been satisfied or waived, except that Omniture and Visual Sciences cannot deliver certain tax representation letters relating to the first merger, and the tax opinion closing condition has not been waived by both Omniture and Visual Sciences, but the closing could occur if certain alternative tax representations letters were delivered by Omniture and Visual Sciences relating to the alternative structure. In that case, immediately following the first merger, Visual Sciences would be merged as part of one integrated transaction into a limited liability company wholly-owned by Omniture that is disregarded as an entity for U.S. federal income tax purposes, which we refer to as the second merger.

When we refer to the merger we refer to the first merger, taken together with the second merger, if it occurs. The merger consideration payable to Visual Sciences stockholders will not change if the second merger is completed.

Merger Consideration

Upon completion of the merger, each share of Visual Sciences common stock outstanding immediately prior to the effective time of the merger, other than dissenting shares, will be canceled and automatically converted into the right to receive the merger consideration which is comprised of (A) 0.49 of a share of Omniture common stock and (B) $2.39 in cash, without interest, upon surrender of such share of Visual Sciences common stock in the manner provided in the merger agreement.

The per share stock exchange ratio in the merger will be adjusted to reflect fully the effect of any stock split, reverse stock split, subdivision, stock dividend (including any dividend or distribution of securities convertible into Omniture common stock or Visual Sciences common stock), reorganization, recapitalization, reclassification, combination or exchange of shares or other like change with respect to Omniture common stock (including any amendment to Omniture’s certificate of incorporation that disproportionately affects the Omniture common stock to be delivered to the holders of Visual Sciences common stock pursuant to the merger agreement in comparison to the effect such amendment has on the Omniture common stock outstanding immediately prior to such amendment) or Visual Sciences common stock having a record date on or after the date of the merger agreement and prior to the effective time of the merger.

Each holder of Visual Sciences common stock who is entitled to demand and properly demands appraisal of such shares and who complies with Section 262 of the Delaware General Corporation Law shall not receive the merger consideration but instead shall receive the consideration that may be due to the holder under Section 262. However, if such holder fails to perfect, withdraws or loses such holder’s right to payment or appraisal, the shares will be converted into the right to receive the merger consideration, cash in lieu of any fractional share and any dividends or other distributions to which recipients of the merger consideration are entitled. Visual Sciences has agreed to give Omniture prompt notice of any demands for appraisal, to give Omniture the right to control all negotiations and proceedings with respect to such demands and to not settle or offer to settle any appraisal claims or voluntarily make any payments in respect of appraisal claims without Omniture’s prior consent.

The aggregate number of shares of Omniture common stock to be issued to Visual Sciences stockholders and optionholders in connection with the merger (including upon the exercise of options assumed by Omniture in the merger) will equal approximately 11.9 million shares. The actual number of shares of Omniture common stock issuable pursuant to the assumption of Visual Sciences stock options will vary depending upon the final calculation of the option exchange ratio, as described herein. The aggregate amount of cash to be paid by Omniture to the Visual Sciences stockholders in the merger will equal approximately $50.2 million.

Treatment of Visual Sciences Stock Options and Stock-Based Awards

At the effective time of the merger, Omniture will assume each outstanding option to purchase shares of Visual Sciences common stock, whether vested or unvested, and convert it into an option to purchase that number of shares of Omniture common stock equal to the number of shares of Visual Sciences common stock subject to the original Visual Sciences option immediately prior to the effective time of the merger multiplied by an option exchange ratio, and rounded down to the nearest whole share. The exercise price per share for each assumed Visual Sciences option will be equal to the exercise price per share of the original Visual Sciences option immediately prior to the effective time of the merger divided by the option exchange ratio, rounded up to the nearest whole cent. Each assumed option will be subject to all other terms and conditions that were applicable to the original Visual Sciences option. The option exchange ratio will be equal to 0.49 plus the quotient obtained by dividing $2.39 by the average closing sale price on the Nasdaq Global Market for one share of Omniture common stock for the ten trading days ending on the trading day prior to the closing date. Each assumed option will be vested immediately following the effective time of the merger as to the same percentage of shares as immediately prior to the effective time of the merger, except to the extent such option or another agreement provides for acceleration of vesting. As of December 7, 2007, options to purchase approximately 3.3 million shares of Visual Sciences common stock were outstanding under Visual Sciences’ stock option plans.

Omniture has agreed to file, no later than ten business days following the effective date of the merger, a registration statement on Form S-8, if available, to register the sale of shares of Omniture common stock issuable in connection with the assumed options that are eligible for registration on Forms S-8, and to use all reasonable efforts to cause such registration statement to remain effective until the date on which such assumed options are no longer outstanding.

Unless otherwise provided under an applicable restricted stock purchase agreement or other agreement with Visual Sciences, the Omniture restricted common stock issued in exchange for shares of Visual Sciences restricted common stock will remain unvested and continue to be subject to the same repurchase option, risk of forfeiture or other conditions and the cash portion of the merger consideration payable with respect to such shares of restricted common stock shall be withheld and retained by Omniture until the applicable repurchase option, risk of forfeiture or other condition expires or is otherwise extinguished and will continue to be subject to the same repurchase option, risk of forfeiture or other conditions. In the event that a share of Omniture restricted common stock issued in exchange for Visual Sciences restricted common stock is forfeited by the holder thereof pursuant to its terms, the cash portion of the merger consideration will also be permanently retained by Omniture.

Fractional Shares

Omniture will not issue any fractional shares of common stock in connection with the merger. Instead, each holder of Visual Sciences common stock who would otherwise be entitled to receive a fraction of a share of

Omniture common stock (after aggregating all fractional shares of Omniture common stock that would otherwise be received by such Visual Sciences stockholder) will be entitled to receive cash, without interest, in an amount equal to such fraction multiplied by the average closing price of one share of Omniture common stock for the ten most recent trading days that Omniture common stock has traded, ending on the trading day one day prior to the date the merger is completed, as reported on the Nasdaq Global Market.

Exchange of Shares of Visual Sciences Common Stock for Shares of Omniture Common Stock

Promptly following completion of the merger, American Stock Transfer and Trust Company, the exchange agent for the merger, will mail to each record holder of Visual Sciences common stock a letter of transmittal and instructions for surrendering the record holder’s Visual Sciences stock certificates or non-certificated shares of Visual Sciences common stock represented by book entry in exchange for the merger consideration and cash in lieu of any fractional share. Only those holders of Visual Sciences common stock who properly surrender their Visual Sciences stock certificates or book entry shares in accordance with the exchange agent’s instructions will receive:

•	the amount of cash, without interest, to which such holder is entitled pursuant to the merger agreement;

•	the number of whole shares of Omniture common stock to which such holder is entitled pursuant to the merger agreement;

•	cash in lieu of any fractional share of Omniture common stock; and

•	cash for dividends or other distributions, if any, to which they are entitled under the terms of the merger agreement.

The surrendered Visual Sciences stock certificates and book entry shares will be canceled at the effective time of the merger. After the effective time of the merger, outstanding shares of Visual Sciences common stock that have not been surrendered will represent only the right to receive each of the items, as the case may be, enumerated above. Following the completion of the merger, Visual Sciences will not register any transfers of Visual Sciences common stock on its stock transfer books. Holders of Visual Sciences common stock should not send in their Visual Sciences stock certificates until they receive a letter of transmittal from American Stock Transfer and Trust Company with instructions for the surrender of Visual Sciences stock certificates or book entry shares.

Distributions with Respect to Unexchanged Shares

Holders of Visual Sciences common stock are not entitled to receive any dividends, payment in lieu of any fractional share or other distributions on Omniture common stock until the merger is completed. After the merger is completed, holders of Visual Sciences common stock will be entitled to dividends, payment in lieu of any fractional share and other distributions declared or made after the closing of the merger with respect to the number of whole shares of Omniture common stock which they are entitled to receive upon exchange of their Visual Sciences common stock, but they will not be paid any dividends, payment in lieu of any fractional shares or other distributions on the Omniture common stock until they surrender their Visual Sciences stock certificates or book entry shares to the exchange agent in accordance with the exchange agent instructions. After surrender of the certificates or book entry shares, such holders will receive any such dividends, payments in lieu of any fractional share or other distributions to which they are entitled as cash without interest.

Transfers of Ownership and Lost Stock Certificates

If shares of Omniture common stock are to be issued in a name other than that in which the Visual Sciences stock certificates or book entry shares surrendered in exchange for such Omniture common stock are registered, it will be a condition of the issuance thereof that the certificates or book entry shares so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Omniture (or any agent designated by it) any transfer fees or other taxes required by reason of the issuance of shares of Omniture common stock in connection with the merger in any name other than that of the registered holder of the Visual Sciences stock certificates or book entry shares surrendered, or established to the satisfaction of Omniture (or any agent designated by it) that such tax has been paid or is not payable.

In the event any Visual Sciences stock certificates have been lost, stolen or destroyed, the exchange agent shall issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Omniture common stock, cash for a fractional share, and any dividends or distributions payable pursuant to the merger agreement; provided, however, that the exchange agent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond at the holder’s expense in such sum as it may reasonably direct as indemnity against any claim that may be made against Omniture, Visual Sciences or the exchange agent with respect to the certificates alleged to have been lost, stolen or destroyed.

Termination of the Exchange Fund

At any time after the one year anniversary of the closing date of the merger, Omniture may require the exchange agent to return to Omniture all share certificates and cash held by the exchange agent for delivery and payment to former stockholders of Visual Sciences pursuant to the merger agreement. Thereafter, former stockholders of Visual Sciences may look only to Omniture for any merger consideration and any cash payment related to any dividends or distributions to which they may be entitled upon surrender of their shares of Visual Sciences common stock.

If any stock certificates representing Visual Sciences common stock or any book entry shares have not been surrendered prior to seven years from the closing date of the merger, any portion of the exchange fund remaining unclaimed as a result of any person’s failure to surrender such Visual Sciences common stock or any book entry shares shall become the property of Omniture, free and clear of any claims by such person, to the extent permitted by law.

Representations and Warranties

The merger agreement contains representations and warranties made by Omniture and Visual Sciences regarding aspects of their respective businesses, financial condition, subsidiaries and structure, as well as other facts pertinent to the merger. The assertions embodied in the representations and warranties contained in the merger agreement are qualified by information in confidential disclosure letters provided by Omniture and Visual Sciences to each other in connection with the signing of the merger agreement. These disclosure letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the merger agreement. Moreover, certain representations and warranties in the merger agreement were used for the purpose of allocating risk between Omniture and Visual Sciences rather than establishing matters as facts. In addition, information concerning the subject matter of these representations and warranties may have changed since the execution of the merger agreement. Accordingly, you should not rely on the representations and warranties in the merger agreement as characterizations of the actual state of facts about Omniture or Visual Sciences.

These representations and warranties of Omniture, Voyager Acquisition Corp and Visual Sciences in the merger agreement relate to the following subject matters:

•	corporate organization, qualifications to do business, corporate standing and corporate power;

•	charter documents of such party and charter documents of subsidiaries;

•	ownership of subsidiary capital stock and the absence of restrictions or encumbrances with respect to the capital stock of subsidiaries;

•	capitalization;

•	corporate authorization to enter into and consummate the transactions contemplated by the merger agreement and the enforceability of the merger agreement;

•	absence of any conflict with or violation of any applicable legal requirements of the corporate charter and bylaws, and the charter, bylaws and similar organizational documents of subsidiaries as a result of entering into and consummating the transactions contemplated by the merger agreement;

•	the effect of entering into and consummating the transactions contemplated by the merger agreement on material contracts;

•	governmental and regulatory approvals required to complete the merger;

•	filings and reports with the SEC;

•	financial statements;

•	internal controls and procedures;

•	compliance with the Sarbanes-Oxley Act and the rules and regulations of Nasdaq;

•	absence of any material adverse effect in business since June 30, 2007, and the absence of certain other changes and events since June 30, 2007 through October 25, 2007, the date of the merger agreement;

•	compliance with applicable laws;

•	litigation;

•	payments, if any, required to be made to brokers, finders fees or agent’s commissions, or other similar charges on account of the merger;

•	accuracy of information supplied in this joint proxy statement/prospectus and the related registration statement filed by Omniture with the SEC;

•	approvals by the respective boards of directors; and

•	the receipt of a fairness opinion.

In addition, Visual Sciences made representations and warranties to Omniture regarding:

•	its minute books;

•	taxes;

•	intellectual property;

•	possession of and compliance with permits required for the operation of its business;

•	transactions with affiliates;

•	employee benefit plans and labor relations;

•	real and personal property;

•	environmental matters;

•	absence of breaches of material contracts;

•	insurance;

•	relationships with substantial customers;

•	compliance with export control laws;

•	compliance with the Foreign Corrupt Practices Act; and

•	the inapplicability of state takeover statutes to the merger.

Omniture also made representations and warranties to Visual Sciences that it did not own Visual Sciences stock as of October 25, 2007, and is and was not an “interested stockholder” under Section 203 of the Delaware General Corporation law.

The representations and warranties contained in the merger agreement will not survive the merger, but they form the basis of certain conditions to Omniture’s and Visual Sciences’ obligations to complete the merger.

Covenants of Visual Sciences

Except as contemplated by the merger agreement, Visual Sciences has agreed that, until completion of the merger or termination of the merger agreement, it will, except as contemplated by the merger agreement, as required by law or unless Omniture otherwise consents in writing, (1) carry on its and its subsidiaries’ business in the usual, regular and ordinary course, in substantially the same manner as previously conducted, (2) pay its material debts and taxes and pay or perform other material obligations when due, except with respect to those being contested in good faith by appropriate proceedings and (3) use all commercially reasonable efforts consistent with past practices and policies to:

•	preserve substantially intact its present business organization;

•	keep available the services of its present executive officers and employees; and

•	preserve substantially intact its relationships with customers, suppliers, licensors, licensees and others with which it has material business dealings.

Under the merger agreement, Visual Sciences also agreed that, until the earlier of the completion of the merger or termination of the merger agreement, or unless Omniture consents in writing or except as permitted by the merger agreement or required by applicable law, Visual Sciences and its subsidiaries will conduct their businesses in compliance with restrictions relating to the following:

•	entering into any new line of business;

•	declaring, setting aside or paying dividends or making any other distributions;

•	splitting, combining or reclassifying its capital stock or issuing or authorizing the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock;

•	purchasing, redeeming or acquiring its capital stock or the capital stock of its subsidiaries other than repurchases of unvested shares at cost or for de minimus amounts in connection with employee terminations or resignations of any director or consultant, under stock option or purchase agreements existing as of the date of the merger agreement;

•	issuing, delivering, selling, authorizing, pledging or otherwise encumbering its capital stock, voting debt or securities convertible into its capital stock or voting debt, or entering into any agreement or obligation to do the same other than:

•	issuances of its common stock upon the exercise of options, warrants or other rights of Visual Sciences in effect on the date of the merger agreement or granted subsequent to the date of the merger agreement as a routine grant of options or other stock-based awards as described below;

•	grants of stock options in the ordinary course of business consistent with past practice on standard terms to new employees;

•	grants of stock options to existing Visual Sciences employees other than directors and officers under its stock option plans in the ordinary course of business consistent with past practice in connection with annual compensation reviews or ordinary course promotions not to exceed 30,000 shares to any individual or 300,000 shares in the aggregate;

•	modifying or amending its certificate of incorporation and bylaws or the certificate of incorporation, bylaws or similar organizational documents of its subsidiaries;

•	acquiring or agreeing to acquire by merger or consolidation with, or by purchasing any equity or voting interest in or a portion of the assets of, or by any other manner, any business of any person or entity, or otherwise acquiring any assets which are material to Visual Sciences and its subsidiaries taken as a whole;

•	entering into any binding agreement, agreement in principle, letter of intent, memorandum of understanding or similar agreement with respect to any material joint venture, strategic partnership or alliance, other than in connection with certain non-exclusive stream partner, reseller, channel partner or similar arrangements in the ordinary course of business consistent with past practice that are terminable upon no more than twelve months prior notice;

•	selling, leasing, licensing, encumbering or otherwise disposing of any properties or assets except for the (1) sale, lease or disposition of property or assets that are not material, individually or in the aggregate, to the business of Visual Sciences and its subsidiaries taken as a whole; (2) perpetual licenses of Visual Sciences products in the ordinary course of business consistent with past practice having no material support, maintenance or service obligations other than those obligations that are terminable by Visual Sciences or its subsidiaries upon no more than one year notice without liability or financial obligation to Visual Sciences or its subsidiaries or (3) the provision of Visual Sciences products on a hosted services basis in the ordinary course of business consistent with past practice other than those terminable by Visual Sciences or any of its subsidiaries within no more than three years without liability or financial obligation to Visual Sciences or its subsidiaries;

•	making any loans, advances or capital contributions to, or investments in, any other person, other than loans or investments by Visual Sciences or a wholly-owned subsidiary of Visual Sciences to or in Visual Sciences or any wholly-owned subsidiary of it or employee loans and advances made in the ordinary course of business consistent with past practice;

•	making any material change in its methods or principles of accounting since June 30, 2007, except as required by U.S. GAAP, as concurred in by its independent auditors, or by a governmental entity;

•	making or changing any material tax election or adopting or changing any material tax accounting method;

•	settling or compromising any material tax liability or filing any amended tax return or consenting to any extension or waiver of any limitation period with respect to taxes;

•	revaluing any of Visual Sciences’ assets or making any change in accounting methods, principles or practices, except as required by U.S. GAAP or a governmental entity;

•	paying, discharging, settling or satisfying any material claims, liabilities, obligations or litigation (whether or not commenced prior to the date of the merger agreement) other than (1) to the extent subject to reserves on the Visual Sciences financial statements existing as of the date of the merger agreement in accordance with U.S. GAAP, (2) accounts payable incurred in the ordinary course of business for goods or services or (3) otherwise in the ordinary course of business consistent with past practice or in accordance with their terms, of claims not in excess of $100,000 individually or $1,000,000 in the aggregate, provided that Omniture will not unreasonably withhold, delay or condition its consent with respect to waiver of these provisions;

•	waiving the benefits of, agreeing to modify in any manner materially adverse to Visual Sciences, terminating, releasing any person from or knowingly failing to enforce any material confidentiality or similar agreement to which Visual Sciences or any of its subsidiaries is a party or a beneficiary;

•	except as required by legal requirements or as required by any employee plan or employee agreement in existence as of the date of the merger agreement and disclosed to Omniture, and except, subject to Omniture’s prompt prior review and approval which shall not be unreasonably withheld, with respect to amendments to employee plans and employee agreements as necessary (A) to bring such plans or agreements into compliance with Section 409A of the Code or secure an exemption from Section 409A or (B) reduce or prevent the imposition on any employee or other “disqualified individual” as used in Section 280G of excise taxes pursuant to Section 4999 of the Code:

•	increasing the compensation or fringe benefits of, or making severance, termination or bonus payments to, any employee, consultant or director of Visual Sciences (other than salary increases and bonuses made in the ordinary course of business consistent with past practice with respect to employees who are not executive officers or directors);

•	making any increase in or committing to increase the benefits or expanding the eligibility under any of Visual Sciences’ benefits plans; adopting, amending or making any commitment to adopt or amend any of its benefit plans; or making any contribution, other than regularly scheduled contributions, to any of its benefit plans, subject to certain exceptions;

•	waiving any stock repurchase rights, accelerating, amending or changing the period of exercisability of any options to purchase shares of Visual Sciences common stock or restricted stock, or repricing any options or authorizing cash payments in exchange for any option to purchase shares of Visual Sciences common stock;

•	entering into any employment, severance, termination or indemnification agreement with any Visual Sciences employee or entering into any collective bargaining agreement, other than offer letters in the ordinary course of business consistent with past practice with non-officer employees who are terminable “at-will” without Visual Sciences or its subsidiaries incurring any material liability or financial obligation,

•	making any material oral or written representation or commitment with respect to any material aspect of any Visual Sciences benefit plan that is not materially in accordance with the existing terms and provisions of such Visual Sciences benefit plan;

•	granting any stock appreciation right, phantom stock award, stock related award or performance award to any person; or

•	entering into any agreement with any Visual Sciences employee, the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a change in control, subject to certain exceptions.

•	granting any exclusive rights with respect to any material intellectual property of Visual Sciences;

•	entering into or renewing any contract containing any non-competition, exclusivity or other material restrictions on Visual Sciences, Omniture or their respective businesses following the completion of the merger which is material to the business of Visual Sciences and its subsidiaries taken as a whole, or, following the completion of the merger, Omniture and its subsidiaries taken as a whole, other than renewals of contracts for periods of one year or less on the same terms in place prior to the date of the merger agreement and so long as such restrictions do not apply to Omniture or its subsidiaries, excluding Visual Sciences and its subsidiaries, following the completion of the merger;

•	entering into any agreement or commitment the effect of which would be to grant to a third party following the merger any actual or potential right of license to any intellectual property owned at the effective time of the merger by Omniture or any of its subsidiaries, excluding Visual Sciences and its subsidiaries;

•	taking or agreeing to take any action that would prevent the merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

•	hiring employees, other than in the ordinary course of business;

•	terminating employees or otherwise causing them to resign other than (1) in the ordinary course of business and (2) for cause or poor performance, documented in accordance with Visual Science’s past practices;

•	making any representations to employees or issuing any communications (including electronic communications) that are inconsistent with the merger agreement or the transactions contemplated by the merger agreement, including any representations regarding offers of employment or other benefits from Omniture;

•	incurring any indebtedness for borrowed money or guaranteeing any such indebtedness of another person or issuing or selling any debt securities or any option, warrant, call or other right to acquire any debt securities of Visual Sciences or its subsidiaries, or entering into any “keep well” or other agreement to maintain any financial statement condition of any person or entity (other than a wholly-owned subsidiary of Visual Sciences) or entering into any similar arrangement, other than borrowings, and related guarantees by subsidiaries of debt of Visual Sciences, of up to $15,000,000 at any time outstanding pursuant to Visual Sciences’ Loan and Security Agreement with Silicon Valley Bank or any replacement credit facility on terms not materially less favorable than such agreement;

•	making any individual or series of related payments in excess of $250,000 outside the ordinary course of business or making or committing to make capital expenditures in excess of $750,000 beyond those contained in Visual Sciences’ capital expenditure budget in effect as of the date of the merger agreement;

•	modifying or amending in a manner adverse in any material respect to Visual Sciences, or terminating any non-customer material contract of Visual Sciences, or waiving, releasing or assigning any material rights or claims thereunder in a manner adverse to Visual Sciences, other than in the ordinary course of business consistent with past practice;

•	entering into any contract requiring Visual Sciences or any of its subsidiaries to pay a third party in excess of $250,000 annually or $1,000,000 over the term of the contract; or

•	agreeing in writing or otherwise to take any of the foregoing actions.

Covenants of Omniture

Under the merger agreement, Omniture has agreed that, except as required by applicable legal requirements or the requirements of Nasdaq, until the earlier of completion of the merger or termination of the merger agreement or unless Visual Sciences consents in writing, Omniture will not declare, set aside or pay dividends or make any other distributions on its common stock, other than any stock dividend or distribution which results in an adjustment to the per share stock exchange ratio. In addition, Omniture agreed that, from the date of the merger agreement through the date that the mutual closing condition relating to antitrust waiting periods and approvals is satisfied, Omniture would not acquire or agree to acquire certain entities.

Other Covenants

The merger agreement contains a number of other covenants by Omniture and Visual Sciences, including:

•	Preparation of Registration Statement and Joint Proxy Statement/Prospectus. Omniture and Visual Sciences agreed to promptly prepare and file this joint proxy statement/prospectus, and Omniture agreed to promptly prepare and file the registration statement following the execution of the merger agreement. Both parties also agreed to use reasonable efforts to have the registration statement declared effective by the SEC as promptly as practicable, but in no event prior to the time that the waiting period under the HSR Act and any other applicable antitrust laws have terminated or expired. In connection with such filings, Omniture and Visual Sciences agreed to furnish certain information regarding Omniture and Visual Sciences as reasonably required.

•	Meeting of Stockholders. Omniture and Visual Sciences agreed to take all actions necessary to hold the special meetings of their respective stockholders to consider and vote upon, in the case of Omniture, the issuance of shares of Omniture common stock in connection with the merger and, in the case of Visual Sciences, the adoption of the merger agreement, following the registration statement, of which this joint proxy statement/prospectus is a part, being declared effective by the SEC and all waiting periods under the HSR Act and any other applicable antitrust laws have terminated or expired.

•	Access to Information. Visual Sciences has agreed to afford Omniture and Omniture’s accountants, counsel and other representatives reasonable access during normal business hours to its properties, contracts, books, records and personnel and other documents and data during the period prior to the effective time of the merger and furnish such other information concerning its business as may be reasonably requested, except as prohibited or restricted by applicable law or would cause a waiver of the attorney-client privilege. The parties agreed to use reasonable efforts to enter into a joint defense agreement to permit disclosure without waiver of attorney-client privilege. In addition, Visual Sciences is permitted to redact the names of non-officer employees in connection with any compensation information so furnished.

•	Public Announcements. Omniture and Visual Sciences have agreed to consult with one another before issuing any press release or otherwise making any public statements about the merger or related transactions, unless otherwise required by any applicable laws or regulations or in connection with a change of Visual

Sciences’ recommendation or disclosures by Omniture required to comply with the fiduciary duties of the board of directors of Omniture.

•	Notification of Certain Matters. Omniture and Visual Sciences each agreed to give prompt notice to the other of any representation or warranty in the merger agreement becoming untrue or inaccurate, or any failure to comply with or satisfy in any material respect any covenant or condition to be complied with or satisfied under the merger agreement, in each case where the breach of such representation or warranty or covenant would result in the closing conditions to the merger relating to the accuracy of representations and warranties and compliance of covenants not to be satisfied.

•	Third Party Consents. Omniture and Visual Sciences each agreed to use its reasonable efforts to obtain any material consents, waivers or approvals under any of its respective contracts which are necessary, proper or advisable in connection with the consummation of the transactions contemplated by the merger agreement, subject to certain exceptions.

•	Stock Exchange Listing. Omniture has agreed to use reasonable efforts to authorize for listing on the Nasdaq Global Market the shares of Omniture common stock issuable, and those required to be reserved for issuance, in connection with the merger, subject to official notice of issuance.

•	Affiliates. Visual Sciences has agreed to use reasonable best efforts to obtain an agreement from all persons who may be affiliates of Visual Sciences pursuant to which those stockholders would, among other things, agree not to transfer shares of Omniture common stock they receive pursuant to the merger in violation of the Securities Act and related rules and regulations.

•	Treatment as a Reorganization. Omniture and Visual Sciences have agreed not to, and agreed not to permit any of their respective subsidiaries to, take any action prior to or following the closing that would reasonably be expected to cause the merger to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code. Omniture and Visual Sciences also agreed to deliver tax representation letters in order for each of them to obtain the tax opinions contemplated as a condition to closing.

•	Section 16 Matters. Prior to the effective time of the merger, Visual Sciences had agreed to take all such steps as may be required to cause any dispositions of Visual Sciences common stock resulting from the transactions contemplated by the merger agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Visual Sciences, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

•	Omniture has agreed to cause Voyager Acquisition Corp to comply with all of Voyager Acquisition Corp’s obligations under or relating to the merger agreement.

Indemnification and Insurance

The merger agreement provides that, from and after the effective time of the merger, subject to applicable laws, Omniture will cause Visual Sciences (as the surviving corporation) to honor all indemnification arrangements in place with all past and present directors and officers of Visual Sciences or any of its subsidiaries, and all indemnification agreements entered into on Visual Sciences’ standard form of indemnification agreement with any person who becomes a director or officer of Visual Sciences prior to consummation of the merger for acts or omissions occurring on or prior to completion of the merger. Omniture also agreed to indemnify and hold harmless, to the fullest extent permitted by law, those persons for acts or omissions in connection with approval of the merger agreement and the completion of the merger. The certificate of incorporation and bylaws of the surviving corporation will contain provisions with respect to exculpation and indemnification that are at least as favorable to the indemnified parties as those in Visual Sciences’ certificate of incorporation and bylaws on October 25, 2007, and such provisions will not be amended, repealed or otherwise modified for a period of six years from the date of consummation of the merger in any manner that would adversely affect the rights of the indemnified parties thereunder, unless such modification is required by law.

For a period of six years after the effective time of the merger, Omniture shall cause Visual Sciences (as the surviving corporation) to maintain in effect directors’ and officers’ liability insurance covering those persons covered under Visual Sciences directors’ and officers’ liability insurance on October 25, 2007, on terms no less favorable than those applicable to the current directors and officers of Visual Sciences. However, in no event will the surviving corporation be required to expend more than 200% of the annual premium currently paid by Visual Sciences for such coverage, and to the extent that the annual premium would exceed such amount, the surviving corporation shall maintain the maximum amount of coverage available for such amount. The requirement to maintain insurance may be satisfied if Visual Sciences obtains a prepaid or “tail” policy, provided Visual Sciences may not without Omniture’s consent expend more than 200% of the last annual premium paid by Visual Sciences for the period of twelve months before October 25, 2007.

Employee Benefits

Omniture has agreed that, following the closing, it will take all action necessary to ensure that Omniture or Visual Sciences as the surviving corporation provide that continuing employees are permitted to participate in the employee welfare and benefit plans, programs and policies, including vacation, sick, personal time off, medical, dental, vision, accident, life and disability benefits, maintained by Omniture, as well as any 401(a) plan maintained by Omniture on terms no less favorable in the aggregate than those provided to similarly situated employees of Omniture, including with respect to geographical location.

In addition, each continuing employee will receive credit at Omniture for years of service with Visual Sciences for purposes of eligibility and vesting, but not benefit accruals, subject to limitations imposed by legal requirements, tax qualifications, any applicable break in service rule and where such credit would result in duplication of benefits. Omniture also agreed to cause any pre-existing condition limitation, eligibility waiting periods and evidence of insurability to be waived under Omniture’s group heath plans in which continuing employees will participate, and provide credit for any co-payments or deductibles made during an in-process plan year under a Visual Sciences plan with respect to the Omniture plan.

Omniture has also agreed to honor certain executive severance agreements and other employment and retention agreements of certain Visual Sciences employees, as well as Visual Sciences’ retention plan. Unless otherwise requested by Omniture, Visual Sciences has agreed to terminate all other group severance, separation or salary continuation plans, programs or arrangements and all 401(k) plans effective no later than the date immediately preceding the effective date of the merger.

The employee benefits covenants are solely for the benefit of Omniture and Visual Sciences and are not intended to confer rights or remedies on any other person including Visual Sciences employees.

Regulatory Approvals

Omniture, Voyager Acquisition Corp and Visual Sciences agreed to coordinate and cooperate with one another and use reasonable efforts to take all actions and do all things necessary, proper or advisable under applicable legal requirements or otherwise to consummate the merger and other transactions contemplated by the merger agreement as promptly as practicable. Omniture and Visual Sciences also agreed, as promptly as practicable after the date of the merger agreement, to use reasonable efforts to obtain from any government entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made to avoid action or proceeding by a governmental entity in connection with the merger agreement and the merger, including those filings or submissions required under the HSR Act, as well as any other comparable merger notification or control laws of any applicable jurisdiction. Omniture and Visual Sciences further agreed to make or cause to be made the applications and filings required to be made under the HSR Act or any other legal requirements in connection with the authorization, execution and delivery of the merger agreement and the consummation of the merger and the other transactions contemplated by the merger agreement. Omniture and Visual Sciences also agreed to use reasonable efforts to comply with any request under the HSR Act or other legal requirements for additional information, documents or other materials.

Except as prohibited or restricted by applicable law or the confidentiality agreement entered into between the parties and any joint defense agreement among the parties, Omniture and Visual Sciences generally agreed to do the following:

•	keep the other party informed in all material respects and on a reasonably timely basis of any communication received or given to a governmental entity or party to a proceeding relating to the merger or other transactions contemplated by the merger agreement;

•	give the other party reasonable prior notice of any written or material oral communication or proposed understanding, undertaking or agreement with any governmental entity relating to the merger agreement and the other transactions contemplated by the merger agreement; and

•	give the other party the right to review in advance and, to the extent practicable, consult and cooperate with the other party on all filings or submissions to any governmental entity or third party relating to the merger agreement or the merger.

Omniture and Visual Sciences agreed that neither would independently participate or engage in any substantive conversation with any governmental entity regarding any filings or submissions or investigation, approval process or other inquiry of any governmental entity without providing advance notice to the other party and, unless objected to by the governmental entity, an opportunity to participate. Omniture and Visual Sciences agreed to cooperate, subject to legal requirements, with each other in connection with any briefs, arguments, opinions and proposals submitted to any governmental entity, and to not enter into any material understanding, undertaking or agreement, or make any proposal for such an understanding, undertaking, or agreement, without the prior approval of the other. However, if the understanding, undertaking, or agreement is to take effect following the merger, Omniture has no obligation to obtain the approval of Visual Sciences, although it must consult with Visual Sciences in advance. Except where prohibited by legal requirements, Omniture is entitled to lead any proceedings or negotiations with any governmental entity.

Omniture, Voyager Acquisition Corp and Visual Sciences agreed to cooperate in good faith with all governmental entities and use their respective reasonable efforts to:

•	cause the expiration of the notice periods under the HSR Act and any other laws as promptly as is reasonably practicable;

•	resolve any objections which may be asserted by any governmental entity relating to the merger agreement and the other transactions contemplated by the merger agreement; and

•	undertake any reasonable actions required to lawfully complete the merger and the transactions contemplated by the merger agreement.

Omniture and Visual Sciences agreed that nothing contained in the merger agreement shall require Omniture or Visual Sciences or any of their subsidiaries or affiliates to agree to any action which is reasonably likely to have a material adverse effect on the condition (financial or otherwise), business, assets, liabilities or results of operations of either Omniture, Visual Sciences or the surviving corporation following the merger or which is not conditioned on the completion of the merger. In addition, neither Omniture nor Visual Sciences is required to contest through litigation any objection, action or proceeding of a governmental entity.

Non-Solicitation by Visual Sciences

From the date of the merger agreement until the earlier of the termination of the merger agreement or the effective time of the merger, Visual Sciences has agreed that neither it, nor any of its subsidiaries, nor any of its officers and directors or the officers and directors of its subsidiaries will, and that it will use its reasonable efforts to cause its employees, agents and representatives, and those of its subsidiaries, not to, directly or indirectly:

•	solicit or initiate, or knowingly facilitate, encourage or induce any inquiry with respect to, or the making, submission or announcement of, any “acquisition proposal,” as defined in the merger agreement and summarized below;

•	participate in any discussions or negotiations with, or furnish any non-public information, to any person or entity that has made an acquisition proposal, or to any person or entity that has informed Visual Sciences (either directly or indirectly) that it is considering an acquisition proposal or under circumstances where it would be reasonably expected that the non-public information being provided would be used for purposes of making an acquisition proposal;

•	approve, endorse or recommend any acquisition proposal, except as provided in the merger agreement;

•	withdraw or modify the Visual Sciences board recommendation in a manner adverse to Omniture, except as provided in the merger agreement; or

•	enter into any letter of intent or similar document or agreement or commitment contemplating or otherwise relating to any acquisition proposal.

However, if Visual Sciences receives an unsolicited, bona fide written acquisition proposal from a third party, then it may:

•	furnish non-public information to such third party pursuant to a confidentiality agreement containing stand-still terms and other customary limitations and with terms that are no less favorable to Visual Sciences than those in the confidentiality agreement in place between Omniture and Visual Sciences, provided that it gives written notice within 24 hours to Omniture that is has furnished or intends to furnish this information and contemporaneously furnishes to Omniture the non-public information furnished to the third party to the extent not previously furnished, except that Visual Sciences may redact non-officer employee names and except as may be prohibited by applicable law; and

•	engage in discussions and negotiations with the third party with respect to the acquisition proposal, provided that it gives Omniture written notice within 24 hours that it has entered or intends to enter into negotiations; but only if:

•	its board of directors has in good faith concluded, following consultation with its outside legal counsel and its financial advisor, that such acquisition proposal is or would reasonably be expected to lead to, a “superior offer,” as defined in the merger agreement and summarized below;

•	the acquisition proposal did not arise directly or indirectly from a breach of Visual Sciences’ restrictions on solicitation; and

•	its board of directors has concluded in good faith, following consultation with its outside legal counsel, that failure to take such action would reasonably be expected to result in a breach of its fiduciary obligations under applicable legal requirements.

An “acquisition proposal” with respect to Visual Sciences means any offer or proposal relating to any transaction or series of related transactions, other than the merger, involving:

•	any purchase from Visual Sciences or acquisition by any person or group of a 15% or more interest in the total outstanding voting securities of Visual Sciences, or any tender offer or exchange offer that, if consummated, would result in any person or group beneficially owning 15% or more of the total outstanding voting securities of Visual Sciences;

•	any merger, consolidation, business combination, recapitalization or similar transaction involving Visual Sciences that, if consummated, would result in the stockholders of Visual Sciences immediately preceding the transaction holding less than 85% of the equity interest in such surviving or resulting entity of such transaction or the resulting direct or indirect parent or subsidiary entity thereof;

•	any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), or disposition of 15% or more of the assets of Visual Sciences and its subsidiaries taken as a whole; or

•	any liquidation or dissolution of Visual Sciences.

A “superior offer,” with respect to Visual Sciences, means an unsolicited, bona fide written offer made by a third party to acquire, directly or indirectly, pursuant to a tender offer, exchange offer, merger, consolidation or other business combination, all or substantially all of the assets of Visual Sciences or a majority of the total outstanding voting securities of Visual Sciences as a result of which the stockholders of Visual Sciences immediately preceding such transaction would hold less than 50% of the equity interests in the surviving or resulting entity of such transaction or any resulting direct or indirect parent or subsidiary entity thereof as a result of such transaction, on terms that the board of directors of Visual Sciences has in good faith concluded (after the receipt of advice of its outside legal counsel and its financial adviser), taking into account all aspects of such acquisition proposal, including, among other things, all legal, financial, regulatory and other aspects of the offer and the person or entity making the offer, would if consummated result in a transaction that is more favorable, from a financial point of view, to Visual Sciences’ stockholders (in their capacities as stockholders) than the transactions contemplated by the merger agreement and is reasonably capable of being consummated on the terms proposed.

Visual Sciences also agreed to notify Omniture within the greater of 24 hours or one business day after it receives any acquisition proposal, or request for non-public information or inquiry from any person that has informed Visual Sciences directly or indirectly that it is considering an acquisition proposal, or under circumstances where it would be reasonably expected that the non-public information being requested would be used for purposes of making an acquisition proposal; Visual Sciences agreed to provide Omniture with oral and written notice of the material terms and conditions of the acquisition proposal, request or inquiry, the identity of the person or group making the acquisition proposal, request or inquiry and a copy of all written materials provided in connection with such acquisition proposal, request or inquiry, other than reverse diligence materials from the person or group making the acquisition proposal, the names of non-officer employees of Visual Sciences and except as may otherwise be prohibited by applicable law. Visual Sciences further agreed to keep Omniture informed on a current basis of material developments with respect to the acquisition proposal, request or inquiry and promptly provide Omniture a copy of all written materials subsequently provided to or from Visual Sciences in connection with such acquisition proposal, request or inquiry. Finally, Visual Sciences agreed to provide Omniture with 48 hours prior notice of any meeting of its board of directors at which the board of directors will consider any acquisition proposal, or such lesser time as is given to its directors.

Board Recommendations

Omniture has agreed to recommend to its stockholders the issuance of Omniture common stock and Visual Sciences has agreed to recommend to its stockholders the adoption of the merger agreement. The parties also generally agreed to not withdraw these recommendations and to reaffirm these recommendations within ten calendar days of a request from the other party, or ten business days in the event of a tender or exchange offer.

However, in response to a superior offer, the Visual Sciences board of directors may withhold, withdraw, amend or modify its recommendation in favor of the adoption of the merger agreement, and, in the case of a superior offer that is a tender or exchange offer made directly to the stockholders of Visual Sciences, may recommend that its stockholders accept the tender or exchange offer, if all of the following conditions are met:

•	a superior offer with respect to it has been made and has not been withdrawn;

•	the Visual Sciences stockholders meeting shall not have occurred;

•	Visual Sciences shall have provided Omniture with written notice at least five days prior to effecting such change, which shall state expressly (1) that it has received a superior offer, (2) the material terms and conditions of the superior offer and the identity of the person or group making the superior offer and (3) that it intends to effect a change of recommendation and the manner in which it intends to do so;

•	Visual Sciences shall have complied with its obligations with respect to notices of acquisition proposals to Omniture and provision of information to Omniture that was provided to the party making the acquisition proposal;

•	Visual Sciences’ board of directors shall have concluded in good faith, following the receipt of advice of its outside legal counsel, that, in light of such superior offer, the failure of the board of directors to effect a change of recommendation would reasonably be expected to result in a breach of its fiduciary obligations to its stockholders under applicable law; and

•	Visual Sciences shall not be in material breach of any of the covenants in the merger agreement related to holding a special meeting of stockholders and the solicitation or receipt of acquisition proposals with respect to obtaining such superior offer.

Other than in connection with an acquisition proposal or solicitation, the board of directors of Visual Sciences may make a change of recommendation if it determines in good faith, after consultation with its outside legal counsel, that the failure of the board of directors to effect such a change would result in a breach of the board of directors’ fiduciary duties under applicable law; provided that Visual Sciences shall send to Omniture written notice of its intention to effect a change of recommendation at least five days prior to effecting a change of recommendation.

Nothing in the merger agreement prohibits Visual Sciences or its board of directors from complying with the rules with respect to responses to tender or exchange offers, provided that the content of the disclosure, including any change of recommendation, is governed by the terms of the merger agreement.

The obligation of Visual Sciences to call, give notice of, convene and hold the special stockholders meeting pursuant to the merger agreement shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to it of any acquisition proposal, or by any change of recommendation.

Nothing in the merger agreement prohibits Omniture’s board of directors from taking or disclosing to its stockholders a position contemplated by the rules with respect to responses to tender or exchange offers or making any disclosure to its stockholders the failure of which would result in a breach of Omniture’s fiduciary duties to stockholders under Delaware law.

Conditions to Completion of the Merger

The respective obligations of Omniture and Visual Sciences to complete the merger shall be subject to the satisfaction or waiver by mutual agreement of Visual Sciences and Omniture, of each of the following conditions:

1. the merger agreement shall have been adopted by the requisite vote of the stockholders of Visual Sciences and the issuance of shares of Omniture common stock in connection with the merger shall have been approved by the requisite vote of the stockholders of Omniture, in each case as required under applicable law or marketplace rules;

2. no statute, rule, regulation, executive order, decree, injunction or other order shall have been enacted or issued by a governmental entity of competent jurisdiction which is in effect and has the effect of making the merger illegal or otherwise prohibiting completion of the merger;

3. the SEC shall have declared Omniture’s registration statement, of which this joint proxy statement/prospectus is a part, effective, and no stop order suspending its effectiveness shall have been issued and no proceedings for suspension of the registration statement’s effectiveness, or a similar proceeding in respect of this joint proxy statement/prospectus, shall have been initiated or threatened in writing by the SEC;

4. all waiting periods (and any extension thereof) under the HSR Act with respect to the merger and the other transactions contemplated by the merger agreement shall have expired or shall have terminated early and all other material foreign antitrust approvals or requirements required by applicable legal requirements to be obtained or satisfied prior to the merger in connection with the transactions contemplated by the merger agreement shall have been obtained or satisfied;

5. Omniture and Visual Sciences shall have each received from its respective tax counsel a written opinion to the effect that the merger will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and such opinions shall not have been withdrawn; provided that, (1) if Visual Sciences’ tax counsel does not render its opinion to Visual Sciences, then, this condition shall be satisfied if Omniture causes such opinion to be delivered to Visual Sciences from alternative tax counsel working at a nationally-recognized law firm (other than by the firm rendering Omniture’s tax opinion) and (2) if Omniture’s tax counsel does not render its opinion to Omniture, then this condition shall be satisfied if Visual Sciences causes such opinion to be delivered to Omniture by a nationally-recognized law firm (other than by the firm rendering Visual Sciences’ tax opinion); and

6. the shares of Omniture common stock to be issued pursuant to the merger shall have been authorized for listing on the Nasdaq Global Market, subject to official notice of issuance.

In addition, the respective obligations of each of Omniture and Visual Sciences to effect the merger and the other transactions contemplated by the merger agreement are subject to the satisfaction or waiver of the following additional conditions:

1. the representations and warranties of the other parties shall be true and correct in all respects as of the date of the merger agreement and as of the effective date of the merger as though made as of the effective date of the merger (except those representations and warranties that are made as of a particular date or period which shall be true and correct only as of such date or period), except in each case or in the aggregate as does not constitute a material adverse effect; provided that specified representations and warranties concerning capitalization, authority and board approvals shall be true and correct in all material respects;

2. the other party shall have performed or complied in all material respects with all agreements and covenants required by the merger agreement to be performed or complied with by it prior to the completion of the merger; and

3. there shall not have occurred any effect that has had or is reasonably likely to have a “material adverse effect” since the date of the merger agreement which is continuing with respect to the other parties.

In addition, the obligations of Omniture to effect the merger are subject to the satisfaction or waiver of the additional condition: that there shall be no pending suit, action or proceeding asserted by any governmental entity challenging or seeking to restrain or prohibit the merger or any of the other transactions contemplated by the merger agreement, the effect of which, if obtained, would make the merger illegal or otherwise prohibit the consummation of the merger, or seeking to require Omniture or Visual Sciences, or any subsidiary or affiliate of either, to effect or agree to a “burdensome condition,” as defined in the merger agreement.

Termination of the Merger Agreement

The merger agreement may be terminated in accordance with its terms at any time, except as set forth below, prior to completion of the merger, whether before or after adoption of the merger agreement by Visual Sciences’ stockholders or the approval of the issuance of shares of Omniture common stock in connection with the merger by Omniture stockholders:

•	by mutual written consent duly authorized by the boards of directors of Omniture and Visual Sciences;

•	by Omniture or Visual Sciences, if the merger is not completed by an end date of April 25, 2008, which date will be automatically extended to (1) July 25, 2008, if the merger shall not have been completed by April 25, 2008, as a result of the failure to satisfy the condition numbered 4 above in the section entitled “Agreements Related to the Merger — The Merger Agreement — Conditions to Completion of the Merger,” or (2) to the 75th day after satisfaction of that condition if that condition is satisfied before April 25, 2008, except that this right to terminate the merger agreement shall not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the merger to occur on or before that date, or that is in material breach of the merger agreement;

•	by Omniture or Visual Sciences, if a governmental entity of competent jurisdiction shall have issued an order, decree or ruling or taken any other action (including the failure to have taken an action), in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the merger which order, decree, ruling or other action is final and nonappealable;

•	by Omniture or Visual Sciences, if the proposal for the adoption of the merger agreement fails to receive the requisite affirmative vote of the stockholders of Visual Sciences at the Visual Sciences special meeting or at any adjournment or postponement of that meeting;

•	by Omniture or Visual Sciences, if the proposal for the issuance of common stock in connection with the merger fails to receive the requisite affirmative vote of the stockholders of Omniture at the Omniture special meeting or at any adjournment or postponement of that meeting;

•	by Omniture (at any time prior to the adoption of the merger agreement by the requisite affirmative vote of the stockholders of Visual Sciences), if certain “triggering events” as summarized below occur with respect to Visual Sciences;

•	by Visual Sciences if any representation, or warranty of Omniture set forth in the merger agreement shall have been breached or become untrue or Omniture shall have breached any covenant or agreement of Omniture set forth in the merger agreement in either case so that the condition to completion of the merger regarding Omniture’s representations and warranties and covenants would not be met. However, if the breach or inaccuracy is curable, then Visual Sciences may not terminate the merger agreement for 30 days after receipt by Omniture of written notice from Visual Sciences of the inaccuracy or breach. If the breach is cured during those 30 days, or if Visual Sciences is otherwise in breach of the merger agreement such that the condition to completion of the merger regarding Visual Sciences’ representations and warranties and covenants would not be met, Visual Sciences may not exercise this termination right; or

•	by Omniture if any representation or warranty of Visual Sciences set forth in the merger agreement shall have been breached or become untrue or Visual Sciences shall have breached any covenant or agreement of Visual Sciences set forth in the merger agreement in either case so that the condition to completion of the merger regarding Visual Sciences’ representations and warranties and covenants would not be met. However, if the breach or inaccuracy is curable, then Omniture may not terminate the merger agreement for 30 days after receipt by Visual Sciences of written notice from Omniture of the inaccuracy or breach. If the breach is cured during those 30 days, or if Omniture is otherwise in breach of the merger agreement such that the condition to completion of the merger regarding Omniture’s representations and warranties and covenants would not be met, Omniture may not exercise this termination right.

A “triggering event” with respect to Visual Sciences shall be deemed to have occurred if:

•	its board of directors or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to Omniture its recommendation in favor of the adoption of the merger agreement, or shall have resolved to do the same;

•	it shall have failed to include in this joint proxy statement/prospectus the recommendation of its board of directors in favor of the adoption of the merger agreement;

•	its board of directors fails to reaffirm (publicly, if so requested) its recommendation in favor of the adoption of the merger agreement, within ten calendar days, or ten business days in connection with a tender or exchange offer, after Omniture requests in writing that such recommendation be reaffirmed;

•	its board of directors or any committee thereof shall have approved or recommended any acquisition proposal or publicly proposed to submit to the vote of its stockholders any acquisition proposal;

•	it shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any acquisition proposal; or

•	a tender or exchange offer relating to its securities shall have been commenced by a person or entity unaffiliated with Omniture and it shall not have published, sent or given to its security holders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten business days after such tender or exchange offer is first published, sent or given, a statement disclosing that the board of directors of Visual Sciences recommends rejection of such tender or exchange offer.

Payment of Termination Fee

Under the terms of the merger agreement, Visual Sciences must pay a termination fee of $11.8 million to Omniture upon termination of the merger agreement due to certain specified circumstances if such termination is preceded by or concurrent with the occurrence of a triggering event, as defined above.

Visual Sciences must also pay a termination fee of $11.8 million to Omniture in connection with a termination of the merger agreement resulting from (1) failure to complete the merger by the end date, as defined in the merger agreement, if an acquisition proposal had been announced publicly or privately after the date of the merger agreement and not withdrawn prior to the date of such termination, (2) the proposal for the adoption of the merger agreement failing to receive the requisite affirmative vote at the Visual Sciences special meeting or at any adjournment or postponement of that meeting if an acquisition proposal had been announced publicly and not withdrawn prior to the date of such stockholders meeting, or (3) breach of the merger agreement by Visual Sciences if an acquisition proposal had been announced publicly or privately prior to the breach giving rise to such right of termination and, in each case, within twelve months of such termination Visual Sciences enters into a definitive agreement for or consummates any “acquisition,” as defined in the merger agreement, of Visual Sciences. This termination fee would be payable upon completion of such acquisition.

Material Adverse Effect

For purposes of the merger agreement, the term “ material adverse effect” when used in connection with an entity, means any change, circumstance, event, or effect that is (1) materially adverse to the business, financial condition, assets, liabilities or results of operations of such entity taken as a whole with its subsidiaries or (2) materially impedes the consummation of the transactions contemplated by the merger agreement in accordance with its terms and applicable legal requirements. However, none of the following alone or in combination shall be deemed to constitute, nor will any of the following be taken into account in determining whether there has been or will be, a material adverse effect:

•	any adverse effect, including loss of revenues or bookings to the extent attributable in whole or in part to the announcement or pendency of the merger or, in the case of Visual Sciences, to the extent existing customers or new purchasers select Omniture’s products or services in lieu of Visual Sciences’ products or services, other than with respect to specified representations and warranties concerning the effect of the transaction;

•	any adverse effect attributable to conditions generally in the web analytics industry, the U.S. economy or any of the foreign economies in any locations where Omniture or Visual Sciences or any of their respective subsidiaries, as the case may be, has material operations or sales which do not materially disproportionately affect such party;

•	any employee departures after October 25, 2007;

•	any adverse effect arising from or relating to compliance with the terms and conditions of the merger agreement;

•	changes in U.S. GAAP or regulatory accounting principles after October 25, 2007;

•	changes in law after October 25, 2007; or

•	earthquakes, fires, floods, hurricanes, tornadoes or similar catastrophes, or acts of war, sabotage, terrorism, military action or any escalation or worsening thereof after October 25, 2007, whether or not pursuant to the declaration of national emergency or war.

Voting Agreements

Omniture Voting Agreements

As an inducement to Visual Sciences to enter into the merger agreement, on October 25, 2007, Brett M. Error, Christopher C. Harrington, Cocolalla, LLC, Dana L. Evan, Erutinmo, LLC, D. Fraser Bullock, Gregory S. Butterfield, Hummer Winblad Venture Partners V, L.P., Hummer Winblad Venture Partners V-A, L.P., Jennifer Bullock, John R. Pestana, Joshua G. James, Mark P. Gorenberg, Michael S. Herring, Rory T. O’Driscoll, Scale

Venture Partners II, LP, and SSWRTW Trust, each entered into a voting agreement with Visual Sciences and Omniture. Pursuant to these voting agreements, as further described below, these Omniture stockholders agreed to vote their shares of Omniture stock in favor of the issuance of Omniture common stock in connection with the merger. As of December 11, 2007, these stockholders owned an aggregate of 11,936,258 outstanding shares of Omniture common stock, representing approximately 19.95% of the outstanding shares of Omniture.

Voting Shares.  From October 25, 2007, until the termination of the voting agreement, each of the Omniture stockholders listed above agreed, subject to the terms and conditions of the voting agreement, to vote any shares of Omniture common stock beneficially owned by such stockholder at the time of Omniture’s stockholder meeting:

•	in favor of the issuance of Omniture common stock in connection with the merger; and

•	in favor of any adjournment or postponement recommended by Omniture.

Grant of Proxy.  In connection with the voting agreement, each of the Omniture stockholders listed above granted an irrevocable proxy to certain designees of Visual Sciences to vote any shares of Omniture common stock beneficially owned by such stockholder at the time of Omniture’s stockholder meeting in the manner described above.

Termination.  The voting agreements automatically terminate upon the earliest to occur of:

•	such date agreed upon in writing by Visual Sciences, Omniture and the stockholder;

•	completion of the merger; or

•	the termination of the merger agreement.

This summary of the voting agreements is not intended to be complete and is qualified in all respects by the actual agreements, a copy of the form of which is attached to this joint proxy statement/prospectus as Annex E.

Visual Sciences Voting Agreements

As an inducement to Omniture to enter into the merger agreement, on October 25, 2007, James W. MacIntyre, IV (including with respect to shares held jointly with Valeri MacIntyre), Claire Long, Andrew S. Greenhalgh, David Rosenthal, Brian Sullivan, Aaron Bird, Ray Rauch, Sheryl Roland, Jeffrey W. Lunsford, Anil Arora, William H. Harris, James S. Mahan, III, Kurt R. Jaggers, Charles J. Fitzgerald and Douglas S. Lindroth, each of whom is a director or executive officer of Visual Sciences, entered into a voting agreement with Omniture and Visual Sciences. Pursuant to these voting agreements, as further described below, these Visual Sciences directors and executive officers agreed to vote their shares of Visual Sciences stock in favor of the adoption of the merger agreement and against any other acquisition proposal. As of December 11, 2007, these stockholders owned an aggregate of 623,631 outstanding shares of Visual Sciences common stock, representing approximately 3.0% of the outstanding shares of Visual Sciences.

Voting Shares.  From October 25, 2007, until the termination of the voting agreement, each of the Visual Sciences directors and executive officers listed above agreed, subject to the terms and conditions of the voting agreement, to vote any shares of Visual Sciences common stock beneficially owned by such stockholder at the time of Visual Sciences’ stockholder meeting:

•	in favor of adoption of the merger agreement and in favor of all other actions contemplated or required thereby;

•	against any opposing or competing proposal;

•	against any other acquisition proposal, sale of assets, reorganization, material change in capitalization or any other action that would reasonably be expected to impede the merger;

•	in favor of waiving any notice that may have been required relating to any reorganization, reclassification or recapitalization, sale of assets, change of control or acquisition, or any consolidation or merger; and

•	in favor of any adjournment or postponement recommended by Visual Sciences.

Grant of Proxy.  In connection with the voting agreement, each of the Visual Sciences directors and executive officers listed above granted an irrevocable proxy to certain designees of Omniture to vote any shares of Visual Sciences common stock beneficially owned by such stockholder at the time of Visual Sciences’ stockholder meeting in the manner described above.

Termination.  The voting agreements automatically terminate upon the earliest to occur of:

•	such date agreed upon in writing by Visual Sciences, Omniture and the stockholder;

•	completion of the merger; or

•	the termination of the merger agreement.

This summary of the voting agreements is not intended to be complete and is qualified in all respects by the actual agreements, a copy of the form of which is attached to this joint proxy statement/prospectus as Annex F.

Visual Sciences Affiliate Agreements

Visual Sciences will use all reasonable efforts to deliver or cause to be delivered to Omniture affiliate agreements executed by all persons who may be deemed to be, in Visual Sciences’ reasonable judgment, affiliates of Visual Sciences within the meaning of Rule 145 promulgated under the Securities Act as of the date of the merger agreement. These agreements will generally provide that such affiliates will not sell, transfer or otherwise dispose of the shares of Omniture common stock issued to that affiliate in the merger other than in compliance with Rule 145 promulgated under the Securities Act of 1933, unless such sale, transfer or disposition is made pursuant to an effective registration statement or the affiliate delivers to Omniture a written opinion from counsel that is reasonably acceptable to Omniture, that the sale, transfer or disposition is otherwise exempt from registration under the Securities Act. Additionally, the affiliate agreements will provide that Omniture may place legends on the stock certificates and place stop transfer orders with its transfer agent to ensure compliance with Rule 145.

PROPOSAL TWO — ADJOURNMENT OR POSTPONEMENT OF SPECIAL MEETINGS

Approval of Adjournment or Postponement of Omniture’s Special Meeting

If Omniture fails to receive a sufficient number of votes to approve the issuance of common stock in connection with the merger, Omniture may propose to adjourn or postpone Omniture’s special meeting, whether or not a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve the issuance of common stock in connection with the merger. Omniture currently does not intend to propose adjournment or postponement at Omniture’s special meeting if there are sufficient votes to approve the issuance of common stock in connection with the merger. If approval of the proposal to adjourn or postpone Omniture’s special meeting for the purpose of soliciting additional proxies is submitted to Omniture’s stockholders for approval, such approval requires the affirmative vote of a majority of the votes cast at the Omniture special meeting by the holders of shares of Omniture common stock present or represented by proxy and entitled to vote thereon.

Board Recommendation

Omniture’s board of directors unanimously recommends that Omniture’s stockholders vote “FOR” the proposal to adjourn or postpone Omniture’s special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal regarding the terms of issuance of common stock in connection with the merger.

Approval of Adjournment or Postponement of Visual Sciences’ Special Meeting

If Visual Sciences fails to receive a sufficient number of votes to approve the terms of the merger, Visual Sciences may propose to adjourn or postpone Visual Sciences’ special meeting, whether or not a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve the terms of the merger. Visual Sciences currently does not intend to propose adjournment or postponement at Visual Sciences’ special meeting if there are sufficient votes to adopt the merger agreement. If approval of the proposal to adjourn or postpone Visual Sciences’ special meeting for the purpose of soliciting additional proxies is submitted to Visual Sciences’ stockholders for approval, such approval requires the affirmative vote of a majority of the votes cast at Visual Sciences’ special meeting by the holders of shares of Visual Sciences common stock present or represented by proxy and entitled to vote thereon.

Board Recommendation

Visual Sciences’ board of directors unanimously recommends that Visual Sciences stockholders vote “FOR” the proposal to adjourn or postpone Visual Sciences’ special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposal regarding the adoption of the merger agreement.

THE SPECIAL MEETING OF OMNITURE STOCKHOLDERS

General

Omniture is furnishing this joint proxy statement/prospectus to Omniture stockholders in connection with the solicitation of proxies by the Omniture board of directors for use at the special meeting of Omniture stockholders, including any adjournment or postponement of the special meeting.

Date, Time and Place of the Special Meeting

The special meeting of Omniture stockholders will be held at its headquarters located at 550 East Timpanogos Circle, Orem, Utah 84097, on January 17, 2008, at 11:00 a.m. local time.

Purpose of the Omniture Special Meeting

At the Omniture special meeting, including any adjournment or postponement thereof, Omniture stockholders will be asked to consider and vote upon and approve the issuance of shares of Omniture, Inc. common stock in connection with the merger contemplated by the merger agreement. In addition, Omniture stockholders will be asked to consider and vote upon a proposal to grant Omniture management the discretionary authority to adjourn or postpone the special meeting to a date not later than February 16, 2008, in order to enable the Omniture board of directors to solicit additional proxies in favor of the issuance of shares of Omniture common stock in connection with the merger if necessary.

A copy of the merger agreement, dated as of October 25, 2007, by and among Omniture, Visual Sciences and Voyager Acquisition Corp, is attached to this joint proxy statement/prospectus as Annex A. Omniture stockholders are encouraged to read the merger agreement in its entirety.

THE MATTERS TO BE CONSIDERED AT THE OMNITURE SPECIAL MEETING ARE OF GREAT IMPORTANCE TO OMNITURE STOCKHOLDERS. ACCORDINGLY, OMNITURE STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS JOINT PROXY STATEMENT/PROSPECTUS, AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

Recommendation of the Omniture Board of Directors

After careful consideration, the Omniture board of directors has unanimously determined it advisable and in the best interests of Omniture and its stockholders that Omniture proceed with the issuance of common stock in connection with the merger and that the issuance of Omniture common stock in connection with the merger is fair to Omniture and its stockholders. The Omniture board of directors unanimously recommends that you vote “FOR” the proposal to approve the issuance of Omniture common stock in connection with the merger and “FOR” the proposal to grant discretionary authority to Omniture management to vote your shares to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the issuance of Omniture common stock in connection with the merger.

If your submitted proxy card does not specify how you want to vote your shares, your shares will be voted “FOR” the issuance of Omniture common stock in connection with the merger and “FOR” the grant of discretionary authority to Omniture management to adjourn or postpone the special meeting, if necessary, to solicit additional proxies.

Admission to the Special Meeting

Only Omniture stockholders as of the close of business on December 11, 2007, and other persons holding valid proxies for the special meeting are entitled to attend the Omniture special meeting. Omniture stockholders and their proxies must present valid government-issued photo identification to attend the special meeting. Omniture stockholders who are not record holders but hold shares through a broker, bank or other nominee (i.e., in street name) will need to provide proof of beneficial ownership on the record date for the Omniture special meeting, such as their most recent account statement prior to December 11, 2007, or other similar evidence of ownership. Anyone who does not provide valid government-issued photo identification or comply with the other procedures outlined above upon request may not be admitted to the special meeting.

Record Date and Stockholders Entitled to Vote

Stockholders Entitled to Vote.  Only holders of Omniture common stock at the close of business on December 11, 2007, the record date for the Omniture special meeting, are entitled to notice of and to vote at the Omniture special meeting. On the record date, 59,839,780 shares of Omniture common stock were issued and outstanding and there were approximately 85 holders of record. Omniture stockholders on the record date are each entitled to one vote per share of Omniture common stock on the proposals.

Registered Stockholders.  If your shares are registered directly in your name with Omniture’s transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by Omniture. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the special meeting.

Street Name Stockholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the special meeting. However, since you are not the record holder, you may not vote these shares in person at the special meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee has enclosed a voting instruction card for you to use.

How You Can Vote

Registered Stockholders

Registered stockholders as of the record date may vote in person at the special meeting or by one of the following methods:

•	complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided; or

•	call the toll-free telephone number on the proxy card and follow the recorded instructions.

Street Name Stockholders

If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the special meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the special meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:

By Mail.  You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

By Methods Listed on Voting Instruction Card.  Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or

In Person With a Proxy from the Record Holder.  A street name stockholder who wishes to vote at the special meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the special meeting.

Please note that the telephone voting facilities for street name stockholders will close at 9:59 p.m. mountain time on January 16, 2008.

Stockholders may receive more than one set of voting materials, including multiple copies of this joint proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one proxy card. In addition, Visual Sciences is also soliciting votes for its special meeting in order to obtain Visual Sciences stockholder approval of the adoption of the merger agreement and stockholders who own shares of both Visual Sciences and Omniture will also receive a proxy or voting instruction card from Visual Sciences. Please note that a vote for the issuance of shares in connection with the merger for the Omniture special meeting will not constitute a vote for the proposal to adopt the merger agreement for the Visual Sciences special meeting, and vice versa. Therefore, the Omniture board of directors urges Omniture stockholders to complete, sign, date and return each proxy card and voting instruction card they receive for the Omniture special meeting.

Adjournment and Postponement

Notwithstanding the proposal to grant discretionary authority to Omniture management to adjourn or postpone the special meeting, Omniture’s bylaws provide that a special meeting of stockholders may be adjourned if a quorum is not present or represented at any meeting of Omniture’s stockholders either by the chairperson of the special meeting or by the stockholders entitled to vote at such meeting, present in person or represented by proxy. When a special meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the special meeting at which the adjournment is taken. At the adjourned special meeting, Omniture may transact any business which might have been transacted at the original special meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned special meeting, a notice of the adjourned special meeting shall be given to each stockholder of record entitled to vote at the special meeting.

Required Vote, Quorum, Abstentions and Broker Non-Votes

A quorum of Omniture stockholders is required to transact business at the special meeting of Omniture stockholders. A majority of the shares of Omniture common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy at the Omniture special meeting in order for a quorum to be established. Omniture’s transfer agent, American Stock Transfer and Trust Company, will act as inspector of elections at the special meeting and will ascertain whether a quorum is present, tabulate the votes and determine the voting results on all matters presented to the Omniture stockholders at the special meeting. If a quorum is not present, Omniture expects that the Omniture special meeting will be adjourned to allow additional time to obtain additional proxies or votes, and at any subsequent reconvening of the Omniture special meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Omniture special meeting.

If you hold shares of Omniture common stock in street name through a bank, broker or other nominee holder, the nominee holder may only vote your shares in accordance with your instructions. If you do not give specific instructions to your nominee holder as to how you want your shares voted, your nominee will indicate that it does not have authority to vote on the proposal, which will result in what is called a “broker non-vote.” All shares of Omniture common stock represented at the Omniture special meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum.

In order for the proposal to approve the issuance of Omniture common stock in connection with the merger and the proposal to grant discretionary authority to Omniture management to adjourn the special meeting in order to enable the Omniture board of directors to solicit additional proxies in favor of the issuance of shares of Omniture common stock in connection with the merger, to be approved, the holders of a majority of the votes cast at the special meeting must vote to approve the proposal to approve the issuance of Omniture common stock in connection with the merger and the proposal to grant discretionary authority to Omniture management to adjourn the special meeting to solicit additional proxies, if necessary. Abstentions will have the same effect as a vote against the proposal to approve the issuance of Omniture common stock in connection with the merger and the proposal to grant discretionary authority to Omniture management to adjourn or postpone the special meeting to solicit additional proxies, if necessary. Failure to vote will have no effect on the proposal to approve the issuance of Omniture common stock in connection with the merger and the proposal to grant discretionary authority to Omniture management to adjourn the special meeting to solicit additional proxies, other than making it more difficult for Omniture to achieve a quorum at the special meeting.

Voting by Omniture Directors and Executive Officers

As of the record date for the Omniture special meeting, Omniture’s directors, executive officers and their affiliates, as a group, owned and were entitled to vote 11,936,258 shares of Omniture common stock, or approximately 19.95% of the outstanding shares of Omniture common stock.

Revoking Your Proxy

You may revoke your proxy at any time before the proxy is voted at the Omniture special meeting by:

•	submitting a written notice of revocation to the Secretary of Omniture at 550 East Timpanogos Circle, Orem, Utah 84097 bearing a later date than the proxy;

•	granting a duly executed proxy relating to the same shares and bearing a later date (which automatically revokes the earlier proxy) and delivering it to the Secretary of Omniture; or

•	voting in person at the Omniture special meeting.

Simply attending the Omniture special meeting will not revoke a proxy. If you do not hold your shares of Omniture common stock in your own name, you may revoke a previously granted proxy by following the revocation instructions provided on the voting instruction card you received from the bank, broker or other party that is the registered owner of the shares. Please note, however, that if you have entered into one of the voting agreements described above under the heading “Agreements Related to the Merger — Voting Agreements,” the proxy which you granted in connection with entering into such agreement is irrevocable as described therein.

Other Matters

The Omniture board of directors is not aware of any other business to be brought before the Omniture special meeting or any adjournment or postponement of the special meeting. If, however, other matters are properly brought before the Omniture special meeting (including any proposal to adjourn the special meeting) or an adjournment or postponement thereof, the persons appointed as proxies will have discretionary authority to vote the shares of Omniture common stock represented by duly executed proxies in accordance with their discretion and judgment.

Solicitation of Proxies and Expenses

Omniture and Visual Sciences will share equally expenses incurred in connection with the filing and printing of this joint proxy statement/prospectus. Omniture will be responsible for any fees incurred in connection with the solicitation of proxies for the Omniture special meeting. In addition to solicitation by mail, the directors, officers, employees and agents of Omniture may solicit proxies from Omniture stockholders by telephone or other means. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of shares held of record by these persons, and Omniture will reimburse them for their reasonable out-of-pocket expenses in sending proxy materials to beneficial owners. Omniture has retained The Altman Group, Inc. to assist it in soliciting proxies, and has agreed to pay a fee of approximately $5,500.00 for these services, plus out-of-pocket expenses. Omniture estimates that the total expenditures in connection with the proxy solicitation will be approximately $10,000.00. Omniture also may use several of its regular employees, who will not be specially compensated, to solicit proxies from Omniture stockholders, either personally or by telephone, telegram, facsimile or special delivery letter.

THE SPECIAL MEETING OF VISUAL SCIENCES STOCKHOLDERS

General

Visual Sciences is furnishing this joint proxy statement/prospectus to Visual Sciences stockholders in connection with the solicitation of proxies by the Visual Sciences board of directors for use at the special meeting of Visual Sciences stockholders, including any adjournment or postponement of the special meeting.

Date, Time and Place of the Special Meeting

The special meeting of Visual Sciences stockholders will be held at 10182 Telesis Court, 6th Floor, San Diego, California 92121, on January 17, 2008, at 10:00 a.m. local time.

Purpose of the Visual Sciences Special Meeting

At the Visual Sciences special meeting, including any adjournment or postponement thereof, Visual Sciences stockholders will be asked to consider and vote upon and approve the adoption of the merger agreement. In addition, Visual Sciences stockholders will be asked to consider and vote upon a proposal to grant Visual Sciences management the discretionary authority to adjourn or postpone the special meeting to a date not later than February 16, 2008, in order to enable the Visual Sciences board of directors to solicit additional proxies in favor of the adoption of the merger agreement, if necessary.

A copy of the merger agreement, dated as of October 25, 2007, by and among Visual Sciences, Omniture and Voyager Acquisition Corp, is attached to this joint proxy statement/prospectus as Annex A. Visual Sciences stockholders are encouraged to read the merger agreement in its entirety.

THE MATTERS TO BE CONSIDERED AT THE VISUAL SCIENCES SPECIAL MEETING ARE OF GREAT IMPORTANCE TO VISUAL SCIENCES STOCKHOLDERS. ACCORDINGLY, VISUAL SCIENCES STOCKHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS JOINT PROXY STATEMENT/PROSPECTUS, AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

Recommendation of the Visual Sciences Board of Directors

After careful consideration, the Visual Sciences board of directors has unanimously determined it advisable and in the best interests of Visual Sciences and its stockholders that Visual Sciences proceed with the adoption of the merger agreement and that the merger is fair to Visual Sciences and its stockholders. The Visual Sciences board of directors unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement and “FOR” the proposal to grant discretionary authority to Visual Sciences management to vote your shares to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the adoption of the merger agreement.

If your submitted proxy card does not specify how you want to vote your shares, your shares will be voted “FOR” the adoption of the merger agreement and “FOR” the grant of discretionary authority to Visual Sciences management to adjourn or postpone the special meeting, if necessary, to solicit additional proxies.

Admission to the Special Meeting

Only Visual Sciences stockholders as of the close of business December 11, 2007, and other persons holding valid proxies for the special meeting are entitled to attend the Visual Sciences special meeting. Visual Sciences stockholders and their proxies must present valid government-issued photo identification to attend the special meeting. Visual Sciences stockholders who are not record holders but hold shares through a broker, bank or other nominee (i.e., in street name) will need to provide proof of beneficial ownership on the record date for the Visual Sciences special meeting, such as their most recent account statement prior to December 11, 2007, or other similar evidence of ownership. Anyone who does not provide valid government-issued photo identification or comply with the other procedures outlined above upon request may not be admitted to the special meeting.

Record Date and Stockholders Entitled to Vote

Stockholders Entitled to Vote.  Only holders of Visual Sciences common stock at the close of business on December 11, 2007, the record date for the Visual Sciences special meeting, are entitled to notice of and to vote at the Visual Sciences special meeting. On the record date, 21,024,561 shares of Visual Sciences common stock were issued and outstanding and there were approximately 266 holders of record. Visual Sciences stockholders on the record date are each entitled to one vote per share of Visual Sciences common stock on the proposal to adopt the merger agreement.

Registered Stockholders.  If your shares are registered directly in your name with Visual Sciences’ transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by Visual Sciences. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the special meeting.

Street Name Stockholders.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the special meeting. However, since you are not the record holder, you may not vote these shares in person at the special meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee has enclosed a voting instruction card for you to use.

How You Can Vote

Registered Stockholders

Registered stockholders as of the record date may vote in person at the special meeting or by one of the following methods:

•	complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided; or

•	call the toll-free telephone number on the proxy card and follow the recorded instructions.

Street Name Stockholders

If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the special meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the special meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:

By Mail.  You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

By Methods Listed on Voting Instruction Card.  Please refer to your voting instruction card or other information forwarded by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or

In Person With a Proxy from the Record Holder.  A street name stockholder who wishes to vote at the special meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the special meeting.

Please note that the telephone voting facilities for street name stockholders will close at 8:59 p.m. pacific time on January 16, 2008.

Stockholders may receive more than one set of voting materials, including multiple copies of this joint proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one proxy card. In addition, Omniture is also soliciting votes for its special meeting in order to obtain Omniture stockholder approval of the issuance of Omniture common stock in connection with the merger and stockholders who own shares of both Visual Sciences and Omniture will also receive a proxy or voting instruction card from Omniture. Please note that a vote for the adoption of the merger agreement at the Visual Sciences special meeting will not constitute a vote for the proposal to approve the issuance of Omniture common stock in connection with the merger for the Omniture special meeting, and vice versa. Therefore, the Visual Sciences board of directors urges Visual Sciences stockholders to complete, sign, date and return each proxy card and voting instruction card they receive for the Visual Sciences special meeting.

Adjournment and Postponement

Notwithstanding the proposal to grant discretionary authority to Visual Sciences management to adjourn or postpone the special meeting, Visual Sciences’ bylaws provide that a special meeting of stockholders may be adjourned if a quorum is not present or represented at any meeting of Visual Sciences’ stockholders by the majority of stockholders entitled to vote at such meeting, present in person or represented by proxy. When a special meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the special meeting at which the adjournment is taken. At the adjourned special meeting, Visual Sciences may transact any business which might have been transacted at the original special meeting. If the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned special meeting, a notice of the adjourned special meeting shall be given to each stockholder of record entitled to vote at the special meeting.

Required Vote, Quorum, Abstentions and Broker Non-Votes

A quorum of Visual Sciences stockholders is required to transact business at the special meeting of Visual Sciences stockholders. A majority of the shares of Visual Sciences common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy at the Visual Sciences special meeting in order for a quorum to be established. Visual Sciences’ transfer agent, Computershare Trust Company, N.A., will act as inspector of elections at the special meeting and will ascertain whether a quorum is present, tabulate the votes and determine the voting results on all matters presented to the Visual Sciences stockholders at the special meeting. If a quorum is not present, Visual Sciences expects that the Visual Sciences special meeting will be adjourned to allow additional time to obtain additional proxies or votes, and at any subsequent reconvening of the Visual Sciences special meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Visual Sciences special meeting.

If you hold shares of Visual Sciences common stock in street name through a bank, broker or other nominee holder, the nominee holder may only vote your shares in accordance with your instructions. If you do not give specific instructions to your nominee holder as to how you want your shares voted, your nominee will indicate that it does not have authority to vote on the proposal, which will result in what is called a “broker non-vote.” All shares of Visual Sciences common stock represented at the Visual Sciences special meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum.

In order for the proposal to approve the adoption of the merger agreement to be approved, the holders of a majority of the shares of Visual Sciences common stock issued and outstanding and entitled to vote on the record date must vote to approve the proposal to adopt the merger agreement. In order for the proposal to grant discretionary authority to Visual Sciences management to adjourn or postpone the special meeting in order to enable the Visual Sciences board of directors to solicit additional proxies in favor of the adoption of the merger agreement, to be approved, the holders of a majority of the votes cast at the special meeting must vote to approve such proposal. Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal to adopt the merger agreement. Abstentions, failures to vote and broker non-votes will have the same effect as a vote against the proposal to adopt the merger agreement. Abstentions will have the same effect as a vote against the proposal to grant discretionary authority to Visual Sciences management to adjourn the special meeting to solicit additional proxies, whereas failures to vote and broker non-votes will have no effect on such proposal. Failures to vote will, however, make it more difficult for Visual Sciences to achieve a quorum at the special meeting.

Voting by Visual Sciences Directors and Executive Officers

As of the record date for the Visual Sciences special meeting, Visual Sciences’ directors, executive officers and their affiliates, as a group, owned and were entitled to vote 647,268 shares of Visual Sciences common stock, or approximately 3.1% of the outstanding shares of Visual Sciences common stock.

Revoking Your Proxy

You may revoke your proxy at any time before the proxy is voted at the Visual Sciences special meeting by:

•	submitting a written notice of revocation to the Secretary of Visual Sciences at 10182 Telesis Court, 6th Floor, San Diego, California 92121 bearing a later date than the proxy;

•	granting a duly executed proxy relating to the same shares and bearing a later date (which automatically revokes the earlier proxy) and delivering it to the Secretary of Visual Sciences; or

•	voting in person at the Visual Sciences special meeting.

Simply attending the Visual Sciences special meeting will not revoke a proxy. If you do not hold your shares of Visual Sciences common stock in your own name, you may revoke a previously granted proxy by following the revocation instructions provided on the voting instruction card you received from the bank, broker or other party that is the registered owner of the shares. Please note, however, that if you have entered into one of the voting agreements described above under the heading “Agreements Related to the Merger — Voting Agreements”, the proxy which you granted in connection with entering such agreement is irrevocable as described therein.

Other Matters

The Visual Sciences board of directors is not aware of any other business to be brought before the Visual Sciences special meeting or any adjournment or postponement of the special meeting. If, however, other matters are properly brought before the Visual Sciences special meeting (including any proposal to adjourn the special meeting) or an adjournment or postponement thereof, the persons appointed as proxies will have discretionary authority to vote the shares of Visual Sciences common stock represented by duly executed proxies in accordance with their discretion and judgment.

Solicitation of Proxies and Expenses

Visual Sciences and Omniture will share equally expenses incurred in connection with the filing and printing this joint proxy statement/prospectus. Visual Sciences will be responsible for any fees incurred in connection with the solicitation of proxies for the Visual Sciences special meeting. In addition to solicitation by mail, the directors, officers, employees and agents of Visual Sciences may solicit proxies from Visual Sciences stockholders by telephone or other means. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of shares held of record by these persons, and Visual Sciences will reimburse them for their reasonable out-of-pocket expenses in sending proxy materials to beneficial owners. Visual Sciences has retained The Altman Group, Inc., to assist it in soliciting proxies, and has agreed to pay a fee of approximately $5,500 for these services, plus out-of-pocket expenses. Visual Sciences estimates that the total expenditures in connection with its proxy solicitation will be approximately $10,000. Visual Sciences also may use several of its regular employees, who will not be specially compensated, to solicit proxies from Visual Sciences stockholders, either personally or by telephone, Internet, telegram, facsimile or special delivery letter.

Stockholders Sharing an Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders and a number of brokers with account holders who are Visual Sciences stockholders have elected to “household” proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. However, each Visual Sciences stockholder who participates in householding will continue to receive a separate proxy card. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate joint proxy statement/prospectus, please notify your broker or direct your written request to Investor Relations, Visual Sciences, Inc., 10182 Telesis Court, 6th Floor, San Diego, California 92121, by email at investor@visualsciences.com or by telephone at (858) 546-0040. Stockholders who currently receive multiple copies of Visual Sciences’ proxy statement at their address and would like to request “householding” of their communications should contact their broker.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Pro Forma Condensed Combined Financial Statements

The accompanying unaudited pro forma condensed combined financial statements present the pro forma consolidated financial position and results of operations of the combined company based upon the historical financial statements of Omniture, Touch Clarity and Visual Sciences, after giving effect to the Touch Clarity and Visual Sciences acquisitions and adjustments described in the following footnotes, and are intended to reflect the impact of these acquisitions on Omniture.

The unaudited pro forma condensed combined balance sheet reflects the acquisition of Visual Sciences as if it had been consummated on September 30, 2007 and includes pro forma adjustments for preliminary valuations of certain tangible and intangible assets by Omniture management. These adjustments are subject to further revision upon completion of the contemplated transaction and related intangible asset valuations. Touch Clarity’s balance sheet is included within Omniture’s historical consolidated September 30, 2007 balance sheet.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 combines Omniture’s historical results for the year ended December 31, 2006 with both Touch Clarity’s and Visual Sciences’ historical results for the year ended December 31, 2006. The Touch Clarity condensed consolidated statement of operations has been converted from British pounds to U.S. Dollars at the average daily exchange rate for the year ended December 31, 2006 of 1.8398 U.S. dollars per British pound. The unaudited pro forma condensed combined statement of operations and basic and diluted net loss per share for the year ended December 31, 2006 exclude the cumulative effect of a change in accounting principle of $13,000 related to Visual Sciences.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2007 combines Omniture’s historical results for the nine months ended September 30, 2007, which include Touch Clarity’s results beginning March 2007, with Touch Clarity’s historical results for the two-month period ended February 28, 2007 and Visual Sciences’ historical results for the nine months ended September 30, 2007. The Touch Clarity condensed consolidated statement of operations for the two month period ended February 28, 2007 has been converted from British pounds to U.S. Dollars at the average daily exchange rate for the first two months of 2007 of 1.9642 U.S. dollars per British pound.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of Omniture’s, Touch Clarity’s and Visual Sciences’ operations.

Reclassifications

Certain reclassifications have been made to conform Omniture’s, Touch Clarity’s and Visual Sciences’ historical reported results to the unaudited pro forma condensed combined financial statements’ basis of presentation. The reclassifications are as follows:

A.	To reclassify Visual Sciences’ advertising revenue to professional services and other revenue to conform to Omniture’s presentation.

B.	To allocate Visual Sciences’ cost of revenues based on the revenue classifications presented to conform to Omniture’s presentation.

Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the estimated purchase price, amounts related to Touch Clarity’s and Visual Sciences’ net tangible and intangible assets at an amount equal to the preliminary estimate of their fair values, along with the amortization expense related to the estimated identifiable intangible assets and stock-based compensation, changes in depreciation and amortization expense resulting from the estimated fair value adjustments to net tangible assets and to reflect the income tax effect related to the pro forma adjustments. The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1)

directly attributable to the acquisitions, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the combined results.

The unaudited pro forma condensed combined financial statements are based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for the purposes of developing such pro forma information. The unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results or financial position that would have been achieved had the merger been consummated as of the dates indicated, or that may be achieved in the future. While some reclassifications of prior periods have been included in the unaudited pro forma condensed combined financial statements, further reclassifications may be necessary.

On September 7, 2007, Omniture entered into a definitive agreement to acquire all of the outstanding voting stock of Offermatica, an on-demand provider of A/B testing and multivariate testing solutions that enable companies to define and test the structure and other elements of their websites. The acquisition is subject to customary closing conditions, including regulatory approvals, and had not yet closed as of the date of this joint proxy statement/prospectus. Offermatica’s results of operations and balance sheet were excluded from the following unaudited pro forma condensed combined financial statements because (1) Offermatica did not meet the significance thresholds for inclusion pursuant to Regulation S-X promulgated under the Securities Act of 1933, (2) Offermatica is not under common control with Visual Sciences, and (3) the consummation of neither the Visual Sciences nor the Offermatica acquisition is contingent upon the completion of the other.

The results of operations of Visual Sciences Technologies, LLC for the one month period ended January 31, 2006 were excluded from the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 because they were not material.

The unaudited pro forma condensed combined financial statements were prepared using the purchase method of accounting, with Omniture treated as the acquiring entity. Accordingly, consideration paid by Omniture related to the acquisition of Visual Sciences will be allocated to Visual Sciences’ assets and liabilities, based on their estimated values as of the date of completion of the acquisition. The allocation is dependent upon certain valuations and other studies by Omniture management that have not been finalized. A final determination of the fair value of Visual Sciences’ assets and liabilities, which cannot be made prior to closing of the acquisition, will be based on the actual net tangible and intangible assets of Visual Sciences that exist as of the date of completion of the acquisition. Accordingly, the pro forma purchase price adjustments are preliminary and subject to further adjustment as additional information becomes available upon completion of the contemplated transaction. Increases or decreases in the fair value of relevant balance sheet amounts, including property and equipment, deferred revenue and intangible assets will result in adjustments to the balance sheet and/or statements of operations. There can be no assurance that the final determination will not result in material changes from these preliminary amounts.

Omniture expects to incur significant costs associated with integrating Visual Sciences and its businesses. The unaudited pro forma condensed combined financial statements do not reflect the cost of any integration activities or benefits that may result from synergies that may be derived from any integration activities.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and notes thereto of Omniture and Visual Sciences and other financial information pertaining to Omniture, Touch Clarity and Visual Sciences, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Risk Factors” and the consolidated financial statements of Touch Clarity for the year ended December 31, 2006, which are incorporated by reference into this joint proxy statement/prospectus or included herein.

Touch Clarity Limited

On March 1, 2007, Omniture acquired all of the outstanding voting stock of Touch Clarity, a provider of enterprise on-demand automated behavioral targeting solutions, based in London, England. Subsequent to the acquisition, Omniture changed the name of Touch Clarity to Omniture Limited.

The preliminary aggregate purchase price paid by Omniture for Touch Clarity was approximately $61.2 million, which consisted of (1) initial cash consideration of $16.0 million paid upon the closing of the acquisition, (2) the fair value of substituted options, (3) acquisition-related costs, (4) a license payment to NetRatings of approximately $0.5 million related to the Touch Clarity acquisition, which Omniture elected to make in accordance with the terms of the settlement and patent license agreement entered into with NetRatings in February 2006 and (5) additional deferred consideration consisting of $13.5 million paid in cash and the issuance of 0.8 million shares of Omniture common stock.

Visual Sciences, Inc.

On October 25, 2007, Omniture entered into a merger agreement to acquire all of the outstanding voting stock of Visual Sciences, a provider of real-time web analytics applications. The acquisition will be accounted for under the purchase method of accounting.

Under the terms of the acquisition, each outstanding share of Visual Sciences common stock will be converted into and represent the right to receive 0.49 of a share of Omniture common stock and $2.39 in cash. The acquisition is intended to qualify as a tax-free reorganization for federal income tax purposes. In connection with the acquisition, options to purchase Visual Sciences common stock that are outstanding at the time of closing will be assumed by Omniture and converted into options to purchase shares of Omniture common stock, based on an option exchange ratio pursuant to the terms of the merger agreement. Pursuant to the merger agreement, the actual number of shares of Omniture common stock issuable upon exercise of the assumed options pursuant to the assumption of Visual Sciences stock options will vary depending upon the average closing sales price of Omniture’s common stock for the ten most recent trading days ending on the last trading day prior to the closing of the acquisition.

The preliminary aggregate purchase price to be paid by Omniture for Visual Sciences of approximately $431.4 million consisted of (1) cash consideration of $49.4 million, (2) fair value of Omniture common shares issued in exchange for Visual Sciences outstanding common stock, net of issuance costs, (3) fair value of vested Visual Sciences stock options assumed, (4) acquisition related costs and (5) a payment to NetRatings of approximately $2.3 million.

Omniture, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of September 30, 2007

		Visual	Pro Forma		Pro Forma
	Omniture	Sciences	Adjustments		Combined
	(In thousands)

Assets:
Current assets:
Cash and cash equivalents	$54,901	$12,714	$(49,406	)(a)	$18,209
Short-term investments	115,566	1,795	—		117,361
Accounts receivable, net	39,764	19,076	—		58,840
Deferred tax assets	—	749	(749	)(b)	—
Prepaid expenses and other current assets	3,496	3,030	—		6,526

Total current assets	213,727	37,364	(50,155)		200,936
Property and equipment, net	31,348	8,348	(886	)(c)	38,810
Intangible assets, net	33,788	22,640	(22,640	)(d)	138,288
			104,500	(h)
Goodwill	55,445	59,001	(59,001	)(e)	409,727
			354,282	(i)
Deferred tax assets	—	14,614	(14,614	)(b)	—
Other assets	580	1,029	—		1,609

Total assets	$334,888	$142,996	$311,486		$789,370

Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable	$7,345	$1,746	$—		$9,091
Accrued liabilities	14,006	9,600	20,250	(f)	43,856
Current portion of deferred revenues	37,171	20,415	(9,265	)(l)	48,321
Current portion of notes payable and revolving credit facility	4,026	4,000	—		8,026
Current portion of capital lease obligations	316	25	—		341

Total current liabilities	62,864	35,786	10,985		109,635
Deferred revenues, less current portion	1,329	—	—		1,329
Notes payable, less current portion	1,962	—	—		1,962
Capital lease obligations, less current portion	228	31	—		259
Other liabilities	6,238	5,961	38,978	(m)	51,177
Stockholders’ equity:
Common stock	59	21	(21	)(g)	69
			10	(j)
Additional paid-in capital	310,401	155,220	(155,220	)(g)	673,132
			349,140	(j)
			13,591	(k)
Deferred stock-based compensation	(1,407)	—	—		(1,407)
Accumulated other comprehensive (loss) income	(345)	377	(377	)(g)	(345)
Accumulated deficit	(46,441)	(54,400)	54,400	(g)	(46,441)

Total stockholders’ equity	262,267	101,218	261,523		625,008

Total liabilities and stockholders’ equity	$334,888	$142,996	$311,486		$789,370

The accompanying notes are an integral part of these unaudited proforma condensed combined financial statements.

Omniture, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations
Year Ended December 31, 2006

			Visual				Pro Forma			Pro Forma
	Omniture	Touch Clarity	Sciences	Reclassifications			Adjustments			Combined
	(In thousands, except per share data)

Revenues:
Subscription	$74,580	$3,860	$53,307	$—			$(9,460)	(n	)	$122,287
License	—	—	3,524	—			—			3,524
Advertising	—	—	2,377	(2,377)	(A	)	—			—
Professional services and other	5,169	63	5,319	2,377	(A	)	—			12,928

Total revenues	79,749	3,923	64,527	—			(9,460)			138,739
Cost of revenues:
Cost of revenues	—	—	16,283	(16,283)	(B	)	—			—
Subscription	28,827	1,685	—	10,103	(B	)	(335)	(p	)	52,285
							11,776	(r	)
							229	(s	)
Amortization of intangible assets	—	—	2,646	—			(2,646)	(o	)	—
Professional services, license and other	2,999	63	—	6,180	(B	)	(2,024)	(p	)	7,272
							(1,165)	(q	)
							1,219	(s	)

Total cost of revenues	31,826	1,748	18,929	—			7,054			59,557

Gross profit	47,923	2,175	45,598	—			(16,514)			79,182
Operating expenses:
Sales and marketing	35,227	2,765	26,450	—			(3,791)	(p	)	72,989
							9,620	(r	)
							2,718	(s	)
Research and development	8,732	2,191	12,824	—			(2,555)	(p	)	23,179
							1,987	(s	)
General and administrative	12,107	2,972	14,277	—			(2,719)	(p	)	30,065
							3,428	(s	)
Amortization of intangible assets	—	—	3,202	—			(3,202)	(o	)	—

Total operating expenses	56,066	7,928	56,753	—			5,486			126,233

Loss from operations	(8,143)	(5,753)	(11,155)	—			(22,000)			(47,051)
Interest income	2,117	20	696	—			(2,833)	(t	)	—
Interest expense	(1,285)	(810)	(1,765)	—			—			(3,860)
Other (expense) income, net	(219)	(99)	4	—			—			(314)

Loss before income taxes	(7,530)	(6,642)	(12,220)	—			(24,833)			(51,225)
Provision for (benefit from) income taxes	195	31	(4,491)	—			4,756	(u	)	491

Net loss	$(7,725)	$(6,673)	$(7,729)	$—			$(29,589)			$(51,716)

Net loss per share:
Net loss per share, basic and diluted	$(0.25)	$(0.82)	$(0.41)							$(1.28)
Weighted-average number of shares, basic and diluted	30,332	8,118	18,678				(16,807)			40,321

The accompanying notes are an integral part of these unaudited proforma condensed combined financial statements.

Omniture, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations
Nine Months Ended September 30, 2007

	Nine Months	Two Months	Nine Months							Nine Months
	Ended	Ended	Ended							Ended
	September 30,	February 28,	September 30,							September 30,
	2007	2007	2007							2007
			Visual				Pro Forma			Pro Forma
	Omniture	Touch Clarity	Sciences	Reclassifications			Adjustments			Combined
	(In thousands, except per share data)

Revenues:
Subscription	$92,282	$834	$49,811	$—			$(33)	(n	)	$142,894
License	—	—	4,498	—			—			4,498
Advertising	—	—	1,377	(1,377)	(A	)	—			—
Professional services and other	7,732	6	4,940	1,377	(A	)	—			14,055

Total revenues	100,014	840	60,626	—			(33)			161,447
Cost of revenues:
Cost of revenues	—	—	15,715	(15,715)	(B	)	—			—
Subscription	32,573	344	—	10,295	(B	)	(152)	(p	)	50,499
							7,300	(r	)
							139	(s	)
Amortization of intangible assets	—	—	2,192	—			(2,192)	(o	)	—
Professional services, license and other	4,747	32	—	5,420	(B	)	(919)	(p	)	9,398
							(705)	(q	)
							823	(s	)

Total cost of revenues	37,320	376	17,907	—			4,294			59,897

Gross profit	62,694	464	42,719	—			(4,327)			101,550
Operating expenses:
Sales and marketing	44,383	728	20,563	—			(1,753)	(p	)	72,445
							6,945	(r	)
							1,579	(s	)
Research and development	11,768	440	8,952	—			(1,185)	(p	)	21,181
							1,206	(s	)
General and administrative	16,642	484	13,534	—			(1,809)	(p	)	30,747
							1,896	(s	)
Amortization of intangible assets	—	—	1,902	—			(1,902)	(o	)	—

Total operating expenses	72,793	1,652	44,951	—			4,977			124,373

Loss from operations	(10,099)	(1,188)	(2,232)	—			(9,304)			(22,823)
Interest income	3,749	18	459	—			(2,056)	(t	)	2,170
Interest expense	(686)	(20)	(754)	—			—			(1,460)
Other (expense) income, net	(365)	264	(51)	—			—			(152)

Loss before income taxes	(7,401)	(926)	(2,578)	—			(11,360)			(22,265)
Provision for (benefit from) income taxes	201	—	(921)	—			1,221	(u	)	501

Net loss	$(7,602)	$(926)	$(1,657)	$—			$(12,581)			$(22,766)

Net loss per share:
Net loss per share, basic and diluted	$(0.15)	$(0.11)	$(0.08)							$(0.36)
Weighted-average number of shares, basic and diluted	51,806	8,156	20,165				(17,603)			62,524

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Omniture, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Note 1.	Basis of Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

Note 2.	Acquisition of Touch Clarity Limited

On March 1, 2007, Omniture acquired all of the outstanding voting stock of Touch Clarity, a provider of enterprise, on-demand, automated onsite behavioral targeting and optimization solutions based in London, England. Omniture purchased Touch Clarity to acquire key personnel and technology. The results of operations of Touch Clarity are included in Omniture’s results of operations from the acquisition date.

The preliminary aggregate purchase price was approximately $61.2 million, which consisted of (1) initial cash consideration of $16.0 million paid upon the closing of the acquisition, (2) the fair value of substituted options, (3) acquisition-related costs, (4) a license payment to NetRatings of approximately $0.5 million related to the Touch Clarity acquisition, which Omniture elected to make in accordance with the terms of the settlement and patent license agreement entered into with NetRatings in February 2006 and (5) additional deferred consideration consisting of $13.5 million paid in cash and the issuance of approximately 0.8 million shares of Omniture common stock.

In connection with the closing of the acquisition, the holders of both vested and unvested options to purchase shares of Touch Clarity common stock received replacement options to purchase shares of Omniture’s common stock, which we refer to as Replacement Options, with effectively the same intrinsic value at the acquisition date as the Touch Clarity options which were replaced. The $7.3 million fair value of the Replacement Options included in the purchase price was estimated using the Black-Scholes option pricing model with market assumptions. Option pricing models require the use of highly subjective market assumptions, including expected stock price volatility, which if changed can materially affect fair value estimates. The more significant assumptions used in estimating the fair value of these stock options include expected volatility of 60%, expected option term of between 4.0 years and 5.7 years based on the age of the original award and a risk-free interest rate of 4.5%.

The following table summarizes the preliminary allocation of the purchase price for Touch Clarity and the estimated useful lives for the acquired intangible assets (in thousands):

Net tangible liabilities assumed	$(5,041)
Acquired intangibles:
Existing technology (seven-year estimated useful life)	14,300
Customer contracts and related relationships (seven-year estimated useful life)	3,700
Core technology (six-year estimated useful life)	3,300
Patent license (five-year estimated useful life)	166
Goodwill	44,806

Total preliminary purchase price	$61,231

Except for deferred revenues, the Touch Clarity tangible assets and liabilities assumed by Omniture were valued at their respective carrying amounts at the acquisition date, as Omniture believes these amounts approximated their current fair value. Deferred revenues were reduced to their estimated fair value, which represented an amount equivalent to the estimated costs of fulfilling the remaining contractual obligations associated with these deferred revenues. Subscription revenues were reduced in the unaudited pro forma condensed combined statements of operations to reflect the impact of this reduction in fair value on revenues.

Omniture, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements — (Continued)

The amortization related to the identifiable intangible assets is reflected as pro forma adjustments to the unaudited pro forma condensed combined statements of operations.

Omniture may also be required to pay up to an additional $3.0 million in consideration during the quarter ended March 31, 2008, contingent upon the achievement by Omniture of certain revenue milestones during the year ended December 31, 2007. This contingent consideration would increase the aggregate purchase price and goodwill.

Note 3.	Acquisition of Visual Sciences, Inc.

On October 25, 2007, Omniture entered into a merger agreement with Visual Sciences and Voyager Acquisition Corp, pursuant to which Voyager Acquisition Corp will be merged with and into Visual Sciences, with Visual Sciences continuing after the merger as the surviving corporation and a wholly-owned subsidiary of Omniture. The acquisition will be accounted for under the purchase method of accounting.

Under the terms of the merger agreement, each outstanding share of Visual Sciences common stock will be converted into and represent the right to receive 0.49 of a share of Omniture common stock and $2.39 in cash. The acquisition is intended to qualify as a tax-free reorganization for federal income tax purposes. In connection with the acquisition, options to purchase Visual Sciences common stock that are outstanding at the time of closing will be assumed by Omniture and converted into options to purchase shares of Omniture common stock, based on an option exchange ratio pursuant to the terms of the merger agreement. Pursuant to the merger agreement, the actual number of options to purchase shares of Omniture common stock assumed pursuant to the assumption of Visual Sciences stock options will vary depending upon the average closing sales price of Omniture’s common stock for the ten most recent trading days ending on the last trading day prior to the closing of the merger.

The pro forma condensed combined balance sheet has been adjusted to reflect the preliminary allocation by Omniture management of the Visual Sciences purchase price to identifiable tangible and intangible net assets acquired and the excess purchase price to goodwill. The preliminary Visual Sciences purchase price allocation is based upon an estimated total purchase price of approximately $431.4 million. This amount is derived from the issuance of 10.1 million shares of Omniture common stock, based on outstanding common stock of Visual Sciences at September 30, 2007 and an exchange ratio of 0.49 shares of Omniture common stock for each share of Visual Sciences common stock, at a price of $34.57, the average closing price of Omniture’s common stock for the two days prior to, the day of and the two days subsequent to the public announcement of entering into the merger agreement. The actual number of shares of Omniture common stock to be issued in connection with the acquisition will be based on the actual number of Visual Sciences shares issued and outstanding at the time the acquisition closes. Each outstanding share of Visual Sciences common stock will also receive $2.39 in cash, representing total cash consideration of approximately $49.4 million. The purchase price also includes the estimated fair value of Visual Sciences stock options of $13.6 million assumed by Omniture, based upon the option exchange ratio pursuant to the terms of the merger agreement, estimated direct transaction costs of $17.0 million and a payment to NetRatings of $2.3 million pursuant to the Settlement and Patent Cross-License Agreement entered into between NetRatings and Visual Sciences in August 2007, which is due upon completion of the acquisition. Vested Visual Sciences stock options assumed by Omniture are considered part of the purchase price.

The fair value of Visual Sciences stock options assumed was estimated using the Black-Scholes option pricing model with market assumptions. Option pricing models require the use of highly subjective market assumptions, including expected stock price volatility, which if changed can materially affect fair value estimates. The more significant assumptions used in estimating the fair value of these stock options include expected volatility of 55%, expected option term of between 0.6 years and 4.8 years based on the age of the original award and a risk-free interest rate of between 4.0% and 4.2%.

Omniture, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements — (Continued)

The preliminary estimated total purchase price of the acquisition is as follows (in thousands):

Cash consideration	$49,406
Fair value of Omniture common stock to be issued, net of issuance costs	349,150
Fair value of options assumed	13,591
Direct transaction costs	17,000
NetRatings license payment	2,250

Total preliminary estimated purchase price	$431,397

Under the purchase method of accounting, the total estimated purchase price as shown in the table above is allocated to Visual Sciences’ net tangible and intangible assets based on their estimated fair values at the date of the completion of the acquisition. The following table summarizes the preliminary allocation of the purchase price for Visual Sciences and the estimated useful lives for the acquired intangible assets (in thousands):

Net tangible liabilities assumed	$(27,385)
Acquired intangibles:
Existing technology (four-year estimated useful life)	19,200
Customer contracts and related relationships (seven-year estimated useful life)	64,100
Core technology (four-year estimated useful life)	8,600
Maintenance agreements and related relationships (seven-year estimated useful life)	5,600
Patent license (five-year estimated useful life)	7,000
Goodwill	354,282

Total preliminary estimated purchase price	$431,397

A preliminary estimate of $27.4 million has been allocated to Visual Sciences’ net tangible liabilities assumed and approximately $104.5 million has been allocated to identifiable intangible assets acquired. The amortization related to the identifiable intangible assets is reflected as pro forma adjustments to the unaudited pro forma condensed combined statements of operations.

Deferred revenues were reduced by Omniture to their estimated fair value, which represented an amount equivalent to the estimated costs of fulfilling the remaining contractual obligations associated with these deferred revenues. This balance was reduced to its estimated fair value in the unaudited pro forma condensed combined balance sheet. Subscription revenues were reduced in the unaudited pro forma condensed combined statements of operations to reflect the impact of this reduction in fair value on revenues.

The allocation of the preliminary purchase price also reflects the effect of recording by Omniture of a full valuation allowance against Visual Sciences’ deferred tax assets, due to uncertainty associated with the timing and amount of any future profitability of the combined company. These deferred tax asset balances were reduced to zero in the unaudited pro forma condensed combined balance sheet. As a result of recording full valuation allowances against these deferred tax assets, income tax expense in the unaudited pro forma condensed combined statements of operations have been adjusted to eliminate the tax benefits associated with losses before provision for income taxes.

Upon completion of the fair value assessment after the Visual Sciences acquisition is completed, Omniture anticipates that the final purchase price allocation will differ from the preliminary assessment provided above. Any changes to the initial estimates of the fair value of the assets and liabilities will be recorded as adjustments to those assets and liabilities and the residual amounts will be allocated as an increase or decrease to goodwill.

Omniture, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements — (Continued)

Note 4.	Pro Forma Condensed Financial Statements

The accompanying unaudited pro forma condensed combined financial statements present the pro forma consolidated financial position and results of operations of the combined company based upon the historical financial statements of Omniture, Touch Clarity and Visual Sciences, after giving effect to the Touch Clarity and Visual Sciences acquisitions and adjustments described in these footnotes, and are intended to reflect the impact of these acquisitions on Omniture.

The unaudited pro forma condensed combined balance sheet reflects the acquisition of Visual Sciences as if it had been consummated on September 30, 2007 and includes pro forma adjustments for preliminary valuations of certain tangible and intangible assets by Omniture management. These adjustments are subject to further revision upon completion of the contemplated transaction and related intangible asset valuations. Touch Clarity’s balance sheet is included within Omniture’s historical consolidated September 30, 2007 balance sheet.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 combines Omniture’s historical results for the year ended December 31, 2006 with both Touch Clarity and Visual Sciences’ historical results for the year ended December 31, 2006. The Touch Clarity condensed consolidated statement of operations has been converted from British pounds to U.S. Dollars at the average daily exchange rate for the year ended December 31, 2006 of 1.8398 U.S. dollars per British pound.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2007 combines Omniture’s historical results for the nine months ended September 30, 2007, which include Touch Clarity’s results beginning March 2007, with Touch Clarity’s historical results for the two-month period ended February 28, 2007 and Visual Sciences’ historical results for the nine months ended September 30, 2007. The Touch Clarity condensed consolidated statement of operations for the two month period ended February 28, 2007 has been converted from British pounds to U.S. Dollars at the average daily exchange rate for the first two months of 2007 of 1.9642 U.S. dollars per British pound.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of Omniture’s, Touch Clarity’s and Visual Sciences’ operations.

Note 5.	Reclassifications

Certain reclassifications have been made to conform Omniture’s, Touch Clarity’s and Visual Sciences’ historical reported results to the pro forma condensed combined financial statements’ basis of presentation. The reclassifications are as follows:

A.	To reclassify Visual Sciences’ advertising revenue to professional services and other revenue to conform to Omniture’s presentation.

B.	To allocate Visual Sciences’ cost of revenues based on the revenue classifications presented to conform to Omniture’s presentation.

Note 6.	Pro Forma Adjustments

Pro forma adjustments are necessary to reflect the estimated purchase price, amounts related to Touch Clarity’s and Visual Sciences’ net tangible and intangible assets at an amount equal to the preliminary estimate of their fair values, along with the amortization expense related to the estimated identifiable intangible assets and stock-based compensation, changes in depreciation and amortization expense resulting from the estimated fair value adjustments to net tangible assets and to reflect the income tax effect related to the pro forma adjustments.

There were no significant intercompany balances and transactions between Omniture, Touch Clarity and Visual Sciences at the dates and for the periods of these pro forma condensed combined financial statements.

Omniture, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements — (Continued)

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had Omniture, Touch Clarity and Visual Sciences filed consolidated income tax returns during the periods presented.

Except for $5.0 million in employee retention bonuses due to certain Visual Sciences personnel contingent upon closing of the acquisition, which are included in the preliminary aggregate purchase price, the unaudited pro forma condensed combined financial statements do not include any adjustments for liabilities that will result from integration activities related to the Visual Sciences acquisition, as management of Omniture and Visual Sciences are in the process of making these assessments, and estimates of these costs are not currently known. However, additional liabilities may be recorded for severance or relocation costs related to Visual Sciences employees, costs of vacating certain leased facilities, or other costs associated with exiting activities of Visual Sciences that would affect amounts in the unaudited pro forma condensed combined financial statements. Any such liabilities would be recorded as adjustments to the Visual Sciences purchase price and increase goodwill. In addition, Omniture may incur significant restructuring charges upon consummation of the Visual Sciences acquisition or in subsequent quarters for severance or relocation costs related to Omniture employees, costs of vacating certain leased facilities of Omniture, or other costs associated with exiting activities of Omniture. Any such restructuring charges would be recorded as an expense in the consolidated statement of operations in the period in which they were incurred.

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

a. To record the cash consideration paid in the Visual Sciences acquisition.

b. To record a full valuation allowance against Visual Sciences’ deferred tax assets.

c. To reduce Visual Sciences’ property and equipment to its estimated fair value.

d. To eliminate Visual Sciences’ historical intangible assets.

e. To eliminate Visual Sciences’ historical goodwill.

f. To accrue the following costs related to the Visual Sciences acquisition (in thousands):

Direct costs related to the transaction, including stock issuance costs	$18,000
Additional payment due to NetRatings	2,250

Total	$20,250

g. To eliminate Visual Sciences’ historical stockholders’ equity.

h.	To record the preliminary fair value of Visual Sciences’ identifiable intangible assets, comprised of the following (dollars in thousands):

	Preliminary	Annual
	Asset Fair	Amortization	Estimated
	Value	Expense	Useful Life

Existing technology	$19,200	$4,800	4 years
Customer contracts and related relationships	64,100	9,157	7 years
Core technology	8,600	2,150	4 years
Maintenance agreements and related relationships	5,600	800	7 years
Patent licenses	7,000	1,400	5 years

Total	$104,500	$18,307

i. To record goodwill related to the Visual Sciences acquisition.

j. To record the fair value of Omniture common stock exchanged in the Visual Sciences acquisition.

Omniture, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements — (Continued)

k.	To record the fair value of Visual Sciences’ stock options assumed by Omniture in the acquisition that were vested as of September 30, 2007.

l.	To record the differences between the preliminary fair value and the historical amount of Visual Sciences’ deferred revenues.

m.	To record the deferred tax liabilities related to the difference between the book and tax bases of Visual Sciences’ identifiable intangible assets, based on an effective tax rate of 37.3%.

n.	To record the following reductions in Touch Clarity’s and Visual Sciences’ subscription revenues resulting from the reduction in deferred revenues to their fair value (in thousands):

	Touch	Visual
	Clarity	Sciences	Total

Year ended December 31, 2006	$(195)	$(9,265)	$(9,460)
Nine months ended September 30, 2007	$(33)	$—	$(33)

o. To eliminate Visual Sciences’ historical amortization of intangible assets.

p. To eliminate Visual Sciences’ historical stock-based compensation expense as follows (in thousands):

		Nine Months
	Year Ended	Ended
	December 31,	September 30,
	2006	2007

Cost of subscription revenues	$(335)	$(152)
Cost of professional services, license and other	(2,024)	(919)
Sales and marketing	(3,791)	(1,753)
Research and development	(2,555)	(1,185)
General and administrative	(2,719)	(1,809)

Total	$(11,424)	$(5,818)

q.	To reduce Visual Sciences’ historical depreciation expense resulting from the reduction in property and equipment to its fair value.

r.	To record the following amounts for amortization of intangible assets acquired in the Touch Clarity and Visual Sciences acquisitions (in thousands):

	Year Ended December 31, 2006			Nine Months Ended September 30, 2007
	Touch Clarity	Visual Sciences	Total	Touch Clarity	Visual Sciences	Total

Cost of subscription revenues	$2,626	$9,150	$11,776	$438	$6,862	$7,300
Sales and marketing	463	9,157	9,620	77	6,868	6,945

Total	$3,089	$18,307	$21,396	$515	$13,730	$14,245

Omniture, Inc.

Notes to Unaudited Pro Forma Condensed Combined Financial Statements — (Continued)

s.	To record stock-based compensation expense related to options exchanged in conjunction with the Touch Clarity acquisition and stock-based awards assumed in conjunction with the Visual Sciences acquisition:

	Year Ended December 31, 2006			Nine Months Ended September 30, 2007
	Touch	Visual		Touch	Visual
	Clarity	Sciences	Total	Clarity	Sciences	Total

Cost of subscription revenues	$35	$194	$229	$6	$133	$139
Cost of professional services, license and other revenues	28	1,191	1,219	5	818	823
Sales and marketing	59	2,659	2,718	10	1,569	1,579
Research and development	70	1,917	1,987	12	1,194	1,206
General and administrative	113	3,315	3,428	18	1,878	1,896

Total	$305	$9,276	$9,581	$51	$5,592	$5,643

t.	To record the reduction in interest income due to the lower cash and cash equivalents and short-term investment balances resulting from the $16.0 million and $49.4 million payments of cash consideration due upon closing of the Touch Clarity and Visual Sciences acquisitions, respectively. The reduction in interest income resulting from the payment related to the Touch Clarity acquisition was based on Omniture’s average yield earned during the year ended December 31, 2006 and the first two months of 2007. The reduction in interest income related to the Visual Sciences acquisition was based on Omniture’s average yield earned during the year ended December 31, 2006 and the nine months ended September 30, 2007.

u.	To eliminate the benefit from income taxes resulting from the loss before income taxes, due to the uncertainty related to the amount and timing of when this benefit may be realized.

Note 7.	Pro Forma Net Loss Per Share

Shares used to calculate unaudited pro forma combined basic and diluted net loss per share are based on the sum of the following:

a.	The number of Omniture weighted-average shares used in computing historical net loss per share, basic and diluted;

b.	The number of Visual Sciences weighted-average shares used in computing historical net loss per share, basic and diluted multiplied by the exchange ratio of 0.49; and

c.	The number of Omniture common shares issued to the former Touch Clarity shareholders as consideration for that acquisition.

COMPARATIVE RIGHTS OF OMNITURE STOCKHOLDERS
AND VISUAL SCIENCES STOCKHOLDERS

When the merger is complete, Visual Sciences stockholders whose shares are converted into Omniture common stock will become Omniture stockholders. We believe the description below covers the material differences between the rights of Omniture stockholders and Visual Sciences stockholders, but it may not contain all information important to you. The description is qualified in its entirety by reference to the respective certificates of incorporation and bylaws of Omniture and Visual Sciences, all of which are incorporated by reference into this joint proxy statement/prospectus. See “Where You Can Find More Information” beginning on page 142. The rights of Visual Sciences stockholders are governed by the Delaware General Corporation Law and Visual Sciences’ certificate of incorporation and bylaws. After the merger, the rights of Visual Sciences stockholders who receive Omniture common stock will be governed by the Delaware General Corporation Law and Omniture’s certificate of incorporation and bylaws.

Summary of Material Differences Between the Rights of
Visual Sciences Stockholders and the Rights of Omniture Stockholders

	Visual Sciences Stockholders Rights	Omniture Stockholders Rights

Authorized Capital Stock:	The authorized capital stock of Visual Sciences currently consists of (1) 75,000,000 shares of common stock, par value $0.001 per share, and (2) 10,000,000 shares of preferred stock, par value $0.001 per share.	The authorized capital stock of Omniture currently consists of (1) 250,000,000 shares of common stock, par value $0.001 per share, and (2) 10,000,000 shares of preferred stock, par value $0.001 per share.
Number of Directors:	The Visual Sciences’ board of directors currently consists of nine directors. The number of directors is established from time to time by resolution adopted by a majority vote of Visual Sciences’ board of directors, although there must be a minimum of three directors and a maximum of fifteen.	The Omniture board of directors currently consists of seven directors. The number of directors is established from time to time by resolution adopted by Omniture’s board of directors, although there must be a minimum of one director.
Term and Classes of Directors:	There are three classes of Visual Sciences’ directors. Each class serves for a three-year term, with one class of directors’ term expiring each year.	There are three classes of Omniture directors. Each class serves for a three- year term, with one class of directors’ term expiring each year.
Removal of Directors:	No directors may be removed from office by the stockholders except for cause and, in addition to any other vote required by law, upon the affirmative vote of not less than 66 2/3% of the total voting power of all outstanding votes entitled to be cast in an election of directors.	Any director may be removed from office by the stockholders only for cause.
Vacancies on the Board:	Vacancies on Visual Sciences’ board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by a vote of the majority of the directors then in office, although less than a quorum, or by a sole remaining director. The directors so chosen shall hold office for a term that shall coincide with the remaining term of the class of directors to which such	Vacancies on Omniture’s board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled only by vote of a majority of the directors then in office, although less than a quorum, at any meeting of the board of directors. A person so elected by the board of directors to fill a vacancy or newly created directorship shall hold office until the next election

	Visual Sciences Stockholders Rights	Omniture Stockholders Rights

	director shall have been elected or appointed and until their successors are duly elected and shall qualify, unless sooner displaced.	of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.
Board Quorum and Vote Requirements:	At all meetings of Visual Sciences’ board of directors, the presence of a majority of the total authorized number of directors constitutes a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the directors present at any meeting at which a quorum is present constitutes the act of the board of directors.

Any action required or permitted to be taken at any meeting of Visual Sciences’ board of directors may be taken without a meeting if all members of the board of directors consent thereto in writing, and that writing or those writings are filed with the minutes of proceedings of the board of directors.	At all meetings of Omniture’s board of directors, the presence of a majority of the total authorized number of directors constitutes a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the directors present at any meeting at which a quorum is present constitutes the act of the board of directors.

Any action required or permitted to be taken at any meeting of Omniture’s board of directors may be taken without a meeting if all members of the board of directors consent thereto in writing, and that writing or those writings are filed with the minutes of proceedings of the board of directors.
Stockholder Meetings:	The annual meeting of Visual Sciences’ stockholders is held at any place within or outside the State of Delaware and at a time designated by the board of directors.

Special meetings of Visual Sciences’ stockholders may be called by the chairman of the board or the president and shall be called by the president or secretary at the request in writing of the board of directors. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.	The annual meeting of Omniture’s stockholders is held at the place, either within or without the State of Delaware, and on the date and at the time, designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the second Tuesday of May of each year at 10:00 a.m.

Special meetings of Omniture’s stockholders may be called at any time by (1) the board of directors, (2) the chairperson of the board, (3) the chief executive officer or (4) the president (in the absence of a chief executive officer). No business may be transacted at such special meeting other than the business specified in such notice to stockholders.
Stockholder Quorum Requirements:	The presence in person or by proxy of the holders of record of a majority of shares entitled to vote at a meeting of Visual Sciences’ stockholders constitutes a quorum for the transaction of business at that meeting.	The presence in person or by proxy of the holders of record of a majority of shares entitled to vote at a meeting of Omniture’s stockholders constitutes a quorum for the transaction of business at that meeting.
Stockholder Proposals:	For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of Visual Sciences. To be timely, a stockholder’s notice shall be delivered to the secretary at the	For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of Omniture. To be timely, a stockholder’s notice must be delivered to or mailed and received at the

Visual Sciences Stockholders Rights	Omniture Stockholders Rights

principal executive offices of the corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the earlier of (1) the day on which notice of the meeting was mailed or (2) the date public announcement of the date of such meeting is first made by Visual Sciences. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and Rule 14a-101 thereunder; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the nomination or proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (I) the name and	principal executive offices of Omniture not less 120 calendar days before the one year anniversary of the date Omniture mailed its proxy statement to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date of the prior year’s meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of 120 calendar days in advance of such annual meeting and ten (10) calendar days following the date on which public announcement of the date of the meeting is first made.

A stockholder’s notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on Omniture’s books, of the stockholder proposing such business, (c) the class and number of shares of Omniture that are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his capacity as a proponent of a stockholder proposal.

	Visual Sciences Stockholders Rights	Omniture Stockholders Rights

address of such stockholder and of such beneficial owner, as they appear on Visual Sciences’ books, (II) the class and number of shares of capital stock of Visual Sciences which are owned beneficially and of record by such stockholder and such beneficial owner, (III) a representation that the stockholder is a holder of record of stock of Visual Sciences entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (IV) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (y) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Visual Sciences’ outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (z) otherwise to solicit proxies from stockholders in support of such proposal or nomination.
Action of Stockholders by Written Consent:	Any action required or permitted to be taken at any annual or special meeting of Visual Sciences stockholders may not be taken without a meeting.	Any action required or permitted to be taken by Omniture’s stockholders must be effected at a duly called annual or special meeting and may not be effected by any consent in writing by such stockholders.
Amendment of Certificate of Incorporation:	Visual Sciences’ certificate of incorporation may be amended, altered, changed or repealed; provided, however, the vote of at least 66 2/3% of the stockholders is required to amend the articles regarding: directors, management, indemnification, limitation of liability and amendments.	Omniture’s certificate of incorporation may be amended, altered, changed or repealed, except the article regarding limitation of liability and indemnification may not be amended or repealed.
Amendment of Bylaws:	Visual Sciences’ board of directors is expressly authorized to make, adopt, amend, alter, rescind or repeal the bylaws; provided, however, the stockholders may adopt, amend, alter, rescind or repeal the bylaws with the affirmative vote of the holders of not less than 66 2/3% of the total voting power of all outstanding securities of Visual Sciences then entitled to vote generally in the election of directors.	Omniture’s board of directors is authorized to adopt, amend or repeal the bylaws and the bylaws may be adopted, amended or repealed by the stockholders entitled to vote. Omniture’s stockholders also have the power to adopt, amend or repeal bylaws.
Exculpation of Directors:	Visual Sciences’ certificate of incorporation provides that a director shall not be personally liable to Visual Sciences or its stockholders for monetary damages for breach of fiduciary duty as a director, provided	Omniture’s certificate of incorporation provides that to the fullest extent permitted by the Delaware General Corporation Law, as it presently exists or may hereafter be amended, a director of Omniture shall not be personally

Visual Sciences Stockholders Rights	Omniture Stockholders Rights

that this right will not eliminate or limit the liability of a director (1) for any breach of his or her duty of loyalty to Visual Sciences or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (3) under Section 174 of the Delaware General Corporation Law, or (4) for any transaction from which the director derives an improper personal benefit.

If the Delaware General Corporation Law is amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the director to Visual Sciences shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended from time to time.	liable to Omniture or its stockholders for monetary damages for breach of fiduciary duty as a director.

If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of Omniture shall be eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
Indemnification of Directors, Officers and Employees:	Visual Sciences will indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Visual Sciences), by reason of the fact that he or she is or was a director or officer of Visual Sciences, or is or was serving at the request of Visual Sciences as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Visual Sciences, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of Visual Sciences, and, with respect to any criminal action or proceeding, had	Omniture will indemnify and hold harmless, to the fullest extent permitted by the Delaware General Corporation Law, as it presently exists or may hereafter be amended, any director or officer of Omniture who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such proceeding. Omniture shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the board of directors.

Omniture shall have the power to indemnify and hold harmless, to the extent permitted by applicable law, as it presently exists or may hereafter be amended, any employee or agent of

Visual Sciences Stockholders Rights	Omniture Stockholders Rights

reasonable cause to believe that his or her conduct was unlawful.

Visual Sciences will indemnify and hold harmless any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of Visual Sciences to procure a judgment in its favor by reason of the fact that he or she is or was a director or officer of Visual Sciences, or is or was serving at the request of Visual Sciences as a director or officer of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Visual Sciences; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to Visual Sciences unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

Any indemnification will be made by Visual Sciences only as authorized in the specific case upon a determination that indemnification of the director or officer or other person entitled to indemnification is proper under the circumstances because he or she has met the applicable standard. Such determination shall be made, with respect to an officer or director, (1) by the board of directors by a majority vote of directors who were not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of directors who were not	Omniture who was or is made or is threatened to be made a party or is otherwise involved in any proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of Omniture or is or was serving at the request of Omniture as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such proceeding.

Visual Sciences Stockholders Rights	Omniture Stockholders Rights

parties to such action, suit or proceeding even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders. To the extent, however, that a present or former director or officer of Visual Sciences has been successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith, without the necessity of authorization in the specific case.

Notwithstanding any contrary determination in the specific case above, and notwithstanding the absence of any determination thereunder, any present or former director or officer of Visual Sciences may apply to the Court of Chancery of the State of Delaware for indemnification to the extent otherwise permissible. The basis of such indemnification by a court shall be a determination by such court that indemnification of such person is proper in the circumstances because he or she has met the applicable standards of conduct set forth in Visual Sciences’ certification of incorporation.

Neither a contrary determination in the specific case above nor the absence of any determination thereunder shall be a defense to such application or create a presumption that such person seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification shall be given to Visual Sciences promptly upon the filing of such application. If successful, in whole or in part, such person seeking indemnification in the Court of Chancery of the State of Delaware shall also be entitled to be paid the expense of prosecuting such application.

Expenses incurred by a person who is or was a director or officer of Visual Sciences in defending or investigating a threatened or pending action, suit or

Visual Sciences Stockholders Rights	Omniture Stockholders Rights

proceeding shall be paid by Visual Sciences in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by Visual Sciences as authorized.
The indemnification and advancement of expenses shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, it being the policy of Visual Sciences that indemnification of the persons specified above shall be made to the fullest extent permitted by law.
The provisions regarding indemnification shall not be deemed to preclude the indemnification of any person who is not specified but whom Visual Sciences has the power or obligation to indemnify under the provisions of the Delaware General Corporation Law, or otherwise.
The indemnification and advancement of expenses will, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer of Visual Sciences and shall inure to the benefit of the heirs, executors and administrators of such a person.

Except for proceedings to enforce rights to indemnification, Visual Sciences shall not be obligated to indemnify any person in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by the board of directors Visual Sciences. To the extent authorized from time to time by the board of directors, Visual Sciences may provide rights to indemnification and to the advancement of expenses to employees and agents of

	Visual Sciences Stockholders Rights	Omniture Stockholders Rights

Visual Sciences similar to those conferred to directors and officers.

Anti-Takeover Provisions:

Business Combinations	Visual Sciences is subject to Section 203 of the Delaware General Corporation Law prohibiting specified business combinations by 15% or greater stockholders without satisfying requisite conditions.	Omniture is subject to Section 203 of the Delaware General Corporation Law prohibiting specified business combinations by 15% or greater stockholders without satisfying requisite conditions.

Rights Plans	Visual Sciences does not have a rights plan.	Omniture does not have a rights plan.

STOCKHOLDER PROPOSALS FOR OMNITURE’S
FISCAL YEAR 2008 ANNUAL MEETING

Pursuant to Rule 14a-8 under the Exchange Act and in accordance with Omniture’s bylaws, an Omniture stockholder proposing to transact business at Omniture’s annual meeting of stockholders must provide notice of such proposal in the manner required by Omniture’s bylaws. In order for a stockholder proposal to be included in Omniture’s proxy statement and form of proxy relating to the meeting for Omniture’s 2008 Annual Meeting of Stockholders, the proposal must have been received by Omniture no later than December 21, 2007. If an Omniture stockholder intends to submit a proposal or nomination for director for Omniture’s 2008 Annual Meeting of Stockholders that is not to be included in Omniture’s proxy statement and form of proxy relating to the meeting, the stockholder must give Omniture notice in accordance with the requirements set forth in Omniture’s bylaws no later than December 21, 2007.

STOCKHOLDER PROPOSALS FOR VISUAL SCIENCES’
FISCAL YEAR 2008 ANNUAL MEETING

If the merger is not consummated, Visual Sciences must have received by February 7, 2008 (which date is 90 days prior to May 7, 2008, the first anniversary of Visual Sciences’ preceding year’s annual meeting), but not before January 8, 2008 (which date is 120 days prior to May 7, 2008, the first anniversary of Visual Sciences’ preceding year’s annual meeting) any proposal of a stockholder intended to be presented at Visual Sciences’ 2008 annual meeting; provided, however, in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the earlier of (1) the date on which notice of the meeting was mailed or (2) the date public announcement of the date of such meeting is first made by Visual Sciences. All proposals must comply with the Delaware General Corporation Law, certain rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in Visual Sciences’ bylaws. Notices of stockholder proposals should be in writing and should be directed, to the Secretary of Visual Sciences at its principal office.

LEGAL MATTERS

The validity of the shares of common stock offered hereby and certain federal income tax consequences of the merger will be passed upon for Omniture by Wilson Sonsini Goodrich & Rosati, Professional Corporation. Certain investment partnerships comprised of members of, and persons associated with, Wilson Sonsini Goodrich & Rosati, Professional Corporation beneficially hold shares of Omniture common stock, which represented less than 1% of Omniture’s outstanding shares of common stock at December 11, 2007.

Certain federal income tax consequences of the merger will be passed upon for Visual Sciences by Latham & Watkins LLP.

EXPERTS

Ernst & Young LLP, independent registered public accounting firm, has audited Omniture’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2006, as set forth in their report, which is incorporated by reference in this joint proxy statement/prospectus and elsewhere in the registration statement. Omniture’s financial statements are incorporated by reference in reliance on Ernst &Young LLP’s report, given on their authority as experts in accounting and auditing.

The financial statements incorporated in this joint proxy statement/prospectus by reference to Visual Sciences, Inc.’s Current Report on Form 8-K dated June 4, 2007 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this joint proxy statement/prospectus by reference to the Annual Report on Form 10-K of Visual Sciences, Inc. for the year ended December 31, 2006, have been so incorporated in reliance on the report, which contains an explanatory paragraph on management’s assessment of the effectiveness of internal control over financial reporting and on the effectiveness of internal control over financial reporting due to the exclusion of Visual Sciences Technologies, LLC (formerly known as Visual Sciences, LLC) because it was acquired by Visual Sciences in a purchase business combination during 2006, of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Visual Sciences Technologies, LLC (formerly known as Visual Sciences, LLC) for the years ended December 31, 2005 and 2004, which are included in Visual Sciences’ Current Report on Form 8-K/A dated April 19, 2006, which is incorporated by reference herein, have been audited by BDO Seidman, LLP, an independent registered public accounting firm, to the extent and for the periods set forth, and are included in reliance upon such report given upon authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Omniture Limited (formerly known as Touch Clarity Limited) as of December 31, 2006 and 2005, and for each of the years then ended, included in the Form 8-K/A dated May 15, 2007, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

Omniture has filed a registration statement on Form S-4 under the Securities Act with the SEC with respect to the Omniture common stock to be issued to Visual Sciences stockholders pursuant to the merger. This joint proxy statement/prospectus constitutes the prospectus of Omniture filed as part of the registration statement. This joint proxy statement/prospectus does not contain all of the information set forth in the registration statement because certain parts of the registration statement are omitted in accordance with the rules and regulations of the SEC. The registration statement and its exhibits are available for inspection and copying as set forth below.

In addition, Omniture and Visual Sciences file annual, quarterly and current reports, proxy and information statements and other information with the SEC under the Exchange Act. Copies of these reports, proxy statements and other information may be inspected and copied at the Public Reference Room maintained by the SEC at:

100 F Street, N.E.
Washington, D.C. 20549

Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains a Website that contains reports, proxy statements and other information regarding each of Omniture and Visual Sciences. The address of the SEC web site is http://www.sec.gov.

You may also obtain these documents by requesting them in writing or by telephone from the appropriate company at the following addresses:

Requests for documents relating to Omniture should be directed to:	Requests for documents relating to Visual Sciences should be directed to:
Omniture, Inc. 550 East Timpanogos Circle Orem, Utah 84097 Attn: Investor Relations (801) 722-7037	Visual Sciences, Inc. 10182 Telesis Court, 6th Floor San Diego, California 92121 Attn: Investor Relations (858) 546-0040

Omniture stockholders should contact Omniture Investor Relations at the address or telephone number listed above with any questions about the merger.

Visual Sciences stockholders should contact Visual Sciences Investor Relations at the address or telephone number listed above with any questions about the merger.

This joint proxy statement/prospectus incorporates documents by reference which are not presented in or delivered with this joint proxy statement/prospectus. You should rely only on the information contained in this joint proxy statement/prospectus and in the documents that Omniture and Visual Sciences have incorporated by reference into this joint proxy statement/prospectus. No one has authorized anyone to provide you with information that is different from or in addition to the information contained in this joint proxy statement/prospectus and incorporated by reference into this joint proxy statement/prospectus.

In addition, all documents filed by Omniture and Visual Sciences pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this joint proxy statement/prospectus and before the date of the Omniture and Visual Sciences respective special meetings are deemed to be incorporated by reference into, and to be a part of, this joint proxy statement/prospectus from the date of filing of those documents.

Any statement contained in this joint proxy statement/prospectus or in a document incorporated or deemed to be incorporated by reference into this joint proxy statement/prospectus will be deemed to be modified or superseded for purposes of this joint proxy statement/prospectus to the extent that a statement contained in this joint proxy statement/prospectus or any other subsequently filed document that is deemed to be incorporated by reference into this joint proxy statement/prospectus modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this joint proxy statement/prospectus.

Visual Sciences has supplied all information contained or incorporated by reference in this joint proxy statement/prospectus about Visual Sciences, and Omniture has supplied all information contained or incorporated by reference in this joint proxy statement/prospectus about Omniture.

The following documents, which were filed by Omniture with the SEC, are incorporated by reference into this joint proxy statement/prospectus, except to the extent of information which was furnished rather than filed by Omniture, all such furnished information specifically not being incorporated by reference herein:

•	Omniture’s annual report on Form 10-K for the fiscal year ended December 31, 2006, filed with the SEC on March 23, 2007, including the amendment on Form 10-K/A filed with the SEC on March 28, 2007.

•	Omniture’s quarterly report on Form 10-Q for the quarter ended March 31, 2007, filed with the SEC on May 15, 2007.

•	Omniture’s quarterly report on Form 10-Q for the quarter ended June 30, 2007, filed with the SEC on August 10, 2007.

•	Omniture’s quarterly report on Form 10-Q for the quarter ended September 30, 2007, filed with the SEC on November 9, 2007.

•	Omniture’s definitive proxy statement pursuant to Section 14(a) of the Exchange Act, filed with the SEC on April 19, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on February 20, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on March 7, 2007, as amended by Form 8-K/A filed with the SEC on May 15, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on March 29, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on April 3, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on May 18, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on May 30, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on August 9, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on August 21, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on September 12, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on October 26, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on October 31, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on November 13, 2007.

•	Omniture’s current report on Form 8-K filed with the SEC on December 5, 2007.

•	The description of Omniture’s securities contained in Omniture’s registration statement on Form 8-A filed with the SEC on June 26, 2006, including any amendments or reports filed for the purpose of updating this information.

The following documents, which were filed by Visual Sciences with the SEC, are incorporated by reference into this joint proxy statement/prospectus, except to the extent of information which was furnished rather than filed by Visual Sciences, all such furnished information specifically not being incorporated by reference herein:

•	Visual Sciences’ annual report on Form 10-K for the fiscal year ended December 31, 2006, filed with the SEC on March 13, 2007.

•	Visual Sciences’ quarterly report on Form 10-Q for the quarter ended March 31, 2007, filed with the SEC on May 10, 2007.

•	Visual Sciences’ quarterly report on Form 10-Q for the quarter ended June 30, 2007, filed with the SEC on August 8, 2007.

•	Visual Sciences’ quarterly report on Form 10-Q for the quarter ended September 30, 2007, filed with the SEC on November 8, 2007.

•	Visual Sciences’ definitive proxy statement pursuant to Section 14(a) of the Exchange Act, filed with the SEC on April 13, 2007.

•	Visual Sciences’ current report on Form 8-K dated February 1, 2006, filed with the SEC on February 7, 2006 (excluding Item 7.01 and the exhibit furnished thereunder), as amended by Amendment No. 1 on Form 8-K/A filed on April 19, 2006 and as further amended by Amendment No. 2 on Form 8-K/A filed on March 29, 2007.

•	Visual Sciences’ current report on Form 8-K dated February 23, 2007, filed with the SEC on February 27, 2007.

•	Visual Sciences’ current report on Form 8-K dated May 9, 2007 (with respect to Item 5.03), filed with the SEC on May 9, 2007.

•	Visual Sciences’ current report on Form 8-K dated June 8, 2007, filed with the SEC on June 8, 2007.

•	Visual Sciences’ current report on Form 8-K dated July 27, 2007, filed with the SEC on August 2, 2007.

•	Visual Sciences’ current report on Form 8-K dated August 17, 2007, filed with the SEC on August 23, 2007.

•	Visual Sciences’ current report on Form 8-K dated October 24, 2007, filed with the SEC on October 29, 2007.

•	Visual Sciences’ current report on Form 8-K dated October 25, 2007, filed with the SEC on October 29, 2007.

•	Visual Sciences’ current report on Form 8-K dated October 25, 2007, filed with the SEC on October 31, 2007.

•	Visual Sciences’ current report on Form 8-K dated November 30, 2007, filed with the SEC on December 3, 2007.

•	Visual Sciences’ current report on Form 8-K dated December 5, 2007, filed with the SEC on December 6, 2007.

Information on Omniture’s Web Site

Information on any Omniture Internet web site is not part of this document and you should not rely on that information in deciding whether to approve the share issuance, unless that information is also in this joint proxy statement/prospectus or in a document that is incorporated by reference in this joint proxy statement/prospectus.

Information on Visual Sciences’ Web Site

Information on any Visual Sciences Internet web site is not part of this document and you should not rely on that information in deciding whether to adopt the merger agreement, unless that information is also in this joint proxy statement/prospectus or in a document that is incorporated by reference in this joint proxy statement/prospectus.

THIS JOINT PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, THE SECURITIES OFFERED BY THIS JOINT PROXY STATEMENT/PROSPECTUS, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER, SOLICITATION OF AN OFFER OR PROXY SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS JOINT PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF SECURITIES PURSUANT TO THIS JOINT PROXY STATEMENT/PROSPECTUS SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH IN OR INCORPORATED INTO THIS JOINT PROXY STATEMENT/PROSPECTUS BY REFERENCE OR IN THE AFFAIRS OF OMNITURE, INC. OR VISUAL SCIENCES, INC. SINCE THE DATE OF THIS JOINT PROXY STATEMENT/PROSPECTUS. THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS WITH RESPECT TO VISUAL SCIENCES AND ITS SUBSIDIARIES WAS PROVIDED BY VISUAL SCIENCES AND ITS SUBSIDIARIES AND THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT/PROSPECTUS WITH RESPECT TO OMNITURE AND ITS SUBSIDIARIES WAS PROVIDED BY OMNITURE AND ITS SUBSIDIARIES, AS THE CASE MAY BE.

ANNEX A

EXECUTION COPY

AGREEMENT AND PLAN OF REORGANIZATION
BY AND AMONG
OMNITURE, INC.,
VOYAGER ACQUISITION CORP
AND
VISUAL SCIENCES, INC.
Dated as of October 25, 2007

i

TABLE OF DEFINED TERMS

Term	Section

Acquisition	7.3(b)(iii)
Acquisition Proposal	5.3(g)(i)
Affiliate Letter	5.13
Agreement	Introduction
Antitrust Clearance Date	7.1(b)
Appraisal Rights	1.12
Board Recommendations	5.2(b)
Book-Entry Shares	1.7(c)
Burdensome Condition	5.6(c)
Certificate of Merger	1.2
Certificates	1.7(c)
Change of Recommendation	5.3(d)(ii)
Closing	1.2
Closing Date	1.2
COBRA	2.12(b)
Code	Recitals
Company	Introduction
Company Affiliate	5.13
Company Balance Sheet	2.4(b)
Company Board Recommendation	5.2(b)
Company Charter Documents	2.1(b)
Company Common Stock	1.6(a)
Company Disclosure Letter	Article II
Company Employees	5.9(c)
Company Employee Plan	2.12(a)
Company Financials	2.4(b)
Company Intellectual Property	2.7(a)(ii)
Company Owned Intellectual Property	2.7(a)(vi)
Company Material Adverse Effect	8.3(c)
Company Options	2.2(b)(i)
Company Permits	2.8(b)
Company Preferred Stock	2.2(a)(i)
Company Products	2.7(c)
Company Registered Intellectual Property	2.7(a)(v)
Company Restricted Stock	1.6(b)
Company SEC Reports	2.4(a)
Company Stock Plan or Company Stock Plans	1.6(e)
Company Stockholders’ Meeting	2.16
Company Termination Fee	7.3(b)(i)(1)
Confidentiality Agreement	5.4(a)
Contaminants	2.7(r)
Continuing Employees	5.9(c)
Contract	2.2(a)(ii)
Controlled Group Affiliate	2.12(e)
D&O Insurance	5.11(b)
Delaware Law	Recitals

Term	Section

Dissenting Shares	1.12
Distributed Company Product	2.7(p)
Domain Names	2.7(a)(i)
Effect	8.3(c)
Effective Time	1.2
Employee	2.12(a)
Employee Agreement	2.12(a)
End Date	7.1(b)
Environmental Laws	2.14(b)
ERISA	2.12(c)(i)
Exchange Act	2.3(d)
Exchange Agent	1.7(a)
Exchange Fund	1.7(b)
Exempt Representations	1.1(c)
Export Approvals	2.21(b)
FCPA	2.22
GAAP	2.4(b)
Goldman Agreement	2.10
Goldman Fairness Opinion	2.18
Governmental Entity	2.3(d)
Hazardous Materials	2.14(b)
HSR Act	2.3(d)
Indemnified Parties	5.11(a)
Initial End Date	7.1(b)
Intellectual Property	2.7(a)(i)
International Employee Plan	2.12(g)
Knowledge	8.3(b)
Leased Real Property	2.13(a)
Leases	2.13(a)
Legal Requirements	2.2(d)(ii)
Liens	2.1(d)
Merger	1.1(a)
Merger Consideration	1.6(a)
Merger Sub	Introduction
Merger Sub Common Stock	1.6(d)
Nasdaq	1.6(g)
Open Source	2.7(p)
Option Exchange Ratio	5.9(a)(i)
Parent	Introduction
Parent Balance Sheet	3.4(b)
Parent Board Recommendation	5.2(b)
Parent Charter Documents	3.1(b)
Parent Common Stock	Recitals
Parent Disclosure Letter	Article III
Parent Financials	3.4(b)
Parent Material Adverse Effect	8.3(d)

v

Term	Section

Parent Options	3.2(b)(i)
Parent Preferred Stock	3.2(a)(i)
Parent SEC Reports	3.4(a)
Parent Stockholders Meeting	2.16
Parent Stock Plans	3.2(b)(i)
Party or Parties	Introduction
Permits	2.8(b)
Permitted Parent Action	5.2(b)
Person	8.3(e)
Per Share Cash Amount	1.6(a)
Per Share Stock Amount	1.6(a)
Prospectus/Joint Proxy Statement	2.16
PTO	2.7(b)
Registered Intellectual Property	2.7(a)(iii)
Registration Statement	2.16
Required Company Stockholders	2.3(a)
Routine Grants	4.1(b)(iv)
Required Parent Stockholders	3.3(a)
Sarbanes-Oxley Act	2.4(c)
SEC	2.3(d)
Second Merger	1.1(b)
Section 409A	2.12(i)
Securities Act	2.4(a)
Share Issuance	Recitals
Software	2.7(a)(iv)
Standard Terms	4.1(b)(iv)
Stockholders’ Meeting	5.2(a)
Subsidiary	2.1(a)
Subsidiary Charter Documents	2.1(b)
Substantial Customer Contracts	2.20(b)
Superior Offer	5.3(g)(ii)
Supplement Letter	1.1(c)
Surviving Corporation	1.1(a)
SVB Facility	4.1(b)(xxii)
Tax or Taxes	2.6(a)
Tax Incentive	2.6(b)(xii)
Tax Opinions	5.14
Tax Return	2.6(a)
Terminating Employee Plans	5.9(b)
Triggering Event	7.1(h)
URLs	2.7(a)(i)
Voting Agreements	Recitals
Voting Debt	2.2(c)

INDEX OF EXHIBITS

Exhibits A-1 and A-2	Voting Agreement
Exhibit B-1 and B-2	Tax Representation Letters
Exhibit C	Certificate of Incorporation

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made and entered into as of October 25, 2007, by and among Omniture, Inc., a Delaware corporation (“Parent”), Voyager Acquisition Corp, a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”), and Visual Sciences, Inc., a Delaware corporation (the “Company”). Hereafter, Parent, Merger Sub and Company shall be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

A. The respective Boards of Directors of Parent, Merger Sub and the Company have deemed it advisable and in the best interests of their respective corporations and stockholders that Parent and the Company consummate the business combination and other transactions provided for herein in order to advance their respective long-term strategic business interests.

B. The respective Boards of Directors of Parent, Merger Sub and the Company have approved, in accordance with applicable provisions of the laws of the state of Delaware (“Delaware Law”), this Agreement and the transactions contemplated hereby, including the Merger.

C. Concurrently with the execution of this Agreement, and as a condition and inducement to Parent’s and the Company’s willingness to enter into this Agreement, certain stockholders of Parent and the Company are entering into a Voting Agreement and irrevocable proxy in substantially the forms attached hereto as Exhibits A-1 and A-2, respectively (the “Voting Agreements”).

D. The Board of Directors of the Company has resolved to recommend to its stockholders the adoption of this Agreement.

E. The Board of Directors of Parent has resolved to recommend to its stockholders the approval of the issuance of shares of Common Stock of the Parent, par value $0.001 per share (the “Parent Common Stock”) pursuant to the terms of this Agreement (the “Share Issuance”).

F. Parent, as the sole stockholder of Merger Sub, has adopted this Agreement.

G. Parent, Merger Sub and the Company desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

H. For United States federal income tax purposes, the parties intend that the Merger qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

THE MERGER

1.1 The Merger.

(a) At the Effective Time and subject to and upon the terms and conditions of this Agreement and the applicable provisions of Delaware Law, Merger Sub shall be merged with and into the Company (the “Merger”), the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation. The Company, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the “Surviving Corporation.”

(b) Alternative Structure.  If following the date of this Agreement all of the conditions set forth in Article VI have been satisfied or waived (except that the tax representation letters in the forms as set forth in Exhibit B-1 and called for in Section 5.14 cannot be delivered and the condition set forth in Section 6.1(e) has not been waived), but the Closing could occur if the tax representation letters in the forms set forth in Exhibit B-2 could be executed and delivered (assuming Parent alters the structure as hereafter provided in this Section 1.1(b)), Parent shall alter the structure of the business combination between Merger Sub and the Company contemplated by this Agreement, , by consummating a second-step merger of the Surviving Corporation into a limited liability company wholly-owned by Parent that is disregarded as an entity for federal tax purposes, in accordance with Delaware Law, immediately following the Merger (such second-step merger, the “Second Merger”); provided, however, that (i) such wholly-owned disregarded limited liability company shall become a party to, and shall become bound by, the terms of this Agreement and (ii) the tax representation letters in the forms set forth in Exhibit B-2 shall be executed and delivered, and (iii) any action taken pursuant to this Section 1.1(b) shall not (unless consented to in writing by the Company prior to the Closing) (x) alter or change the kind or amount of consideration to be issued to the holders of the Company’s capital stock or other securities as provided for in this Agreement or (y) otherwise cause any closing condition set forth in Article VI not to be capable of being satisfied (unless duly waived by the party entitled to the benefits thereof). If such second-step merger occurs, references to the Merger in Recital I, Section 1.10, Section 2.6(b)(xiii), Section 4.1(b)(xviii), Section 5.14 and Section 6.1(e) shall be to the Merger and the second-step merger described in this Section 1.1(b), taken together as one integrated transaction for U.S. federal income tax purposes.

(c) Except as provided in the following sentence, the representations and warranties in this Agreement shall be made as if the Second Merger will occur as part of the transactions contemplated hereby (it being understood that references in this Agreement to the “transactions contemplated hereby” and similar references shall include the Second Merger). The representations and warranties in (x) clause (iii) of the first sentence of Section 2.3(b), (y) the last sentence of Section 2.3(b) and (z) Section 2.7(j)(ii) (such representations, collectively, the “Exempt Representations”) shall be made without regard to whether the Second Merger shall occur; provided, however, that if the structure of the business combination is altered to include the Second Merger pursuant to Section 1.1(b), the Company shall promptly (and in any event at least three (3) Business Days prior to the Closing) prepare and deliver to Parent a supplement to the Company Disclosure Letter which shall reflect the disclosure with respect to the Exempt Representations as if such representations and warranties had been made as to the Second Merger (the “Supplement Letter”) and the disclosure set forth in the Supplement Letter shall qualify the applicable Exempt Representations to the extent such disclosure becomes applicable solely as a result of the Second Merger.

1.2 Effective Time; Closing.  Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the “Certificate of Merger”) (the time of such filing with the Secretary of State of the State of Delaware (or such later time as may be agreed in writing by the Company and Parent and specified in the Certificate of Merger) being the “Effective Time”) as soon as practicable on the Closing Date. The closing of the Merger (the “Closing”) shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, located at One Market, Spear Tower, Suite 3300, San Francisco, California, at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI (other than those that by their terms are to be satisfied or waived at the Closing), or at such other time, date and location as the parties hereto agree in writing; provided, however, that if all the conditions set forth in Article VI shall not have been satisfied or waived on such second business day, then the Closing shall take place on the first business day on which all such conditions shall have been satisfied or waived. The date on which the Closing occurs is referred to herein as the “Closing Date.”

1.3 Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law, including Section 259 of the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

1.4 Certificate of Incorporation and Bylaws.  At the Effective Time, the Certificate of Incorporation of the Company shall be amended and restated to read in its entirety in substantially the form attached hereto as Exhibit C, until thereafter amended in accordance with Delaware Law and as provided in such Certificate of Incorporation. At the Effective Time, the Bylaws of the Company shall be amended and restated in their entirety to be identical to the Bylaws of Merger Sub, as in effect immediately prior to the Effective Time, until thereafter amended in accordance with Delaware Law and as provided in such Bylaws.

1.5 Directors and Officers.  The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly appointed.

1.6 Effect on Capital Stock.  Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of any shares of capital stock of the following securities, the following shall occur:

(a) Company Common Stock.  Each share of the Common Stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any shares of Company Common Stock to be canceled pursuant to Section 1.6(c) and other than Dissenting Shares (as defined below)), will be canceled and extinguished and automatically converted (subject to Section 1.6(g)) into the right to receive (x) 0.49 of a validly issued, fully paid and nonassessable share of Parent Common Stock (the “Per Share Stock Amount”) and (y) $2.39 in cash, without interest (the “Per Share Cash Amount” and together with the Per Share Stock Amount, the “Merger Consideration”) upon surrender of the certificate representing such share of Company Common Stock in the manner provided in Section 1.7 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit and bond, if required, in the manner provided in Section 1.9).

(b) Repurchase Rights.  If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with the Company (such shares of stock, the “Company Restricted Stock”) that does not by its terms in effect on the date hereof and disclosed on Section 2.12(a) of the Company Disclosure Letter (or by the terms of another agreement with the Company in effect as of the date hereof and disclosed on Section 2.12(a) of the Company Disclosure Letter) provide that such repurchase option, risk of forfeiture or other condition lapses upon consummation of the transactions contemplated hereby, then (x) the shares of Parent Common Stock issued in exchange for such shares of Company Restricted Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Parent Common Stock may accordingly be marked with appropriate legends until such time as such repurchase option, risk of forfeiture or other condition expires or is otherwise extinguished, at which time Parent shall cause such legends to be removed and (y) the cash portion of the Merger Consideration payable with respect to such shares of Company Restricted Stock pursuant to the provisions of Section 1.6(a) shall be withheld and retained by Parent and shall be subject to the same repurchase option, risk of forfeiture or other condition. Parent shall hold the cash portion of the Merger Consideration so withheld until such repurchase option, risk of forfeiture or other condition expires or is otherwise extinguished at which time such portion of the Merger Consideration will be distributed to such former holder of shares of Company Restricted Stock; provided, however, such cash shall be permanently retained by Parent upon forfeiture by the holder of such shares of Parent Common Stock pursuant to the terms that governed such Company Restricted Stock prior to the Effective Time. Upon consummation of the Merger, (A) the Merger Consideration issued in exchange for any shares of Company Restricted Stock will, without any further act of Parent, Merger Sub, the Company or any other Person, become subject to the restrictions, conditions and other provisions contained in the Contract providing for the rights of repurchase, forfeiture or other condition applicable to such Company Restricted Stock as set forth in this Section 1.6(b), and (B) Parent will automatically succeed to and become entitled to exercise the Company’s rights and remedies under any such Contract without modification, except as set forth in this Section 1.6(b). The Company shall use reasonable efforts to ensure that, from and after the Effective Time, the Surviving Corporation is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

(c) Cancellation of Treasury and Parent Owned Stock.  Each share of Company Common Stock held by Company or Parent or any direct or indirect wholly-owned Subsidiary of the Company or of Parent immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

(d) Capital Stock of Merger Sub.  Each share of common stock, par value $0.001, of Merger Sub (the “Merger Sub Common Stock”) issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation. Each certificate evidencing ownership of shares of Merger Sub Common Stock shall evidence ownership of such shares of capital stock of the Surviving Corporation.

(e) Stock Options.  At the Effective Time, all Company Options outstanding under the Company’s 2006 Employment Commencement Equity Incentive Award Plan, 2004 Equity Incentive Award Plan, Amended and Restated 2000 Equity Incentive Plan, Avivo Corporation 1999 Equity Incentive Plan and any other compensatory option plans or Contracts of the Company, including option plans or Contracts assumed by the Company pursuant to a merger, acquisition or other similar transaction (each, a “Company Stock Plan” and collectively, the “Company Stock Plans”) shall be assumed by Parent in accordance with Section 5.9(a).

(f) Warrants.  Subject to the consummation of the Merger, the Company shall cause, effective as of immediately prior to the Effective Time, any and all warrants to acquire shares of the capital stock of the Company to be cancelled or terminated and of no further force or effect, such that each holder of any such warrant shall cease to have any rights in respect thereof.

(g) Fractional Shares.  No fraction of a share of Parent Common Stock will be issued by virtue of the Merger, but in lieu thereof each holder of record of shares of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock that otherwise would be received by such holder of record) shall, upon surrender of such holder’s Certificate(s), receive from Parent an amount of cash (rounded to the nearest whole cent), without interest, equal to the product of (i) such fraction, multiplied by (ii) the average closing sale price of one share of Parent Common Stock for the ten (10) most recent trading days that Parent Common Stock has traded ending on the last trading day immediately prior to the Closing Date, as reported on the Nasdaq Stock Market’s Global Market (“Nasdaq”). As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of fractional share interests, the Exchange Agent shall so notify Parent and Parent shall, or shall cause the Surviving Corporation to, deposit such amount with the Exchange Agent and shall cause the Exchange Agent to forward payments to such holders of fractional share interests subject to and in accordance with the terms hereof.

(h) Adjustments to Per Share Stock Amount.  The Per Share Stock Amount shall be adjusted to reflect fully the appropriate effect of any stock split, reverse stock split, subdivision, stock dividend (including any dividend or distribution of securities convertible into Parent Common Stock or Company Common Stock), reorganization, recapitalization, reclassification, combination or exchange of shares or other like change with respect to Parent Common Stock (including any amendment to Parent’s Certificate of Incorporation that disproportionately effects the Parent Common Stock to be delivered to the Company’s stockholders pursuant to Section 1.6(a) in comparison to the effect such amendment has on the Parent Common Stock outstanding immediately prior to such amendment) or Company Common Stock having a record date on or after the date hereof and prior to the Effective Time.

1.7 Surrender of Certificates.

(a) Exchange Agent.  Prior to the Effective Time, Parent shall select an institution reasonably satisfactory to the Company to act as the exchange agent (the “Exchange Agent”) in the Merger. The Company acknowledges that American Stock Transfer and Trust Company is reasonably satisfactory to the Company.

(b) Parent to Provide Common Stock and Cash.  Prior to the Effective Time, Parent shall enter into an agreement with the Exchange Agent which shall provide that Parent shall make available to the Exchange Agent for exchange in accordance with this Article I, the Merger Consideration payable pursuant to Section 1.6(a) in exchange for outstanding shares of Company Common Stock. In addition, Parent shall make available as necessary from time to time after the Effective Time as needed, additional cash in an amount sufficient for payment in lieu of fractional shares pursuant to Section 1.6(g) and any dividends or distributions which holders of shares of Company Common Stock may be entitled pursuant to Section 1.7(d). Any cash and Parent Common Stock deposited with the Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

(c) Exchange Procedures.  Promptly after the Effective Time, Parent shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a certificate or certificates (the “Certificates”) which immediately prior to the Effective Time represented outstanding shares of Company Common Stock or non-certificated shares of Company Common Stock represented by book-entry (“Book-Entry Shares”) whose shares were converted into the right to receive the Merger Consideration pursuant to Section 1.6(a), cash in lieu of any fractional shares pursuant to Section 1.6(g) and any dividends or other distributions pursuant to Section 1.7(d): (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or Book-Entry Shares shall pass, only upon delivery of the Certificates or Book-Entry Shares to the Exchange Agent and shall be in customary form and (ii) instructions for use in effecting the surrender of the Certificates or Book-Entry Shares in exchange for certificates representing whole shares of Parent Common Stock and the cash constituting the Merger Consideration, cash in lieu of any fractional shares pursuant to Section 1.6(g) and any dividends or other distributions pursuant to Section 1.7(d). Upon surrender of Certificates or Book-Entry Shares for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto and such other documents as may reasonably be required by the Exchange Agent, the holder of record of such Certificates or Book-Entry Shares shall be entitled to receive in exchange therefor the number of whole shares of Parent Common Stock (after taking into account all Certificates and Book-Entry Shares surrendered by such holder of record) to which such holder is entitled pursuant to Section 1.6(a) (which, at the election of Parent, may be in uncertificated book entry form unless a physical certificate is requested by the holder of record or is otherwise required by applicable Legal Requirements or regulation), the portion of the cash constituting the Merger Consideration to which such holder is entitled pursuant to Section 1.6(a), the payment in lieu of fractional shares which such holder has the right to receive pursuant to Section 1.6(g) and any dividends or distributions payable pursuant to Section 1.7(d), and the Certificates and Book-Entry Shares so surrendered shall forthwith be canceled. In the event of a transfer of ownership of shares of Company Common Stock which is not registered in the transfer records of the Company, the Merger Consideration to which such holder is entitled pursuant to Section 1.6(a), the payment in lieu of fractional shares which such holder has the right to receive pursuant to Section 1.6(g) and any dividends or distributions payable pursuant to Section 1.7(d), may be paid to a transferee if the Certificates or Book-Entry Shares representing such shares of Company Common Stock are presented and surrendered to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer, such other documents and guarantees as may be required by the Exchange Agent and by evidence that any applicable stock transfer taxes have been paid, and any such Certificates or Book-Entry Shares so presented and surrendered shall be forthwith canceled. Until so surrendered, outstanding Certificates and Book-Entry Shares will be deemed from and after the Effective Time, for all corporate purposes, to evidence (i) the ownership of the number of full shares of Parent Common Stock into which such shares of Company Common Stock shall have been so converted pursuant to Section 1.6(a), (ii) the right to receive the cash portion of the Merger Consideration payable for such shares of Company Common Stock pursuant to Section 1.6(a), (iii) the right to receive an amount in cash in lieu of the issuance of any fractional shares in accordance with Section 1.6(g) and (iv) any dividends or distributions payable pursuant to Section 1.7(d).

(d) Distributions With Respect to Unexchanged Shares.  No dividends or other distributions with respect to Parent Common Stock with a record date after the Effective Time and no payment in lieu of fractional shares pursuant to Section 1.6(g) will be paid to the holders of any unsurrendered Certificates or Book-Entry Shares with respect to the shares of Parent Common Stock represented thereby until the holders of such Certificates or Book-Entry Shares shall surrender such Certificates or Book-Entry Shares in the manner provided in this Section 1.7. Subject to applicable Legal Requirements, following surrender of any such Certificates or Book-Entry Shares in the manner provided in this Section 1.7, the Exchange Agent shall deliver to the holders thereof, without interest (i) promptly after such surrender, the number of whole shares of Parent Common Stock issued in exchange therefor, pursuant to Section 1.6(a) and the cash constituting the Merger Consideration payable in exchange therefor pursuant to Section 1.6(a) along with payment in lieu of fractional shares pursuant to Section 1.6(g) and the amount of any such dividends or other distributions with a record date after the Effective Time and theretofore paid with respect to such whole shares of Parent Common Stock and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time and a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock.

(e) Transfers of Ownership.  If shares of Parent Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Persons requesting such exchange will have paid to Parent or any agent designated by it any transfer or other Taxes required by reason of the issuance of shares of Parent Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the reasonable satisfaction of Parent or any agent designated by it that such Tax has been paid or is not payable.

(f) Required Withholding.  Each of Parent, the Exchange Agent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign Tax law or under any other applicable Legal Requirement. Such withheld amounts shall be promptly remitted to the appropriate Governmental Entity. To the extent such amounts are so deducted or withheld and remitted, the amount of such consideration shall be treated for all purposes under this Agreement as having been paid to the Person to whom such consideration would otherwise have been paid.

(g) No Liability.  Notwithstanding anything to the contrary in this Section 1.7, neither the Exchange Agent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Parent Common Stock or Company Common Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(h) Investment of Exchange Fund.  The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent on a daily basis; provided that no gain or loss thereon or income or loss generated thereby shall affect the amounts payable to Company stockholders pursuant to this Article I. Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable to Company stockholders pursuant to this Article I shall promptly be paid to Parent.

(i) Termination of Exchange Fund.  Any portion of the Exchange Fund which remains undistributed to the holders of Certificates or Book-Entry Shares one (1) year after the Effective Time shall, at the request of Parent, be delivered to Parent or otherwise according to the instruction of Parent, and any holders of the Certificates or Book-Entry Shares who have not surrendered such Certificates or Book-Entry Shares in compliance with this Section 1.7 shall after such delivery to Parent look only to Parent for the shares of Parent Common Stock and cash constituting the Merger Consideration pursuant to Section 1.6(a), cash in lieu of any fractional shares pursuant to Section 1.6(g) and any dividends or other distributions pursuant to Section 1.7(d) with respect to the shares of Company Common Stock formerly represented thereby. If any Certificate or Book-Entry Share shall not have been surrendered prior to seven (7) years after the Effective Time (or immediately prior to such earlier time as such amounts would otherwise escheat to or become property of any Governmental Entity), any such portion of the Exchange Fund (including amounts held by Parent after the distribution to it of the Exchange Fund) remaining unclaimed by holders of shares of Company Common Stock immediately prior to such time shall, to the extent permitted by law, become the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

1.8 No Further Ownership Rights in Company Common Stock.  The Merger Consideration issued and paid upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof (including any cash paid in respect thereof pursuant to Sections 1.6(a) and 1.6(g) and any dividends or distributions paid in respect thereof pursuant to Section 1.7(d)) shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. On or after the Effective Time, any Certificates or Book-Entry Shares presented to the Exchange Agent, Parent or the Surviving Corporation for any reason shall, subject to compliance with Section 1.7, be converted into the Merger Consideration to which such holder is entitled pursuant to Section 1.6(a), any cash in lieu of any fractional shares to which such holder is entitled pursuant to Section 1.6(g) and any dividends or other distributions to which such holder is entitled pursuant to Section 1.7(d), in each case without any interest thereon.

1.9 Lost, Stolen or Destroyed Certificates.  In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of Parent Common Stock and cash constituting the Merger Consideration as to which such holder is entitled pursuant to Section 1.6(a), cash for fractional shares, if any, as may be required pursuant to Section 1.6(g) and any dividends or distributions payable pursuant to Section 1.7(d); provided, however, that the Exchange Agent may, as a condition precedent to the issuance and payment thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Parent, the Company, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

1.10 Tax Consequences.  It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code. The parties hereto adopt this Agreement as a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

1.11 Further Action.  At and after the Effective Time, the officers and directors of Parent and the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company and Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company and Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

1.12 Dissenter’s Rights.  Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time held by a holder who is entitled to demand and properly demands appraisal of such shares of Company Common Stock (“Dissenting Shares”), pursuant to, and who complies in all respects with, Section 262 of Delaware Law (the “Appraisal Rights”), shall not be converted into the right to receive the Merger Consideration, but shall be converted into the right to receive such consideration as may be due such holder pursuant to Section 262 of Delaware Law unless such holder fails to perfect, withdraws or otherwise loses such holder’s right to such payment or appraisal. From and after the Effective Time, a holder of Dissenting Shares shall not have and shall not be entitled to exercise any of the voting rights or other rights of a stockholder of the Surviving Corporation. If, after the Effective Time, such holder fails to perfect, withdraws or otherwise loses any such Appraisal Rights, each such share of such holder shall no longer be considered a Dissenting Share and shall be deemed to have converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 1.6(a), cash in lieu of any fractional shares pursuant to Section 1.6(g) and any dividends or other distributions pursuant to Section 1.7(d). The Company shall give prompt notice to Parent of any demands received by the Company for appraisal of shares of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to Delaware Law received by the Company, and Parent shall have the right to control all negotiations and proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent voluntarily make any payment with respect to, or settle or offer to settle, any such demands or agree to do or commit to do any of the foregoing.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in writing in the disclosure letter supplied by Company to Parent dated as of the date hereof and certified by a duly authorized executive officer of the Company (the “Company Disclosure Letter”), the Company represents and warrants to Parent and Merger Sub as follows:

2.1 Organization; Standing and Power; Charter Documents; Subsidiaries.

(a) Organization; Standing and Power.  The Company and each of its Subsidiaries (i) is a corporation or other organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (except in the case of good standing for entities organized under the laws of any jurisdiction that does not recognize such concept), (ii) has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (iii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to so qualify or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Agreement, “Subsidiary,” when used with respect to any party, shall mean any corporation or other organization, whether incorporated or unincorporated, at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

(b) Charter Documents.  The Company has delivered or made available to Parent: (i) a true and correct copy of its Certificate of Incorporation (including any Certificate of Designations) and its Bylaws of the Company, each as amended or amended and restated to date (collectively, the “Company Charter Documents”) and (ii) the certificate of incorporation and bylaws, or like organizational documents (collectively, “Subsidiary Charter Documents”), of each of its Subsidiaries, and each such instrument is in full force and effect. The Company is not in violation of any of the provisions of the Company Charter Documents and each Subsidiary is not in violation of its respective Subsidiary Charter Documents.

(c) Minutes.  The Company has made available to Parent and its representatives true and complete copies of the minutes of all meetings of the stockholders, the Board of Directors and each committee of the Board of Directors of the Company and each of its Subsidiaries held since September 30, 2004.

(d) Subsidiaries.  Section 2.1(d) of the Company Disclosure Letter sets forth each Subsidiary of the Company. All the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary have been duly authorized, validly issued and are fully paid and nonassessable and are owned by the Company, a wholly-owned Subsidiary of the Company, or the Company and another wholly-owned Subsidiary of the Company, free and clear of all pledges, claims, liens, charges, encumbrances, options and security interests of any kind or nature whatsoever (collectively, “Liens”), including any restriction on the right to vote, possess, use, sell, transfer or otherwise dispose of such capital stock or other ownership interests, except for restrictions imposed by applicable securities laws. Other than the Subsidiaries of the Company, neither the Company nor any of its Subsidiaries owns any capital stock of, or other equity or voting interests of any nature in, or any interest convertible, exchangeable or exercisable for, capital stock of, or other equity or voting interests of any nature in, any other Person.

2.2 Capital Structure.

(a) Capital Stock.

(i) The authorized capital stock of the Company consists of: (1) 75,000,000 shares of Company Common Stock, par value $0.001 per share and (2) 10,000,000 shares of preferred stock, par value $0.001 per share (the “Company Preferred Stock”). At the close of business on October 19, 2007: (i) 20,940,600 shares of Company Common Stock were issued and outstanding, and (ii) no shares of Company Preferred Stock were issued and outstanding. Since the close of business on October 19, 2007 through the execution of this Agreement, the Company has not issued any shares of Company Common Stock, other than pursuant to the exercise of Company Options (as defined below) outstanding as of October 19, 2007 and granted pursuant to the Company Stock Plans. No shares of Company Common Stock are owned or held by the Company or any Subsidiary of the Company.

(ii) All of the outstanding shares of capital stock of the Company are, and all shares of capital stock of the Company which may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive rights. Section 2.2(a) of the Company Disclosure Letter sets forth a list of each holder of Company Restricted Stock and (a) the name and last known state of domicile of the holder of such Company Restricted Stock (provided, however, that the Company may redact names of employees (other than with respect to officers of the Company) from such list), (b) the number of shares of Company Restricted Stock held by such holder, (c) the repurchase price of such Company Restricted Stock, (d) the date on which such Company Restricted Stock was purchased or granted and (e) the applicable vesting schedule pursuant to which the Company’s right of repurchase or forfeiture lapses, and (f) the extent to which such Company right of repurchase or forfeiture has lapsed as of the date hereof. There are no commitments or agreements of any character to which the Company is bound obligating Company to waive its right of repurchase or forfeiture with respect to any Company Restricted Stock as a result of the Merger (whether alone or upon the occurrence of any additional or subsequent events). For purposes of this Agreement, “Contract” shall mean any written, oral or other agreement, contract, subcontract, settlement agreement, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or other legally binding commitment or undertaking of any nature, as in effect as of the date hereof or as may hereinafter be in effect.

(b) Stock Options.

(i) As of the close of business on October 19, 2007: (i) 3,359,430 shares of Company Common Stock were subject to issuance pursuant to outstanding options to purchase Company Common Stock under the Company Stock Plans (the “Company Options”) and (ii) 920,296 shares of Company Common Stock were reserved for future issuance pursuant to Company Options or other equity-based awards available for grant under the Company Stock Plans. Since the close of business on October 19, 2007 through the execution of this Agreement, no Company Options have been granted and no shares of Company Common Stock have been reserved for future issuance pursuant to Company Options or other equity-based awards available for grant under the Company Stock Plans. There are no outstanding or authorized stock appreciation, phantom stock or other similar rights (whether payable in stock, cash or other property) with respect to the Company.

(ii) Section 2.2(a) of the Company Disclosure Letter sets forth a list of each outstanding Company Option issued and (a) the particular Company Stock Plan (if any) pursuant to which such Company Option was granted, (b) the name and last known state of domicile of the holder of such Company Option (provided, however, that the Company may redact names of employees (other than with respect to officers of the Company) from such list), (c) the number of shares of Company Common Stock subject to such Company Option, (d) the exercise price of such Company Option (and whether such option is subject to Section 409A of the Code), (e) the date on which such Company Option was granted, (e) the applicable vesting schedule (including any acceleration provisions with respect thereto), and the extent to which such Company Option is vested and exercisable as of the date hereof, (f) the date on which such Company Option expires, and (g) whether such Company Option is intended to qualify as an incentive stock option as defined in Section 422 of the Code. All shares of Company Common Stock subject to issuance under the Company Stock Plans, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. True and complete copies of the forms of all agreements relating to Company Options issued under the Company Stock Plans have been provided to Parent, such forms of agreements are not materially different from the agreements evidencing such Company Options (other than with respect to the name of the holder, the per share exercise price, the number of shares subject to such Company Options and the applicable vesting schedule), and such agreements and instruments have not been amended, modified or supplemented, and the Company has no obligations under any Contract to amend, modify or supplement such agreements in any case from the forms provided to Parent (or the actual agreements evidencing such Company Options).

(c) Voting Debt.  No bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries (i) having the right to vote on any matters on which stockholders may vote (or which are convertible into, or exchangeable for, securities having such right) or (ii) the value of which is in any way based upon or derived from capital or voting stock of the Company or its Subsidiaries, are issued or outstanding as of the date hereof (collectively, “Voting Debt”).

(d) Other Securities.

(i) As of the date hereof, other than as set forth in Section 2.2(a)(i) and Section 2.2(b)(i) there are no securities, options, warrants, calls, rights, contracts, commitments, agreements, instruments, arrangements, understandings, obligations or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to (including on a deferred basis) issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, Voting Debt or other voting securities of the Company or any of its Subsidiaries, or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, instrument, arrangement, understanding, obligation or undertaking.

(ii) All outstanding shares of Company Common Stock, all outstanding Company Options, and all outstanding shares of capital stock of each Subsidiary of the Company have been issued and granted in compliance in all material respects with (i) all applicable federal, state and foreign securities laws and all other applicable Legal Requirements and (ii) all requirements set forth in applicable material Contracts. Except for shares of Restricted Stock, there are not any outstanding Contracts of the Company or any of its Subsidiaries to (i) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or (ii) dispose of any shares of the capital stock of, or other equity or voting interests in, any of its Subsidiaries. The Company is not a party to any voting agreement with respect to shares of the capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries and, to the Knowledge of the Company, other than the Company Voting Agreements and the irrevocable proxies granted pursuant to the Company Voting Agreements, there are no irrevocable proxies and no voting agreements, voting trusts, rights plans, anti-takeover plans or registration rights agreements with respect to any shares of the capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries. For purposes of this Agreement, “Legal Requirements” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

2.3 Authority; Non-Contravention; Necessary Consents.

(a) Authority.  The Company has all requisite corporate power and authority to enter into this Agreement and, subject to the adoption and approval of the Merger by the Required Company Stockholders (as defined below), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only to the adoption of this Agreement by the Required Company Stockholders and the filing of the Certificate of Merger pursuant to Delaware Law. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock (the “Required Company Stockholders”) to adopt this Agreement is the only vote of the holders of any class or series of Company capital stock necessary to adopt this Agreement in order to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by Parent and Merger Sub, constitutes valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Non-Contravention.  The execution and delivery of this Agreement by the Company does not, and performance of this Agreement by the Company will not: (i) assuming the Required Company Stockholders adopt this Agreement, conflict with or violate the Company Charter Documents or any Subsidiary Charter Documents of any Subsidiary of the Company, (ii) subject to obtaining the adoption of this Agreement by the Company’s stockholders as contemplated in Section 5.2 and compliance with the requirements set forth in Section 2.3(d), conflict with or violate any material Legal Requirement applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company’s or any of its Subsidiaries rights or materially alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of the Company or any of its Subsidiaries pursuant to, any Company Scheduled Contract, except, as to clauses (ii) and (iii), respectively, for any such conflicts, violations, breaches, defaults or other occurrences which would not be material to the Company and its Subsidiaries, taken as a whole. Section 2.3(b)(iv) of the Company Disclosure Letter lists all consents, waivers and approvals under any of the Company Scheduled Contracts required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would result in a loss of benefits to the Company or any of its Subsidiaries that would be material to the Company and its Subsidiaries, taken as a whole.

(c) Section 2.3(c) of the Company Disclosure Letter lists all consents, waivers and approvals under any of the Company’s or its Subsidiaries’ Contracts required to be obtained in connection with the consummation of the transactions contemplated hereby, (including (a) the Merger and (b) the Second Merger and indicating thereon which of the Merger or the Second Merger to which such disclosure relates) which, if individually not obtained, would reasonably be expected to result in a Company Material Adverse Effect.

(d) Necessary Consents.  No consent, approval, order or authorization of, or registration, declaration or filing with any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, court, administrative agency or commission or other governmental authority or instrumentality, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority (a “Governmental Entity”) is required to be obtained or made by the Company in connection with the execution and delivery of this Agreement or the consummation of the Merger and other transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company and/or Parent are qualified to do business, (ii) the filing of the Prospectus/Joint Proxy Statement with the Securities and Exchange Commission (the “SEC”) in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the effectiveness of the Registration Statement, (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) and satisfaction of such other requirements of the comparable applicable laws of other jurisdictions, (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities or “blue sky” laws and the securities laws of any foreign country, and (v) such other consents, orders, authorizations, filings, declarations, approvals and registrations which if not obtained or made would not be material to the Company or the Surviving Entity or materially adversely affect the ability of the parties hereto to consummate the Merger within the time frame in which the Merger would otherwise be consummated in the absence of the need for such consent, approval, order, authorization, registration, declaration or filings.

2.4 SEC Filings; Financial Statements; Internal Controls.

(a) SEC Filings.  The Company has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed by it with the SEC since September 30, 2004. The Company has made available to Parent all such registration statements, prospectuses, reports, schedules, forms, statements and other documents in the form filed with the SEC. All such required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including those that the Company may file subsequent to the date hereof) are referred to herein as the “Company SEC Reports.” As of their respective dates or, if amended or supplemented prior to the date of this Agreement, as of the date of such amendment or supplement, each Company SEC Report (i) complied in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Reports and (ii) did not at the time it was filed (or became effective in the case of a registration statement), or if amended, supplemented or superseded by a filing prior to the date of this Agreement then on the date of such superseding filing, amendment or supplement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is required to file any forms, reports or other documents with the SEC. The Company has previously made available to Parent a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Company with the SEC pursuant to the Securities Act or the Exchange Act.

(b) Financial Statements.  Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports (the “Company Financials”) (as amended or supplemented prior to the date of this Agreement, if applicable), including each Company SEC Report filed after the date hereof until the Closing: (i) was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q, 8-K or any successor form under the Exchange Act), and (ii) fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated except that the unaudited interim financial statements were or are subject to normal year end adjustments which were not, or are not expected to be, material in amount to the Company and its Subsidiaries, taken as a whole. The Company does not intend to correct or restate, nor is there any basis for any correction or restatement of, in any material respect, any aspect of the Company Financials. The balance sheet of the Company dated as of June 30, 2007 contained in the Company SEC Report filed with the SEC on August 3, 2007 is hereinafter referred to as the “Company Balance Sheet.” Except as disclosed in the Company Financials, neither the Company nor any of its Subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be reflected or reserved against on a consolidated balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP, except for liabilities or obligations (1) under this Agreement or incurred in connection with the transactions contemplated hereby, (2) incurred in the ordinary course of business since June 30, 2007 or (3) which are not, individually or in the aggregate, material to the business, results of operations or financial condition of the Company and its Subsidiaries taken as a whole.

(c) Internal Controls.  The Company has established and maintains disclosure controls and procedures and internal control over financial reporting, as such terms are defined in, and as required by, Rules 13a-15 and 15d-15 under the Exchange Act. The Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The Company’s management has completed an assessment of the effectiveness of the Company’s system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2006, and such assessment concluded that such controls were effective and the Company’s independent registered accountant has issued (and not subsequently withdrawn or qualified) an attestation report concluding that the Company maintained effective internal control over financial reporting as of December 31, 2006. Since December 31, 2006 and through the date hereof, to the Knowledge of the Company, no events, facts or circumstances have occurred, or exist, such that management would not be able to complete its assessment of the effectiveness of the Company’s system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2007, and conclude, after such assessment, that such controls were effective. The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC. The Company and each of its Subsidiaries has established and maintains and adheres to and enforces in all material respects a system of internal control over financial reporting, which is sufficient in all material respects to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements (including the Company Financials) for external purposes in accordance with GAAP. To the Knowledge of the Company, since the date of the Company’s most recent Form 10-Q filed with the SEC, neither the Company nor any of its Subsidiaries (including any Employee), nor the Company’s independent auditors has identified or been made aware of (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by the Company and its Subsidiaries, (B) any fraud, whether or not material, that involves the Company’s management or other Employees), or (C) any claim or allegation regarding any of the foregoing. In connection with the periods covered by the Company Financials since January 1, 2007, the Company has disclosed to Parent all significant deficiencies and material weaknesses identified in writing by the Company or the Company’s independent auditors (whether current or former) in the design or operation of the internal control over financial reporting utilized by the Company and its Subsidiaries. The Company is in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules and regulations of Nasdaq.

2.5 Absence of Certain Changes or Events.  Since the date of the Company Balance Sheet there has not been any Company Material Adverse Effect and during the period from the date of the Company Balance Sheet to the date hereof there has not been: (i) any declaration, setting aside or payment of any dividend on, or other distribution

(whether in cash, stock or property) in respect of, any of the Company’s or any of its Subsidiaries’ capital stock, or any purchase, redemption or other acquisition by the Company or any of its Subsidiaries of any of the Company’s capital stock or any other securities of the Company or its Subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities, other than repurchases of unvested shares in connection with the termination of the employment relationship with any employee, or upon the resignation of any director or consultant, pursuant to stock option or purchase agreements and, in each case, at no cost or for a de minimis cost, (ii) any split, combination or reclassification of any of the Company’s or any of its Subsidiaries’ capital stock; (iii) any granting by the Company or any of its Subsidiaries of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice (other than to directors or executive officers of the Company), or any payment by the Company or any of its Subsidiaries of any bonus, except for bonuses made in the ordinary course of business consistent with past practice (other than to directors or executive officers of the Company), or any granting by the Company or any of its Subsidiaries of any increase in severance or termination pay or any entry by the Company or any of its Subsidiaries into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are not officers and are terminable “at will” without the Company or its Subsidiaries incurring any material liability or financial obligation), (iv) entry by the Company or any of its Subsidiaries into any licensing or other agreement with regard to the acquisition or disposition of any material Intellectual Property other than licenses, distribution agreements, advertising agreements, sponsorship agreements or merchant program agreements entered into in the ordinary course of business consistent with past practice, (v) any amendment or consent with respect to any Company Scheduled Contract in effect since the date of the Company Balance Sheet, (vi) any material change by the Company in its accounting methods, principles or practices, except as required by concurrent changes in GAAP, or (vii) any material revaluation by the Company or any of its Subsidiaries of any of its assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable other than in the ordinary course of business consistent with past practice.

2.6 Taxes.

(a) Definitions.  For the purposes of this Agreement, the term “Tax” or, collectively, “Taxes” shall mean (i) any and all U.S. federal, state, local and non-U.S. taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts, (ii) any liability for the payment of any amounts of the type described in clause (i) of this Section 2.6(a) as a result of being or ceasing to be a member of an affiliated, consolidated, combined or unitary group for any period (including any arrangement for group or consortium relief or similar arrangement), and (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) of this Section 2.6(a) as a result of any express or implied obligation to indemnify any other person or as a result of any obligations under any agreements or arrangements with any other person with respect to such amounts and including any liability for taxes of a predecessor or transferor, or otherwise by operation of law; and (iii) “Tax Return” shall mean any report, return (including information return), claim for refund, election, estimated tax filing or declaration required to be supplied to any Governmental Entity or domestic or foreign taxing authority with respect to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

(b) Taxes; Tax Returns and Audits.

(i) The Company and each of its Subsidiaries have prepared or caused to be prepared and timely filed or caused to be filed all required material Tax Returns relating to any and all Taxes concerning or attributable to the Company, its Subsidiaries or their respective operations, taking into account any extensions of time within which to file such Tax Returns, and such Tax Returns, in all material respects, are true and correct and have been completed in accordance with applicable Legal Requirements.

(ii) The Company and each of its Subsidiaries have timely paid all material Taxes required to be paid, and paid or withheld with respect to their Employees and other third parties (and paid over to the appropriate Taxing authority) all income taxes, Federal Insurance Contribution Act, Federal Unemployment Tax Act and other Taxes required to be paid or withheld.

(iii) Neither the Company nor any of its Subsidiaries has been delinquent in the payment of any material Tax, nor is there any material Tax deficiency outstanding, assessed or proposed in writing against the Company or any of its Subsidiaries, nor has the Company or any of its Subsidiaries executed any waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

(iv) No audit or other examination of any Tax Return of the Company or any of its Subsidiaries is presently in progress, nor has the Company or any of its Subsidiaries been notified in writing of any request for such an audit or other examination.

(v) Neither the Company nor any of its Subsidiaries has any material liabilities for unpaid Taxes as of the date of the Company Balance Sheet which have not been accrued or reserved on the Company Balance Sheet in accordance with GAAP, and neither the Company nor any of its Subsidiaries has incurred any liability for Taxes since the date of the Company Balance Sheet other than in the ordinary course of business.

(vi) The Company has made available to Parent or its legal counsel, copies of all material Tax Returns for the Company and each of its Subsidiaries filed since the fiscal year ended December 31, 2004.

(vii) There are no Tax liens upon any property or assets of the Company or any Company Subsidiaries except for liens for current Taxes not yet due and payable or Taxes which are being contested in good faith and for which adequate reserves have been established on the Company Financials.

(viii) Neither the Company nor any of its Subsidiaries is, or has been at any time, a “United States Real Property Holding Corporation” within the meaning of Section 897(c)(2) of the Code.

(ix) Neither the Company nor any of its Subsidiaries has (a) ever been a member of an affiliated group (within the meaning of Code §1504(a)) filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which was Company), (b) ever been a party to any Tax sharing, indemnification or allocation agreement, nor does the Company or any of its Subsidiaries owe any amount under any such agreement and (c) any liability for the Taxes of any person (other than Company or any of its Subsidiaries) under Treas. Reg. § 1.1502-6 (or any similar provision of state, local or foreign law, including any arrangement for group or consortium relief or similar arrangement), as a transferee or successor, by operation of law, by contract, or otherwise.

(x) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code during the two-year period immediately preceding the Closing Date.

(xi) Neither the Company nor any of its Subsidiaries has engaged in a listed transaction under Treas. Reg. § 1.6011-4(b), including any transaction that is the same as or substantially similar to one of the types of transactions that the Internal Revenue Service has determined to be a tax avoidance transaction and identified by notice, regulation, or other form of published guidance as a listed transaction.

(xii) The Company and each of its Subsidiaries is in full compliance with all terms and conditions of any Tax exemption, Tax holiday or other Tax reduction agreement or order (each, a “Tax Incentive”).

(xiii) None of the Company, any Company Subsidiary or, to the Knowledge of the Company, any of the Company’s affiliates has taken or agreed to take any action that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code. The Company is not aware of any agreement, plan or other circumstance that would prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

2.7 Intellectual Property.  Definitions. For the purposes of this Agreement, the following terms have the following meanings:

(i) “Intellectual Property” shall mean any or all of the following and all rights in, arising out of, or associated therewith: (a) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (b) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (c) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (d) all mask works, mask work registrations and applications therefor, and any equivalent or similar rights in semiconductor masks, layouts, architectures or topology; (e) domain names, uniform resource locators (“URLs”) and other names and locators associated with the Internet (collectively, “Domain Names”), (f) all Software; (g) all industrial designs and any registrations and applications therefor throughout the world; (h) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world; (i) all databases and data collections and all rights therein throughout the world; (j) all moral and economic rights of authors and inventors, however denominated, throughout the world, and (k) any similar or equivalent rights to any of the foregoing anywhere in the world.

(ii) “Company Intellectual Property” shall mean any Intellectual Property that is owned by, or exclusively licensed to, the Company or any of its Subsidiaries.

(iii) “Registered Intellectual Property” shall mean all United States, international and foreign: (a) patents and patent applications (including provisional applications); (b) registered trademarks, applications to register trademarks, intent-to-use applications, or other registrations or applications related to trademarks; (c) registered copyrights and applications for copyright registration; and (d) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any Governmental Entity.

(iv) “Software” shall mean any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, (iii) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing and (iv) all user documentation, including user manuals and training materials, relating to any of the foregoing.

(v) “Company Registered Intellectual Property” shall mean all of the Registered Intellectual Property owned by, or filed in the name of, the Company or any of its Subsidiaries.

(vi) “Company Owned Intellectual Property” shall mean all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.

(b) Registered Intellectual Property; Proceedings.  Section 2.7(b) of the Company Disclosure Letter sets forth (a) all Company Registered Intellectual Property and specifies, where applicable, the jurisdictions in which each such item of Company Registered Intellectual Property has been issued or registered, and (b) all proceedings or actions currently pending before any court or tribunal (including the United States Patent and Trademark Office (the “PTO”) or equivalent authority anywhere else in the world) related to any of the Company Registered Intellectual Property (excluding with respect to the prosecution of any Intellectual Property applications).

(c) Company Products.  Section 2.7(c) of the Company Disclosure Letter sets forth a list of all material products, software or service offerings of the Company or any of its Subsidiaries that were sold within the past two (2) years or which the Company or any of its Subsidiaries intends to sell within ninety (90) days after the date hereof (collectively, “Company Products”).

(d) No Order.  No Company Intellectual Property owned by Company or Company Product is subject to any proceeding or outstanding order or stipulation (other than the proceedings set forth in Section 2.7(b) of the Company Disclosure Letter, and any restrictions agreed to with the PTO or equivalent authority in connection with the prosecution of Company Registered Intellectual Property) restricting in any manner the use, transfer, or licensing thereof by Company or any of its Subsidiaries, or which may affect the validity, use or enforceability of such Company Intellectual Property owned by Company or the use of such Company Product.

(e) Registration.  Each item of Company Registered Intellectual Property (other than such Intellectual Property intentionally abandoned by the Company or which the Company no longer wishes to protect) is subsisting and, to the Knowledge of the Company, valid, all necessary registration, maintenance and renewal fees currently due in connection with such Company Registered Intellectual Property have been made and all necessary documents, recordations and certificates in connection with such Company Registered Intellectual Property have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of prosecuting, maintaining or perfecting such Company Registered Intellectual Property.

(f) Absence of Liens.  Except as set forth on Section 2.7(f) of the Company Disclosure Letter, the Company owns and has good and exclusive title to each item of Company Intellectual Property owned by it, free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted in the ordinary course of business consistent with past practice).

(g) Third-Party Development.  To the extent that any material technology, software or Intellectual Property has been developed or created independently or jointly by a third party for the Company or any of its Subsidiaries, or any technology, software or Intellectual Property is incorporated into any of the Company Products, the Company and its Subsidiaries have a written agreement with such third party with respect thereto and the Company and its Subsidiaries thereby either (a) have obtained ownership thereof, and are the exclusive or joint owners thereof, or (b) have obtained rights or covenants not to sue or assert sufficient for the conduct of its business as currently conducted and currently proposed to be conducted with respect to Company Products.

(h) Transfers.  Neither the Company nor any of its Subsidiaries has transferred ownership of, nor granted any exclusive license with respect to, any Intellectual Property that is material Company Intellectual Property, to any third party.

(i) Licenses.  Other than (i) “shrink wrap” and similar widely available commercial end-user licenses, (ii) the open source licenses identified in Section 2.7(p) of the Company Disclosure Letter, and (iii) non-exclusive licenses of company products to end-users pursuant to written agreements that have been entered into in the ordinary course of business, Section 2.7(i) of the Company Disclosure Letter sets forth a list of all contracts, licenses and agreements currently in effect to which the Company or any of its Subsidiaries is a party (x) with respect to Company Intellectual Property licensed or transferred to any third party, or (y) pursuant to which a third party has licensed or transferred to the Company or any of its Subsidiaries: (1) any Intellectual Property that is material to the Company or any of its Subsidiaries; or (2) any Intellectual Property on an exclusive basis.

(j) No Conflict.

(i) All Contracts relating to the in-license of material Intellectual Property currently used in the conduct of the Company’s business are in full force and effect. Each of the Company and its Subsidiaries is in material compliance with, and has not materially breached any term of any such Contracts.

(ii) The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination, suspension of, or acceleration of any payments with respect to, such Contracts, except, as to any such conflicts, violations, breaches, defaults or other occurrences which would not be material to the Company and its Subsidiaries, taken as a whole. Following the Closing Date, the Surviving Corporation will be permitted to exercise all of the Company’s and its Subsidiaries’ rights under such Contracts to the same extent the Company and its Subsidiaries would have been able to had the transactions contemplated by this Agreement not occurred and without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Company or any of its Subsidiaries would otherwise be required to pay. Neither this Agreement nor the transactions contemplated by this Agreement will result in, with respect to each of the Company’s and its Subsidiaries’ Contracts which is among the Company’s and its Subsidiaries’ top fifty (50) Contracts, based upon revenue generated for the twelve (12) month period ended on September 30, 2007, or to the Knowledge of the Company with respect to any other Contracts to which the Company or any of its Subsidiaries are currently a party, will result in (A) Parent granting to any third party any right to or with respect to any material Intellectual Property right owned by, or licensed to, Parent, (B) Surviving Corporation granting to any third party any right to or with respect to any material Intellectual Property right owned by, or licensed to, Surviving Corporation that were not licensed or exercisable by such third party prior to the Closing, (C) Parent being bound by, or subject to, any non-compete or other material restriction on the operation or scope of its business, (D) Surviving Corporation being bound by, or subject to, any non-compete or other material restriction on the operation or scope of its business to which the Company was not subject prior to the Closing, or (E) Parent or Surviving Corporation being obligated to pay any royalties or other material amounts to any third party in excess of those payable by Parent or Company, respectively, prior to the Closing.

(iii) The representations and warranties set forth in Section 2.7(j)(ii) are true and correct (after giving effect to the Second Merger), except for such failure to be true and correct with respect to any such individual Contract which would not reasonably be expected to result in a Company Material Adverse Effect.

(k) No Infringement.  To the Knowledge of the Company, the operation of the business of the Company and its Subsidiaries as such business currently is conducted and currently proposed to be conducted within ninety (90) days hereof with respect to Company Products, including the Company’s and its Subsidiaries’ design, development, manufacture, use, import, distribution, reproduction, sale, marketing or provision of the Company Products has not and does not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or unfair trade practices under the laws of any jurisdiction where such Company Products are developed, manufactured, reproduced, marketed, distributed, used, sold or provided.

(l) No Notice of Infringement.  Neither the Company nor any of its Subsidiaries have received notice from any third party within the last two (2) years that the operation of the business of the Company or any of its Subsidiaries or any act, product or service of the Company or any of its Subsidiaries, infringes or misappropriates the Intellectual Property of any third party or constitutes unfair competition or unfair trade practices under the laws of any jurisdiction.

(m) No Third Party Infringement.  To the Knowledge of the Company, no person has or is infringing or misappropriating any material Company Owned Intellectual Property.

(n) All Necessary Intellectual Property.  To the Knowledge of the Company, the Intellectual Property owned by or licensed to the Company constitutes all material Intellectual Property used in and/or necessary to the conduct of the business of the Company and its Subsidiaries as it currently is conducted and currently proposed to be conducted within ninety (90) days hereof with respect to Company Products, including, without limitation, the design, development, manufacture, reproduction, use, import, sale, licensing, marketing, distribution and provision of the Company Products.

(o) Proprietary Information Agreements.  The Company and each of its Subsidiaries has taken reasonable steps to protect the Company’s and its Subsidiaries’ rights in the Company’s material confidential information and trade secrets that it wishes to protect or any trade secrets or confidential information of third parties provided to the Company or any of its Subsidiaries, and, without limiting the foregoing, each of the Company and its Subsidiaries has and enforces a policy requiring each Employee whose regular duties involve the creation of Intellectual Property to execute a proprietary information/confidentiality agreement substantially in the form provided to Parent, and all Employees of the Company and any of its Subsidiaries whose regular duties involve the creation of Intellectual Property have executed such an agreement, except where the failure to do so would not reasonably be expected to be material to the Company and its subsidiaries, taken as a whole.

(p) Open Source.  Except as set forth in Section 2.7(p)(i) of the Company Disclosure Letter, no Company Intellectual Property or Intellectual Property of a third party or in the public domain that constitutes open source, public source or freeware Intellectual Property, or any modification or derivative thereof, including any version of any Software licensed pursuant to any GNU general public license or limited general public license or other public or open source license, or other Software that is licensed pursuant to a license that purports to require the distribution of, or access to, source code, purports to require licensing of other Software combined with such Software, or purports to restrict one’s ability to charge for distribution of Software (collectively “Open Source”), was used in, incorporated into, integrated or bundled with any Company Product that is distributed by the Company to Third Parties (each a “Distributed Company Product”). Section 2.7(p)(ii) of the Company Disclosure Letter sets forth a list of all Open Source that is included in, or provided or distributed with, any Distributed Company Product and for each such use of Open Source: (i) the applicable license terms, (ii) the applicable Distributed Company Product, and (iii) the copyright holder(s) of such Open Source. Except as set forth in Section 2.7(p)(iii) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has (A) incorporated Open Source into, or combined Open Source with, any Company Product or Company Intellectual Property or used Open Source to develop or provide any Company Product or Company Intellectual Property, (B) distributed Open Source in conjunction with or for use with any Company Product or Company Intellectual Property, or (C) otherwise used Open Source, in each case, in a manner that (x) imposes or could impose a requirement or condition that such Company Product or Company Intellectual Property (or any portion thereof) (1) be disclosed or distributed in Source Code form, (2) be licensed for the purpose of making modifications or derivative works, or (3) be redistributable at no charge, or (y) grants or would require the grant of a license to any Person of any Company Intellectual Property.

(q) No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, result in the disclosure or delivery by the Company or any person acting on its behalf to any person of any source code that is Company Owned Intellectual Property. Neither the execution of this Agreement nor any of the other transactions contemplated by this Agreement, will result in the release from escrow of any source code that is Company Intellectual Property.

(r) To the Knowledge of the Company, all Company Products and Company Intellectual Property (and all parts thereof) are free of any disabling codes or instructions, timer, clock, counter or other limiting design or routing, “back door,” “Trojan horse,” “worm,” “virus” or other software routines or hardware components that in each case permit Third Party access not authorized by Company (pursuant to an applicable license agreement or otherwise) or disablement or erasure not authorized by Company (pursuant to an applicable license agreement or otherwise) of such Company Product or Company Intellectual Property (or all parts thereof) or data or other software of users or otherwise cause them to be incapable of being used in the full manner for which they were designed (“Contaminants”), except to the extent such Software licensed on a “test” or “trial” basis and except in the case of a virus, that would not be material to the business of Company and its subsidiaries, taken as a whole.

(s) The Company has complied with its internal privacy policies in all material respects and with all applicable Legal Requirements with respect to the collection of personally identifiable information, except for which noncompliance that individually or in the aggregate would not result in any liability to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, the execution, delivery and performance of this Agreement complies with all applicable material Legal Requirements relating to privacy, information security and the Company’s applicable privacy policies. True and correct copies of all current Company privacy policies are attached to Section 2.7(s) of the Company Disclosure Letter. There is no complaint to or audit, proceeding, investigation or claim currently pending against, or to the Knowledge of the Company threatened against, Company or its business by any Governmental Entity, or by any Person in respect of the collection, use or disclosure of personal information by any Person in connection with the Company or their businesses.

(t) The Company has information technology systems reasonably sufficient to operate the business as it is currently conducted. The Company has taken reasonable steps and implemented reasonable procedures to limit the possibility that information technology systems used in connection with the operation of the Company are infected with Contaminants. The Company has taken reasonable steps, including the implementation of a disaster recovery plan to safeguard the information technology systems utilized in the operation of the business of the Company as it is currently conducted. To the Knowledge of the Company, there have been no material unauthorized intrusions or breaches of the security of the Company’s information technology systems within the past two (2) years.

2.8 Compliance; Permits.

(a) Compliance.  Neither the Company nor any of its Subsidiaries is in conflict with, or in default or in violation of, any Legal Requirement applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective businesses or properties is, or the Company believes is reasonably likely to be, bound or affected, or any material Contract, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or its or any of

their respective business or properties is bound or affected except for those conflicts, defaults or violations that, individually or in the aggregate, would not cause the Company or its Subsidiaries to lose any benefit or incur any liability, in any case, material to the Company and its Subsidiaries, taken as a whole. No investigation or review by any Governmental Entity is pending or, to the Knowledge of the Company, has been threatened, against the Company or any of its Subsidiaries. There is no material judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of material property by the Company or any of its Subsidiaries or the conduct of business by the Company and its Subsidiaries as currently conducted in all material respects.

(b) Permits.  The Company and its Subsidiaries hold all permits, licenses, variances, clearances, consents, commissions, franchises, exemptions, orders and approvals from Governmental Entities (“Permits”) that are required for the operation of the business of the Company (collectively, “Company Permits”), except for where the failure to hold such Permits would not result in a liability material to the Company and its Subsidiaries, taken as a whole. As of the date hereof, no suspension or cancellation of any of the material Company Permits is pending or, to the Knowledge of the Company, threatened. The Company and its Subsidiaries are in compliance in all material respects with the terms of the material Company Permits.

2.9 Litigation.  There are no claims, suits, actions, judgments or proceedings pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to (a) restrain or enjoin the consummation of the transactions contemplated hereby or (b) which would reasonably be expected, either singularly or in the aggregate with all such claims, actions, judgments or proceedings, to be material to the Company and its Subsidiaries, taken as a whole.

2.10 Brokers’ and Finders’ Fees.  Except for fees payable to Goldman, Sachs & Co. pursuant to an engagement letter dated July 12, 2007 (the “Goldman Agreement”) a copy of which has been provided to Parent, the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby, and the Company has not entered into any indemnification agreement or arrangement with any Person in connection with this Agreement and the transactions contemplated hereby other than pursuant to the Goldman Agreement. Except pursuant to the Goldman Agreement, the Company will not incur any fees or expenses of any accountant, broker, financial advisor, consultant, legal counsel or other Person retained by the Company in connection with this Agreement, other than fees which accrue on a time and materials basis at customary rates for services rendered.

2.11 Transactions with Affiliates.  Except as set forth in the Company SEC Reports, since the date of the Company’s last proxy statement filed with the SEC, no event has occurred as of the date hereof that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC. Section 2.11 of the Company Disclosure Letter identifies each Person who is an “affiliate” (as that term is used in Rule 145 promulgated under the Securities Act) of the Company as of the date hereof.

2.12 Employee Benefit Plans

(a) Schedule.  Section 2.12(a) of the Company Disclosure Letter sets forth a correct and complete list of (i) each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, and (ii) each material plan, program or agreement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written or unwritten or otherwise, funded or unfunded (it being understood and agreed that any plan, program or agreement providing severance, termination pay, deferred compensation or stock or stock-related awards shall be deemed material), which, in the case of plans, programs or agreements described in clauses (i) or (ii) is maintained, contributed to, or required to be contributed to, by the Company or any Controlled Group Affiliate (as defined in Section 2.12(e)) for the benefit of any current or former or retired employee, consultant or director (each, an “Employee”), or with respect to which the Company or any Controlled Group Affiliate has or may have any material liability or obligation, including each International Employee Plan (each such plan, program and arrangement, a “Company Employee Plan”); and (iii) each material management, employment, severance, consulting, relocation, repatriation, expatriation, visa, work permit or other agreement or contract between the Company or any Controlled Group Affiliate and any Employee (each, an “Employee Agreement”). Except to the extent required by Law or to conform any such Company Employee Plan to the requirements of any applicable Legal Requirements, as required by the terms of such Company Employee Plan or as permitted by the terms of this Agreement, or to the extent necessary to bring such plans or agreements into compliance with Section 409A of the Code or to secure an exemption from Section 409A of the Code, neither the Company nor any Controlled Group Affiliate has any plan or commitment to establish any new Company Employee Plan or Employee Agreement, to modify any Company Employee Plan or to adopt or enter into any Company Employee Plan or Employee Agreement.

(b) Documents.  The Company has made available to Parent for review (to the extent applicable) (i) all documents embodying each Company Employee Plan and each Employee Agreement including (without limitation) all amendments thereto and related trust documents, administrative service agreements, group annuity contracts, group insurance contracts, and policies pertaining to fiduciary liability insurance covering the fiduciaries for each Company Employee Plan), and with respect to any Company Employee Plan that has been merged into another Company Employee Plan, the plan documents in effect immediately prior to the merger of such plan, (ii) the most recent annual actuarial valuations and/or audited statement of assets and liabilities for each applicable Company Employee Plan, (iii) the three (3) most recent annual reports, returns, securities registration statements (other than those available on EDGAR) or other filings, if any, required to be filed with any Governmental Entity under applicable Legal Requirement in connection with each Company Employee Plan, (iv) the most recent IRS determination, opinion, notification and advisory letters with respect to Company Employee Plans intended to be qualified under Section 401(a) of the Code, (v) all material written correspondence by the Company to, or received by the Company from, any Governmental Entity relating to any Company Employee Plan, (vi) all discrimination tests for each Company Employee Plan, if applicable, for the most recent three (3) plan years; (vii) all model COBRA forms and related notices; (viii) all material communications from the Company to Employees relating to any amendments, terminations, establishments, increases or decreases in benefits, acceleration of payments or vesting schedules or other events which would result in any material liability under any Company Employee Plan; and (ix) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Company Employee Plan. As used in this Agreement, “COBRA” shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

(c) Benefit Plan Compliance.

(i) With respect to each Company Employee Plan and Employee Agreement, no event has occurred and, to the Knowledge of the Company, there exists no condition or set of circumstances, in connection with which the Company or any of its Subsidiaries would be subject to any material liability under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Code or any other applicable Legal Requirement.

(ii) Each Company Employee Plan has been, in all material respects, administered and operated in accordance with its terms, with the applicable provisions of ERISA, the Code and all other applicable material Legal Requirements and the terms of all applicable collective bargaining agreements. Each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has either received a favorable determination letter from the Internal Revenue Service as to its qualified status or may rely upon an opinion letter for a prototype plan, and there has been no event, condition or circumstance that has adversely affected or, to the Company’s Knowledge, would adversely affect such qualified status. The Company has not engaged in any “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, which is not otherwise exempt under Section 408 of ERISA, with respect to any Company Employee Plan. Each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without material liability to Parent, Company or any of its Controlled Group Affiliates (other than ordinary administration expenses or the payment of vested benefits thereunder). There are no audits, inquiries or proceedings pending or, to the Knowledge of the Company, threatened by the Internal Revenue Service or U.S. Department of Labor, or any other Governmental Entity or any Employee with respect to any Company Employee Plan. Neither the Company nor any Controlled Group Affiliate is subject to any material penalty or tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code.

(iii) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has entered into any agreement, arrangement or understanding, whether written or oral, with any trade union, works council or other Employee representative body or any material number or category of its Employees which would prevent the implementation of any lay-off, redundancy, severance or similar program within its or their respective workforces (or any part of them).

(d) Plan Funding.  With respect to the Company Employee Plans, there are no material benefit obligations for which contributions have not been timely made or properly accrued and there are no material benefit obligations which have not been accounted for by reserves, or otherwise properly footnoted in accordance with the requirements of GAAP, on the financial statements of the Company.

(e) No Pension or Welfare Plans.  Neither the Company nor any other person or entity under common control within the meaning of Section 414(b), (c), (m) or (o) of the Code (a “Controlled Group Affiliate”) with the Company has ever maintained, established, sponsored, participated in, or contributed to, any (i) Company Employee Plan which is or was subject to Title IV of ERISA or Section 412 of the Code, (ii) “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA), (iii) “multiple employer plan” within the meaning of Section 4001(a)(3) of ERISA or subject to Section 413(c) of the Code, or (iv) “welfare benefit fund” within the meaning of Section 419 of the Code. No Company Employee Plan provides health benefits that are not fully insured through an insurance contract.

(f) Continuation Coverage.  No Company Employee Plan provides post-termination or retiree welfare benefits (whether or not insured), with respect to any person for any reason (other than coverage mandated by applicable Legal Requirements) and neither the Company nor any Controlled Group Affiliate has ever represented, promised or contracted (whether in oral or written form) to any Employee (either individually or to Employees as a group) or any other person that such Employee(s) or other person would be provided with post-termination or retiree welfare benefits, except to the extent required by applicable Legal Requirements.

(g) International Employee Plans.  Each International Employee Plan has been established, maintained and administered in material compliance with its terms and conditions and with the requirements prescribed by any and all statutory or regulatory laws that are applicable to such International Employee Plan. Furthermore, no International Employee Plan has unfunded liabilities, that as of the Effective Time, will not be offset by insurance or fully accrued. Except as required by law, no condition exists that would prevent the Company or Parent from terminating or amending any International Employee Plan at any time for any reason without liability to the Company or its Controlled Group Affiliates (other than ordinary administration expenses or routine claims for benefits). Section 2.12(g) of the Company Disclosure Letter lists each country in which the Company or any of its Subsidiaries or affiliates has operations and the number of employees in each country. As used in this Agreement, “International Employee Plan” shall mean each Company Employee Plan that has been adopted or maintained by the Company or any Controlled Group Affiliate, whether informally or formally, or with respect to which the Company or any Controlled Group Affiliate will or may have any liability, for the benefit of Employees who perform services outside the United States.

(h) Effect of Transaction.  The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any Company Employee Plan that will or may result in any material payment (whether of severance pay or otherwise), acceleration of payment, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee. No payment or benefit which will or may be made by the Company or any Controlled Group Affiliate with respect to any Employee or any other “disqualified individual” (as defined in Code Section 280G and the regulations thereunder) will be characterized as a “parachute payment,” within the meaning of Section 280G(b)(2) of the Code. There is no contract, agreement, plan or arrangement to which the Company or any Controlled Group Affiliate is a party or by which it is bound to compensate any Employee for excise taxes paid pursuant to Section 4999 of the Code.

(i) Section 409A.  Each contract, agreement or arrangement to which the Company is a party that is a “nonqualified deferred compensation plan” subject to Section 409A of the Code has been operated since January 1, 2005 in good faith compliance with Section 409A of the Code and the guidance and regulations thereunder

(“Section 409A”). No such nonqualified deferred compensation plan has been “materially modified” (within the meaning of IRS Notice 2005-1) at any time after October 3, 2004.

(j) Past Acquisitions.  Neither the Company nor any Controlled Group Affiliate is currently obligated to provide an Employee with any compensation or benefits pursuant to an agreement (e.g., an acquisition agreement) with a former employer of such Employee.

(k) Labor.  No employees are represented by any labor organization or works council with respect to their employment with the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is presently, nor has it been in the past, a party to, or bound by, any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement is being negotiated by the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no activities or proceedings of any labor union to organize any Employees. There is no labor dispute, strike, slowdown, concerted refusal to work overtime, or work stoppage against the Company or any of its Subsidiaries pending or, to the Knowledge of the Company, threatened or reasonably anticipated. None of the Company, any of its Subsidiaries or any of their respective representatives or Employees has committed any unfair labor practice in connection with the operation of the respective businesses of the Company or any of its Subsidiaries. There are no material actions, suits, claims, labor disputes or grievances pending or threatened or reasonably anticipated relating to any labor, safety or discrimination matters involving any Employee, including, without limitation, charges of unfair labor practices or discrimination complaints. Neither the Company nor any of its Subsidiaries has engaged in any unfair labor practices within the meaning of the National Labor Relations Act. Neither the Company nor any Subsidiary has taken any action which would constitute a “plant closing” or “mass layoff” within the meaning of the WARN Act or similar state or local law, issued any notification of a plant closing or mass layoff required by the WARN Act or similar state or local law, or incurred any liability or obligation under WARN or any similar state or local law that remains unsatisfied. No terminations prior to the Closing would trigger any notice or other obligations under the WARN Act or similar state or local law.

(l) Employment Matters.  The Company and each of its Subsidiaries is in material compliance with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment, worker classification, tax withholding, prohibited discrimination, equal employment, fair employment practices, meal and rest periods, immigration status, employee safety and health, wages (including overtime wages), compensation, and hours of work, and in each case, with respect to Employees, the Company and each of its Subsidiaries: (i) has withheld and reported all amounts required by law or by agreement to be withheld and reported with respect to wages, salaries and other payments to Employees, (ii) is not liable for any arrears of wages, severance pay or any Taxes or any penalty for failure to comply with any of the foregoing, and (iii) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any governmental authority, with respect to unemployment compensation benefits, Social Security or other benefits or obligations for Employees (other than routine payments to be made in the normal course of business and consistent with past practice), in each case except for any such liabilities that would not reasonably be expected to result, individually or in the aggregate, in a liability material to the Company and its Subsidiaries, taken as a whole. There are no (x) actions, suits, claims or administrative matters pending or, to the Knowledge of the Company, threatened or reasonably anticipated against the Company, any of its Subsidiaries, or any of their Employees relating to any Employee, Employee Agreement or Company Employee Plan or (y) pending, to the Knowledge of the Company, or threatened or reasonably anticipated claims or actions against Company, any of its Subsidiaries, any Company trustee or any trustee of any Subsidiary under any worker’s compensation policy or long-term disability policy, in each case except that would not, individually or in the aggregate, reasonably be expected to result in material liability to the Company or its Subsidiaries. Neither the Company or any Subsidiary is party to a conciliation agreement, consent decree or other agreement or order with any federal, state, or local agency or governmental authority with respect to employment practices. The services provided by each of the Company’s, each Subsidiary’s and their Controlled Group Affiliates’ Employees are terminable at the will of the Company and its Controlled Group Affiliates and any such termination would result in no liability to the Company or any Controlled Group Affiliate. Section 2.12(l) of the Company Disclosure Schedule lists all material liabilities of the Company to any Employee that result from the termination by the Company, Parent or any of its Subsidiaries of such Employee’s employment or provision of services, a change of control of the Company, or a combination thereof. Neither the Company nor any of its Subsidiaries has any material liability with respect to any misclassification of: (a) any Person as an independent contractor rather than as an employee, (b) any employee leased from another employer, or (c) any employee currently or formerly classified as exempt from overtime wages.

(m) There is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is a party, covering any employee, consultant or director of the Company or any of its Subsidiaries, which, individually or collectively, (i) could give rise to the payment of any amount the deduction of which by the Company or any Subsidiary would be disallowed pursuant to Sections 404 or 162(m) of the Code, (ii) could give rise to the payment of any amount that would not be deductible pursuant to Sections 280G, or (iii) could require the Company or any of its Subsidiaries to pay a tax gross up payment to any employee, consultant or director of the Company or any of its Subsidiaries for Tax-related payments under Section 280G of the Code.

2.13 Title to Properties.

(a) Properties.  Neither Company nor any of its Subsidiaries owns any real property or has ever owned any real property. Section 2.13 of the Company Disclosure Letter sets forth a list of all real property currently leased by the Company or any of its Subsidiaries (“Leased Real Property”), the name of the lessor, the date of the lease and each amendment thereto, in each case, as of the date hereof (“Leases”). All such Leases are in full force and effect, are valid and effective in accordance with their respective terms, and there is not, under any of such Leases, any existing default or event of default (or event which with notice or lapse of time, or both, would constitute a default), except for such defaults as would not, individually or in the aggregate, reasonably be expected to result in a Company Material Adverse Effect. There are no other parties occupying, or with a right to occupy, the Leased Real Property other than the Company or any of its Subsidiaries. The Leased Real Property is in good operating condition and repair in all material respects, and to the Knowledge of the Company, the Leased Real Property is free from material structural, physical and mechanical defects, ordinary wear and tear excepted. To the Knowledge of the Company, neither the operations of the Company or any of its Subsidiaries on the Leased Real Property nor such Leased Real Property, including the improvements thereon, violate in any material respect any applicable building code, zoning requirement or other Legal Requirement relating to such property or operations thereon, and any such non-violation is not dependent on so called non-conforming use exceptions.

(b) Valid Title.  The Company and each of its Subsidiaries has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all of its material tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Liens except for Liens imposed by law in respect of obligations which are owed in respect of taxes not yet due or being contested in good faith and by appropriate proceedings and for which adequate reserves have been established on the Company Financials, Liens in favor of equipment lessors covering such leased equipment, and except for such Liens which are not material in character, amount or extent, and which do not materially detract from the value, or materially interfere with the present use of the property subject thereto or affected thereby.

2.14 Environmental Matters.

(a) The Company and each of its Subsidiaries (i) have not received any written notice of any alleged material claim, violation of or liability under any Environmental Law which has not heretofore been cured or for which there is any remaining liability; (ii) have not disposed of, emitted, discharged, handled, stored, transported, sold, distributed, used or released any Hazardous Materials or any product containing Hazardous Materials, arranged for the disposal, discharge, storage or release of any Hazardous Materials, or exposed any employee or other individual to any Hazardous Materials in each case so as to give rise to any material liability or corrective or remedial obligation under any Environmental Laws; (iii) have not entered into any agreement that may require any of them to guarantee, reimburse, pledge, defend, hold harmless or indemnify any other party with respect to material liabilities arising out of Environmental Laws or the Hazardous Materials related activities of the Company or its Subsidiaries; and (iv) have delivered to Parent or made available for inspection by Parent and its agents, representatives and employees all records in the Company’s and Subsidiaries’ possession concerning the Hazardous Materials activities of the Company and all environmental audits and environmental assessments of any facility owned, leased or used at any time by the Company or each of its Subsidiaries conducted at the request of, or otherwise in the possession of the Company or any of its Subsidiaries. Except as would not reasonably be expected to result in a Company Material Adverse Effect, there are no Hazardous Materials in, on, or under any properties owned, leased or used at any time by the Company or each of its Subsidiaries such as could give rise to any liability or corrective or remedial obligation of the Company or any of its Subsidiaries under any Environmental Laws.

(b) For the purposes of this Section 2.14, (i) “Environmental Laws” shall mean all federal, state, local and foreign laws and regulations relating to worker health and safety, pollution, protection of the environment or exposure of any individual to Hazardous Materials, including laws and regulations relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, registration, distribution, labeling, recycling, use, treatment, storage, disposal, transport or handling of Hazardous Materials and including any Hazardous Materials related electronic waste, product content or product take-back requirements and (ii) “Hazardous Materials” shall mean chemicals, pollutants, contaminants, wastes, toxic substances, radioactive and biological materials, asbestos-containing materials (ACM), hazardous substances, petroleum and petroleum products or any fraction thereof.

2.15  Contracts.

(a) Scheduled Contracts.  For purposes of this Agreement, “Company Scheduled Contract” shall mean:

(i) any “material contracts” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company and its Subsidiaries;

(ii) any employment or consulting Contract with any executive officer, individual independent contractor, or employee of the Company or its Subsidiaries earning an annual salary or providing for compensation in excess of $100,000 annually, or member of the Company’s Board of Directors, other than those that are terminable by the Company or any of its Subsidiaries on no more than thirty (30) days notice without material liability or financial obligation;

(iii) any Contract or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement (either alone or upon the occurrence of any additional or subsequent events) or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

(iv) any agreement of indemnification or any guaranty other than any agreement of indemnification or guarantee entered into in connection with the sale or license of hardware or software products or services in the ordinary course of business;

(v) any Contract containing any covenant (A) limiting in any respect the right of the Company or any of its Subsidiaries to engage in any line of business, to make use of any material Intellectual Property or compete with any Person in any material line of business, (B) granting any exclusive distribution rights, or (C) otherwise having an adverse effect on the right of the Company and its Subsidiaries to sell, distribute or manufacture any products or services, which adverse effect would be material to the Company and its Subsidiaries, taken as a whole;

(vi) any Contract relating to the disposition or acquisition by the Company or any of its Subsidiaries of a material amount of assets not in the ordinary course of business or pursuant to which the Company or any of its Subsidiaries has any material ownership interest in any other Person or other business enterprise other than the Company’s Subsidiaries;

(vii) any dealer, distributor, joint marketing or development agreement under which the Company or any of its Subsidiaries have continuing material obligations to jointly market any product, technology or service and which may not be canceled without penalty upon notice of ninety (90) days or less, or any material agreement pursuant to which the Company or any of its Subsidiaries have continuing material obligations to jointly develop any Intellectual Property that will not be owned, in whole or in part, by the Company or any of its Subsidiaries and which may not be terminated without penalty upon notice of ninety (90) days or less;

(viii) each of the Company’s and its Subsidiaries’ Contracts (taking together as a single Contract any group of Contracts with a Person or group of affiliated Persons) which (A) is among the Company’s and its Subsidiaries’ top fifty (50) Contracts, based upon revenue generated for the twelve (12) month period ended on

September 30, 2007, and (B) requires the Company or any of its Subsidiaries to provide source code to any third party for any product or technology;

(ix) any Contract containing any material support, maintenance or service obligation on the part of the Company or any of its Subsidiaries, other than those obligations that are terminable by the Company or any of its Subsidiaries on no more than one (1) year notice without liability or financial obligation to the Company or its Subsidiaries;

(x) any Contract to license any third party to manufacture or reproduce any of the Company’s or any of its Subsidiary’s products, services or technology or any Contract to sell or distribute any of the Company’s or any of its Subsidiary’s products, services or technology, except agreements with distributors or sales representatives entered into in the ordinary course of business consistent with past practice and terminable by the Company or any of its Subsidiaries without penalty upon notice of no more than one (1) year;

(xi) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the borrowing of money or extension of credit, (excluding, for the avoidance of doubt, accounts receivables and payables in the ordinary course of business);

(xii) any material settlement agreement entered into within five (5) years prior to the date of this Agreement;

(xiii) any other individual non-customer Contract that has a value of $250,000 or more annually, excluding trade payables (and associated purchase orders) incurred in the ordinary course of business; and

(xiv) any non-customer Contract, or group of Contracts with a Person (or group of affiliated Persons), the termination or breach of which would be reasonably expected to have a material adverse effect on any material division or business unit or other material operating group of product or service offerings of the Company and its Subsidiaries, taken as a whole, or otherwise have a Company Material Adverse Effect.

(b) Schedule.  Section 2.15(a) of the Company Disclosure Letter sets forth a list of all Company Scheduled Contracts to which the Company or any of its Subsidiaries is a party or is bound by as of the date hereof.

(c) No Breach.  All Company Scheduled Contracts are valid and in full force and effect except to the extent they have previously expired in accordance with their terms or if the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time or both would constitute a default under the provisions of, any Company Scheduled Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

2.16  Disclosure.  None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the registration statement on Form S-4 (or similar successor form) to be filed with the SEC by Parent in connection with the issuance of Parent Common Stock in the Merger (including amendments or supplements thereto) (the “Registration Statement”) will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of the Company for inclusion or incorporation by reference in the Prospectus/Joint Proxy Statement to be filed with the SEC as part of the Registration Statement and sent to the stockholders of the Company in connection with the meeting of the Company’s stockholders to consider the adoption of this Agreement (the “Company Stockholders’ Meeting”) and to the stockholders of Parent in connection with the meeting of Parent’s stockholders to consider the approval of the Share Issuance pursuant to the terms of this Agreement (the “Parent Stockholders Meeting” and such Prospectus/Joint Proxy Statement, as amended or supplemented, is referred to herein as the “Prospectus/Joint Proxy Statement”), will, at the time the Prospectus/Joint Proxy Statement is mailed to the stockholders of the Company and the stockholders of Parent, at the time of the Company Stockholders’ Meeting, at the time of the Parent Stockholders Meeting or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Prospectus/Joint Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder at the time the Prospectus/Joint Proxy Statement is mailed to the stockholders of the Company and the stockholders of Parent, at the time of the Company Stockholders’ Meeting, at the time of the Parent Stockholders Meeting and as of the Effective Time. The representations and warranties contained in this Section 2.16 do not and will not apply to statements included in the Prospectus/Joint Proxy Statement or the Registration Statement based upon information supplied by Parent or Merger Sub for use or incorporation by reference therein (or statements regarding Parent or Merger Sub which were required to have been included by Parent or Merger Sub in the Prospectus/Joint Proxy Statement or the Registration Statement and which were omitted from the information supplied by Parent or Merger Sub).

2.17  Board Approval.  The Board of Directors of the Company has, by resolutions duly adopted by unanimous vote at a meeting of the Board of Directors of the Company duly called and held and not subsequently rescinded or modified in any way prior to the date hereof, duly (i) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and declared the Merger to be advisable, (ii) approved this Agreement and the transactions contemplated hereby, including the Merger, and (iii) recommended that the stockholders of the Company adopt this Agreement and directed that such matter be submitted to the Company’s stockholders at the Company Stockholders’ Meeting.

2.18  Fairness Opinion.  The Company has received the opinion of Goldman, Sachs & Co., financial advisor to the Company, to the effect that, as of the date of this Agreement and subject to the assumptions, qualifications and limitations set forth therein, the Per Share Stock Amount and the Per Share Cash Amount to be received by the holders of shares of Company Common Stock, taken in the aggregate, is fair from a financial point of view to such holders (such opinion, the “Goldman Fairness Opinion”).

2.19  Insurance.  All insurance policies covering the Company, its Subsidiaries or any of their respective Employees, properties or assets are set forth on Section 2.19 of the Company Disclosure Letter. All such insurance policies are in full force and effect, no notice of cancellation has been received, and there is no existing material default by any insured thereunder.

2.20  Substantial Customers.

(a) Section 2.20(a) of the Company Disclosure Letter lists the 10 largest customers of the Company on the basis of revenues for the 12-month period ending on the date of the Company Balance Sheet.

(b) As of the date hereof, no such customer described in Sections 2.20(a) above has (i) ceased or materially reduced its purchases from the Company since the beginning of such 12 month period, (ii) to the Knowledge of the Company, threatened to cease or materially reduce such purchases or (iii) to the Knowledge of the Company, been threatened with bankruptcy or insolvency. All Contracts with the customers required to be set forth on Section 2.20(a) of the Company Disclosure Letter (the “Substantial Customer Contracts”) are valid and in full force and effect except to the extent they have previously expired, or otherwise terminated, in accordance with their terms or if the failure to be in full force and effect, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Neither the Company nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time or both would constitute a default under the provisions of, any Substantial Customer Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

2.21  Export Control Laws.

(a) Each of the Company and its Subsidiaries (x) is conducting its export transactions in accordance in all material respects, and (y) has conducted its export transactions in accordance in all material respects, other than as would not reasonably be expected to have a Company Material Adverse Effect, with all applicable U.S. export and re-export control laws and, to the Knowledge of the Company, all other applicable import/export controls in other countries in which the Company and its Subsidiaries conduct material levels of business.

(b) Each of the Company and its Subsidiaries has obtained, and is in material compliance with, all material export licenses, license exceptions and other consents, notices, waivers, approvals, orders, authorizations, registrations, declarations, classifications and filings with any Governmental Entity required for (A) the export and re-export of products, services, software and technologies and (B) releases of technologies and software to foreign nationals located in the United States and abroad (“Export Approvals”).

(c) As of the date hereof, there are no pending or, to the Knowledge of the Company, threatened claims or legal actions against the Company or any Subsidiary alleging a violation of such Export Approvals or the export control laws of any Governmental Entity.

2.22  Foreign Corrupt Practices Act.  Neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company, any officer, director, agent, Employee or other Person associated with or acting on their behalf, has, directly or indirectly, materially violated any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and to the Knowledge of the Company, none of them has used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, made, offered or authorized any unlawful payment to foreign or domestic government officials or employees, or made, offered or authorized any unlawful bribe, rebate, payoff, influence payment, kickback or other similar unlawful payment that would materially violate the FCPA or any other Legal Requirement. The Company has established reasonable internal controls and procedures designed to ensure compliance with the FCPA in all material respects.

2.23  Takeover Statutes.  Assuming the accuracy of the representation and warranty set forth in Section 3.12, the action of the Board of Directors of the Company in approving this Agreement and the Merger is sufficient to render inapplicable to this Agreement and the Merger the restrictions on business combinations contained in Section 203 of Delaware Law.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT
AND MERGER SUB

Except as disclosed in writing in the disclosure letter supplied by Parent and Merger Sub to the Company dated as of the date hereof and certified by a duly authorized executive officer of each of Parent and Merger Sub (the “Parent Disclosure Letter”), Parent and Merger Sub represent and warrant to the Company as follows:

3.1  Organization; Standing and Power; Charter Documents; Significant Subsidiaries.

(a) Organization; Standing and Power.  Parent and each of its Significant Subsidiaries (defined below) (i) is a corporation or other organization duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (except in the case of good standing for entities organized under the laws of any jurisdiction that does not recognize such concept), (ii) has the requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and (iii) is duly qualified or licensed and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to so qualify or to be in good standing, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

(b) Charter Documents.  Parent has delivered or made available to the Company (i) a true and correct copy of the Certificate of Incorporation (including any Certificate of Designations) and Bylaws of Parent, each as amended to date (collectively, the “Parent Charter Documents”) and (ii) the Significant Subsidiary Charter Documents of each of its Significant Subsidiaries (as defined Rule 1.02 of Regulation of S-X of the SEC), and each such instrument is in full force and effect. Parent is not in violation of any of the provisions of the Parent Charter Documents and each Significant Subsidiary of Parent is not in violation of its respective Significant Subsidiary Charter Documents, except in the case of a Significant Subsidiary, as would not reasonably be expected to have a Parent Material Adverse Effect.

(c) Significant Subsidiaries.  Section 3.1(c) of the Parent Disclosure Schedule includes all the Subsidiaries of Parent which are Significant Subsidiaries. All the outstanding shares of capital stock of, or other equity interests in, each such Significant Subsidiary have been duly authorized, validly issued and are fully paid and nonassessable (except in the case of good standing for entities organized under the laws of any jurisdiction that does not recognize such concept) and are owned by Parent, a wholly-owned Significant Subsidiary of Parent, or Parent and another wholly-owned Significant Subsidiary of Parent, free and clear of all Liens, including any restriction on the right to vote, possess, use, sell, transfer or otherwise dispose of such capital stock or other ownership interests, except for restrictions imposed by applicable securities laws, except as would not reasonably be expected to have a Parent Material Adverse Effect.

3.2  Capital Structure.

(a) Capital Stock.

(i) The authorized capital stock of Parent consists of: (i) 250,000,000 shares of Parent Common Stock, par value $0.001 per share and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share (the “Parent Preferred Stock”). At the close of business on October 19, 2007: (i) 59,440,147 shares of Parent Common Stock were issued and outstanding, excluding shares of Parent Common Stock held by Parent in its treasury, (ii) no shares of Parent Common Stock were issued and held by Parent in its treasury, and (iii) no shares of Parent Preferred Stock were issued and outstanding. Since the close of business on October 19, 2007 through the execution of this Agreement, Parent has not issued any shares of Parent Common Stock, other than pursuant to the exercise of Parent Options (as defined below) outstanding as of October 19, 2007 and granted pursuant to the Parent Stock Plans.

(ii) All of the outstanding shares of capital stock of Parent are, and all shares of capital stock of Parent which may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive rights.

(b) Stock Options.

(i) As of the close of business on October 19, 2007: (i) 10,022,905 shares of Parent Common Stock were subject to issuance pursuant to outstanding options to purchase or rights to purchase or acquire Parent Common Stock under the stock option, stock award, stock appreciation or phantom stock plans of Parent (the “Parent Stock Plans”) (the “Parent Options”), (ii) 909,256 shares of Parent Common Stock were reserved for future issuance pursuant to Parent Options available for grant under the Parent Stock Plans, (iii) 972,025 shares of Parent Common Stock are reserved for future issuance under the employee stock purchase plan of Parent and (iv) 378,828 shares of Parent Common Stock are subject to issuance pursuant to outstanding options, rights or warrants to purchase Parent Common Stock issued other than pursuant to the Parent Stock Plans and the Parent employee stock purchase plan. Since the close of business on October 19, 2007 through the execution of this Agreement, no Parent Options have been granted and no shares of Parent Common Stock have been reserved for future issuance pursuant to Parent Options or other equity-based awards available for grant under the Parent Stock Plans. There are no outstanding or authorized stock appreciation, phantom stock or other similar rights (whether payable in stock, cash or other property) with respect to the Company.

(ii) All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to Parent.

(c) Voting Debt.  No Voting Debt of Parent is issued or outstanding as of the date hereof.

(d) Other Securities.

(i) Except as otherwise set forth in Section 3.2(a)(i) and Section 3.2(b)(i), as the date hereof, there are no securities, options, warrants, calls, rights, contracts, commitments, agreements, instruments, arrangements, understandings, obligations or undertakings of any kind to which Parent or any of its Significant Subsidiaries is a party or by which any of them is bound obligating Parent or any of its Significant Subsidiaries to (including on a deferred basis) issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, Voting Debt or other voting securities of Parent or any of its Significant Subsidiaries, or obligating Parent or any of its Significant Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, instrument, arrangement, understanding, obligation or undertaking.

(ii) All outstanding shares of Parent Common Stock, all outstanding Parent Options, and all outstanding shares of capital stock of each Significant Subsidiary of Parent have been issued and granted in compliance in all material respects with (i) all applicable securities laws and all other applicable Legal Requirements and (ii) all requirements set forth in applicable material Contracts.

(e) Merger Sub Capital Stock.  The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.001 per share, of which 1,000 shares are issued and outstanding. Parent is the sole stockholder of Merger Sub and is the legal and beneficial owner of all 1,000 issued and outstanding shares. Merger Sub was formed by counsel to Parent at the direction of Parent solely for purposes of effecting the Merger and the other transactions contemplated hereby. Except as contemplated by this Agreement, Merger Sub does not hold, nor has it held, any material assets or incurred any material liabilities nor has Merger Sub carried on any business activities other than in connection with the Merger and the transactions contemplated by this Agreement. All of the outstanding shares of capital stock of Merger Sub have been duly authorized and validly issued, and are fully paid and nonassessable and not subject to any preemptive rights.

3.3  Authority; Non-Contravention; Necessary Consents.

(a) Authority.  Each of Parent and Merger Sub has all requisite corporate power and authority to enter into this Agreement and, subject to the approval of the Share Issuance by the Required Parent Stockholders (as defined below), to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only to obtaining the approval of the Share Issuance by the Stockholders of Parent, the adoption of this Agreement by Parent as Merger Sub’s sole stockholder and the filing of the Certificate of Merger pursuant to Delaware Law. The approval of the Share Issuance by the affirmative vote of the holders of a majority of the shares of Parent Common Stock represented at a meeting of the stockholders of Parent called for such purpose and entitled to vote thereon (and at which a quorum is present) (the “Required Parent Stockholders”) is the only vote of the holders of any class or series of Parent’s capital stock necessary to approve this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery by the Company, constitute valid and binding obligations of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with their terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Non-Contravention.  The execution and delivery of this Agreement by Parent and Merger Sub does not, and performance of this Agreement by Parent and Merger Sub will not: (i) conflict with or violate the Parent Charter Documents, the certificate of incorporation or bylaws of Merger Sub or any other Significant Subsidiary Charter Documents of any Significant Subsidiary of Parent, (ii) subject to compliance with the requirements set forth in Section 3.3(c) and obtaining the approval of the Share Issuance by Parent’s stockholders as contemplated in Section 5.2, conflict with or violate any material Legal Requirement applicable to Parent, Merger Sub or any of Parent’s other Significant Subsidiaries or by which Parent, Merger Sub or any of Parent’s other Significant Subsidiaries or any of their respective properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Parent’s or Merger Sub’s rights or materially alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the properties or assets of Parent or any of its Significant Subsidiaries pursuant to, any Contract to which Parent or any of its Significant Subsidiaries is a party except, as to clauses (ii) and (iii), respectively, for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Section 3.3(b) of the Parent Disclosure Letter lists all consents, waivers and approvals under any of Parent’s or any of its Significant Subsidiaries’ Contracts required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate not obtained, would result in a Parent Material Adverse Effect.

(c) Necessary Consents.  No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by Parent or Merger Sub in connection with the execution and delivery of this Agreement or the consummation of the Merger and other transactions contemplated hereby, except: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company and/or Parent are qualified to do business, (ii) the filing of the Prospectus/Joint Proxy Statement with the SEC in accordance with the Exchange Act and the effectiveness of the Registration Statement, (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and HSR Act and satisfaction of such other requirements of the comparable applicable laws of other jurisdictions, (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities or “blue sky” laws and the securities laws of any foreign country and (v) such other consents, approvals, orders, authorizations, registrations, declarations or filings, the failure of which to obtain would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

3.4  SEC Filings; Financial Statements; Internal Controls.

(a) SEC Filings.  Parent has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed by it with the SEC since June 28, 2006. Parent has made available to the Company all such registration statements, prospectuses, reports, schedules, forms, statements and other documents in the form filed with the SEC. All such required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including those that Parent may file subsequent to the date hereof) are referred to herein as the “Parent SEC Reports.” As of their respective dates, or, if amended or supplemented prior to the date of this Agreement, as of the date of such amendment or supplement, each Parent SEC Reports (i) complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Reports and (ii) did not at the time it was filed (or became effective in the case of a registration statement), or if amended, supplemented or superseded by a filing prior to the date of this Agreement then on the date of such superseding filing, amendment or supplement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of Parent’s Subsidiaries is required to file any forms, reports or other documents with the SEC. Parent has previously made available to the Company a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Parent with the SEC pursuant to the Securities Act or the Exchange Act.

(b) Financial Statements.  Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports (the “Parent Financials”), as amended or supplemented prior to the date of this Agreement, if applicable, including each Parent SEC Report filed after the date hereof until the Closing: (i) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q, 8-K or any successor form under the Exchange Act), and (ii) fairly presented in all material respects the consolidated financial position of Parent and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of Parent’s operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year end adjustments which were not, or are not expected to be, material in amount to Parent and its Subsidiaries, taken as a whole. The balance sheet of Parent dated as of June 30, 2007 contained in the Company SEC Reports filed with the SEC on August 10, 2007 is hereinafter referred to as the “Parent Balance Sheet.” Except as disclosed in the Parent Financials, neither Parent nor any of its Subsidiaries has any liabilities (absolute, accrued, contingent or otherwise) of a nature required to be reflected or reserved against on a consolidated balance sheet or in the related notes to the consolidated financial statements prepared in accordance with GAAP, except for liabilities or obligations (1) under this Agreement or incurred in connection with the transactions contemplated hereby, (2) incurred in the ordinary course of business since June 30, 2007, (3) that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect or (4) incurred at the request or with the consent of the Company.

(c) Internal Controls.  Parent has established and maintains disclosure controls and procedures and internal control over financial reporting, as such terms are defined in, and as required by, Rules 13a-15 and 15d-15 under the Exchange Act. Parent’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by Parent in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act. Since December 31, 2006 and through the date hereof, to the Knowledge of Parent, no events, facts or circumstances have occurred, or exist, such that management would not be able to complete its assessment of the effectiveness of Parent’s system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2007, and conclude, after such assessment, that such controls were effective. Parent and each of its Subsidiaries has established and maintains and adheres to and enforces in all material respects a system of internal control over financial reporting, which is sufficient in all material respects to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements (including the Parent Financials) for external purposes in accordance with GAAP. To the Knowledge of Parent, since the date of Parent’s most recent Form 10-Q filed with the SEC, neither Parent nor any of its Subsidiaries (including any Employee), nor Parent’s independent auditors has identified or been made aware of (A) any significant deficiency or material weakness in the design or operation of internal control over financial reporting utilized by Parent and its Subsidiaries, (B) any fraud, whether or not material, that involves Parent’s management or other Employees), or (C) any claim or allegation regarding any of the foregoing. In connection with the periods covered by the Parent Financials since January 1, 2007, Parent has disclosed to the Company all significant deficiencies and material weaknesses identified in writing by Parent or Parent’s independent auditors (whether current or former) in the design or operation of the internal control over financial reporting utilized by Parent and its Subsidiaries. Parent is in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules and regulations of Nasdaq.

3.5  Absence of Certain Changes or Events.  Since the date of the Parent Balance Sheet there has not been any Parent Material Adverse Effect and during the period from the date of the Parent Balance Sheet to the date hereof there has not been: (i) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Parent’s or any of its Significant Subsidiaries’ capital stock, or any purchase, redemption or other acquisition by Parent or any of its Significant Subsidiaries of any of Parent’s capital stock or any other securities of Parent or its Significant Subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities except for repurchases from Employees following their termination pursuant to the terms of their pre-existing stock option or purchase agreements, or (ii) any split, combination or reclassification of any of Parent’s or any of its Significant Subsidiaries’ capital stock.

3.6  Compliance.  Neither Parent nor any of its Significant Subsidiaries is in conflict with, or in default or in violation of, any Legal Requirement applicable to Parent or any of its Significant Subsidiaries or by which Parent or any of its Significant Subsidiaries or any of their respective businesses or properties is, or Parent believes is reasonably likely to be, bound or affected, or any material Contract, permit, franchise or other instrument or obligation to which Parent or any of its Significant Subsidiaries is a party or by which Parent or any of its Significant Subsidiaries or its or any of their respective business or properties is bound or affected except for those conflicts, defaults or violations that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. No material investigation or review by any Governmental Entity is pending or, to the Knowledge of Parent, has been threatened, against Parent or any of its Significant Subsidiaries. There is no judgment, injunction, order or decree binding upon Parent or any of its Significant Subsidiaries which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or any of its Significant Subsidiaries, any acquisition of material property by Parent or any of its Significant Subsidiaries or the conduct of business by Parent and its Significant Subsidiaries as currently conducted, except as would not have a Parent Material Adverse Effect.

3.7  Litigation.  There are no claims, suits, actions, judgments or proceedings pending or, to the Knowledge of Parent, threatened against Parent or any of its Significant Subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to (a) restrain or enjoin the consummation of the transactions contemplated hereby or (b) which would reasonably be expected, either singularly or in the aggregate with all such claims, actions, judgments or proceedings, to have a Parent Material Adverse Effect.

3.8  Disclosure.  None of the information supplied or to be supplied by or on behalf of Parent or Merger Sub for inclusion or incorporation by reference in the Registration Statement will, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by or on behalf of Parent for inclusion or incorporation by reference in the Prospectus/Joint Proxy Statement will, at the time the Prospectus/Joint Proxy Statement is mailed to the stockholders of Parent and the stockholders of the Company, at the time of Parent Stockholders’ Meeting, at the time of the Company Stockholders Meeting or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Prospectus/Joint Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder at the time the Prospectus/Joint Proxy Statement is mailed to the stockholders of Parent and the stockholders of the Company, at the time of the Parent Stockholders’ Meeting, at the time of the Company Stockholders Meeting and as of the Effective Time. The representations and warranties contained in this Section 3.8 do not and will not apply to statements included in the Prospectus/Joint Proxy Statement or the Registration Statement based upon information supplied by the Company for use or incorporation by reference therein (or statements regarding the Company which were required to have been included by the Company in the Prospectus/Joint Proxy Statement or the Registration Statement and which were omitted from the information supplied by the Company).

3.9  Board Approval.  The Board of Directors of Parent, by resolutions duly adopted by unanimous vote at a meeting of the Board of Directors of Parent duly called and held and not subsequently rescinded or modified in any way prior to the date hereof, has duly (i) determined that the Merger is fair to, and in the best interests of, Parent and its stockholders and declared the Merger to be advisable, and (ii) approved this Agreement and the transactions contemplated hereby, including the Merger and (iii) has recommended that the stockholders of Parent vote to approve the Share Issuance. Parent, as the sole stockholder of Merger Sub, has adopted this Agreement and such adoption has not been subsequently rescinded or modified in any way.

3.10  Fairness Opinion.  Parent’s Board of Directors has received a written opinion from Credit Suisse Securities (USA) LLC, dated as of October 23, 2007, to the effect that, as of such date, the Merger Consideration to be paid in the Merger is fair to Parent, from a financial point of view, and has delivered to the Company a copy of such opinion.

3.11  Brokers’ and Finders’ Fees.  Except for fees payable to Credit Suisse Securities (USA) LLC pursuant to an engagement letter dated October 23, 2007, Parent has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby, in any case, for which the Company or any of its Subsidiaries will be liable or have any obligations.

3.12  Company Stock.  Each of Parent and Merger Sub is not, nor at any time during the last three years prior to the date of this Agreement has it been, an “interested stockholder” of the Company as defined in Section 203 of the Delaware General Corporation Law. As of the date of this Agreement, each of Parent and Merger Sub does not own (directly or indirectly, beneficially or of record) and is not a party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, in each case, any shares of capital stock of the Company (other than as contemplated by this Agreement).

ARTICLE IV

CONDUCT BY THE COMPANY PRIOR TO THE EFFECTIVE TIME

4.1  Conduct of Business by the Company.

(a) Ordinary Course.  During the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company and each of its Subsidiaries shall, except as otherwise expressly contemplated by this Agreement, to the extent that Parent shall otherwise consent in writing, or as required by applicable Legal Requirements, (i) carry on its business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted, (ii) pay its material debts and Taxes when due and pay or perform other material obligations when due, in each case except with respect to those being contested in good faith by appropriate proceedings, and (iii) use commercially reasonable efforts consistent with past practices and policies to (x) preserve substantially intact its present business organization, (y) keep available the services of its present executive officers and Employees, and (z) preserve substantially intact its relationships with customers, suppliers, licensors, licensees, and others with which it has material business dealings.

(b) Required Consent.  In addition, without limiting the generality of Section 4.1(a), except as permitted by the terms of this Agreement, and except as provided in Article IV of the Company Disclosure Letter or as required by applicable Legal Requirements or the regulations or requirements of Nasdaq, during the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company shall not do any of the following, and shall not permit any of its Subsidiaries to do any of the following, without the prior written consent of Parent:

(i) Enter into any new line of business (it being understood that this clause (i) shall not prohibit the Company or its Subsidiaries from introducing, in the ordinary course of business consistent with past practice, any new products or applications within the Company’s current line of businesses);

(ii) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock, other than any such transaction by a wholly-owned Subsidiary of it that remains a wholly-owned Subsidiary of it after consummation of such transaction in the ordinary course of business; provided, however, that nothing herein shall be construed as prohibiting the Company from granting Company Options that are Routine Grants;

(iii) Purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or the capital stock of its Subsidiaries, other than repurchases of unvested shares at cost or for de minimis consideration in connection with either the termination of the employment relationship with any employee or upon the resignation of any director or consultant, in each case, pursuant to stock option or purchase agreements in effect on the date hereof;

(iv) Issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock, Voting Debt or any securities convertible into shares of capital stock or Voting Debt, or subscriptions, rights, warrants or options to acquire any shares of capital stock or Voting Debt or any securities convertible into shares of capital stock or Voting Debt, or enter into other agreements or commitments of any character obligating it to issue any such securities or rights, other than: (A) issuances of Company Common Stock upon the exercise of Company Options, warrants or other rights of the Company existing on the date hereof in accordance with their present terms or granted pursuant to clauses (B) or (C) hereof, (B) grants of stock options to purchase Company Common Stock granted in the ordinary course of business consistent with past practice and on Standard Terms (as defined below) to new Company employees under the Company Stock Plans outstanding on the date hereof, and (C) grants of stock options to purchase Company Common Stock granted to existing Company employees (other than to directors and officers), under the Company Stock Plans outstanding on the date hereof in the ordinary course of business consistent with past practice in connection with annual compensation reviews or ordinary course promotions and in each case on Standard Terms; provided, however, that the stock option grants pursuant to clause (C) shall not exceed grants of options to acquire 30,000 shares of Company Common Stock to any individual or grants of options to acquire 300,000 shares of Company Common Stock to all such individuals in the aggregate (the grants described, and subject to the limitations, in clauses (B) and (C), the “Routine Grants”, and for purposes of this Section 4.1(b)(iv), “Standard Terms” shall mean options to purchase Company Common Stock with the following terms (1) a per share exercise price that is no less than the current market price at the time of grant of a share of Company Common Stock, (2) a vesting schedule no more favorable than one-quarter (1/4) on the one-year anniversary of the date of grant, and one-forty-eighth (1/48) on each monthly anniversary of the date of grant thereafter, (3) which do not accelerate, or become subject to acceleration, directly or indirectly, (whether pursuant to the terms of such grant or any other Contract with the Company (directly or indirectly)) as a result of the approval or consummation of the Merger or the transactions contemplated hereby and/or the termination of employment following the Merger and (4) with a period for exercisability under such option following termination of employment of no greater than ninety (90) days following a termination of employment for any reason other than retirement, death or total and permanent disability);

(v) Cause, permit or propose any amendments to the Company Charter Documents or any of the Subsidiary Charter Documents of the Company’s Subsidiaries;

(vi) Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity or voting interest in or a portion of the assets of, or by any other manner, any business or any Person or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of the Company and its Subsidiaries, taken as a whole;

(vii) Enter into any binding agreement, agreement in principle, letter of intent, memorandum of understanding or similar agreement with respect to any material joint venture, strategic partnership or alliance, excluding any stream partner, reseller, channel partner or similar agreements, in each case, entered into, and containing terms, in the ordinary course of business consistent with past practice, in each case, that is terminable by the Company or any of its Subsidiaries upon no more than twelve (12) months prior notice and which does not contain any exclusive dealing arrangements;

(viii) Sell, lease, license, encumber or otherwise dispose of any properties or assets except (A) the sale, lease or disposition (other than through licensing) of property or assets which are not material, individually or in the aggregate to the business of the Company and its Subsidiaries, taken as a whole, or (B) perpetual licenses of the Company Products in the ordinary course of business consistent with past practice having no material support, maintenance or service obligations other than those obligations that are terminable by the Company or any of its Subsidiaries upon no more than one (1) year notice without liability or financial obligation to the Company or its Subsidiaries or (C) for the provision of the Company Products on a hosted services basis in the ordinary course of business consistent with past practice other than those terminable by the Company or any of its Subsidiaries within no more than three (3) years without liability or financial obligation to the Company or its Subsidiaries;

(ix) Make any loans, advances or capital contributions to, or investments in, any other Person, other than: (A) loans or investments by it or a wholly-owned Subsidiary of it to or in it or any wholly-owned Subsidiary of it, or (B) employee loans or advances made in the ordinary course of business consistent with past practices;

(x) Except as required by GAAP, as concurred in by its independent auditors, or by a Governmental Entity, make any material change in its methods or principles of accounting since the date of the Company Balance Sheet;

(xi) Make or change any material Tax election, adopt or change any material Tax accounting method, settle or compromise any material Tax liability, file any amended Tax Return or consent to any extension or waiver of any limitation period with respect to Taxes;

(xii) Revalue any of its assets or make any change in accounting methods, principles or practices, other than as required by GAAP or by a Governmental Entity;

(xiii) (A) Pay, discharge, settle or satisfy any material claims (including any Tax claim), liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement), other than the payment, discharge, settlement, or satisfaction for money, of claims, liabilities, obligations or litigation (x) to the extent subject to reserves on the Company Financials existing as of the date hereof in accordance with GAAP, (y) that are accounts payable incurred in the ordinary course of business for goods and services or (z) otherwise in the ordinary course of business consistent with past practice or in accordance with their terms, of claims not in excess of $100,000 individually or $1,000,000 in the aggregate, provided, that with respect to any matter under this clause (A) that requires Parent’s consent, such consent shall not be unreasonably withheld, conditioned or delayed, or (B) waive the benefits of, agree to modify in any manner materially adverse to the Company, terminate, release any person from or knowingly fail to enforce any material confidentiality or similar agreement to which Company or any of its Subsidiaries is a party or of which Company or any of its Subsidiaries is a beneficiary;

(xiv) Except as required by Legal Requirements or as required by any Company Employee Plan or Employee Agreement in existence as of the date hereof and as set forth in Section 2.12(a) of the Company Disclosure Letter), (1) increase in any manner the amount of compensation or fringe benefits of, pay any bonus or special remuneration (cash, equity or otherwise) to or grant severance or termination pay to any Employee, consultant or director of the Company or any Subsidiary of the Company (other than salary increases and bonuses, in each case, made in the ordinary course of business consistent with past practice with respect to employees who are not executive officers of the Company or directors of the Company), (2) make any increase in or commitment to increase any Company Employee Plan (including any severance plan), adopt or amend or make any commitment to adopt or amend any Company Employee Plan or make any contribution, other than regularly scheduled contributions or contributions required by the terms of the Company Employee Plan as in effect as of the date hereof, to any Company Employee Plan, (3) waive any stock repurchase rights, accelerate, amend or change the period of exercisability of Company Options or Company Restricted Stock, or reprice any Company Options or authorize cash payments in exchange for any Company Options, (4) enter into any employment, severance, termination or indemnification agreement with any Company Employee or enter into any collective bargaining agreement, (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable “at will” without the Company or its Subsidiaries incurring any material liability or financial obligation and who are not officers), (5) make any material oral or written representation or commitment with respect to any material aspect of any Company Employee Plan that is not materially in accordance with the existing written terms and provision of such Company Employee Plan, (6) grant any stock appreciation right, phantom stock award, stock-related award or performance award (whether payable in cash, shares or otherwise) to any Person (including any Company Employee), or (7) enter into any agreement with any Company Employee the benefits of which are (in whole or in part) contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby; provided, however, that nothing herein shall be construed as prohibiting the Company from granting Company Options that are Routine Grants; and provided, further, that nothing herein shall limit the Company’s ability to amend Company Employee Plans, Employee Agreements, employment, severance, termination or indemnification agreements to the extent necessary (A) to bring such plans or agreements into compliance with Section 409A of the Code or to secure an exemption from Section 409A of the Code, or (B) to reduce or prevent the imposition on any Employee or other “disqualified individual” (as defined in Code Section 280G and the regulations thereunder) of excise taxes pursuant to Section 4999 of the Code with respect to payments or benefits thereunder. Notwithstanding the foregoing, the form and substance of any such amendments shall be subject to Parent’s prior review and approval, which review shall be prompt and approval not unreasonably withheld;

(xv) Grant any exclusive rights with respect to any Company Intellectual Property;

(xvi) Enter into, or renew, any Contracts containing, or otherwise subject the Surviving Corporation or Parent to, any non-competition, exclusivity or other material restrictions on the Company or the Surviving Corporation or Parent, or any of their respective businesses, which is material to the business of the Company and its Subsidiaries, taken as a whole, or, following the Effective Time, to the Parent and its Subsidiaries, taken as a whole; provided, however, that the Company may renew such Contracts for a period of one (1) year or less on the same terms in place prior to the date of this Agreement so long as none of Parent nor any of its Subsidiaries (other than, following the Closing, the Surviving Corporation or any of its Subsidiaries) are, or

following the Closing would be subject to, any such non-competition, exclusivity or other restrictions provided therein;

(xvii) Enter into any agreement or commitment the effect of which would be to grant to a third party following the Merger any actual or potential right of license to any material Intellectual Property owned by Parent or any of its Subsidiaries (excluding for the avoidance of doubt, the Company and its Subsidiaries);

(xviii) Take, or agree to take, any action that would prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

(xix) Hire employees other than in the ordinary course of business;

(xx) Terminate any employees of the Company or its Subsidiaries or otherwise cause any employees of the Company or its Subsidiaries to resign, in each case other than (x) in the ordinary course of business or (y) for cause or poor performance (documented in accordance with the Company’s past practices);

(xxi) Make any representations or issue any communications (including electronic communications) to employees that are inconsistent with this Agreement or the transactions contemplated hereby, including any representations regarding offers of employment or other benefits from Parent;

(xxii) Incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other agreement to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than borrowings (and guarantees by the Subsidiaries of indebtedness incurred by the Company) of up to $15,000,000 at any time outstanding (in the aggregate) pursuant to (x) the Loan and Security Agreement, dated as of February 23, 2007, entered into by the Company and Silicon Valley Bank (the “SVB Facility”), as amended from time to time, or (y) any replacement credit facility on terms not materially less favorable (including with respect to guarantees by Subsidiaries) to the Company than the SVB Facility (provided that prior to or concurrently with entering into any replacement facility, the Company shall pay all liabilities, obligations and fees owed under the SVB Facility);

(xxiii) Make any individual or series of related payments in excess of $250,000 outside of the ordinary course of business or make or commit to make any capital expenditures in excess of $750,000 beyond those contained in the Company’s capital expenditure budget in effect on the date hereof, a copy of which is attached hereto as Schedule 4.1(b)(xxiii);

(xxiv) Modify or amend in a manner adverse in any material respect to the Company, or terminate any non-customer Company Scheduled Contract currently in effect, or waive, release or assign any material rights or claims thereunder, in each case, in a manner adverse in any material respect to the Company, other than any modification, amendment or termination of any such non-customer Company Scheduled Contract in the ordinary course of business, consistent with past practice;

(xxv) Enter into any Contract requiring the Company or any of its Subsidiaries to pay in excess of an aggregate of $250,000 annually or $1,000,000 over the term of such Contract; or

(xxvi) Agree in writing or otherwise to take any of the actions described in (i) through (xxv) above.

4.2  Conduct of Business by Parent.  (a) Except as required by applicable Legal Requirements or the regulations or requirements of Nasdaq, during the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Parent shall not declare, set aside or pay any dividends on, or make any other distributions in respect of (whether payable in cash, stock, property or a combination thereof), the capital stock of Parent, other than any stock dividend or distribution which results in an appropriate adjustment to the Per Share Stock Amount pursuant to Section 1.6(h).

(b) From the date of this Agreement through the date that the condition set forth in Section 6.1(d) is satisfied, Parent agrees that neither it nor any of its Subsidiaries shall acquire (or enter into any agreement to acquire), directly or indirectly, pursuant to a tender offer, exchange offer, merger, consolidation, business combination, recapitalization or similar transaction any of the entities set forth on Schedule 4.2(b).

ARTICLE V

ADDITIONAL AGREEMENTS

5.1  Prospectus/Joint Proxy Statement; Registration Statement.  As promptly as practicable after the execution of this Agreement, and in any event within thirty (30) days of the date of the Agreement, Parent and the Company will prepare the Prospectus/Joint Proxy Statement, and Parent will prepare and file with the SEC the Registration Statement in which the Prospectus/Joint Proxy Statement will be included as a prospectus. Each of Parent and the Company shall provide promptly to the other such information concerning its business affairs and financial statements as, in the reasonable judgment of the providing party or its counsel, may be required or appropriate for inclusion in the Prospectus/Joint Proxy Statement and the Registration Statement pursuant to this Section 5.1, or in any amendments or supplements thereto, and shall cause its counsel and auditors to cooperate with the other’s counsel and auditors in the preparation of the Prospectus/Joint Proxy Statement and the Registration Statement. Each of Parent, Merger Sub and the Company agree to use all reasonable efforts to deliver to each of Wilson Sonsini Goodrich & Rosati, Professional Corporation, and Latham & Watkins, LLP, tax representation letters in substantially the forms set forth in Exhibit B-2, for purposes of rendering a tax opinion as required by applicable Legal Requirements in connection with such Prospectus/Joint Proxy Statement and Registration Statement. Each of Parent and the Company will respond to any comments from the SEC, and will use all reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable (but in no event prior to such time as all waiting periods (and any extensions thereof) under the HSR Act and other applicable laws relating to the transactions contemplated hereby expire or terminate early and any objections raised by any Governmental Entity with respect to the transactions contemplated hereby have been resolved), and to keep the Registration Statement effective as long as is necessary to consummate the Merger and the transactions contemplated hereby. Each of the Company and Parent shall furnish all information concerning it and the holders of its capital stock as the other party may reasonably request in connection with such actions and the preparation of the Prospectus/Joint Proxy Statement. Each of Parent and the Company will notify the other promptly upon the receipt of any comments from the SEC or its staff in connection with the filing of, or amendments or supplements to, the Registration Statement and/or the Prospectus/Joint Proxy Statement. Parent shall promptly inform the Company if, at any time prior to the Effective Time, any event or circumstance relating to Parent, any Subsidiary of Parent or Merger Sub, or any of their respective officers or directors, is discovered by Parent that should be set forth in an amendment or a supplement to the Prospectus/Joint Proxy Statement or the Registration Statement. The Company shall promptly inform Parent if, at any time prior to the Effective Time, any event or circumstance relating to the Company or any Subsidiary of the Company, or any of their respective officers or directors, is discovered by the Company that should be set forth in an amendment or a supplement to the Prospectus/Joint Proxy Statement or the Registration Statement. Except in connection with any Change in Recommendation in accordance with Section 5.3(d) hereof or any Permitted Parent Action in accordance with Section 5.2(b) and other than pursuant to Rule 425 of the Securities Act with respect to releases made in compliance with Section 5.5 of this Agreement, no amendment or supplement to the Prospectus/Joint Proxy Statement or the Registration Statement, nor any response to any comments or inquiry from the SEC with respect to such filings, will be made by the Company or Parent without the approval of the other party, which approval shall not be unreasonably withheld, conditioned or delayed (it being understood that it shall be unreasonable to withhold consent with respect to any amendment or supplement to the Prospectus/Joint Proxy Statement or Registration Statement to the extent such amendment or supplement is required to be included therein so that the Prospectus/Joint Proxy Statement or Registration Statement will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading as may be required by Rule 10b-5 or Rule 14a9 under the Exchange Act or Section 11 or Section 12 of the Securities Act; provided, however, that the Company shall not make a Change of Recommendation except in accordance with the terms of Section 5.3(d)). The Company and Parent each will advise the other promptly after it receives notice of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, the suspension of the qualification of the

Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Prospectus/Joint Proxy Statement or the Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information. Each of the parties hereto shall cause the Prospectus/Joint Proxy Statement and the Registration Statement to comply as to form and substance as to such party in all material respects with the applicable requirements of (i) the Exchange Act, (ii) the Securities Act, and (iii) the rules and regulations of Nasdaq.

5.2  Meeting of Company and Parent Stockholders; Board Recommendation.

(a) Meeting of Company and Parent Stockholders.  After the Registration Statement is declared effective under the Securities Act, in accordance with Section 5.1 hereof, each of the Company and Parent will take all action necessary in accordance with Delaware Law and its respective Certificate of Incorporation and Bylaws to cause the Prospectus/Joint Proxy Statement (and/or any amendment or supplement thereto) to be mailed to its respective stockholders and to call, hold and convene the Company Stockholders’ Meeting and the Parent Stockholders’ Meeting, as applicable, to consider, in the case of the Company, the adoption of this Agreement and, in the case of Parent, the approval of the Share Issuance (each, a “Stockholders’ Meeting”) to be held as promptly as practicable after the date upon which all of the following have occurred: (A) the Registration Statement becomes effective and (B) all waiting periods (and any extensions thereof) under the HSR Act and other applicable laws relating to the transactions contemplated hereby expire or terminate early and any objections raised by any Governmental Entity with respect to the transactions contemplated hereby have been resolved (it being the intent of the parties that such meetings shall be held not later than forty-five (45) days after satisfaction of both clauses (A) and (B) except to the extent prohibited by applicable Legal Requirements). Subject to Section 5.3(d), each of the Company and Parent will use all reasonable efforts to solicit from its respective stockholders proxies in favor of, in the case of the Company, the adoption of this Agreement and, in the case of Parent, the approval of the Share Issuance, and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of Nasdaq or Delaware Law to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, the Company and Parent, as the case may be, may adjourn or postpone its Stockholders’ Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Prospectus/Joint Proxy Statement is provided to its respective stockholders in advance of the vote to be taken at such meeting or, if as of the time for which the Stockholders’ Meeting is originally scheduled (as set forth in the Prospectus/Joint Proxy Statement) there are insufficient shares of Common Stock of the Company or Parent, as the case may be, represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such Stockholders’ Meeting. Each of the Parent and the Company shall ensure that its Stockholders’ Meeting is called, noticed, convened, held and conducted, and that all proxies solicited by it in connection with its Stockholders’ Meeting are solicited, in compliance with Delaware Law, its Certificate of Incorporation and Bylaws, the rules of Nasdaq and all other applicable Legal Requirements.

(b) Board Recommendation.  Except to the extent expressly permitted by Section 5.3(d): (i) the Board of Directors of the Company shall recommend that its stockholders vote in favor of adoption of this Agreement at the Company Stockholders’ Meeting (the “Company Board Recommendation”) and shall reaffirm (publicly, if so requested) the Company Board Recommendation within ten (10) calendar days after Parent requests in writing that such recommendation be reaffirmed (provided, that if a tender or exchange offer relating to the Company’s securities shall have been commenced by a Person unaffiliated with the Company, such reaffirmation shall not be required less than (10) business days after such tender or exchange offer has first been published, sent or given to the Company’s securityholders), (ii) the Board of Directors of Parent shall recommend that its stockholders vote in favor of the approval of the Share Issuance at the Parent Stockholders’ Meeting (the “Parent Board Recommendation” and together with the Company Board Recommendation, the “Board Recommendations”) and shall reaffirm (publicly, if so requested) the Parent Board Recommendation within ten (10) calendar days after the Company requests in writing that such recommendation be reaffirmed (provided, that if a tender or exchange offer relating to Parent’s securities shall have been commenced by a Person unaffiliated with Parent, such reaffirmation shall not be required less than (10) business days after such tender or exchange offer has first been published, sent or given to the Company’s securityholders), (iii) the Prospectus/Joint Proxy Statement shall include a statement to the effect that each of the Board of Directors of the Company and Parent has made such applicable Board Recommendation, and (iv) neither the Board of Directors of the Company nor the Board of Directors of Parent, nor any committee of either of them, shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to the other party, their respective Board Recommendations. Nothing in this Agreement shall prohibit Parent’s Board of Directors from (A) taking and disclosing to its stockholders a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 promulgated under the Exchange Act, or (B) making any disclosure to its stockholders the failure of which to disclose would result in a breach of Parent’s Board of Directors’ fiduciary duties to its stockholders under Delaware Law (each, a “Permitted Parent Action”).

5.3  Acquisition Proposals.

(a) No Solicitation.  The Company agrees that neither it nor any of its Subsidiaries nor any of the officers and directors of it or its Subsidiaries shall, and that it shall use all reasonable efforts to cause its and its Subsidiaries’ Employees, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to (and shall not authorize any of them to) directly or indirectly: (i) solicit or initiate, or knowingly facilitate, encourage or induce, any inquiry with respect to, or the making, submission or announcement of, any Acquisition Proposal, (ii) subject to Section 5.3(c), participate in any discussions or negotiations with, or furnish any nonpublic information (x) to any Person that has made an Acquisition Proposal or (y) to any Person that has informed the Company (either directly or indirectly) that it is considering an Acquisition Proposal or (z) under circumstances where it would be reasonably expected that the non-public information being provided would be used for purposes of making an Acquisition Proposal (it being understood that this clause (z) shall not limit the Company’s ability to provide product, sales or marketing information to bona fide customers and strategic partners in the context of sales and marketing activities), (iii) approve, endorse or recommend any Acquisition Proposal, (iv) withdraw or modify the Company Board Recommendation in a manner adverse to Parent (except to the extent specifically permitted pursuant to Section 5.3(d)) or (v) (except for any confidentiality agreement entered into pursuant to Section 5.3(c)(i)), enter into any letter of intent or similar document or any contract agreement or commitment contemplating or otherwise relating to any Acquisition Proposal or transaction contemplated thereby. The Company and its Subsidiaries will immediately cease any and all existing activities, discussions or negotiations with any third parties conducted heretofore with respect to any Acquisition Proposal. The Company agrees that it will promptly request each Person that has entered into a confidentiality agreement with the Company in connection with its consideration of an Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Person by or on behalf of the Company or any of its Subsidiaries, as the case may be.

(b) Notification of Unsolicited Acquisition Proposals.

(i) Within the greater of twenty-four (24) hours or one business day of (x) the receipt of any Acquisition Proposal (y) any request for nonpublic information or inquiry (1) from any Person that has informed the Company (either directly or indirectly) that it is considering an Acquisition Proposal or (2) under circumstances where it would be reasonably expected that the non-public information being requested would be used for purposes of making an Acquisition Proposal (it being understood that this clause (2) shall not apply to requests for product, sales or marketing information marking information from bona fide customers and strategic partners in the context of sales and marketing activities (whether current or prospective). The Company shall provide Parent with oral and written notice of the material terms and conditions of such Acquisition Proposal, request or inquiry, and the identity of the Person or group making any such Acquisition Proposal, request or inquiry and a copy of all written materials provided to or from the Company in connection with such Acquisition Proposal (other than reverse diligence materials from the Person making the Acquisition Proposal), request or inquiry and a description of the oral terms of such Acquisition Proposal, request or inquiry. The Company shall, as promptly as practicable, keep Parent informed on a current basis of the material developments with respect to such Acquisition Proposal, request or inquiry and shall promptly (but in any event within the greater of twenty-four (24) hours or one (1) business day), provide Parent a copy of all written materials subsequently provided to or from the Company in connection with such Acquisition Proposal (other than reverse diligence materials from the Person making the Acquisition Proposal and except as described in clauses (x) and (y) of Section 5.3(c)(i)), request or inquiry and a description of the oral terms of such Acquisition Proposal, request or inquiry.

(ii) The Company shall provide Parent with forty-eight (48) hours prior notice (or such lesser prior notice as is provided to the members of its Board of Directors) of any meeting of its Board of Directors at which its Board of Directors is reasonably expected to consider any Acquisition Proposal.

(c) Superior Offers.  Notwithstanding anything to the contrary contained in Section 5.3(a), in the event that the Company receives an unsolicited, bona fide written Acquisition Proposal from a third party that its Board of Directors has in good faith concluded (after consultation with its outside legal counsel and its financial advisor), is, or would reasonably be expected to lead to, a Superior Offer, the Company may then take the following actions (but only if (i) such Acquisition Proposal did not arise (directly or indirectly) from a breach of Section 5.3(a) and (ii) the Board of Directors of the Company concludes in good faith, after consultation with outside legal counsel, that the failure to do so would reasonably be expected to result in a breach of its fiduciary obligations under applicable Legal Requirements):

(i) Furnish nonpublic information to the third party making such Acquisition Proposal, provided that (A) (1) within twenty-four hours of furnishing any such nonpublic information to such party, the Company gives Parent written notice that it has (or intends to) furnish such nonpublic information and (2) the Company receives from the third party an executed confidentiality agreement containing standstill terms and limitations on the use and disclosure of information furnished to such third party on the Company’s behalf, the terms of which are no less favorable to the Company than those contained in the Confidentiality Agreement and (B) contemporaneously with or prior to furnishing any such nonpublic information to such third party, the Company furnishes such nonpublic information to Parent (to the extent such nonpublic information has not been previously so furnished), except that (x) the Company may redact names of employees (other than officers) set forth in such information and (y) the Company shall not be required to provide such information if doing so would be inconsistent with any applicable antitrust Legal Requirement; and

(ii) Engage in discussions or negotiations with the third party with respect to the Acquisition Proposal, provided that within twenty-four hours of entering into discussions or negotiations with such third party, the Company gives Parent written notice that it has (or intends to) enter into discussions or negotiations with such third party.

(d) Change of Recommendation.

(i) At any time prior to adoption of this Agreement by the Required Company Stockholders, other than in connection with an Acquisition Proposal, the Board of Directors of the Company may take the actions prohibited by clause (iv) of Section 5.2(b) (and in each case modify accordingly the statement of the Company’s Board of Directors included or to be included in the Prospectus/Joint Proxy Statement pursuant to clause (iii) of Section 5.2(b)) if the Board of Directors of the Company determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would result in a breach of its fiduciary duties under applicable Legal Requirements; provided, however, that the Company shall have, at least five (5) days prior to taking such action, provided to Parent written notice which shall state expressly that the Company intends to take such action.

(ii) In response to the receipt of a Superior Offer, the Board of Directors of the Company may withhold, withdraw, amend or modify the Company Board Recommendation and, in the case of a Superior Offer that is a tender or exchange offer made directly to its stockholders, may recommend that its stockholders accept the tender or exchange offer (and in each case modify accordingly the statement of the Company’s Board of Directors included or to be included in the Prospectus/Joint Proxy Statement pursuant to clause (iii) of Section 5.2(b)) (any of the foregoing actions in response to the receipt of a Superior Offer, whether by the Board of Directors of the Company or a committee thereof, a “Change of Recommendation”), if all of the following conditions in clauses (1) through (5) are met:

(1) A Superior Offer with respect to it has been made and has not been withdrawn;

(2) The Company Stockholders’ Meeting has not occurred;

(3) The Company shall have (A) at least five (5) days prior to a Change of Recommendation, provided to Parent written notice which shall state expressly (1) that the Company has received such Superior Offer, (2) the material terms and conditions of such Superior Offer and the identity of the Person or group making the Superior Offer, and (3) that the Company intends to effect a Change of Recommendation and the manner in which it intends to do so, and (B) complied with its obligations pursuant to Section 5.3(b) and Section 5.3(c)(i) in connection with such Superior Offer;

(4) The Board of Directors of the Company has concluded in good faith, after receipt of advice of its outside legal counsel, that, in light of such Superior Offer, the failure of the Board of Directors to effect a Change of Recommendation would reasonably be expected to result in a breach of its fiduciary duties to its stockholders under applicable Legal Requirements; and

(5) The Company shall not have materially breached (directly or indirectly) any of the provisions set forth in Section 5.2 or this Section 5.3, as applicable, with respect to obtaining such Superior Offer and which breach is continuing.

(e) Continuing Obligation to Call, Hold and Convene Stockholders’ Meeting; No Other Vote.  Notwithstanding anything to the contrary contained in this Agreement, the obligation of the Company to call, give notice of, convene and hold the Company Stockholders’ Meeting shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission to it of any Acquisition Proposal or by any Change of Recommendation. The Company shall not submit to the vote of its stockholders any Acquisition Proposal.

(f) Compliance with Tender Offer Rules.  Nothing contained in this Agreement shall prohibit the Company or its Board of Directors from taking and disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act or from making any “stop-look-and-listen” communication to the stockholders of the Company pursuant to Rule 14d 9(f) and the Exchange Act; provided, however, in each case, that the content of any such disclosure shall be governed by the terms of this Agreement. Without limiting the foregoing proviso, the Company shall not effect a Change of Recommendation unless specifically permitted pursuant to the terms of Section 5.3(d).

(g) Certain Definitions.  For purposes of this Agreement, the following terms shall have the following meanings:

(i) “Acquisition Proposal,” with respect to the Company, shall mean any offer or proposal, relating to any transaction or series of related transactions involving: (A) any purchase from the Company or acquisition by any Person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of a fifteen percent (15%) or more interest in the total outstanding voting securities of the Company, or any tender offer or exchange offer that if consummated would result in any Person or group beneficially owning fifteen percent (15%) or more of the total outstanding voting securities of the Company, or any merger, consolidation, business combination, recapitalization or similar transaction involving the Company or any of its Subsidiaries that if consummated would result in the stockholders of the Company immediately preceding such transaction holding less than eighty five percent (85%) of the equity interests in the surviving or resulting entity of such transaction or the resulting direct or indirect parent or subsidiary entity thereof as a result of such transaction, (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), or disposition of fifteen percent (15%) or more of the assets of the Company and its Subsidiaries taken as a whole (including pursuant to the sale of equity in any Subsidiary of the Company), or (C) any liquidation or dissolution of the Company (provided, however, the transactions contemplated hereby shall not be deemed an Acquisition Proposal); and

(ii) “Superior Offer,” with respect to the Company, shall mean an unsolicited, bona fide written offer made by a third party to acquire, directly or indirectly, pursuant to a tender offer, exchange offer, merger, consolidation, business combination, recapitalization or similar transaction, all or substantially all of the assets of the Company or a majority of the total outstanding voting securities of the Company as a result of which the stockholders of the Company immediately preceding such transaction would hold less than fifty percent (50%) of the equity interests in the surviving or resulting entity of such transaction or any resulting direct or indirect parent or subsidiary entity thereof as a result of such transaction, on terms that the Board of Directors of the Company has in good faith concluded (after the receipt of advice of its outside legal counsel and its financial adviser), taking into account all aspects of such Acquisition Proposal, including, among other things, all legal, financial, regulatory and other aspects of the offer and the Person making the offer, would if consummated result in a transaction that is more favorable from a financial point of view to the Company’s stockholders (in their capacities as stockholders) than the transactions contemplated by this Agreement and is reasonably capable of being consummated on the terms proposed.

5.4  Confidentiality; Access to Information; No Modification of Representations, Warranties or Covenants.

(a) Confidentiality.  The parties acknowledge that the Company and Parent have previously executed a Letter Agreement re Confidentiality dated August 16, 2007 (the “Confidentiality Agreement”), which Confidentiality Agreement will continue in full force and effect in accordance with its terms and each of Parent and the Company will hold, and will use reasonable efforts to cause its respective directors, officers, Employees, agents and advisors (including attorneys, accountants, consultants, bankers and financial advisors) to hold, any Evaluation Material (as defined in the Confidentiality Agreement) confidential in accordance with the terms of the Confidentiality Agreement.

(b) Access to Information.  Except as would cause a waiver of the attorney-client privilege (provided, however, that the parties agree to use reasonable efforts to enter into a joint defense agreement if they determine that doing so could permit the disclosure of the following information without the waiver of such attorney-client privilege), the Company will afford Parent and Parent’s accountants, counsel and other representatives reasonable access, upon reasonable prior notice, during normal business hours to its properties, contracts, books, records and personnel and other documents and data during the period prior to the Effective Time and furnish such other information concerning its business, properties, results of operations and personnel, as Parent may reasonably request; provided, however, that the Company may restrict the foregoing access to the extent that any law, treaty, rule or regulation of any Governmental Entity applicable to the Company requires it or its Subsidiaries to restrict or prohibit access to any such properties or information; provided further, that the Company may redact the names of employees (other than the names of Company officers) from any compensation information so furnished.

(c) No Modification of Representations and Warranties or Covenants.  No information or knowledge obtained in any investigation or notification pursuant to this Section 5.4, Section 5.6 or Section 5.7 shall affect or be deemed to modify any representation or warranty contained herein, the covenants or agreements of the parties hereto or the conditions to the obligations of the parties hereto to consummate and effect the Merger under this Agreement.

5.5  Public Disclosure.  Without limiting any other provision of this Agreement, Parent and the Company will consult with each other before issuing, and provide each other the opportunity to review, comment upon and concur with, and use all reasonable efforts to agree on any press release or public statement with respect to this Agreement and the transactions contemplated hereby, including the Merger and any Acquisition Proposal and will not issue any such press release or make any such public statement prior to such consultation and (to the extent practicable) agreement, except as may be required by applicable Legal Requirements, any listing agreement with the Nasdaq, any other applicable national or regional securities exchange or market or in connection with a Change of Recommendation permitted pursuant by Section 5.3(d) or a Permitted Parent Action pursuant to Section 5.2(b).  The parties have agreed to the text of the joint press release announcing the signing of this Agreement. During the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Parent’s executive management will not make statements inconsistent with, and will use reasonable efforts to inform its sales force of, the public statements made by Parent with respect to the Company and its products and services in connection with the announcement of the transactions contemplated hereby and will instruct its sales force to act in a manner consistent with such public statements.

5.6  Regulatory Filings; Reasonable Efforts.

(a) Regulatory Filings.  Each of Parent, Merger Sub and the Company shall coordinate and cooperate with one another and shall each use reasonable efforts to (A) take, or cause to be taken, all appropriate actions, and do or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements or otherwise to consummate the Merger and the transactions contemplated hereby as promptly as practicable, (B) obtain from any Governmental Entities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made to avoid any action or proceeding by any Governmental Entity (including without limitation, those in connection with the HSR Act) in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger and the transactions contemplated hereby, (C) make, or cause to be made, the applications and filings required to be made under the HSR Act or any other applicable Legal Requirements in connection with the authorization, execution and delivery of this Agreement and the consummation of the Merger and the transactions contemplated hereby (including without limitation, under the Exchange

Act and any other applicable federal or state Legal Requirements), and to pay any fees due of it in connection with such applications or filings, as promptly as is reasonably practicable, and in any event within ten (10) Business Days after the date hereof, and (D) comply at the earliest practicable date with any request under the HSR Act and any such other Legal Requirements for additional information, documents or other materials received by Parent or the Company or any of their respective Subsidiaries from the Federal Trade Commission or the Department of Justice or any other Governmental Entity in connection with such applications or filings or the Merger and the transactions contemplated hereby. Each of Parent and the Company will cause all documents that it is responsible for filing with any Governmental Entity under this Section 5.6(a) to comply in all material respects with all applicable Legal Requirements.

(b) Exchange of Information.  Parent, Merger Sub and the Company each shall promptly supply the other with any information which may be required in order to effectuate any filings or application pursuant to Section 5.6(a).  Except where prohibited by applicable Legal Requirements, and subject to the Confidentiality Agreement and any joint defense agreement entered into between the parties or their counsel, each party to this Agreement shall (A) keep the other party informed in all material respects and on a reasonably timely basis of any written or material oral communication received by such party from, or given by such party to, any Governmental Entity, or party to a proceeding, regarding the Merger and the transactions contemplated hereby, (B) give the other party to this Agreement reasonable prior notice of any written or material oral communication with, and any proposed understanding, undertaking or agreement with, any Governmental Entity relating to the Merger and the transactions contemplated hereby, and (C) subject to applicable Legal Requirements relating to the exchange of information, each of the parties hereto shall have the right to review in advance, and to the extent practicable each will consult and cooperate with the other on, all the information that appears in any filing made with, or written materials submitted to, any third party and/or any Governmental Entity in connection with the Merger and the transactions contemplated hereby. Neither of the parties to this Agreement shall independently participate in any meeting, or engage in any substantive conversation, with any Governmental Entity in respect of any filings or submissions with or investigation, approval process or other inquiry by any Governmental Entity without giving the other prior notice of the meeting or conversation and, unless objected to by such Governmental Entity, the opportunity to attend or participate. The parties shall coordinate and cooperate, subject to applicable Legal Requirements, with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party in connection with all meetings, actions and proceedings under or relating to any such application or filing. The Company will not make any material proposals relating to, or enter into, any material understanding, undertaking or agreement with any Governmental Entity relating to the Merger and the transactions contemplated hereby without Parent’s prior review and approval, and Parent will not make any such material proposal or enter into any such material understanding, undertaking or agreement relating to the Merger without Company’s prior review and approval, provided, however, that if such understanding, undertaking or agreement is to take effect only upon the consummation of the Merger, Parent shall have no obligation to obtain Company’s prior approval but shall consult in advance with Company with respect thereto.

(c) Reasonable Efforts.  Each of the Company and Parent shall, and shall cause their respective controlled affiliates to, cooperate in good faith with all Governmental Entities and use their reasonable efforts to (A) cause the expiration of the notice periods under the HSR Act and any other Laws with respect to the Merger and the transactions contemplated hereby as promptly as is reasonably practicable after the execution of this Agreement, (B) resolve such objections, if any, as may be asserted by any Governmental Entity with respect to the Merger and the transactions contemplated hereby and (C) undertake any reasonable actions required to lawfully complete the Merger and the transactions contemplated hereby. Except where prohibited by applicable Legal Requirements, Parent shall be entitled to lead any proceedings or negotiations with any Governmental Entity related to the foregoing, provided that it shall afford the Company the opportunity to participate therein. Notwithstanding the foregoing, neither the Company nor Parent shall be required to take (and, for the avoidance of doubt, the Company shall not take without Parent’s consent) any action which (x) is reasonably likely to have a material adverse effect on the condition (financial or otherwise), business, assets, liabilities or results of operations of either Parent (or any of its subsidiaries), the Company (or any of its subsidiaries) or the Surviving Corporation, taken individually or in the aggregate, (any such action, a “Burdensome Condition”) or (y) is not conditioned on the consummation of the

Merger. Notwithstanding anything in this Agreement to the Contrary, neither the Company nor Parent shall be required to contest through litigation any objection, action or proceeding by any Governmental Entity.

5.7  Notification of Certain Matters.

(a) By the Company.  The Company shall give prompt notice to Parent and Merger Sub of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 6.3(a) or 6.3(b) would not be satisfied.

(b) By Parent.  Parent and Merger Sub shall give prompt notice to the Company of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate, or any failure of Parent to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Section 6.2(a) or 6.2(b) would not be satisfied.

(c) From the date of this Agreement until the Effective Time, each of Parent and the Company shall promptly notify the other in writing of any pending or, to the Knowledge of Parent or the Company (as the case may be), threatened action, suit, arbitration or other proceeding or investigation by any Governmental Entity or any other person (x) challenging or seeking material damages in connection with the Merger or the transactions contemplated hereby or (y) seeking to restrain or prohibit the consummation of the Merger or otherwise limit in any material respect the right of Parent or any Subsidiary of Parent to own or operate all or any portion of the businesses or assets of the Company or any Subsidiary of the Company.

5.8  Third-Party Consents.  The Company and Parent shall give (or shall cause their respective Subsidiaries to give) any notices to third parties, and use, and cause their respective Subsidiaries to use, reasonable efforts to obtain any third party consents, (A) necessary, proper or advisable to consummate the transactions contemplated in this Agreement (including the Second Merger at and following such time as the structure of the business combination is altered to include the Second Merger pursuant to Section 1.1(b)), (B) required to be disclosed in the Company Disclosure Letter (including pursuant to the Supplement Letter) or the Parent Disclosure Letter, as applicable, or (C) required to prevent a Company Material Adverse Effect from occurring prior to or after the Effective Time or a Parent Material Adverse Effect from occurring after the Effective Time; provided, however, that the Company and Parent shall coordinate and cooperate in determining whether any actions, consents, approvals or waivers are required to be obtained from parties to any Company Scheduled Contracts in connection with the consummation of the Merger and seeking any such actions, consents, approvals or waivers; provided, further, that in no event shall the Company or any Subsidiary of the Company be required to pay prior to the Effective Time, and shall not pay or commit to pay without Parent’s consent, a material amount in respect of, any fee, penalty or other consideration to any person to obtain any such consent, approval or waiver.

5.9  Equity Awards and Employee Benefits.

(a) Assumption of Stock Options.

(i) At the Effective Time, each then outstanding Company Option, whether or not exercisable at the Effective Time and regardless of the respective exercise prices thereof, will be assumed by Parent. Each Company Option so assumed by Parent under this Agreement will continue to have, and be subject to, the same terms and conditions set forth in the applicable Company Option (including any applicable stock option agreement or other document evidencing such Company Option or another Company Employee Plan or Employee Agreement with the Company in effect as of the date hereof and disclosed on Section 2.12(a) of the Company Disclosure Letter) immediately prior to the Effective Time (including any repurchase rights or vesting provisions), except that (i) each Company Option will be exercisable (or will become exercisable in accordance with its terms) for that number of whole shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock that were subject to such Company Option immediately prior to the Effective Time multiplied by the Option Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock and (ii) the per share exercise price for the shares of Parent Common Stock issuable upon exercise of such assumed Company Option will be equal to the quotient determined by dividing the exercise price per share of Company Common Stock of such Company Option immediately prior to the Effective Time by the Option Exchange Ratio, rounded up to the nearest whole cent. Each assumed Company Option shall be vested and exercisable immediately following the Effective Time as to the same percentage of the total number of shares subject thereto as it was vested and exercisable as to immediately prior to the Effective Time, except to the extent such Company Option by its terms in effect prior to the date hereof or the terms of any Company Employee Plan or Employee Agreement (as in effect on the date hereof and set forth on Section 2.12(a) of the Company Disclosure Letter) provides for acceleration of vesting. As soon as reasonably practicable, Parent will use all reasonable efforts to issue to each Person who holds an assumed Company Option a document evidencing the foregoing assumption of such Company Option by Parent. In the case of any Company Option to which Section 421 of the Code applies by reason of its qualification under Section 422 of the Code, the per share exercise price of the option, the number of shares of Parent Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in order to comply with Section 424 of the Code and satisfy the requirements of Section 424(a) of the Code and Treasury Regulation Section 1.424-1, and each Company Option will be adjusted in a manner so as not to cause such Company Option to constitute a deferral of compensation subject to Section 409A of the Code solely as a result of such assumption and conversion and otherwise in accordance with the exemption for stock options under Section 409A of the Code. For purposes of this Agreement, “Option Exchange Ratio” shall mean the sum of (x) the Per Share Stock Amount plus (y) the quotient obtained by dividing (A) the Per Share Cash Amount by (B) the average closing sale price of one share of Parent Common Stock for the ten (10) most recent trading days that Parent Common Stock has traded ending on the last trading day prior to the Closing Date, as reported on the Nasdaq Stock Market’s Global Market.

(ii) Following the Effective Time, Parent will be able to grant stock awards, to the extent permissible by applicable Legal Requirement and Nasdaq regulations, under the terms of the Company Stock Plans or the terms of another plan adopted by Parent to issue the reserved but unissued shares of Company Common Stock under such Company Stock Plans and the shares to the unexercised portions of any award granted thereunder that expires, terminates or is canceled, and shares of Company Common Stock issued pursuant to an award that are reacquired by Parent pursuant to the terms of the award under which such shares were issued that would otherwise return to the Company Stock Plans pursuant to its terms, will return and may be used for awards to be granted under the Company Stock Plans), except that (i) shares of Company Common Stock covered by such awards will be shares of Parent Common Stock and (ii) all references to a number of shares of Company Common Stock will be (A) changed to reference Parent Common Stock and (B) converted to a number of shares of Parent Common Stock equal to the product of the number of shares of Company Common Stock multiplied by the Option Exchange Ratio, rounded down to the nearest whole number of shares of Parent Common Stock. This Section 5.9(a)(ii) does not require the Company or its Subsidiaries to take any affirmative action to permit Parent to be able to grant awards under the Company Stock Plans following the Closing Date. However, neither the Company nor any of its Subsidiaries shall take any action that would otherwise preclude Parent from being able to grant awards under the Company Stock Plans, including adopting resolutions to terminate such Company Stock Plans (other than grants of Company Options permitted by this Agreement).

(b) Termination of Certain Company Employee Plans.  Effective no later than the date immediately preceding the Closing Date, the Company and its Subsidiaries, as applicable, shall each terminate any and all group severance, separation or salary continuation plans, programs or arrangements except as otherwise provided in Section 5.9(d), qualified plans maintained by the Company or any Subsidiary that include a Code Section 401(k) arrangement (unless Parent provides written notice to the Company at least five (5) business days prior to the Closing Date that such 401(k) plans shall not be terminated) (collectively, “Terminating Employee Plans”). Unless Parent provides such written notice to the Company, the Company shall provide Parent with evidence that such Terminating Employee Plan(s) have been terminated (effective as of the day immediately preceding the Closing Date) pursuant to resolutions of the Company’s Board of Directors or other authorized actions. The form and substance of such resolutions or other actions shall be subject to review and approval of Parent (such review to be timely and not unreasonably withheld). The Company shall take such other actions in furtherance of terminating such Terminating Employee Plan(s) as Parent may reasonably require.

(c) As of and following the Closing Date, Parent will take all action necessary and appropriate to ensure that, following the Effective Time, Parent or the Surviving Corporation provide, or cause to be provided, to permit the employees of the Company and its Subsidiaries as of the Effective Time (the “Company Employees”) who remain employed by Parent, the Surviving Corporation or its Subsidiaries after the Effective Time (the “Continuing Employees”), to participate in the employee welfare benefit plans, programs or policies (including without limitation any vacation, sick, per personal time off plans or programs, medical, dental, vision, accident, life, disability and other employee welfare benefits) maintained by Parent and any plan of Parent intended to qualify within the meaning of Section 401(a) of the Code, in each case on terms substantially no less favorable in the aggregate than those provided to similarly situated employees of Parent, including with respect to geographical location (with comparability being determined based upon the Continuing Employee’s responsibilities immediately prior to the Effective Time). Following the Closing Date, each such Continuing Employee will, to the extent permitted by law and applicable tax qualification requirements, and subject to any applicable break in service or similar rule, receive credit for purposes of eligibility to participate and vesting (but not benefit accruals) under such plan for years of service with the Company including predecessor employers prior to the Closing Date; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits or to the extent that such service was not recognized under the corresponding Company Employee Plan. Parent will cause any and all pre-existing condition (or actively at work or similar) limitations, eligibility waiting periods and evidence of insurability requirements under the group health plans of Parent in which Continuing Employees and their eligible dependents will participate to be waived (or shall provide such Continuing Employees with credit towards eligibility waiting periods for service with the Company including predecessor employers prior to the Closing Date) and shall provide them with credit for any co-payments and deductibles (or similar payments) made during the plan year including the Closing Date for the purposes of satisfying any applicable deductible, out-of-pocket, or similar requirements under any such plans; provided, however, that no credit will be given for co-payments and deductibles (or similar payments) made during a plan year of a corresponding Company Employee Plan completed prior to the date Continuing Employees are transitioned to the group health plans of Parent.

(d) From and after the Effective Time, unless otherwise agreed to in a writing approved by Parent by each Employee who is a party to such plan or agreement, Parent will, or will cause the Surviving Corporation to, honor, in accordance with their terms, the employment severance, retention and change of control plans and agreements, dated as of or prior to September 28, 2007, between the Company and any Employee or director or in which any Employee or director is eligible to participate and set forth on Section 5.9(d) of the Company Disclosure Letter. Parent acknowledges that consummation of the Merger shall constitute a “Change of Control” as defined in such agreements.

(e) Without limiting the generality of Section 8.5, or any specific applicability thereof, with respect to the legal enforceability of the foregoing, this Section 5.9 is intended to be for the sole benefit of the parties to this Agreement and this Section 5.9 is not intended to confer upon any other person any rights or remedies hereunder.

(f) As soon as practicable after the date of this Agreement and in any event prior to the Closing Date, the Company shall, at Parent’s request, use reasonable efforts to assist Parent with its efforts to enter into an offer letter and related agreements with certain Company employees, which offer letter and related agreements shall contain such terms and conditions as may be agreed to by Parent and such Employee.

5.10  Form S-8.  Parent agrees to file with the SEC, no later than ten (10) business days after the date on which the Effective Time occurs, a registration statement on Form S-8 (or any successor form), if available for use by Parent, relating to the shares of Parent Common Stock issuable with respect to assumed Company Options eligible for registration on Form S-8 and shall use all reasonable efforts to maintain the effectiveness of such registration statement thereafter for so long as any of such options or other rights remain outstanding.

5.11  Indemnification.

(a) Indemnity.  Subject to applicable Legal Requirements under Delaware Law, from and after the Effective Time, Parent agrees to cause the Surviving Corporation to maintain and honor all indemnification arrangements in place for all past and present directors, officers, employees and agents of the Company and its Subsidiaries (“Indemnified Parties”) as of the date of this Agreement under the Company Governing Documents and the indemnification agreements set forth on Section 5.11 of the Company Disclosure Letter (or other agreements, on the same terms as those set forth in the Company’s standard form director and officer indemnification agreement as provided to Parent prior to the execution of this Agreement, entered into by new officers or directors of the Company appointed after the date hereof), for acts or omissions occurring at or prior to the Effective Time;

provided, however, that Parent agrees to, and to cause the Surviving Corporation to, indemnify and hold harmless such persons to the fullest extent permitted by applicable Legal Requirements under Delaware Law for acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby. The Certificate of Incorporation and Bylaws of the Surviving Corporation will contain provisions with respect to exculpation and indemnification that are at least as favorable to the Indemnified Parties as those contained in the Certificate of Incorporation and Bylaws of the Company as in effect on the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six (6) years from the Effective Time in any manner that would adversely affect the rights thereunder of Indemnified Parties, unless such modification is required by law. Any indemnification agreements set forth on Section 5.11 of the Company Disclosure Letter (or other agreements, on the same terms as those set forth in the Company’s standard form director and officer indemnification agreement as provided to Parent prior to the execution of this Agreement, entered into by new officers or directors of the Company appointed after the date hereof) with Indemnified Parties in existence on the date of this Agreement shall be assumed by the Surviving Corporation in the Merger, without any further action, and shall survive the Merger and continue in full force and effect in accordance with their terms.

(b) Insurance.  Parent will cause the Surviving Corporation to maintain a directors’ and officers’ insurance and indemnification policy which will cover those persons who are covered by the Company’s directors’ and officers’ insurance and indemnification policy as of the date hereof for events occurring prior to the Effective Time (“D&O Insurance”) on terms no less favorable than those applicable to the current directors and officers of the Company (from the same insurance carrier that provides the Company’s D&O Insurance or a comparable insurance carrier) for a period of six (6) years; provided, however, that in no event will the Surviving Corporation be required to pay an annual premium in excess of two hundred percent (200%) of the annual premium currently paid by the Company for such coverage (and to the extent the annual premium payable by the Surviving Corporation would exceed two hundred percent (200%) of the annual premium currently paid by the Company for such coverage, the Surviving Corporation shall cause to be maintained the maximum amount of coverage as is available for such two hundred percent (200%) of such annual premium). The provisions of the immediately preceding sentence shall be deemed to have been satisfied if the Company obtained, at or prior to the Effective Time, prepaid (or “tail”) D&O Insurance covering each current officer and director on terms no less favorable than those of such policies in effect on the date of this Agreement and Parent or the Surviving Corporation continue to maintain such policies; provided, however, that, without the prior written consent of Parent, the Company may not expend therefor in excess of 200% of the last annual premium paid by the Company for coverage for the period of twelve (12) months most recently commenced prior to the date of this Agreement.

(c) Third-Party Beneficiaries.  The obligations under this Section 5.11 shall not be terminated or modified in such a manner as to affect adversely any indemnitee to whom this Section 5.11 applies without the consent of such affected indemnitee (it being expressly agreed that the indemnitees to whom this Section 5.11 applies and their respective heirs, successors and assigns shall be express third-party beneficiaries of this Section 5.11). In the event the Surviving Corporation (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision shall be made so that such obligations set forth in this Section 5.11 are assumed by such continuing or surviving corporation or entity or transferee of such assets, as the case may be, or in the sole discretion of Parent, by Parent or any Subsidiary of Parent that is at such time at least as creditworthy as the Surviving Corporation.

5.12  Nasdaq Listing.  Prior to the Effective Time, Parent agrees to use its reasonable efforts to authorize for listing on Nasdaq the shares of Parent Common Stock issuable, and those required to be reserved for issuance, in connection with the Merger, subject to official notice of issuance.

5.13  Company Affiliates; Restrictive Legend.  Section 5.13 of the Company Disclosure Letter sets forth a list of those persons who may be deemed to be, in the Company’s reasonable judgment, affiliates of the Company within the meaning of Rule 145 promulgated under the Securities Act (each, a “Company Affiliate”) as of the date hereof. The Company will provide Parent with such information and documents as Parent reasonably requests for purposes of reviewing such list. The Company will use all reasonable efforts to deliver or cause to be delivered to Parent, as promptly as practicable on or following the date hereof, from each Company Affiliate an executed affiliate agreement pursuant to which such affiliate shall agree to be bound by the provision of Rule 145 promulgated under the Securities Act, in a form prepared by Parent and reasonably acceptable to the Company (the “Affiliate Letter”). Parent will give stop transfer instructions to its transfer agent with respect to any Parent Common Stock received pursuant to the Merger by any Company Affiliate and there will be placed on the certificates representing such Parent Common Stock, or any substitutions therefor, a legend stating in substance that the shares were issued in a transaction to which Rule 145 promulgated under the Securities Act applies and may only be transferred (i) in conformity with Rule 145 or (ii) in accordance with a written opinion of counsel, reasonably acceptable to Parent in form and substance, that such transfer is exempt from registration under the Securities Act.

5.14  Treatment as Reorganization.  None of Parent, Merger Sub or the Company shall, and they shall not permit any of their respective Subsidiaries to, take any action prior to or following the Closing that would prevent the Merger from qualifying as a reorganization with the meaning of Section 368(a) of the Code. Each of Parent, Merger Sub and the Company agrees to use all reasonable efforts in order for the Company and Parent to obtain the tax opinions referenced in Section 6.1(e) (the “Tax Opinions”). At or prior to the Closing Date, Parent, the Company and Merger Sub shall, as of the Effective Time, execute and deliver to the counsel rendering the Tax Opinions the tax representation letters either in the forms set forth in Exhibit B-1, or in the forms set forth in Exhibit B-2. Each Party will report the Merger as a reorganization within the meaning of Section 368(a) of the Code for all Tax purposes, including attaching the statement described in Treasury Regulations Section 1.368-3(a) on or with its return for the taxable year of the Merger.

5.15  Section 16 Matters.  Prior to the Effective Time, the Company shall take all such steps as may be required (to the extent permitted under applicable Legal Requirements) to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) resulting from the transactions contemplated by Article I of this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

5.16  Merger Sub Compliance.  Parent shall cause Merger Sub to comply with all of Merger Sub’s obligations under or relating to this Agreement. Merger Sub shall not engage in any business which is not in connection with the merger of Merger Sub with and into the Company pursuant to this Agreement.

5.17  Fairness Opinion.  Promptly following (and in any event within 10 days) following the date of this Agreement, the Company shall deliver a written copy of the Goldman Fairness Opinion to Parent.

ARTICLE VI

CONDITIONS TO THE MERGER

6.1  Conditions to the Obligations of Each Party to Effect the Merger.  The respective obligations of each party to this Agreement to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions, any of which may be waived, in writing, by mutual agreement of Parent and the Company to the extent permitted by applicable Legal Requirements:

(a) Stockholder Approval.  This Agreement shall have been adopted by the Required Company Stockholders. The Share Issuance shall have been approved by the Required Parent Stockholders.

(b) No Order.  No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which (i) is in effect and (ii) has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

(c) Registration Statement Effective; Prospectus/Joint Proxy Statement.  The SEC shall have declared the Registration Statement effective. No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose, and no similar proceeding in respect of the Prospectus/Joint Proxy Statement, shall have been initiated or threatened in writing by the SEC.

(d) HSR Act.  All waiting periods (and any extension thereof) under the HSR Act relating to the transactions contemplated hereby will have expired or terminated early. All other material foreign antitrust approvals or requirements required by applicable Legal Requirements to be obtained or satisfied prior to the Merger in connection with the transactions contemplated hereby shall have been obtained or satisfied, as applicable.

(e) Tax Opinions.  Parent and the Company shall each have received written tax opinions from their respective tax counsel (with respect to Parent, Wilson Sonsini Goodrich & Rosati, Professional Corporation or such other nationally-recognized law firm selected by Parent and, with respect to the Company, Latham & Watkins, LLP, or such other nationally-recognized law firm selected by the Company), in form and substance reasonably satisfactory to them, to the effect that the Merger will constitute a “reorganization” within the meaning of Section 368(a) of the Code and such opinions shall not have been withdrawn; provided, however, if the above-referenced counsel to the Company does not render such opinion to the Company, then, this condition shall be deemed satisfied if Parent causes such tax opinion to be delivered to the Company from alternative tax counsel working at a nationally-recognized law firm (other than by the firm rendering such tax opinion to Parent); provided, further, however, if the above-referenced counsel to Parent does not render such opinion to Parent, then this condition shall be deemed satisfied if the Company causes such tax opinion to be delivered to Parent by a nationally-recognized law firm (other than by the firm rendering such tax opinion to the Company)

(f) Nasdaq Listing.  The shares of Parent Common Stock to be issued in the Merger and the transactions contemplated hereby shall have been authorized for listing on Nasdaq, subject to official notice of issuance.

6.2  Additional Conditions to the Obligations of the Company.  The obligation of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

(a) Representations and Warranties.  The representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct on the date hereof and as of the Closing Date with the same force and effect as if made on the Closing Date (except that those representations and warranties which address matters only as of a particular date or only with respect to a particular period need only to have been true and correct on such date or with respect to such period), except, in each case or in the aggregate (other than with respect to the representations and warranties of Parent and Merger Sub contained in Sections 3.2(a)(i), 3.2(b)(i), 3.2(c), 3.2(d)(i), 3.3(a) and 3.9 which shall be true and correct in all material respects), as does not constitute a Parent Material Adverse Effect at the Effective Time (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all “Material Adverse Effect” qualifications and other qualifications based on the word “material” contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Parent Disclosure Letter made or purported to have been made after the execution of this Agreement shall be disregarded). The Company shall have received a certificate with respect to the foregoing signed on behalf of Parent, with respect to the representations and warranties of Parent, by an authorized executive officer of Parent and a certificate with respect to the foregoing signed on behalf of Merger Sub, with respect to the representations and warranties of Merger Sub, by an authorized executive officer of Merger Sub.

(b) Agreements and Covenants.  Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Effective Time, and the Company shall have received a certificate with respect to the foregoing signed on behalf of Parent, with respect to the covenants of Parent, by an authorized executive officer of Parent and a certificate with respect to the foregoing signed on behalf of Merger Sub, with respect to the covenants of Merger Sub, by an authorized executive officer of Merger Sub.

(c) Material Adverse Effect.  There shall not have occurred any Effect that has had or is reasonably likely to have a Parent Material Adverse Effect since the date hereof that is continuing.

6.3  Additional Conditions to the Obligations of Parent.  The obligations of Parent and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, exclusively by Parent and Merger Sub:

(a) Representations and Warranties.  The representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and as of the Closing Date with the same force and effect as if made on the Closing Date (except that those representations and warranties which address matters only as of a particular date or only with respect to a particular period need only to have been true and correct on such date or with respect to such period), except, in each case or in the aggregate (other than with respect to the representations and warranties of the Company contained in Sections 2.2(a)(i), 2.2(b)(i), 2.2(c), 2.2(d)(i), 2.3(a) and 2.17 which shall be true and correct in all material respects), as does not constitute a Company Material Adverse Effect at the Effective Time (it being understood that, for purposes of determining the accuracy of such representations and warranties, (i) all “Material Adverse Effect” qualifications and other qualifications based on the word “material” contained in such representations and warranties shall be disregarded and (ii) any update of or modification to the Company Disclosure Letter made or purported to have been made after the execution of this Agreement shall be disregarded). Parent and Merger Sub shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized executive officer of the Company.

(b) Agreements and Covenants.  The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time, and Parent and Merger Sub shall have received a certificate to such effect signed on behalf of the Company by an authorized executive officer of the Company.

(c) Material Adverse Effect.  There shall not have occurred any Effect that has had or is reasonably likely to have a Company Material Adverse Effect since the date hereof that is continuing.

(d) No Governmental Restriction.  There shall not be any pending suit, action or proceeding asserted by any Governmental Entity (i) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by this Agreement, the effect of which restraint or prohibition if obtained would cause the condition set forth in Section 6.1(b) to not be satisfied or (ii) seeking to require Parent or the Company or any Subsidiary or affiliate to effect or agree to a Burdensome Condition.

ARTICLE VII

TERMINATION, AMENDMENT AND WAIVER

7.1  Termination.  This Agreement may be terminated at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, and except as provided below, whether before or after the requisite approvals of the stockholders of the Company or Parent:

(a) by mutual written consent duly authorized by the Boards of Directors of Parent and the Company;

(b) by either the Company or Parent if the Merger shall not have been consummated by April 25, 2008 (the “Initial End Date”); provided, however, that (1) if the condition set forth in Section 6.1(d) shall not have been satisfied prior to the Initial End Date, such date shall be extended to July 25, 2008 or (2) if the condition set forth in Section 6.1(d) shall have been satisfied within seventy-five (75) days prior to the Initial End Date (the date of such satisfaction, the “Antitrust Clearance Date”), the Initial End Date shall be extended until the seventy-fifth (75th) day after the Antitrust Clearance Date (the Initial End Date, as so extended, if applicable, the “End Date”); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party (i) whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of this Agreement or (ii) that is in material breach of this Agreement;

(c) by either the Company or Parent if a Governmental Entity of competent jurisdiction shall have issued an order, decree or ruling or taken any other action (including the failure to have taken an action), in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and nonappealable;

(d) by either the Company or Parent if the approval of the Required Company Stockholders to adopt this Agreement shall not have been obtained at a meeting of the Company’s stockholders duly convened therefor or at any adjournment or postponement thereof;

(e) by either the Company or Parent if the approval of the Required Parent Stockholders of the Share Issuance shall not have been obtained at a meeting of Parent’s stockholders duly convened therefor or at any adjournment or postponement thereof;

(f) by Parent (at any time prior to the adoption of this Agreement by the Required Company Stockholders) if a Triggering Event with respect to the Company shall have occurred;

(g) by the Company, if (i) any representation or warranty of Parent or Merger Sub set forth in this Agreement shall have been breached or become untrue or Parent or Merger Sub has breached any covenant or agreement of Parent or Merger Sub set forth in this Agreement, (ii) such breach or misrepresentation is not cured within thirty (30) days after receipt by Parent of written notice from the Company (provided, however, that such thirty (30) day period shall not apply if such breach or misrepresentation is not curable), and (iii) such breach or misrepresentation would cause the conditions set forth in Section 6.2(a) or Section 6.2(b) not to be satisfied at the time of the occurrence of such breach or misrepresentation; provided that the Company is not then in breach of its respective warranties, covenants or agreements set forth in this Agreement such that any of the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied;

(h) by Parent, if (i) any representation or warranty of the Company set forth in this Agreement shall have been breached or become untrue or the Company has breached any covenant or agreement of the Company set forth in this Agreement, (ii) such breach or misrepresentation is not cured within thirty (30) days after receipt by the Company of written notice from Parent (provided, however, that such thirty (30) day period shall not apply if such breach or misrepresentation is not curable), and (iii) such breach or misrepresentation would cause the conditions set forth in Section 6.3(a) or Section 6.3(b) not to be satisfied at the time of the occurrence of such breach or misrepresentation; provided that Parent is not then in breach of its respective warranties, covenants or agreements set forth in this Agreement such that any of the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied.

For the purposes of this Agreement, a “Triggering Event,” with respect to the Company, shall be deemed to have occurred if: (i) its Board of Directors or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to Parent the Company Board Recommendation, or shall have resolved to do the same, (ii) it shall have failed to include in the Prospectus/Joint Proxy Statement the Company Board Recommendation, (iii) its Board of Directors fails to reaffirm (publicly, if so requested) the Company Board Recommendation within ten (10) calendar days after Parent requests in writing that such recommendation be reaffirmed (provided, that if a tender or exchange offer relating to the Company’s securities shall have been commenced by a Person unaffiliated with Parent, such reaffirmation shall not be required less than (10) business days after such tender or exchange offer has first been published, sent or given to its security holders), (iv) its Board of Directors or any committee thereof shall have approved or recommended any Acquisition Proposal or publicly proposed to submit to the vote of its stockholders any Acquisition Proposal, (v) the Company shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Acquisition Proposal; or (vi) a tender or exchange offer relating to the Company’s securities shall have been commenced by a Person unaffiliated with Parent and the Company shall not have published, sent or given to its security holders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published, sent or given, a statement disclosing that the Board of Directors of the Company recommends rejection of such tender or exchange offer.

7.2  Notice of Termination; Effect of Termination.  Any termination of this Agreement under Section 7.1 above will be effective immediately upon the delivery of a valid written notice of the terminating party to the other party hereto. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect and there shall be no liability or obligation on the part of Parent or the Company or their respective Subsidiaries, officers or directors, except (i) as set forth in Section 5.4(a), this Section 7.2, Section 7.3 and Article VIII, each of which shall survive the termination of this Agreement and (ii) with respect to any liabilities or damages incurred or suffered by a party as a result of the willful and material breach by the other party of any of its representations, warranties, covenants or other agreements set forth in this Agreement, nothing in this Agreement shall relieve any party from any liability for such willful and material breach (it being understood that any such liability or damages for which the Company may become liable shall be calculated net of the amount of the Company Termination Fee, if, and to the extent, paid by the Company). No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

7.3  Fees and Expenses.

(a) General.  Except as set forth in this Section 7.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated; provided, however, that Parent and the Company shall share equally all fees and expenses, other than attorneys’ and accountants’ fees and expenses which fees shall be paid for by the party incurring such expense, incurred in relation to the printing and filing (with the SEC) of the Prospectus/Joint Proxy Statement (including any preliminary materials related thereto) and the Registration Statement (including financial statements and exhibits) and any amendments or supplements thereto.

(b) Termination Fee.

(i) Company Payment.

(1) In the event that this Agreement is terminated by Parent pursuant to Section 7.1(f), then the Company shall pay Parent a termination fee of $11.8 million (the “Company Termination Fee”) within three (3) Business Days of such termination.

(2) In the event that (A) this Agreement is terminated by Parent or the Company pursuant to Section 7.1(b), (B) an Acquisition Proposal had been made publicly or privately to the Company after the date hereof and not withdrawn prior to the date of such termination and (C) within twelve (12) months of such termination the Company enters into a definitive agreement for, or consummates, any Acquisition, then the Company shall pay Parent, upon the consummation of such Acquisition, an amount equal to the Company Termination Fee.

(3) In the event that (A) this Agreement is terminated by Parent or the Company pursuant to Section 7.1(d), (B) an Acquisition Proposal had been publicly announced prior to the Company Stockholders’ Meeting and not withdrawn prior to the date of such meeting and (C) within twelve (12) months of such termination the Company enters into a definitive agreement for, or consummates, any Acquisition, then the Company shall pay Parent, upon the consummation of such Acquisition, an amount equal to the Company Termination Fee.

(4) In the event that (A) this Agreement is terminated by Parent pursuant to Section 7.1(h), (B) an Acquisition Proposal had been made publicly or privately to the Company prior to the occurrence of the breach giving rise to the right to terminate pursuant to such section and not withdrawn prior to the date of such termination and (C) within twelve (12) months of such termination the Company enters into a definitive agreement for, or consummates, any Acquisition, then the Company shall pay Parent, upon the consummation of such Acquisition, an amount equal to the Company Termination Fee.

(ii) Interest and Costs; Other Remedies.  The Company acknowledges that the agreements contained in this Section 7.3 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent would not enter into this Agreement; accordingly, if the Company fails to pay in a timely manner the amounts due pursuant to this Section 7.3, and, in order to obtain such payment, Parent makes a claim that results in a judgment against the Company for the amounts set forth in this Section 7.3, the Company shall pay to Parent the reasonable costs and expenses of Parent (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amounts set forth in this Section 7.3 at the prime rate of Citibank, N.A. in effect on the date such payment was required to be made. Payment of the fees described in this Section 7.3 shall not be in lieu of damages incurred and otherwise recoverable in the event of breach of this Agreement; provided, however, any fees paid pursuant to this Section 7.3 shall be credited (without duplication) against the amounts otherwise payable by the Company to Parent hereunder.

(iii) Certain Definitions.  For the purposes of this Section 7.3 only, “Acquisition,” with respect to the Company, shall mean any of the following transactions (other than the transactions contemplated by this Agreement): (i) a merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving the party pursuant to which the stockholders of the party immediately preceding such transaction hold less than fifty percent (50%) of the aggregate equity interests in the surviving or resulting entity of such transaction or any resulting direct or indirect parent or subsidiary entity thereof, as a result of such transaction, (ii) a sale or other disposition by the party of assets representing in excess of fifty percent (50%) of the aggregate fair market value of the party’s business immediately prior to such sale, or (iii) the acquisition by any Person or group (including by way of a tender offer or an exchange offer or issuance by the party or such Person or group), directly or indirectly, of beneficial ownership or a right to acquire beneficial ownership of shares representing in excess of fifty percent (50%) of the voting power of the then outstanding shares of capital stock of the party.

7.4  Amendment.  Subject to applicable Legal Requirements, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time prior to the Effective Time; provided, however, after the adoption of this Agreement by the Company’s stockholders or after the approval of the Share Issuance by Parent’s stockholders as contemplated by this Agreement, no amendment shall be made which by law or in accordance with the rules of any relevant stock exchange requires further approval by the stockholders of the Company or Parent, respectively, without such further stockholder approval. This Agreement may not be amended except by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company; provided, however, that the addition of a Subsidiary of Parent as a party hereto pursuant to Section 1.1(b) of this Agreement shall not require the consent of any party hereto.

7.5  Extension; Waiver.  At any time prior to the Effective Time Parent and Merger Sub on the one hand and the Company, on the other hand, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed: (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto, and (iii) waive compliance by the other with any of the agreements or conditions for the benefit of such party contained herein; provided, however, that after the adoption of this Agreement by the Company’s stockholders or after the approval of the Share Issuance by Parent’s stockholders, as contemplated by this Agreement, there may not be any extension or waiver of this Agreement or any portion thereof which, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by such stockholders. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

ARTICLE VIII

GENERAL PROVISIONS

8.1  Non-Survival of Representations and Warranties.  The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement, or any instrument delivered pursuant to this Agreement, shall terminate at the Effective Time, except that the covenants that by their terms survive the Effective Time and this Article VIII shall survive the Effective Time.

8.2  Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if such date is not a business day) of transmission by facsimile (but only if followed by transmittal by a nationally recognized overnight carrier for delivery on the next business day), or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if such date is not a business day) if delivered by a nationally recognized overnight courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a) if to Parent or Merger Sub, to:

Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097
Attention: Chief Legal Officer
Telephone No.: 801.722.7000
Facsimile No.: 801.722.7005

with copies to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050
Attention: Martin W. Korman
         Robert G. O’Connor
         Bradley L. Finkelstein
Telephone No.: (650) 493-9300
Facsimile No.: (650) 493-6811

if to the Company, to:

Visual Sciences, Inc.
10182 Telesis Court, 6th Floor
San Diego, California 92121
Attention: Dru Greenhalgh
Telephone No.: (858) 754-2710
Facsimile No.: (858) 546-0695

with copies to:

Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, California 92130
Attention: Barry M. Clarkson
Telephone No.: (858)523-5406
Facsimile No.: (858) 523-5450

8.3  Interpretation; Knowledge.

(a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a section of this Agreement unless otherwise indicated. For purposes of this Agreement: (i) the words “include,” “includes” and “including,” when used herein, shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (iii) references herein to “party” or “parties” shall mean a party or the parties to this Agreement unless the context provides otherwise; (iv) the table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement; (v) the meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders, (vi) a reference to any party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns, (vii) a reference to any Legal Requirement or to any provision of any Legal Requirement shall include any amendment to, and any modification or re-enactment thereof, any provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto, (viii) all references to “$” or “dollars” shall be deemed references to United States dollars and (ix) capitalized terms used and not defined in the exhibits, annexes and schedules attached to this Agreement shall have the respective meanings set forth in this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all such entity and its Subsidiaries, taken as a whole.

(b) For purposes of this Agreement, the term “Knowledge” means, with respect to any matter in question, as of the date hereof and, for the purposes of Article VI, as of the Closing Date, (i) with respect to Parent, that any of Joshua G. James, Michael S. Herring and Shawn J. Lindquist has actual knowledge of and (ii) with respect to the Company, that any of James W. MacIntyre, IV, Claire Long, Dru Greenhalgh, Sheryl Roland or David Rosenthal has actual knowledge of.

(c) For purposes of this Agreement, the term “Company Material Adverse Effect” means any change, circumstance, event or effect (each an “Effect”) that is (i) materially adverse to the business, financial condition, assets, liabilities or results of operations of the Company and the Company’s Subsidiaries, taken as a whole or (ii) materially impedes the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof and all applicable Legal Requirements; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and that none of the following shall be taken into account in determining whether there has been or will be, a Company Material Adverse Effect: (A) any adverse Effect, including loss of revenues or bookings (1) to the extent attributable in whole or in part to the announcement or pendency of the Merger (provided that the exception in this clause (A)(1) shall not apply to the use of the term “Material Adverse Effect” in Section 6.3(a) with respect to the representations and warranties contained in Section 2.3, Section 2.7(j)(ii) and 2.7(j)(iii), the last sentence of Section 2.7(q), Section 2.9(a), Section 2.10 and Section 2.12(h)) or (2) to the extent existing customers or new purchasers select Parent’s products or services in lieu of the Company’s products or services; (B) any adverse Effect attributable to conditions generally affecting the web analytics industry, the U.S. economy or any of the foreign economies in any locations where the Company or any of the Company’s Subsidiaries has material operations or sales which do not materially disproportionately affect the Company or the applicable Company Subsidiaries; (C) any employee departures after the date hereof; (D) any adverse Effect arising from or relating to compliance with the terms of this Agreement; (E) changes in GAAP or regulatory accounting principles after the date hereof; (F) changes in law after the date hereof; or (G) earthquakes, fires, floods, hurricanes, tornadoes or similar catastrophes, or acts of war, sabotage, terrorism, military action or any escalation or worsening thereof after the date hereof, and whether or not pursuant to the declaration of national emergency or war.

(d) For purposes of this Agreement, the term “Parent Material Adverse Effect” means any Effect that is (i) materially adverse to the business, financial condition, assets, liabilities, or results of operations of Parent and Parent’s Subsidiaries, taken as a whole or (ii) materially impedes the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof and all applicable Legal Requirements; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and that none of the following shall be taken into account in determining whether there has been or will be, a Parent Material Adverse Effect: (A) any adverse Effect, including loss of revenues or bookings, to the extent attributable in whole or in part to the announcement or pendency of the Merger (provided that the exception in this clause (A) shall not apply to the use of the term “Material Adverse Effect” in Section 6.2(a) with respect to the representations and warranties contained in Section 3.3, Section 3.7(a) and Section 3.11); (B) any adverse Effect attributable to conditions generally affecting the web analytics industry, the U.S. economy or any of the foreign economies in any locations where Parent or any of Parent’s Subsidiaries has material operations or sales which do not materially disproportionately affect Parent or the applicable Parent Subsidiaries; (C) any employee departures after the date hereof; (D) any adverse Effect arising from or relating to compliance with the terms of this Agreement; (E) changes in GAAP or regulatory accounting principles after the date hereof; (F) changes in law after the date hereof; or (G) earthquakes, fires, floods, hurricanes, tornadoes or similar catastrophes, or acts of war, sabotage, terrorism, military action or any escalation or worsening thereof after the date hereof, and whether or not pursuant to the declaration of national emergency or war.

(e) For purposes of this Agreement, the term “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

8.4  Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

8.5  Entire Agreement; Third-Party Beneficiaries.  This Agreement and all exhibits and attachments hereto, including the Company Disclosure Letter, the Parent Disclosure Letter, the Voting Agreements, the Confidentiality Agreement and the Tax Representation Letters (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement and (ii) are not intended to confer upon any other Person any rights or remedies hereunder, except as specifically provided, following the Effective Time, in Section 5.11.

8.6  Severability.  In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to negotiate in good faith to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.7  Other Remedies; Specific Performance.

(a) Other Remedies.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(b) Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

8.8  Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

8.9  Jurisdiction.  Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the exclusive personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, (ii) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) to the fullest extent permitted by applicable Legal Requirements, any claim that (A) the suit, action or proceeding in such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject mater hereof, may not be enforced in or by such courts.

8.10  Rules of Construction.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.11  Assignment.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Any purported assignment in violation of this Section 8.11 shall be void. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

8.12  Waiver of Jury Trial.  EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED BY THE PARTIES IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

OMNITURE, INC.

By:	/s/ Joshua G. James
Name:     Joshua G. James

Title:	Chief Executive Officer

VOYAGER ACQUISITION CORP

By:	/s/ Michael S. Herring
Name:     Michael S. Herring

Title:	Chief Financial Officer

VISUAL SCIENCES, INC.

By:	/s/ James W. MacIntyre, IV
Name:     James W. MacIntyre, IV

Title:	President and Chief Executive Officer

* * * *AGREEMENT AND PLAN OF REORGANIZATION* * * *

Annex B

Section 262 of the Delaware General Corporation Law

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Annex C

October 23, 2007

Board of Directors
Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097

Members of the Board:

You have asked us to advise you with respect to the fairness, from a financial point of view, to Omniture, Inc. (the “Acquiror”) of the Merger Consideration (as defined below) to be paid by the Acquiror pursuant to the terms of an Agreement and Plan of Reorganization (the “Merger Agreement”) to be entered into by and among the Acquiror, Voyager Acquisition Corp, a wholly owned subsidiary of the Acquiror (“Merger Sub”), and Visual Sciences, Inc. (the “Company”). The Merger Agreement will provide for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company, pursuant to which the Company will become a wholly owned subsidiary of the Acquiror and each outstanding share of common stock, par value $0.001 per share, of the Company will be converted into the right to receive (i) 0.49 shares of common stock (the “Stock Consideration”), par value $0.001 per share (the “Acquiror Common Stock”), of the Acquiror, and (ii) $2.39 in cash (the “Cash Consideration” and, together with the Stock Consideration, the “Merger Consideration”).

In arriving at our opinion, we have reviewed a draft of the Merger Agreement dated October 21, 2007 and certain related documents, as well as certain publicly available business and financial information relating to the Company and the Acquiror. We have also reviewed certain other information relating to the Company and the Acquiror, including certain publicly available financial forecasts relating to the Acquiror as discussed with us by the management of the Acquiror and certain financial forecasts related to the Company as provided to or discussed with us by the Company and the Acquiror, and we have met with the managements of the Company and the Acquiror to discuss the business and prospects of the Company and the Acquiror. We have also considered certain financial and stock market data of the Company and the Acquiror, and we have compared that data with similar data for other publicly held companies in businesses we deemed similar to those of the Company and the Acquiror, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have recently been effected or announced. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

In connection with our review, we have not assumed any responsibility for independent verification of any of the foregoing information and have relied on such information being complete and accurate in all material respects. With respect to the financial forecasts for the Company that we have reviewed and which were prepared by the management of the Acquiror, the management of the Acquiror has advised us, and we have assumed, that such forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Acquiror as to the future financial performance of the Company after giving effect to the Merger. With respect to the publicly available financial forecasts for the Acquiror that we have reviewed, the management of the Acquiror has advised us, and we have assumed, that such publicly available financial forecasts represent reasonable estimates and judgments as to the future financial performance of the Acquiror. In addition, we have relied upon, without independent verification, the assessment of the management of the Acquiror as to (i) its ability to retain key employees, (ii) the strategic benefits and potential cost savings and other synergies (including the amount, timing and achievability thereof) anticipated to result from the Merger, (iii) the existing technology, products and services of the Company and the Acquiror and the validity of, and risks associated with, the future technology, products and services of the Company and the Acquiror, and (iv) its ability to integrate the businesses of the Company and the Acquiror. We have assumed, with your consent, that the Merger will be treated as a tax-free

C-1

Board of Directors
Omniture, Inc.
October 23, 2007

reorganization for federal income tax purposes. We also have assumed, with your consent, that in the course of obtaining any necessary regulatory and third party approvals and consents for the Merger, no modification, delay, limitation, restriction or condition will be imposed that will have an adverse effect on the Acquiror or the Company or the contemplated benefits of the Merger and that the Merger will be consummated in accordance with the terms of the Merger Agreement reviewed by us, without waiver, modification or amendment of any term, condition or agreement therein material to our analyses. Representatives of the Acquiror have advised us, and we further have assumed, that the Merger Agreement, when executed, will conform to the draft reviewed by us in all respects material to our analyses. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Acquiror, nor have we been furnished with any such evaluations or appraisals. Our opinion addresses only the fairness, from a financial point of view, to Acquiror of the Merger Consideration to be paid in the Merger and does not address any other aspect or implication of the Merger or any other agreement, arrangement or understanding entered into in connection with the Merger or otherwise. Our opinion is necessarily based upon information made available to us as of the date hereof, and upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We are not expressing any opinion as to what the value of the shares of Acquiror Common Stock actually will be when issued to holders of Company Common Stock pursuant to the Merger or the prices at which such shares of Acquiror Common Stock will trade at any time. Our opinion does not address the relative merits of the Merger as compared to other business strategies or transactions that might be available to the Acquiror, nor does it address the underlying business decision of the Acquiror to proceed with the Merger.

We have acted as financial advisor to the Acquiror in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon the consummation of the Merger. We will also receive a fee for rendering this opinion. In addition, the Acquiror has agreed to indemnify us for certain liabilities and other items arising out of our engagement. From time to time, we and our affiliates have in the past provided, are currently providing and in the future we may provide, investment banking and other financial services to the Company and the Acquiror, for which we have received, and would expect to receive, compensation. We are a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates’ own accounts and for the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, the Acquiror and any other entity that may be involved in the Merger, as well as provide investment banking and other financial services to such companies.

It is understood that this letter is for the information of the Board of Directors of the Acquiror in connection with its evaluation of the Merger and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the Merger.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be paid in the Merger is fair to the Acquiror, from a financial point of view.

Very truly yours,

CREDIT SUISSE SECURITIES (USA) LLC

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Annex D

PERSONAL AND CONFIDENTIAL

October 25, 2007

Board of Directors
Visual Sciences, Inc.
10182 Telesis Court
6th Floor
San Diego, CA 92121

Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of common stock, par value $0.001 per share (the “Shares”), of Visual Sciences, Inc. (the “Company”) of the Consideration (as defined below) to be received by such holders, taken in the aggregate, pursuant to the Agreement and Plan of Reorganization, dated as of October 25, 2007 (the “Agreement”), by and among Omniture, Inc. (“Parent”), Voyager Acquisition Corp, a wholly owned subsidiary of Parent (“Acquisition Sub”), and the Company. The Agreement provides that Acquisition Sub will be merged with and into the Company and each outstanding Share will be converted into $2.39 in cash (the “Cash Consideration”) and 0.490x shares of common stock, par value $0.001 per share (“Parent Common Stock”), of Parent (the “Stock Consideration”; together with the Cash Consideration, the “Consideration”).

Goldman, Sachs & Co. and its affiliates are engaged in investment banking and financial advisory services, securities trading, investment management, principal investment, financial planning, benefits counseling, risk management, hedging, financing, brokerage activities and other financial and non-financial activities and services for various persons and entities. In the ordinary course of these activities and services, Goldman, Sachs & Co. and its affiliates may at any time make or hold long or short positions and investments, as well as actively trade or effect transactions, in the equity, debt and other securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of the Company, Parent and any of their respective affiliates or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the “Transaction”) for their own account and for the accounts of their customers. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. We also may provide investment banking and other financial services to the Company, Parent and their respective affiliates in the future. In connection with providing any such services, we may receive compensation.

In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company for the three fiscal years ended December 31, 2006 and for Parent for the fiscal year ended December 31, 2006; Parent’s Registration Statement on Form S-1, including the prospectus contained therein, dated June 27, 2006, relating to Parent’s initial public offering; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Parent; certain other communications from the Company and Parent to their respective stockholders; certain publicly available research analyst reports for Parent and the Company, as reviewed and approved for our use by the management of the Company; and

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Board of Directors
Visual Sciences, Inc.
10182 Telesis Court
6th Floor
San Diego, CA 92121

certain internal financial analyses and forecasts for Parent prepared by Parent’s management, as adjusted by the Company’s management, and certain internal financial analyses, forecasts and sensitivity analyses for the Company prepared by the Company’s management (the “Forecasts”), including certain cost savings and operating synergies projected by the management of the Company and Parent to result from the Transaction (the “Synergies”). We also have held discussions with members of the senior managements of the Company and Parent regarding their assessment of the strategic rationale for, and the potential benefits of, the Transaction and the past and current business operations, financial condition and future prospects of their respective companies, including the views of the Company’s senior management and Board of Directors with respect to the risks and uncertainties of achieving the Company’s forecasts. In addition, we have reviewed the reported price and trading activity for the Shares and

Parent Common Stock, compared certain financial and stock market information for the Company and Parent with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the software industry specifically and in other industries generally and performed such other studies and analyses, and considered such other factors, as we considered appropriate.

For purposes of rendering this opinion, we have relied upon and assumed, without assuming any responsibility for independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by us. In that regard, we have assumed with your consent that the Forecasts and the Synergies have been reasonably prepared and reflect the best currently available estimates and judgments of the management of the Company and Parent, as the case may be. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of the Company, Parent or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We also have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or Parent or on the expected benefits of the Transaction in any way meaningful to our analysis. Our opinion does not address any legal, regulatory, tax or accounting matters.

Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company. We are not expressing any opinion as to the prices at which shares of Parent Common Stock will trade at any time. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to the Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be received by holders of Shares, taken in the aggregate, pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/  Goldman, Sachs & Co.
(GOLDMAN, SACHS & CO.)

D-2

Annex E

FORM OF PARENT VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of October 25, 2007 by and among Omniture, Inc., a Delaware corporation (“Parent”), Visual Sciences, Inc., a Delaware corporation (the “Company”), and the undersigned stockholder (“Stockholder”) of Parent.

RECITALS

A. Concurrently with the execution of this Agreement, Parent, Voyager Acquisition Corp, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company have entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company.

B. Pursuant to the Merger, all of the issued and outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Reorganization Agreement, all upon the terms and subject to the conditions set forth in the Reorganization Agreement.

C. As of the date of this Agreement, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of shares of outstanding capital stock of Parent and other securities convertible into, or exercisable or exchangeable for, shares of capital stock of Parent, all as set forth on the signature page of this Agreement.

D. In consideration of the execution of the Reorganization Agreement by the Company, Stockholder desires to vote the Shares (defined below) so as to facilitate the consummation of the Merger.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Agreement to Vote Shares.  Until the Expiration Date (defined below), at every annual or special meeting of stockholders of Parent called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of Parent with respect to any of the following (each such annual, special, adjourned or postponed meeting and written consent, each, a “Stockholder Vote”), Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 2), all shares of capital stock of Parent as to which Stockholder holds beneficial ownership at the time of such Stockholder Vote (collectively, the “Shares”) as follows:

(a) in favor of approval of the issuance of shares of the Common Stock of Parent, par value $0.001 per share, in connection with the Merger; and

(b) in favor of any adjournment or postponement recommended by Parent with respect to any stockholder meeting in connection with the issuance of shares of Parent Common Stock pursuant to the Reorganization Agreement and the Merger.

As used herein, the term “Expiration Date” shall mean the earliest to occur of (i) such date as shall be mutually agreed upon in writing by Parent, the Company and Stockholder, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement or (iii) the termination of the Reorganization Agreement in accordance with the terms thereof.

2. Irrevocable Proxy.  Concurrently with the execution of this Agreement, Stockholder agrees to deliver to the Company an irrevocable proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, covering the total number of Shares as to which Stockholder holds beneficial ownership at the time of the applicable Stockholder Vote.

3. No Inconsistent Agreement.  Stockholder hereby covenants and agrees (i) not to enter into any agreement that would restrict or interfere with the performance of Stockholder’s obligations hereunder and (ii) not to knowingly take any action that would reasonably be expected to make any of Stockholder’s representations or warranties contained herein untrue or incorrect or have the effect of preventing Stockholder from performing his, her or its obligations under this Agreement; provided, however, nothing in this Agreement shall limit the ability of Stockholder to sell, transfer or assign the shares of Parent capital stock held by the Stockholder from time to time, including, without limitation, distributing any such shares to limited partners, if applicable.

4. Representations, Warranties of Stockholder.  As of the date hereof, Stockholder represents and warrants to the Company as follows:

(i) Stockholder is the beneficial owner of the shares of Parent capital stock set forth on the signature page hereto (the “Currently Owned Shares”), with full power to vote or direct the voting of the Currently Owned Shares for and on behalf of any and all beneficial owners of the Currently Owned Shares.

(ii) The Currently Owned Shares are free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances of any kind or nature, in each case that would impair the right of the Stockholder to vote such shares.

(iii) Stockholder does not beneficially own any shares of capital stock of Parent, or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of Parent, other than the Currently Owned Shares.

(iv) Stockholder has all necessary power, authority and legal capacity to make, enter into and carry out the terms of this Agreement and the Proxy and no other proceedings or actions on the part of the Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the Proxy.

5. Additional Documents.  Stockholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the terms of this Agreement.

6. Consents and Waivers.  Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

7. Termination.  The term of this Agreement and the Proxy delivered in connection herewith shall commence on the date hereof and shall terminate and shall have no further force or effect as of the Expiration Date.

8. No Survival of Representations and Warranties.  The representations and warranties of the parties contained herein shall expire, and shall be terminated and extinguished, upon the Expiration Date.

9. No Limitation.  Nothing in this Agreement shall be construed to prohibit Stockholder from taking any action solely in his or her capacity as an officer or member of the Board of Directors of Parent, if applicable.

10. Miscellaneous.

(a) Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons, entities or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such illegal, void or unenforceable provision of this Agreement with a legal, valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such illegal, void or unenforceable provision.

(b) Binding Effect and Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors by operation of law, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of Stockholder hereunder may be assigned to any other person without the prior written consent of the Company.

(c) Amendments and Modification.  This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

(d) Waiver.  No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing.

(e) Specific Performance; Injunctive Relief.  The parties acknowledge that the Company will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to the Company upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to the Company at law or in equity.

(f) Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by facsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to Parent, to:

Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097
Attention: Chief Legal Officer
Telephone No.: 801.722.7000
Facsimile No.: 801.722.7005

with copies to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050
Attention: Martin W. Korman
Attention: Robert G. O’Connor
Telephone No.: (650) 493-9300
Facsimile No.: (650) 493-6811

if to the Company, to:

Visual Sciences, Inc.
10182 Telesis Court, 6th Floor
San Diego, California 92121
Attention: Dru Greenhalgh
Telephone No.: (858) 754-2710
Facsimile No.: (858) 546-0695

with copies to:

Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, California 92130
Attention: Barry M. Clarkson
Telephone No.: (858) 523-5406
Facsimile No.: (858) 523-5450

(iii) If to Stockholder: To the address for notice set forth on the signature page hereof.

(g) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(h) Entire Agreement.  This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

(i) Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(j) No Ownership Interest.  Nothing contained in this Agreement shall be deemed, upon execution, to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to Currently Owned Shares or the Shares, as applicable, except as otherwise provided herein or in the Reorganization Agreement. All rights, ownership and economic benefits of and relating to the Currently Owned Shares and the Shares, as applicable, shall remain vested in and belong to Stockholder, and the Company shall have no authority, as a result of this Agreement, to manage direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Parent or exercise any power or authority to direct Stockholder in the voting of any of the Currently Owned Shares or the Shares, as applicable, in each case, except as otherwise provided herein or in the Reorganization Agreement.

(k) Effect of Headings.  The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

VISUAL SCIENCES, INC.	STOCKHOLDER:

By:
Name:	Signature
Title:

Print Name

OMNITURE, INC.
By:	Address
Name:
Title:	Parent Capital Stock:

Common Stock:
Parent Options:

[SIGNATURE PAGE TO PARENT VOTING AGREEMENT]

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder (“Stockholder”) of Omniture, Inc., a Delaware corporation (the “Parent”), hereby irrevocably (to the fullest extent permitted by law) appoints James W. MacIntyre, IV, Claire Long and Andrew S. Greenhalgh of Visual Sciences, Inc., a Delaware corporation (the “Company”), and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Parent that are beneficially owned by the undersigned at the time of each Stockholder Vote (defined below) (the “Shares”) in accordance with the terms of this Proxy until the Expiration Date (as defined in the Voting Agreement (as defined below)). The Shares beneficially owned by the undersigned stockholder of Parent as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the shares held by such Stockholder until after the Expiration Date.

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement, dated as of October 25, 2007, by and among the Company, Parent and Stockholder (the “Voting Agreement”), and is granted in consideration of the Company entering into that certain Agreement and Plan of Reorganization, dated as of October 25, 2007 (the “Reorganization Agreement”), by and among Parent, Voyager Acquisition Corp, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company. The Reorganization Agreement provides for the merger of Merger Sub with and into the Company in accordance with its terms (the “Merger”).

The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date (as defined in the Voting Agreement), at every annual, special, adjourned or postponed meeting of stockholders of Parent and in every written consent in lieu of such meeting (each such annual, special, adjourned or postponed meeting and/or written consent, each, a “Stockholder Vote”), to act as the undersigned’s attorney-in-fact and proxy to vote the Shares that are beneficially owned by the undersigned at the time of a Stockholder Vote, and to exercise all voting, consent and similar rights of the undersigned with respect to such Shares (including, without limitation, the power to execute and deliver written consents) as follows:

(a) in favor of approval of the issuance of shares of the Common Stock of Parent, par value $0.001 per share, in connection with the Merger; and

(b) in favor of any adjournment or postponement recommended by Parent with respect to any stockholder meeting in connection with the issuance of shares of Parent Common Stock pursuant to the Reorganization Agreement and the Merger.

The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except as provided above. Stockholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors by operation of law of the undersigned.

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date (as defined in the Voting Agreement).

Signature

Print Name

Address

Shares:

Parent Common Stock:

Parent Options:

Dated: October   , 2007

[SIGNATURE PAGE TO PROXY]

Annex F

FORM OF COMPANY VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of October 25, 2007 by and among Omniture, Inc., a Delaware corporation (“Parent”), Visual Sciences, Inc., a Delaware corporation (the “Company”), and the undersigned stockholder (“Stockholder”) of the Company.

RECITALS

A. Concurrently with the execution of this Agreement, Parent, Voyager Acquisition Corp, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company have entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for, among other things, the merger (the “Merger”) of Merger Sub with and into the Company.

B. Pursuant to the Merger, all of the issued and outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Reorganization Agreement, all upon the terms and subject to the conditions set forth in the Reorganization Agreement.

C. As of the date of this Agreement, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the number of shares of outstanding capital stock of the Company and other securities convertible into, or exercisable or exchangeable for, shares of capital stock of the Company, all as set forth on the signature page of this Agreement.

D. In consideration of the execution of the Reorganization Agreement by Parent, Stockholder desires to vote the Shares (defined below) so as to facilitate the consummation of the Merger.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Agreement to Vote Shares.  Until the Expiration Date (defined below), at every annual or special meeting of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following (each such annual, special, adjourned or postponed meeting and written consent, each, a “Stockholder Vote”), Stockholder shall vote, to the extent not voted by the person(s) appointed under the Proxy (as defined in Section 2), all shares of capital stock of the Company as to which Stockholder holds beneficial ownership at the time of such Stockholder Vote (collectively, the “Shares”):

(i) in favor of the adoption of the Reorganization Agreement and in favor of any other actions contemplated by the Reorganization Agreement and any action required in furtherance thereof;

(ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Reorganization Agreement;

(iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Reorganization Agreement): (A) any Acquisition Proposal (as defined in the Reorganization Agreement) or any other merger agreement, merger (other than the Reorganization Agreement and Merger), consolidation, business combination, sale of substantial assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any substantial part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company or corporate structure of the Company or any subsidiary of the Company; or (E) any other action that would reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Reorganization Agreement;

(iv) in favor of waiving any notice that may have been or may be required relating to any reorganization of the Company or any subsidiary of the Company, any reclassification or recapitalization of the capital stock of the Company or any subsidiary of the Company, any sale of assets, change of control or acquisition of the

Company or any subsidiary of the Company by any other person, or any consolidation or merger of the Company or any subsidiary of the Company with or into any other person; and

(v) in favor of any adjournment or postponement recommended by the Company with respect to any stockholder meeting with respect to the Reorganization Agreement and the Merger.

As used herein, the term “Expiration Date” shall mean the earliest to occur of (i) such date as shall be mutually agreed upon in writing by the Company, Parent and Stockholder, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Reorganization Agreement or (iii) the termination of the Reorganization Agreement in accordance with the terms thereof.

2. Irrevocable Proxy.  Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Parent an irrevocable proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permitted by applicable law, covering the total number of Shares as to which Stockholder holds beneficial ownership at the time of the applicable Stockholder Vote.

3. No Inconsistent Agreement.  Stockholder hereby covenants and agrees (i) not to enter into any agreement that would restrict or interfere with the performance of Stockholder’s obligations hereunder and (ii) not to knowingly take any action that would reasonably be expected to make any of Stockholder’s representations or warranties contained herein untrue or incorrect or have the effect of preventing Stockholder from performing his, her or its obligations under this Agreement; provided, however, nothing in this Agreement shall limit the ability of Stockholder to sell, transfer or assign the shares of Company capital stock held by the Stockholder from time to time, including, without limitation, distributing any such shares to limited partners, if applicable.

4. Representations, Warranties and Covenants of Stockholder.  As of the date hereof, Stockholder represents and warrants to Parent as follows:

(i) Stockholder is the beneficial owner of the shares of Company capital stock set forth on the signature page hereto (the “Currently Owned Shares”), with full power to vote or direct the voting of the Currently Owned Shares for and on behalf of any and all beneficial owners of the Currently Owned Shares.

(ii) The Currently Owned Shares are free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances of any kind or nature, in each case that would impair the right of the Stockholder to vote such shares.

(iii) Stockholder does not beneficially own any shares of capital stock of the Company, or any securities convertible into, or exchangeable or exercisable for, shares of capital stock of the Company, other than the Currently Owned Shares.

(iv) Stockholder has all necessary power, authority and legal capacity to make, enter into and carry out the terms of this Agreement and the Proxy, and no other proceedings or actions on the part of the Stockholder are necessary to authorize the execution, delivery or performance of this Agreement or the Proxy.

5. Additional Documents.  Stockholder hereby covenants and agrees to execute and deliver any additional documents reasonably necessary or desirable to carry out the terms of this Agreement.

6. Consents and Waivers.  Stockholder hereby gives any consents or waivers that are reasonably required for the consummation of the Merger under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have.

7. Termination.  The term of this Agreement and the Proxy delivered in connection herewith shall commence on the date hereof and shall terminate and shall have no further force or effect as of the Expiration Date.

8. Amendment of Merger Agreement.  The obligations of Stockholders under this Agreement shall terminate if the Reorganization Agreement is amended after the date hereof without the prior written consent of Stockholder in a manner that changes the form of consideration or reduces the amount of cash or number of shares to be delivered with regard to shares of capital stock of the Company, in each case as set forth in the Reorganization Agreement.

9. No Survival of Representations and Warranties.  The representations and warranties of the parties contained herein shall expire, and shall be terminated and extinguished, upon the Expiration Date.

10. No Limitation.  Nothing in this Agreement shall be construed to prohibit Stockholder from taking any action solely in his or her capacity as an officer or member of the Board of Directors of the Company, if applicable.

11. Miscellaneous.

(a) Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons, entities or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such illegal, void or unenforceable provision of this Agreement with a legal, valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such illegal, void or unenforceable provision.

(b) Binding Effect and Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors by operation of law, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of Stockholder hereunder may be assigned to any other person without the prior written consent of Parent.

(c) Amendments and Modification.  This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

(d) Waiver.  No waiver by any party hereto of any condition or of any breach of any provision of this Agreement shall be effective unless in writing.

(e) Specific Performance; Injunctive Relief.  The parties acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

(f) Notices.  All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by facsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to Parent, to:

Omniture, Inc.
550 East Timpanogos Circle
Orem, Utah 84097
Attention: Chief Legal Officer
Telephone No.: 801.722.7000
Facsimile No.: 801.722.7005

with copies to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050
Attention: Martin W. Korman
Attention: Robert G. O’Connor
Telephone No.: (650) 493-9300
Facsimile No.: (650) 493-6811

if to the Company, to:

Visual Sciences, Inc.
10182 Telesis Court, 6th Floor
San Diego, California 92121
Attention: Dru Greenhalgh
Telephone No.: (858) 754-2710
Facsimile No.: (858) 546-0695

with copies to:

Latham & Watkins LLP
12636 High Bluff Drive, Suite 400
San Diego, California 92130
Attention: Barry M. Clarkson
Telephone No.: (858)523-5406
Facsimile No.: (858) 523-5450

(iii) If to Stockholder: To the address for notice set forth on the signature page hereof.

(g) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(h) Entire Agreement.  This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

(i) Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

(j) No Ownership Interest.  Nothing contained in this Agreement shall be deemed, upon execution, to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to Currently Owned Shares or the Shares, except as otherwise provided herein or in the Reorganization Agreement. All rights, ownership and economic benefits of and relating to the Currently Owned Shares and the Shares shall remain vested in and belong to Stockholder, and Parent shall have no authority, as a result of this Agreement, to manage direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct Stockholder in the voting of any of the Currently Owned Shares or the Shares, as applicable, in each case, except as otherwise provided herein or in the Reorganization Agreement.

(k)  Effect of Headings.  The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Company Voting Agreement on the date first above written.

OMNITURE, INC.	STOCKHOLDER:

By:
Name:	Signature
Title:

Print Name

VISUAL SCIENCES, INC.
By:	Address
Name:
Title:	Company Capital Stock:

Common Stock:
Company Options:

[SIGNATURE PAGE TO VOTING AGREEMENT]

EXHIBIT A

IRREVOCABLE PROXY

The undersigned stockholder (“Stockholder”) of Visual Sciences, Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Joshua G. James, Michael S. Herring and Shawn J. Lindquist of Omniture, Inc., a Delaware corporation (“Parent”), and each of them, as the sole and exclusive attorneys-in-fact and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that are beneficially owned by the undersigned at the time of each Stockholder Vote (defined below) (the “Shares”) in accordance with the terms of this Proxy until the Expiration Date (as defined in the Voting Agreement (as defined below)). The Shares beneficially owned by the undersigned stockholder of the Company as of the date of this Proxy are listed on the final page of this Proxy. Upon the undersigned’s execution of this Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned hereby agrees not to grant any subsequent proxies with respect to the shares held by such Stockholder until after the Expiration Date.

This Proxy is irrevocable (to the fullest extent permitted by law), is coupled with an interest and is granted pursuant to that certain Voting Agreement, dated as of October 25, 2007, by and among Parent, the Company and Stockholder (the “Voting Agreement”), and is granted in consideration of Parent entering into that certain Agreement and Plan of Reorganization, dated as of October 25, 2007 (the “Reorganization Agreement”), by and among Parent, Voyager Acquisition Corp, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the Company. The Reorganization Agreement provides for the merger of Merger Sub with and into the Company in accordance with its terms (the “Merger”).

The attorneys-in-fact and proxies named above are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date (as defined in the Voting Agreement), at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting (each such annual, special, adjourned or postponed meeting and/or written consent, each, a “Stockholder Vote”), to act as the undersigned’s attorney-in-fact and proxy to vote the Shares that are beneficially owned by the undersigned at the time of a Stockholder Vote, and to exercise all voting, consent and similar rights of the undersigned with respect to such Shares (including, without limitation, the power to execute and deliver written consents) as follows:

(i) in favor of the adoption of the Reorganization Agreement and in favor of any other actions contemplated by the Reorganization Agreement and this Proxy and any action required in furtherance thereof;

(ii) against approval of any proposal made in opposition to, or in competition with, consummation of the Merger and the transactions contemplated by the Reorganization Agreement;

(iii) against any of the following actions (other than those actions that relate to the Merger and the transactions contemplated by the Reorganization Agreement): (A) any Acquisition Proposal (as defined in the Reorganization Agreement) or any other merger agreement, merger (other than the Reorganization Agreement and Merger), consolidation, business combination, sale of substantial assets, reorganization or recapitalization of the Company or any subsidiary of the Company with any party, (B) any sale, lease or transfer of any substantial part of the assets of the Company or any subsidiary of the Company, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any subsidiary of the Company, (D) any material change in the capitalization of the Company or any subsidiary of the Company or corporate structure of the Company or any subsidiary of the Company; or (E) any other action that would reasonably be expected to impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Reorganization Agreement;

(iv) in favor of waiving any notice that may have been or may be required relating to any reorganization of the Company or any subsidiary of the Company, any reclassification or recapitalization of the capital stock of the Company or any subsidiary of the Company, any sale of assets, change of control or acquisition of the Company or any subsidiary of the Company by any other person, or any consolidation or merger of the Company or any subsidiary of the Company with or into any other person; and

(v) in favor of any adjournment or postponement recommended by the Company with respect to any stockholder meeting with respect to the Reorganization Agreement and the Merger.

The attorneys-in-fact and proxies named above may not exercise this Proxy on any other matter except as provided in clauses (i), (ii), (iii), (iv) or (v) above. Stockholder may vote the Shares on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors by operation of law of the undersigned.

This Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date (as defined in the Voting Agreement).

Signature

Print Name

Address

Shares:

Company Common Stock:

Company Options:

Dated: October   , 2007

[SIGNATURE PAGE TO PROXY]

VISUAL SCIENCES, INC.

Electronic Voting Instructions
You can vote by telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose the method outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the telephone must be received by 1:00 a.m., Central Time, on January 17, 2008.
Vote by telephone
•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote “FOR” Proposal 1 and “FOR” Proposal 2.

		For	Against	Abstain
1.	To approve the adoption of the Agreement and Plan of Reorganization dated October 25, 2007.	☐	☐	☐

In their discretion, the proxies identified herein are authorized to vote on such other matters of business as may properly come before the meeting or any adjournment or postponement thereof.

		For	Against	Abstain
2.	To approve the grant of discretionary authority to Visual Sciences management to adjourn or postpone the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal 1.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting.	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — VISUAL SCIENCES, INC.

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 17, 2008
AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VISUAL SCIENCES, INC.
The undersigned hereby appoints James W. MacIntyre, IV, Claire Long and Andrew S. Greenhalgh and each of them, with full power of substitution, as proxies to represent and vote as designated on the reverse side, all the shares of Common Stock of Visual Sciences, Inc. held of record by the undersigned on December 11, 2007 at the Special Meeting of Stockholders of Visual Sciences, Inc. to be held on January 17, 2008 at 10:00 a.m. (Pacific Time) at its headquarters located at 10182 Telesis Court, 6th Floor, San Diego, California 92121, or any adjournment or postponement thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the proxies discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.
This proxy is solicited on behalf of the Board of Directors of Visual Sciences, Inc. This proxy, when properly executed, will be voted in accordance with the instructions given on the reverse side. If no instructions are given, this proxy will be voted “FOR” proposal 1 and “FOR” proposal 2.
(Continued and to be marked, signed and dated on the reverse side)